[LOGO OF PACIFIC SELECT FUND]
                                                       PACIFIC SELECT FUND

                                                     700 NEWPORT CENTER DRIVE
                                                     NEWPORT BEACH, CA 92660

  Pacific Select Fund (the "Fund") is a mutual fund that currently offers fourteen separate portfolios (each a "Portfolio"). The Portfolios serve as the investment medium for variable life insurance policies and variable annuity contracts (the "Variable Contracts") issued or administered by Pacific Life Insurance Company ("Pacific Life" or the "Adviser", formerly known as Pacific Mutual Life Insurance Company). You can instruct Pacific Life to allocate cash value under your Variable Contract to investment options funded by an account known as a "Separate Account," which invests in the Portfolios. Your allocation rights are described in the accompanying Prospectus for the Separate Account.

  The fourteen Portfolios of the Fund are as follows:

      The Money Market Portfolio*              The Equity Income
          The High Yield Bond                      Portfolio
               Portfolio                      The Multi-Strategy
       The Managed Bond Portfolio                  Portfolio
       The Government Securities             The Equity Portfolio
               Portfolio                      The Bond and Income
         The Growth Portfolio**                    Portfolio
         The Aggressive Equity            The Equity Index Portfolio
               Portfolio                       The International
        The Growth LT Portfolio                    Portfolio
                                             The Emerging Markets
                                                   Portfolio

  This Prospectus contains information about the investment objective and policies of each Portfolio and related information. You should carefully consider a Portfolio's investment objective and policies and potential risks before investing.

  THE FUND'S SHARES INVOLVE INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL, AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE FUND'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information ("SAI"), dated May 1, 1998, containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and may be obtained by writing to the Fund at the address printed above or calling the Fund at (800) 800-7681. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI material incorporated by reference and other information regarding registrants that file electronically with the SEC.

--------

* Investment in the Money Market Portfolio (or in any other Portfolio) is neither insured nor guaranteed by the U.S. Government.

** The Growth Portfolio is not available for variable annuity contracts issued on or after January 1, 1994 or for Pacific Corinthian variable annuity contracts. See "How Do You Purchase Shares of the Fund?" on page 35.

                               ----------------
   THIS  PROSPECTUS SHOULD BE  READ IN CONJUNCTION  WITH THE PROSPECTUS  OF
       THE SEPARATE  ACCOUNT, WHICH  ACCOMPANIES THIS  PROSPECTUS. BOTH
           PROSPECTUSES SHOULD BE  READ CAREFULLY  AND RETAINED FOR
              FUTURE REFERENCE.

                               ----------------
 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION NOR HAS  THE COMMISSION PASSED UPON THE ACCURACY
     OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO  THE CONTRARY
       IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUND'S PORTFOLIOS AT A GLANCE..........................................   1
CONDENSED FINANCIAL INFORMATION............................................   1
THE PORTFOLIOS: INVESTMENT OBJECTIVES AND POLICIES.........................   4
  General..................................................................   4
  Money Market Portfolio...................................................   5
  High Yield Bond Portfolio................................................   5
  Managed Bond Portfolio...................................................   6
  Government Securities Portfolio..........................................   7
  Growth Portfolio.........................................................   8
  Aggressive Equity Portfolio..............................................   9
  Growth LT Portfolio......................................................   9
  Equity Income Portfolio..................................................  10
  Multi-Strategy Portfolio.................................................  11
  Equity Portfolio.........................................................  12
  Bond and Income Portfolio................................................  13
  Equity Index Portfolio...................................................  14
  International Portfolio..................................................  15
  Emerging Markets Portfolio...............................................  16
  All Portfolios: Diversification and Changes in Policies..................  17
SECURITIES AND INVESTMENT TECHNIQUES.......................................  18
  Derivatives..............................................................  18
  Mortgage-Related Securities..............................................  18
  High Yield Bonds.........................................................  20
  Variable and Floating Rate Securities....................................  21
  Small Capitalization Stocks..............................................  21
  Borrowing................................................................  22
  Illiquid and Restricted Securities.......................................  22
  Precious Metals-Related Securities.......................................  22
  Foreign Securities.......................................................  22
  Forward Foreign Currency Contracts.......................................  24
  Options..................................................................  24
  Foreign Currency Options.................................................  25
  Swap Agreements and Options on Swap Agreements...........................  25
  Spread Transactions......................................................  26
  Futures Contracts and Futures Options....................................  26
ORGANIZATION AND MANAGEMENT OF THE FUND....................................  27
MORE ON THE FUND'S SHARES..................................................  35
OTHER INFORMATION ABOUT THE FUND...........................................  37
TOTAL RETURN...............................................................  39
  Prior Performance of A Comparable Fund Managed by Alliance Capital.......  40
  Prior Performance of Comparable Accounts Managed by Goldman Sachs........  41
APPENDIX...................................................................  43
  Description of Bond Ratings..............................................  43

                       THE FUND'S PORTFOLIOS AT A GLANCE

  A summary of the highlights of Pacific Select Fund's Portfolios appears below. THIS CHART IS ONLY A SUMMARY. YOU SHOULD ALSO READ THE COMPLETE DESCRIPTIONS OF EACH PORTFOLIO'S INVESTMENT OBJECTIVES AND POLICIES, WHICH BEGIN ON PAGE 4, AND RELATED INFORMATION. Pacific Life as investment adviser to the Fund has retained other investment advisory firms as Portfolio Managers for twelve of the Portfolios of the Fund.

                                                        PRIMARY INVESTMENTS
    PORTFOLIO                OBJECTIVE              (UNDER NORMAL CIRCUMSTANCES)         PORTFOLIO MANAGER

 Money Market     Current income consistent         Highest quality money         Pacific Life
                  with preservation of capital      market instruments
------------------------------------------------------------------------------------------------------------------
 High Yield Bond  High level of current income      Intermediate and long-        Pacific Life
                                                    term, high-yielding,
                                                    lower and medium quality
                                                    (high risk) fixed-income
                                                    securities
------------------------------------------------------------------------------------------------------------------
 Managed Bond     Maximize total return             Investment grade              Pacific Investment
                  consistent with prudent           marketable debt               Management Company
                  investment management             securities. Will
                                                    normally maintain an
                                                    average portfolio
                                                    duration of 3-7 years
------------------------------------------------------------------------------------------------------------------
 Government       Maximize total return             U.S. Government               Pacific Investment
  Securities      consistent with prudent           securities including          Management Company
                  investment management             futures and options
                                                    thereon and high-grade
                                                    corporate debt
                                                    securities. Will
                                                    normally maintain an
                                                    average portfolio
                                                    duration of 3-7 years
------------------------------------------------------------------------------------------------------------------
 Growth           Growth of capital                 Common stock                  Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------
 Aggressive       Capital appreciation              Common stock of small         Alliance Capital Management L.P.
  Equity                                            emerging growth and
                                                    medium capitalization
                                                    companies
------------------------------------------------------------------------------------------------------------------
 Growth LT        Long-term growth of capital       Common stock                  Janus Capital Corporation
                  consistent with the
                  preservation of capital
------------------------------------------------------------------------------------------------------------------
 Equity Income    Long-term growth of capital       Dividend paying common        J.P. Morgan Investment
                  and income                        stock                         Management Inc.
------------------------------------------------------------------------------------------------------------------
 Multi-Strategy   High total return                 Equity and fixed income       J.P. Morgan Investment
                                                    securities                    Management Inc.
------------------------------------------------------------------------------------------------------------------
 Equity           Capital appreciation              Common stocks and             Goldman Sachs Asset Management
                                                    securities convertible
                                                    into or exchangeable for
                                                    common stocks
------------------------------------------------------------------------------------------------------------------
 Bond and         Provide total return and income   Investment grade debt         Goldman Sachs Asset Management
  Income          consistent with prudent           securities. Will
                  investment management             normally maintain an
                                                    average portfolio
                                                    duration within one-half
                                                    year of a long-term bond
                                                    index
------------------------------------------------------------------------------------------------------------------
 Equity Index     Provide investment results that   Stocks included in the        Bankers Trust Company
                  correspond to the total return    S&P 500
                  performance of common stocks
                  publicly traded in the U.S.
------------------------------------------------------------------------------------------------------------------
 International    Long-term capital                 Equity securities of          Morgan Stanley Asset
                  appreciation                      corporations domiciled        Management Inc.
                                                    outside the United
                                                    States
------------------------------------------------------------------------------------------------------------------
 Emerging Markets Long-term growth of capital       Common stocks of              Blairlogie Capital Management
                                                    companies domiciled in
                                                    emerging market
                                                    countries

                        CONDENSED FINANCIAL INFORMATION

  The following tables present condensed financial information about each Portfolio of the Fund. The tables present historical information based upon a single share outstanding through each fiscal year. The information in the tables for the years 1993 through 1997 is included and can be read in conjunction with the Fund's financial statements, which are in the Fund's Annual Report dated as of December 31, 1997. These financial statements have been audited by Deloitte & Touche LLP, independent auditors, except for information with respect to the Equity Portfolio and Bond and Income Portfolio for years prior to 1994, which was audited by other independent auditors. The Annual Report, which is available without charge, contains more information about the Fund's performance.

                             FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                   INVESTMENT ACTIVITIES           DISTRIBUTIONS                         RATIOS/SUPPLEMENTAL DATA
               ---------------------------- -------------------------- -------------------------------------------------------------
                                                                                                               RATIO
                                                                                                              OF NET          AVER-
                        NET                                                                                   INVEST-         AGE
        NET           REALIZED              DIVIDENDS                                                          MENT           COM-
       ASSET            AND                  (FROM                      NET                NET      RATIO OF  INCOME  PORT-   MIS-
       VALUE,   NET   UNREALIZED   TOTAL       NET                     ASSET              ASSETS,   EXPENSES    TO    FOLIO   SIONS
YEAR   BEGIN-  INVEST-  GAIN       FROM      INVEST-  FROM      TOTAL  VALUE,             END OF   TO AVERAGE AVERAGE TURN-   PAID
ENDED  NING OF  MENT  (LOSS) ON  INVESTMENT   MENT   CAPITAL   DISTRI- END OF    TOTAL   PERIOD (IN   NET      NET    OVER    PER
12/31  PERIOD  INCOME SECURITIES OPERATIONS  INCOME)  GAINS    BUTION  PERIOD  RETURN(8) THOUSANDS) ASSETS    ASSETS  RATE    SHARE
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
1997     $10.04 $ 0.51   $0.01     $ 0.52     $0.50   $0.00    $0.50    $10.06    5.28%   $451,505   0.44%     5.17%      N/A   N/A
1996      10.02   0.47    0.02       0.49      0.47    0.00     0.47     10.04    5.07%    322,193   0.50%     4.93%      N/A   N/A
1995      10.03   0.54    0.00       0.54      0.55    0.00     0.55     10.02    5.54%     95,949   0.53%     5.41%      N/A   N/A
1994       9.99   0.33    0.04       0.37      0.33    0.00     0.33     10.03    3.76%     94,150   0.64%     3.94%      N/A   N/A
1993       9.96   0.23    0.03       0.26      0.23    0.00     0.23      9.99    2.58%     33,910   0.65%     2.56%      N/A   N/A
1992       9.94   0.29    0.02       0.31      0.29    0.00     0.29      9.96    3.22%     23,905   0.65%     3.13%      N/A   N/A
1991       9.94   0.56    0.00       0.56      0.56    0.00     0.56      9.94    5.74%     14,502   0.65%     5.53%      N/A   N/A
1990       9.82   0.79   (0.03)      0.76      0.64    0.00     0.64      9.94    7.92%     15,401   0.65%     7.57%      N/A   N/A
1989       9.81   0.82    0.01       0.83      0.82    0.00     0.82      9.82    8.73%      4,252   1.00%     8.38%      N/A   N/A
1988(1)   10.00   0.58   (0.01)      0.57      0.76    0.00     0.76      9.81    5.85%      3,913   1.65%*    6.04%*     N/A   N/A
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO
1997     $ 9.94 $ 0.78    $0.12    $ 0.90     $0.77   $0.09    $0.86    $ 9.98    9.44%   $311,125   0.65%     7.89%   103.19%  N/A
1996       9.79   0.79     0.25      1.04      0.79    0.10     0.89      9.94   11.31%    184,744   0.71%     8.28%   120.06%  N/A
1995       8.91   0.76     0.88      1.64      0.76    0.00     0.76      9.79   18.87%     84,425   0.77%     8.51%   127.31%  N/A
1994       9.67   0.73    (0.70)     0.03      0.73    0.06     0.79      8.91    0.42%     25,338   0.88%     8.13%   141.86%  N/A
1993       9.24   0.86     0.77      1.63      0.86    0.34     1.20      9.67   18.01%     16,017   0.75%     8.37%   185.83%  N/A
1992       8.54   0.87     0.69      1.56      0.86    0.00     0.86      9.24   18.72%     14,152   0.75%     9.46%   186.23%  N/A
1991       7.84   0.91     0.95      1.86      0.91    0.25     1.16      8.54   24.58%     10,356   0.75%    10.77%   149.20%  N/A
1990       8.90   1.04    (1.01)     0.03      1.04    0.05     1.09      7.84    0.38%      8,288   0.75%    12.02%    69.59%  N/A
1989       9.72   1.20    (0.79)     0.41      1.23    0.00     1.23      8.90    4.16%      8,208   0.95%    12.48%   121.76%  N/A
1988(1)   10.00   1.07    (0.26)     0.81      0.99    0.10     1.09      9.72    8.30%      7,871   1.65%*   10.63%*   69.14%  N/A
------------------------------------------------------------------------------------------------------------------------------------
MANAGED BOND PORTFOLIO
1997     $10.75 $ 0.59    $0.44    $ 1.03     $0.60   $0.04    $0.64    $11.14    9.92%   $468,575   0.66%     5.72%   230.87%  N/A
1996      11.10   0.59    (0.15)     0.44      0.57    0.22     0.79     10.75    4.25%    260,270   0.71%     5.71%   386.16%  N/A
1995       9.90   0.65     1.19      1.84      0.64    0.00     0.64     11.10   19.04%    126,992   0.76%     6.04%   191.39%  N/A
1994      10.89   0.50    (0.98)    (0.48)     0.50    0.01     0.51      9.90  (4.36)%     53,219   0.84%     5.04%   127.95%  N/A
1993      10.62   0.52     0.70      1.22      0.52    0.43     0.95     10.89   11.63%     43,116   0.75%     4.74%   163.11%  N/A
1992      10.79   0.68     0.23      0.91      0.67    0.41     1.08     10.62    8.68%     26,406   0.75%     6.39%    89.55%  N/A
1991      10.35   0.82     0.88      1.70      0.82    0.44     1.26     10.79   17.03%     16,645   0.75%     7.74%    80.96%  N/A
1990      10.43   0.85    (0.01)     0.84      0.85    0.07     0.92     10.35    8.52%     12,412   0.75%     8.32%    68.79%  N/A
1989       9.99   0.86     0.56      1.42      0.86    0.12     0.98     10.43   14.74%     11,371   0.91%     8.36%   115.89%  N/A
1988(1)   10.00   0.68     0.03      0.71      0.62    0.10     0.72      9.99    7.11%      9,031   1.69%*    6.76%*  209.49%  N/A
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GOVERNMENT SECURITIES PORTFOLIO
1997     $10.38 $ 0.53   $ 0.42    $ 0.95     $0.55   $0.00    $0.55    $10.78    9.48%   $129,900   0.66%     5.39%   203.01%  N/A
1996      10.84   0.56    (0.27)     0.29      0.53    0.22     0.75     10.38    2.94%     97,542   0.72%     5.33%   307.13%  N/A
1995       9.64   0.58     1.19      1.77      0.57    0.00     0.57     10.84   18.81%     59,767   0.82%     5.58%   298.81%  N/A
1994      10.64   0.44    (0.99)    (0.55)     0.44    0.01     0.45      9.64  (5.10)%     21,489   0.88%     4.29%   232.99%  N/A
1993      10.48   0.34     0.78      1.12      0.34    0.62     0.96     10.64   10.79%     23,584   0.75%     3.15%   402.37%  N/A
1992      10.55   0.51     0.27      0.78      0.51    0.34     0.85     10.48    7.52%     17,701   0.75%     4.95%   212.31%  N/A
1991      10.07   0.69     0.93      1.62      0.71    0.43     1.14     10.55   16.67%     10,841   0.75%     6.90%   110.74%  N/A
1990      10.22   0.79    (0.02)     0.77      0.78    0.14     0.92     10.07    8.01%      7,469   0.75%     7.87%    45.99%  N/A
1989       9.82   0.84     0.56      1.40      0.84    0.16     1.00     10.22   14.61%      6,428   0.98%     8.22%   151.10%  N/A
1988(1)   10.00   0.65     0.01      0.66      0.65    0.19     0.84      9.82    6.65%      5,523   1.77%*    6.42%*  284.30%  N/A
------------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO(3)
1997     $21.45 $ 0.05   $ 5.65    $ 5.70     $0.05   $2.49    $2.54    $24.61   30.27%   $246,555   0.70%     0.22%  52.20% $0.044
1996      18.57   0.08     4.11      4.19      0.09    1.22     1.31     21.45   23.62%    167,335   0.76%     0.44%  70.22%  0.047
1995      14.90   0.15     3.67      3.82      0.15    0.00     0.15     18.57   25.75%    129,741   0.79%     0.88%  46.76%  0.052
1994      18.20   0.10    (2.01)    (1.91)     0.10    1.29     1.39     14.90  (10.49)%    81,451   0.86%     0.58%  40.42%    N/A
1993      15.76   0.08     3.37      3.45      0.08    0.93     1.01     18.20   21.89%     77,405   0.71%     0.51%  35.08%    N/A
1992      13.70   0.11     2.69      2.80      0.11    0.63     0.74     15.76   20.53%     34,747   0.75%     0.81%  39.97%    N/A
1991      10.09   0.15     3.78      3.93      0.15    0.17     0.32     13.70   39.15%     13,482   0.75%     1.31%  31.48%    N/A
1990      13.67   0.20    (2.39)    (2.19)     0.19    1.20     1.39     10.09  (17.30)%     6,351   0.75%     1.75%  41.18%    N/A
1989      11.15   0.18     3.70      3.88      0.17    1.19     1.36     13.67   34.96%      5,896   0.97%     1.42%  65.35%    N/A
1988(1)(2)10.00   0.00     1.53      1.53      0.02    0.36     0.38     11.15   15.31%      3,335   2.46%*    0.01%* 33.61%    N/A
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AGGRESSIVE EQUITY PORTFOLIO(12)
1997     $10.78 $(0.01)  $ 0.41    $ 0.40     $0.00   $0.00    $0.00    $11.18    3.78%   $122,752   0.86%  (0.13)% 189.21%  $0.054
1996(9)   10.00   0.01     0.78      0.79      0.01    0.00     0.01     10.78    7.86%     49,849   1.02%* (0.11)%* 79.86%   0.051
------------------------------------------------------------------------------------------------------------------------------------
GROWTH LT PORTFOLIO
1997     $16.50 $ 0.16   $ 1.51    $ 1.67     $0.09   $0.77    $0.86    $17.31    10.96%  $677,147   0.82%   0.52%  145.17%  $0.046
1996      14.12   0.14     2.37      2.51      0.13    0.00     0.13     16.50    17.87%   438,154   0.87%   0.74%  147.02%   0.045
1995      11.11   0.10     3.96      4.06      0.10    0.95     1.05     14.12    36.75%   200,785   0.94%   0.90%  165.83%   0.052
1994(4)   10.00   0.10     1.21      1.31      0.12    0.08     0.20     11.11    13.25%    49,374   1.08%*  1.32%* 257.20%     N/A
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
                                                        (continued on next page)
LOGO

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                                              INVESTMENT ACTIVITIES                                DISTRIBUTIONS
                                       -------------------------------------     ---------------------------------------------------
                                                       NET
                           NET                     REALIZED AND     TOTAL         DIVIDENDS
                        ASSET VALUE,       NET      UNREALIZED      FROM          (FROM NET       FROM        RETURN
YEAR ENDED              BEGINNING OF   INVESTMENT   GAIN (LOSS)  INVESTMENT      INVESTMENT      CAPITAL        OF          TOTAL
12/31                     PERIOD         INCOME    ON SECURITIES  OPERATIONS       INCOME)        GAINS       CAPITAL   DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------
 EQUITY INCOME PORTFOLIO(3)(6)

 1997                     $20.45          $0.20        $ 5.35         $5.55         $0.20          $1.33       $0.00       $1.53
 1996                      18.21           0.24          3.15          3.39          0.24           0.91        0.00        1.15
 1995                      14.05           0.26          4.16          4.42          0.26           0.00        0.00        0.26
 1994                      15.52           0.20         (0.25)        (0.05)         0.20           1.22        0.00        1.42
 1993                      15.11           0.26          0.98          1.24          0.26           0.57        0.00        0.83
 1992                      14.74           0.19          0.59          0.78          0.19           0.22        0.00        0.41
 1991                      11.64           0.32          3.28          3.60          0.32           0.18        0.00        0.50
 1990                      13.11           0.32         (1.30)        (0.98)         0.32           0.17        0.00        0.49
 1989                      10.68           0.17          2.94          3.11          0.30           0.38        0.00        0.68
 1988(1)                   10.00           0.12          0.70          0.82          0.12           0.02        0.00        0.14
------------------------------------------------------------------------------------------------------------------------------------

 MULTI-STRATEGY PORTFOLIO(3)(6)

 1997                     $14.75          $0.50        $ 2.23         $2.73         $0.50          $0.80       $0.00       $1.30
 1996                      14.20           0.48          1.20          1.68          0.48           0.65        0.00        1.13
 1995                      11.73           0.45          2.47          2.92          0.45           0.00        0.00        0.45
 1994                      12.66           0.32         (0.51)        (0.19)         0.32           0.42        0.00        0.74
 1993                      12.18           0.35          0.77          1.12          0.35           0.29        0.00        0.64
 1992                      11.99           0.37          0.27          0.64          0.37           0.08        0.00        0.45
 1991                      10.14           0.46          1.93          2.39          0.45           0.09        0.00        0.54
 1990                      10.84           0.51         (0.66)        (0.15)         0.48           0.07        0.00        0.55
 1989                      10.35           0.57          1.82          2.39          0.59           1.31        0.00        1.90
 1988(1)                   10.00           0.34          0.34          0.68          0.32           0.01        0.00        0.33
------------------------------------------------------------------------------------------------------------------------------------

 EQUITY PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE FUND)(13)

 1997                     $21.07          $0.14        $ 3.58         $3.72         $0.13          $0.77       $0.00       $0.90
 1996                      17.52           0.02          4.71          4.73          0.02           1.16        0.00        1.18
 1995                      14.20           0.05          3.33          3.38          0.06           0.00        0.00        0.06
 1994                      14.94           0.32         (0.74)        (0.42)         0.32           0.00        0.00        0.32
 1993                      14.39           0.22          1.90          2.12          0.22           0.81        0.54        1.57
 1992                      14.83           0.19          0.49          0.68          0.19           0.93        0.00        1.12
 1991                      11.71           0.33          3.12          3.45          0.33           0.00        0.00        0.33
 1990                      12.59           0.56         (0.88)        (0.32)         0.56           0.00        0.00        0.56
 1989                      10.37           0.82          2.23          3.05          0.83           0.00        0.00        0.83
 1988                      10.23           0.56          0.14          0.70          0.56           0.00        0.00        0.56
------------------------------------------------------------------------------------------------------------------------------------

 BOND AND INCOME PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE
 FUND)(13)

 1997                     $12.05          $0.80        $ 1.05         $1.85         $0.76          $0.17       $0.00       $0.93
 1996                      13.02           0.79         (0.94)        (0.15)         0.79           0.03        0.00        0.82
 1995                      10.42           0.82          2.59          3.41          0.81           0.00        0.00        0.81
 1994                      13.05           0.83         (1.87)        (1.04)         0.83           0.53        0.23        1.59
 1993                      11.70           0.87          1.35          2.22          0.87(10)       0.00        0.00        0.87
 1992                      11.69           0.89          0.01          0.90          0.89           0.00        0.00        0.89
 1991                      10.27           0.93          1.42          2.35          0.93           0.00        0.00        0.93
 1990                      10.93           0.97         (0.66)         0.31          0.97           0.00        0.00        0.97
 1989                      10.40           1.00          0.69          1.69          1.00           0.16        0.00        1.16
 1988                      10.75           1.01         (0.35)         0.66          1.01           0.00        0.00        1.01
------------------------------------------------------------------------------------------------------------------------------------

 EQUITY INDEX PORTFOLIO(3)

 1997                     $20.42          $0.37        $ 6.13         $6.50         $0.37          $0.84       $0.00       $1.21
 1996                      17.45           0.37          3.42          3.79          0.37           0.45        0.00        0.82
 1995                      13.02           0.34          4.43          4.77          0.34           0.00        0.00        0.34
 1994                      13.24           0.30         (0.18)         0.12          0.30           0.04        0.00        0.34
 1993                      12.43           0.29          0.86          1.15          0.29           0.05        0.00        0.34
 1992                      11.98           0.29          0.53          0.82          0.29           0.08        0.00        0.37
 1991(5)                   10.00           0.30          2.16          2.46          0.30           0.18        0.00        0.48
------------------------------------------------------------------------------------------------------------------------------------

 INTERNATIONAL PORTFOLIO(3)(7)

 1997                     $15.40          $0.41        $ 1.00         $1.41         $0.29          $0.31       $0.00       $0.60
 1996                      12.93           0.28          2.54          2.82          0.23           0.12        0.00        0.35
 1995                      11.94           0.33          0.91          1.24          0.25           0.00        0.00        0.25
 1994                      12.09           0.07          0.30          0.37          0.07           0.45        0.00        0.52
 1993                       9.38           0.09          2.73          2.82          0.11(11)       0.00        0.00        0.11
 1992                      10.59           0.15         (1.19)        (1.04)         0.17           0.00        0.00        0.17
 1991                       9.72           0.13          0.94          1.07          0.17           0.03        0.00        0.20
 1990                      12.44           0.16         (1.84)        (1.68)         0.16           0.88        0.00        1.04
 1989                      11.29           0.02          2.30          2.32          0.06           1.11        0.00        1.17
 1988(1)                   10.00           0.09          1.66          1.75          0.06           0.40        0.00        0.46
------------------------------------------------------------------------------------------------------------------------------------

 EMERGING MARKETS PORTFOLIO

 1997                     $ 9.68         $ 0.06        $(0.22)       $(0.16)        $0.05          $0.00       $0.00       $0.05
 1996(9)                   10.00          (0.02)        (0.30)        (0.32)         0.00           0.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                        RATIOS/SUPPLEMENTAL DATA
                        -----------------------------------------------------------------------------------------
                                                                             RATIO OF
                                                                               NET
                        NET ASSET               NET ASSETS,     RATIO OF    INVESTMENT                 AVERAGE
                         VALUE,                   END OF      EXPENSES TO    INCOME TO    PORTFOLIO  COMMISSIONS
YEAR ENDED               END OF     TOTAL         PERIOD      AVERAGE NET     AVERAGE     TURNOVER    PAID PER
12/31                    PERIOD    RETURN (8) (IN THOUSANDS)     ASSETS     NET ASSETS      RATE        SHARE
------------------------------------------------------------------------------------------------------------------------------------
 EQUITY INCOME PORTFOLIO(3)(6)

 1997                    $24.47      28.60%        $806,112       0.70%        0.91%       105.93%      $0.045
 1996                     20.45      19.43%         429,262       0.75%        1.31%        94.95%       0.048
 1995                     18.21      31.66%         206,653       0.83%        1.59%        86.47%       0.048
 1994                     14.05      (0.28)%         75,083       0.94%        1.39%       134.57%         N/A
 1993                     15.52       8.29%          33,356       0.75%        1.74%        27.67%         N/A
 1992                     15.11       5.36%          22,021       0.75%        1.39%        18.52%         N/A
 1991                     14.74      31.42%          12,117       0.76%        2.49%        17.43%         N/A
 1990                     11.64      (7.54)%          5,974       0.75%        2.67%        17.63%         N/A
 1989                     13.11      29.22%           5,449       1.02%        2.52%        24.89%         N/A
 1988(1)                  10.68       8.25%           3,292       2.45%*       1.21%*        8.15%         N/A
------------------------------------------------------------------------------------------------------------------------------------

 MULTI-STRATEGY PORTFOLIO(3)(6)

 1997                    $16.18      19.62%        $367,128       0.71%        3.25%        71.89%      $0.045
 1996                     14.75      12.56%         225,619       0.78%        3.37%       132.94%       0.048
 1995                     14.20      25.25%         134,501       0.84%        3.49%       176.45%       0.048
 1994                     11.73      (1.50)%         79,147       0.94%        2.78%       187.40%         N/A
 1993                     12.66       9.25%          41,448       0.75%        3.01%        27.87%         N/A
 1992                     12.18       5.57%          19,931       0.75%        3.36%        16.52%         N/A
 1991                     11.99      24.03%          10,454       0.75%        4.30%        11.24%         N/A
 1990                     10.14      (1.47)%          4,559       0.75%        4.77%        26.04%         N/A
 1989                     10.84      23.42%           3,120       1.10%        4.38%        19.67%         N/A
 1988(1)                  10.35       6.85%           4,111       2.20%*       3.33%*       22.30%         N/A
------------------------------------------------------------------------------------------------------------------------------------

 EQUITY PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE FUND)(13)

 1997                    $23.89      18.18%        $318,143       0.70%        0.59%       159.88%      $0.060
 1996                     21.07      28.03%         207,897       0.74%        0.05%        90.98%       0.060
 1995                     17.52      23.80%         108,136       0.80%        0.27%       226.45%       0.060
 1994                     14.20      (2.87)%         73,125       0.96%        2.19%       178.63%         N/A
 1993                     14.94      16.06%          84,791       0.93%        1.52%       229.77%         N/A
 1992                     14.39       6.30%          81,902       0.93%        1.30%       242.37%         N/A
 1991                     14.83      29.77%         107,366       0.91%        2.52%       449.75%         N/A
 1990                     11.71      (2.55)%        178,191       0.86%        4.63%       541.61%         N/A
 1989                     12.59      30.12%         239,478       0.74%        7.01%       621.45%         N/A
 1988                     10.37       7.19%         233,020       0.69%        5.41%       402.26%         N/A
------------------------------------------------------------------------------------------------------------------------------------

 BOND AND INCOME PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE
 FUND)(13)

 1997                    $12.97      16.32%        $112,507       0.66%        6.62%        15.32%         N/A
 1996                     12.05      (0.80)%         81,810       0.71%        6.74%        26.50%         N/A
 1995                     13.02      33.71%          56,853       0.80%        6.93%        51.84%         N/A
 1994                     10.42      (8.36)%         34,078       0.93%        7.25%        31.97%         N/A
 1993                     13.05      19.39%          43,223       0.84%        6.86%        41.92%         N/A
 1992                     11.70       8.09%          42,731       0.85%        7.67%        21.99%         N/A
 1991                     11.69      24.32%          59,323       0.78%        8.70%       131.40%         N/A
 1990                     10.27       3.27%         107,921       0.73%        9.35%        43.52%         N/A
 1989                     10.93      17.04%         146,310       0.61%        9.30%       108.64%         N/A
 1988                     10.40       6.37%         161,208       0.61%       10.05%        50.49%         N/A
------------------------------------------------------------------------------------------------------------------------------------

 EQUITY INDEX PORTFOLIO(3)

 1997                    $25.71      32.96%        $874,136       0.23%        1.61%         2.58%      $0.022
 1996                     20.42      22.36%         393,412       0.31%        2.05%        20.28%       0.024
 1995                     17.45      36.92%         137,519       0.42%        2.26%         7.52%       0.026
 1994                     13.02       1.05%          40,612       0.51%        2.37%         2.02%         N/A
 1993                     13.24       9.38%          33,836       0.50%        2.34%         1.15%         N/A
 1992                     12.43       6.95%          23,030       0.50%        2.53%         3.52%         N/A
 1991(5)                  11.98      24.88%          15,205       0.50%*       3.03%*        4.26%         N/A
------------------------------------------------------------------------------------------------------------------------------------

 INTERNATIONAL PORTFOLIO(3)(7)

 1997                     16.21       9.28%        $764,036       1.02%        1.81%        84.34%      $0.004
 1996                     15.40      21.89%         454,019       1.07%        2.28%        20.87%       0.001
 1995                     12.93      10.56%         182,199       1.12%        1.87%        16.07%       0.018
 1994                     11.94       3.01%          75,971       1.22%        1.28%        52.22%         N/A
 1993                     12.09      30.02%          30,574       1.04%        0.92%        46.48%         N/A
 1992                      9.38      (9.78)%         19,402       1.05%        1.43%        38.99%         N/A
 1991                     10.59      10.92%          18,239       1.04%        1.19%        69.71%         N/A
 1990                      9.72     (13.48)%         14,266       1.05%        1.48%        69.24%         N/A
 1989                     12.44      20.51%          15,735       1.20%        0.14%        94.35%         N/A
 1988(1)                  11.29      17.69%          13,980       1.69%*       0.84%*       62.48%         N/A
------------------------------------------------------------------------------------------------------------------------------------

 EMERGING MARKETS PORTFOLIO

 1997                     $9.47      (1.69)%        $99,425       1.46%        0.80%        69.60%      $0.002
 1996(9)                   9.68      (3.23)%         44,083       2.18%*      (0.11)%*      47.63%       0.001
------------------------------------------------------------------------------------------------------------------------------------

                                                        (continued on next page)

LOGO

--------
 (1) Information is for the period from January 4, 1988 (commencement of operations) to December 31, 1988.

 (2) The net investment income per share for the Growth Portfolio for the period from January 4, 1988 (commencement of operations) to December 31, 1988, has been calculated by dividing the Portfolio's net investment income by the average shares of beneficial interest outstanding during the period. Due to fluctuations in shares outstanding and in investment income during the period, this acceptable method derives a more accurate per share amount than the prescribed method.

 (3) The ratios of expenses to average net assets for the years prior to 1994 have been restated for comparative purposes to reflect expenses exclusive of foreign taxes on dividends which are reflected as a component of dividend income.

 (4) Information is for the period from January 4, 1994 (commencement of operations) to December 31, 1994.

 (5) Information is for the period from January 30, 1991 (commencement of operations) to December 31, 1991.

 (6) J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income and Multi-Strategy Portfolios on January 1, 1994. Prior to January 1, 1994, a different firm served as Portfolio Manager.

 (7) Morgan Stanley began serving as Portfolio Manager to the International Portfolio on June 1, 1997. Prior to June 1, 1997, different firms served as Portfolio Manager.

 (8) Total return includes reinvestment of dividends and distributions. Total return does not include deductions at the separate account or contract level for fees and charges that may be incurred under a variable contract.

 (9) Information is for the period from April 1, 1996 (commencement of operations) to December 31, 1996.

(10) Including dividend in excess of $0.01 of net investment income.

(11) Including dividend in excess of $0.02 of net investment income.

(12) Alliance Capital Management L.P. began serving as Portfolio Manager to the Aggressive Equity Portfolio on May 1, 1998. Prior to May 1, 1998, a different firm served as Portfolio Manager.

(13) Goldman Sachs Asset Management began serving as Portfolio Manager to the Equity and Bond and Income Portfolios on May 1, 1998. Prior to May 1, 1998, a different firm served as Portfolio Manager.

*    Ratios are annualized.

              THE PORTFOLIOS: INVESTMENT OBJECTIVES AND POLICIES

GENERAL

  Each Portfolio of the Fund has its own investment objective and investment policies which are described below. There can be no assurance that any Portfolio will achieve its investment objective. YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVE, INVESTMENT POLICIES, AND POTENTIAL RISKS OF ANY PORTFOLIO BEFORE INVESTING. YOU SHOULD ALSO CAREFULLY CONSIDER AND CONSULT YOUR INVESTMENT PROFESSIONAL ON THE ALLOCATION OF YOUR INVESTMENT TO A PORTFOLIO OR PORTFOLIOS IN SEEKING YOUR FINANCIAL GOALS, AND CONSIDER THE APPROPRIATENESS OF ANY PORTFOLIO OR PORTFOLIOS AS A COMPLETE INVESTMENT PROGRAM. As with any security, a risk of loss is inherent in investment in the Fund's shares. Each Portfolio is subject to varying degrees of financial, market, and credit risks. Each Portfolio is subject to the risk of changing economic conditions.

  The different types of securities and investment techniques used by the individual Portfolios all have attendant risks of varying degrees. For example, for equity securities, there can be no assurance of capital appreciation and there is a substantial risk of market decline. For debt securities, there is a risk of market decline and there is the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by an instrument. In addition, because the value of debt instruments generally rises and falls inversely with interest rates, the longer the maturity of a debt security and the average portfolio duration of a Portfolio, the more volatile it can be in terms of changes in value. Both equity and debt securities can also be subject to general economic conditions, company and industry earnings prospects and investor psychology.

  Certain types of investments and investment techniques common to one or more Portfolios are described in greater detail, including the risks of each, in this Prospectus under "Securities and Investment Techniques" and in the SAI.

MONEY MARKET PORTFOLIO

  INVESTMENT OBJECTIVE. Current income consistent with preservation of capital.

  INVESTMENT POLICIES. The Portfolio invests at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of money market securities that are in the highest rating category for short term instruments, or, if not rated, are of equivalent quality. The Portfolio may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term debt obligations, or, if not rated, are of equivalent quality. Money market securities in which the Portfolio may invest may include: U.S. Government obligations; bank obligations; commercial paper; short-term corporate debt securities; savings and loan obligations; repurchase agreements involving these securities; and foreign securities--U.S. dollar denominated money market securities issued by foreign issuers and foreign branches of U.S. banks. The Portfolio may also lend its securities to brokers, dealers and other financial institutions to earn income.

  ELIGIBLE SECURITIES. The Portfolio may invest only in U.S. dollar denominated money market instruments that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees that conform to Securities and Exchange Commission ("SEC") rules for money market funds.

  The Money Market Portfolio's investments are limited to securities that mature in 13 months or less from the date of purchase (except that securities held subject to repurchase agreements having terms of 13 months or less from the date of delivery may mature in excess of 13 months from such date). It is anticipated that the dollar-weighted average portfolio maturity of the Portfolio will not exceed 90 days. The Portfolio is subject to diversification standards applicable to money market funds under SEC rules.

  Unlike many money market funds that are offered to the public, the Fund's Money Market Portfolio does not attempt to maintain a stable net asset value of $1.00 per share.

HIGH YIELD BOND PORTFOLIO

  INVESTMENT OBJECTIVE. High level of current income.

  INVESTMENT POLICIES. The Portfolio invests primarily in a diversified portfolio of intermediate and long-term, high-yielding, lower and medium quality ("high risk") fixed-income securities, including corporate bonds and notes, convertible securities and preferred stock. Such securities will be rated Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or BBB or lower by Standard & Poor's Rating Services ("S&P"), or, if not rated by Moody's or S&P, be of equivalent investment quality as determined by the Adviser. These debt securities include high yield bonds that are commonly referred to as "junk bonds."

  The convertible securities in which the Portfolio may invest include debt securities convertible into or exchangeable for equity securities. The Portfolio may also invest in: U.S. Government securities (including securities of U.S. agencies and instrumentalities); bank obligations; commercial paper; repurchase and reverse repurchase agreements involving these securities; foreign securities--U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks; dividend-paying common stocks (including up to 10% of the market value of the Portfolio's total assets in warrants to purchase common stocks) that are considered by Pacific Life to be consistent with the investment objective of current income; and higher-quality corporate bonds.

  The Portfolio will hold short-term cash reserves (money market instruments maturing in 13 months or less) as Pacific Life believes is advisable to maintain liquidity or for temporary defensive purposes. During times that Pacific Life believes that adoption of a temporary defensive position is desirable due to prevailing market or economic conditions, the Portfolio may invest to a greater degree in U.S. Government securities, higher-quality corporate securities, and money market securities.

  OTHER TECHNIQUES. In seeking higher income or a reduction in principal volatility, the Portfolio may purchase and sell put and call options on debt securities, purchase or sell interest rate futures contracts and options on interest rate futures contracts, and invest up to 5% of the Portfolio's total assets in spread transactions, which give the Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or yield spread in relationship to another security or index which is used as a benchmark. The Portfolio may also lend its securities to brokers, dealers, and other financial institutions to earn income. Certain of these techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

  HIGH YIELD BONDS. In general, debt securities rated lower than Baa by Moody's or BBB by S&P or of equivalent quality ("high yield bonds") are not considered to be investment grade, and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. See the Appendix for a description of Moody's and S&P ratings applicable to the fixed-income securities.

  In an effort to reduce credit risk, the Portfolio diversifies its holdings among many issuers. As of December 31, 1997, the Portfolio held securities of 136 corporate issuers, excluding short-term obligations. Based upon an average of the Portfolio's holdings at the end of each month in 1997, an average of approximately 71% of the Portfolio's holdings during 1997 were invested in bonds rated lower than Baa by Moody's or BBB by S&P or if unrated, determined to be of equivalent rating as determined by the Adviser. The asset composition after this time may or may not be the same as shown in 1997.

  VOLATILITY. Since shares of the Portfolio normally represent an investment primarily in securities with fluctuating market prices, an investor should understand that the value of the Portfolio's shares will vary as the aggregate value of the Portfolio's securities increases or decreases. Changes in the value of portfolio securities subsequent to their acquisition will normally not affect the Portfolio's income, but will be reflected in the net asset value of the Portfolio's shares. The Portfolio is intended for long-term investors who can accept the risks associated with investment in high yield securities.

MANAGED BOND PORTFOLIO

  INVESTMENT OBJECTIVE. Maximize total return consistent with prudent investment management.

  INVESTMENT POLICIES. The Portfolio will primarily invest in the following types of securities: obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies, and international agencies (such as the International Bank for Reconstruction and Development); and any of the following: high quality commercial paper; certificates of deposit; fixed time deposits and bankers' acceptances issued by domestic and foreign banks denominated in U.S. dollars; and repurchase and reverse repurchase agreements.

  The Portfolio, except as provided below, may invest only in securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, determined by the Portfolio Manager to be of comparable quality. The dollar-weighted average quality of all fixed-income securities held by the Portfolio will be A or higher as rated by Moody's and S&P. The Portfolio may also invest up to 10% of its assets in debt securities that are below investment grade, but rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, of equivalent quality. A security is generally of investment grade when rated in one of the top four categories of investment ratings as described by Moody's or S&P. In general, debt securities rated lower than Baa by Moody's or BBB by S&P or of equivalent quality ("high yield/high risk bonds") are not considered to be investment grade, and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of such securities, see "High Yield Bonds." In the event that a security owned by the Portfolio is downgraded to below a rating of B, the Portfolio may nonetheless retain the security. See the Appendix for a description of Moody's and S&P ratings applicable to fixed income securities. For the year ended December 31, 1997, the amount of the Portfolio's average total assets, measured on the basis of month-end values, invested in debt securities rated less than investment grade was approximately 4.77%.

  SELECTION OF SECURITIES. The Portfolio invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable debt securities. The proportion invested in each category of maturity can be expected to vary depending upon the evaluation of market patterns and trends by the Portfolio Manager. In selecting securities for the Portfolio, the Portfolio Manager will use economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics of maturity, type, and coupon rate may vary based on the Portfolio Manager's outlook for the economy, the financial markets, and other factors.

  DURATION. The Portfolio will invest in a portfolio of securities of varying maturities and, under normal circumstances, will maintain an average portfolio duration of 3 to 7 years. Duration is one of the fundamental tools used by the Portfolio Manager in security selection. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on debt securities; purchase and sell spread transactions; and enter into interest rate, interest rate index, and currency exchange rate swap agreements, and purchase and sell options thereon. In addition, the Portfolio may purchase or sell interest rate futures contracts and options on interest rate futures contracts. The Portfolio may also lend its securities to brokers, dealers, and other financial institutions to earn income, and borrow money for temporary administrative or emergency purposes. In addition, the Portfolio may invest up to 20% of its assets in debt securities of foreign issuers which may be denominated in foreign currencies. Furthermore, the Portfolio may engage in forward currency contracts, options on foreign currency contracts, and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

GOVERNMENT SECURITIES PORTFOLIO

  INVESTMENT OBJECTIVE. Maximize total return consistent with prudent investment management.

  INVESTMENT POLICIES. The Portfolio invests primarily in securities that are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities. Among the securities the Portfolio may purchase are mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, or the Federal National Mortgage Association.

  The Portfolio normally maintains at least 65% of its assets invested in U.S. Government securities (including futures contracts and options thereon and options relating to U.S. Government securities). The remainder of the Portfolio's assets may be invested in corporate debt securities of domestic issuers rated Aa or better by Moody's or AA or better by S&P, or, if not rated by Moody's or S&P, of comparable quality as determined by the Portfolio Manager, in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed bonds, and in cash or high quality money market instruments. The Portfolio may increase the amount of its assets invested in money market securities during times that the Portfolio Manager believes that adoption of a temporary defensive position is desirable due to prevailing market or economic conditions.

  DURATION. The Portfolio invests in securities of varying maturities and, under normal circumstances, intends to maintain an average portfolio duration of 3 to 7 years. A discussion of "duration" is provided above in the description of the Managed Bond Portfolio and in the SAI.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on U.S. Government securities and on other debt securities; purchase and sell spread transactions; and enter into interest rate, interest rate index, and currency exchange rate swap agreements, and purchase and sell options thereon. In addition, the Portfolio may purchase or sell interest rate futures contracts and options on interest rate futures contracts. The Portfolio also may make loans of portfolio securities (up to an aggregate of 25% of its total assets) and enter into reverse repurchase agreements. In addition, the Portfolio may invest up to 20% of its assets in debt securities of foreign issuers, which may be denominated in foreign currencies. Furthermore, the Portfolio may engage in forward currency contracts, options on forward currency contracts, and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

GROWTH PORTFOLIO

  THE GROWTH PORTFOLIO OFFERS ITS SHARES ONLY TO (1) SEPARATE ACCOUNTS OF PACIFIC LIFE TO SERVE AS AN INVESTMENT MEDIUM FOR VARIABLE LIFE INSURANCE POLICIES, AND (2) SEPARATE ACCOUNTS OF PACIFIC LIFE TO SERVE AS THE INVESTMENT MEDIUM FOR VARIABLE ANNUITY CONTRACTS THAT WERE ISSUED PRIOR TO JANUARY 1, 1994. THE PORTFOLIO IS NOT AVAILABLE FOR VARIABLE ANNUITY CONTRACTS ISSUED ON OR AFTER JANUARY 1, 1994.

  INVESTMENT OBJECTIVE. Growth of capital. The realization of current income will not be a factor in considering portfolio securities.

  INVESTMENT POLICIES: The Portfolio seeks to invest in the common stocks of growing and profitable companies, turnaround situations, and unseasoned companies. The major portion of investments of the Portfolio will be in common stocks. The Portfolio may also invest in convertible debt securities and in convertible preferred stocks of companies which, in the opinion of the Portfolio Manager, appear to have growth possibilities that are consistent with the investment objective. If economic conditions warrant, the Portfolio may temporarily invest in defensive type securities, including U.S. Government securities, short-term corporate debt, preferred stocks, and money market instruments.

  Among the investments the Portfolio will consider are the stocks of smaller emerging growth companies still in the developing stage of their life cycle or companies embarking upon a new, promising development that is expected to reverse a past downswing in earnings. These growing companies or "turnaround situations" may offer the possibility of accelerating earnings growth due to factors such as rejuvenated management, new innovative products, or change in the economy. However, small-to-medium size companies often have limited product and market diversification, fewer financial resources, or may be dependent on a few key managers. Any one of the foregoing may change suddenly and have an immediate impact on the value of the company's securities. Furthermore, whenever the securities markets are experiencing rapid price changes due to national economic trends, emerging growth securities, often valued at premium standards by investors, have historically been subject to exaggerated price changes. The Portfolio is intended for aggressive long-term investors seeking above average gains who are willing to accept the risks associated with small capitalization stocks.

  OTHER INVESTMENTS. A portion of assets may also be held in cash. To a limited extent, the Portfolio may also invest in various foreign securities if U.S. exchange-listed.

  Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Portfolio Manager. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

AGGRESSIVE EQUITY PORTFOLIO

  INVESTMENT OBJECTIVE. Capital appreciation. No consideration is given to income.

  INVESTMENT POLICIES. The Portfolio invests primarily in common stock and other equity-type securities of small emerging-growth and medium-capitalization companies. It may also invest in more well-established companies. Investments may include preferred stocks, convertible debt, and warrants. From time to time, the Portfolio may emphasize securities of companies in cyclical industries, securities believed to be undervalued, and companies in special situations. The Portfolio is intended for aggressive long-term investors seeking above-average gains who are willing to accept the greater risks associated with small-capitalization stocks. See "Small Capitalization Stocks" under "Securities and Investment Techniques."

  The Portfolio may also invest a portion of its assets in high-quality money market instruments. For temporary defensive purposes, the Portfolio may invest to a significant degree in U.S. Government securities, mortgage-related and other asset-backed securities, and in corporate fixed-income securities that are rated, at the time of acquisition, investment grade, or, if not rated, are determined by the Portfolio Manager to be of comparable quality.

  The Portfolio may invest in securities of foreign issuers, although the Portfolio may not acquire a security of a foreign issuer principally traded outside of the United States, if, at the time of such investment, more than 20% of the Portfolio's total assets would be invested in such foreign securities. For more information on the risks of investment in foreign securities, see "Foreign Securities."

  OTHER TECHNIQUES. For hedging purposes, the Portfolio may purchase put and call options on securities and securities indexes and may write covered call and secured put options. The Portfolio may purchase and sell stock index futures contracts and options thereon. The Portfolio may make secured loans of its portfolio securities to others with securities that constitute up to 25% of the Portfolio's total assets. To hedge against the risk of currency fluctuation associated with investment in foreign securities, the Portfolio may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or options on foreign currencies or foreign currency futures contracts and options thereon. These investment techniques and investment in securities of foreign issuers may involve a greater degree of risk than more conservative approaches.

GROWTH LT PORTFOLIO

  INVESTMENT OBJECTIVE. Long-term growth of capital in a manner consistent with the preservation of capital.

  INVESTMENT POLICIES. The Portfolio pursues its investment objective by investing in the common stock of a large number of issuers of any size. The Portfolio may invest in large, well-established companies, as well as smaller emerging growth companies. Small-to-medium size companies may suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. The Portfolio may invest in securities of both domestic and foreign issuers. The Portfolio is not designed as a short-term trading vehicle.

  STOCK SELECTION. The Portfolio invests substantially all of its assets in common stocks when the Portfolio Manager believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected in industries and companies that the Portfolio Manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Portfolio Manager's analysis and selection process focuses on earnings growth potential. In particular, the Portfolio intends to buy stocks with earnings growth potential that may not be recognized by the market. Securities are selected solely for their capital growth potential; investment income is not a consideration and any income realized on the Portfolio's investments will be incidental to its primary objective. These selection criteria apply equally to stocks of foreign issuers. In selecting foreign stocks, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for relative economic growth among countries, regions, or geographic areas may warrant greater consideration.

  OTHER INVESTMENTS. Although the Portfolio normally invests primarily in equity securities, it may increase its cash position when the Portfolio Manager is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, corporate bonds and debentures, high-grade commercial paper, warrants, preferred stocks, certificates of deposit, or other debt securities when the Portfolio Manager perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on idle cash. The Portfolio may also invest in money market funds, including those managed by Janus Capital Corporation as a means of receiving a return on idle cash, pursuant to an exemptive order received by Janus Capital Corporation from the SEC. The Portfolio may invest up to 10% of its assets, measured at the time of investment, in debt securities that are lower rated bonds, i.e., rated below investment grade by one of the primary rating agencies (or if not rated, deemed to be of comparable quality by the Portfolio Manager), but which may offer higher yields. When the Portfolio invests in fixed income securities, investment income will increase and may constitute a large portion of the return on the Portfolio, and the Portfolio probably would not participate in market advances or declines to the extent that it would if it remained fully invested in common stocks.

  The Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the United States. In addition, the Portfolio may purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other types of receipts of shares evidencing ownership of the underlying foreign securities. In pursuing its investment objective, the Portfolio may engage in the purchase and writing of put and call options on securities, stock indexes and foreign currencies. In addition, the Portfolio may purchase or sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may also engage in forward foreign currency contracts. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

EQUITY INCOME PORTFOLIO

  INVESTMENT OBJECTIVE. Long-term growth of capital and income.

  INVESTMENT POLICIES. The Portfolio seeks to achieve its objective consistent with reasonable investment risk. Ordinarily, the Portfolio pursues its investment objective by investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, nondividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in ADRs and in various foreign securities if U.S. exchange-listed.

  STOCK SELECTION. The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the large- and medium-sized companies primarily included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500" or the "Index"). The Portfolio is designed for investors who want an actively managed equity portfolio of selected equity securities that seeks to outperform the total return of the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the Portfolio Manager will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

  The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Portfolio Manager may under- or over-weight selected economic sectors against the S&P 500's sector weightings to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500. In selecting securities, the Portfolio Manager may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

  OTHER SECURITIES. During ordinary market conditions, the Portfolio Manager will keep the Portfolio as fully invested as practicable in the equity securities described above. The Portfolio may also invest in money market instruments, including U.S. Government securities, short term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if unrated, determined to be of equal quality by the Portfolio's Manager, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if unrated, determined to be of equal quality by the Portfolio Manager. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

  The Portfolio may also invest in convertible bonds and other fixed income securities (other than money market instruments) including, but not limited to high yield/high risk debt securities. For more information on the risks of non-investment grade securities, see "High Yield Bonds." For more information on ratings of fixed income securities, see the Appendix.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

MULTI-STRATEGY PORTFOLIO

  INVESTMENT OBJECTIVE. Provide a high total return from a portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses.

  INVESTMENT POLICIES. The Portfolio is managed to earn current income on, and to anticipate long-term capital growth of, the Portfolio as a whole rather than any of its individual securities. The Portfolio's equity investments will be primarily the common stock of large- and medium-size U.S. companies, including common stock of any class or series or any similar equity interest. The Portfolio's equity investments may also include preferred stock, warrants, rights, and convertible securities. The Portfolio may also invest in the equity securities of small companies and foreign issuers. The Portfolio's equity securities may or may not pay dividends and may or may not carry voting rights. It is contemplated that most of the Portfolio's common stock investments will be made in securities listed on a U.S. stock exchange. Fixed income securities may include corporate bonds, debentures, notes, mortgage-related securities, and asset-backed securities, U.S. Government securities, preferred stock, money market instruments, and other securities that may have conversion or purchase rights.

  ASSET ALLOCATION. Under normal circumstances, the Portfolio Manager expects that approximately 60% of the Portfolio's assets will be invested in equities and approximately 40% in fixed income securities. However, these amounts may vary in that the Portfolio Manager may allocate the Portfolio's investments between these asset classes in a manner consistent with the Portfolio's investment objective and current market conditions. Using a variety of analytical tools, the Portfolio Manager assesses the relative attractiveness of each asset class and determines an allocation between them believed to be optimal. The Portfolio Manager then selects securities in each asset class based on fundamental research and quantitative analysis.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell interest rate and stock index futures contracts and options thereon. The Portfolio may also invest up to 10% of its assets in debt securities of foreign issuers which may be denominated in foreign currencies. Furthermore, the Portfolio may engage in forward currency contracts in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

EQUITY PORTFOLIO

  INVESTMENT OBJECTIVE. The primary investment objective of the Equity Portfolio is capital appreciation. Current income is of secondary importance.

  INVESTMENT POLICIES. The Portfolio seeks to achieve this objective by investing primarily in common stock, or securities convertible into or exchangeable for common stock, including convertible preferred stocks, convertible debentures, or warrants. The Portfolio invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers.

  The Portfolio Manager emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Portfolio. The Portfolio Manager selects investments using both a variety of quantitative techniques and fundamental research, while attempting to maintain risk, style, capitalization, and industry characteristics similar to the Russell 1000 Growth Index ("Index"). The Portfolio seeks to maintain a portfolio composed of companies with capitalizations and earnings growth expectations that are above the average of the Index and dividend yields that are below the average of the Index. The Portfolio also may invest in U.S. Government securities, corporate bonds, money market instruments, and enter into repurchase agreements. The Portfolio may increase its investment in these securities when in a temporary defensive position.

  The Portfolio Manager utilizes a "Computer-Optimized, Research-Enhanced" ("CORE") investment strategy in connection with its management of the Portfolio. Under the CORE strategy, the Portfolio Manager begins with a broad universe of U.S. equity securities and then uses a proprietary multifactor model ("Multifactor Model") to assign each equity security a rating. The Multifactor Model is a rigorous computerized rating system for forecasting the returns of individual equity securities according to fundamental investment characteristics. The Multifactor Model contains variables that measure value, growth, momentum, and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, and earnings stability).

  The weightings assigned to the factors in the Multifactor Model are derived from a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Portfolio Manager believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional quantitative models.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indices. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

  The Portfolio may also purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").

BOND AND INCOME PORTFOLIO

  INVESTMENT OBJECTIVE. Provide total return and income consistent with prudent investment management.

  INVESTMENT POLICIES. The Portfolio invests in the following types of securities: U.S. dollar-denominated debt securities of U.S. or foreign corporations; U.S. Government securities; mortgage-related and other asset-backed securities; U.S. dollar-denominated obligations of foreign governments, foreign governmental agencies, and international agencies (such as the International Bank for Reconstruction and Development); within certain limits as described below, non-U.S. dollar-denominated obligations of foreign corporations, governments, governmental agencies, and international agencies; certain derivative instruments for hedging purposes; municipal securities issued by or on behalf of states, territories and possessions of the U.S. (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, which securities may include private activity bonds or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities; and high-quality short-term instruments, including, among others, commercial paper, bank instruments, and repurchase agreements. These securities may include securities with debt characteristics such as convertible securities and preferred stock.

  The Portfolio normally invests at least 80% of its assets in securities rated, at the time of acquisition, investment grade by at least one nationally recognized statistical rating organization ("NRSRO") (e.g., Baa or better by Moody's or BBB or better by S&P), or, if not rated by an NRSRO, of comparable quality as determined by the Portfolio Manager. The Portfolio may invest up to 20% of its assets in securities that are not rated investment grade by at least one NRSRO, 15% of which may consist of debt securities of issuers located in emerging market countries. This may include securities of foreign governments or their agencies that are emerging market countries. Generally, debt securities that are not considered investment grade are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of non-investment grade securities, see "High Yield Bonds"; on mortgage-related securities, see "Mortgage-Related Securities"; and on the risks of investment in foreign issuers, see "Foreign Securities." For more information on ratings of fixed income securities, see the Appendix.

  Other limitations apply to the Portfolio to address potential volatility associated with certain investment techniques. The Portfolio may invest up to 10% of its assets in the following types of mortgage-related securities: inverse floaters, super floating rate CMO's, interest-only ("IO's") and principal-only ("PO's") tranches of stripped mortgage backed securities (including planned amortization class certificates) and inverse IO's.

  The Portfolio may invest up to 10% of its assets in non-U.S. dollar denominated securities. The Portfolio may invest up to 15% of its net assets in restricted securities that are illiquid, which, for these purposes, does not include securities that may be sold without registration to qualified institutional buyers under the Fund's procedures for restricted securities under SEC Rule 144A. Measurement of these limits is determined at the time of acquiring a security.

  DURATION. The Portfolio invests in securities of varying maturities. Under normal circumstances, the Portfolio maintains an average portfolio duration that is within one-half year of the duration of the Lehman Brothers Long Term Government/Corporate Bond Index ("Index"). The average duration of the Index as of January 31, 1998 was 10.13 years. It is expected that the duration of the Index will change over time, but only gradually. The Bond and Income Portfolio ordinarily will have the potential to be more volatile than fixed-income funds of shorter duration. A discussion of "duration" is provided above in the description of the Managed Bond Portfolio and in the SAI.

  OTHER TECHNIQUES. For hedging risk or adjusting interest rate exposure, the Portfolio may (but is not obligated to) use several investment techniques. The Portfolio may purchase put and call options on securities and on securities indices and may write (sell) covered call options. The Portfolio also may enter into the following: financial futures contracts and options thereon; instruments such as interest rate caps, floors, and collars; and interest rate swaps. To hedge against fluctuations in currency exchange rates that affect non-U.S. dollar-denominated securities, the Portfolio may (but is not obligated to) enter into spot (or cash) transactions in currency, forward currency contracts, options on foreign currency contracts, foreign currency futures and options thereon, and currency swaps. The Portfolio may invest up to 5% of its assets in structured notes to hedge interest rate or currency risk. The Portfolio may enter into swaps, caps, floors, collars, structured notes, and non-exchange traded options only with counterparties that have outstanding securities rated A or better by Moody's or S&P or that have outstanding short-term securities rated P-2 or better by Moody's or A-2 or better by S&P.

EQUITY INDEX PORTFOLIO

  INVESTMENT OBJECTIVE. Provide investment results that correspond to the total return performance of common stocks that are publicly traded in the United States.

  INVESTMENT POLICIES. The Portfolio attempts to achieve its objective by investing in stocks included in the S&P 500. The Portfolio attempts to replicate the investment results of the S&P 500, while minimizing transactional costs and other expenses. The Portfolio will purchase the common stock of those companies included in the S&P 500, which the Portfolio Manager believes, based on statistical data, will represent the industry diversification of the entire S&P 500. The Portfolio will be managed to attempt to minimize the degree to which the investment results of the Portfolio (before taking into account the Portfolio's expenses) differ from the results of the Index ("tracking error"). The Portfolio will incur expenses not reflected in the investment results of the Index, including advisory and administrative fees and transactional and other expenses. The degree to which the Portfolio correlates with the Index will depend upon the size and cash flow of the Portfolio, the liquidity of the securities represented in the Index, and the Portfolio's expenses, among other factors. There is no fixed number of component stocks in which the Portfolio will invest. However, it is anticipated that under normal circumstances the Portfolio will hold between 200 and 450 of the stocks listed in the S&P 500.

  The composition of the portfolio securities may be rebalanced by the Portfolio Manager at such times as it deems advisable in order to minimize tracking error. No attempt is made, however, to "manage" the Portfolio in the traditional sense, such as by using economic, financial, and market analysis, nor will the adverse financial situation of a company directly result in its elimination from the Portfolio unless, of course, the company is removed from the Index. From time to time, administrative adjustments may be made in the Portfolio because of mergers, changes in the composition of the Index, and similar reasons, but such changes should be infrequent and the attendant costs minimized. Thus, portfolio turnover is expected to be lower than that of most other investment company portfolios investing in common stock. As a consequence, brokerage costs are expected to be relatively low. Due to tracking error, transactional costs, and other expenses, the return on the Portfolio likely will be lower than the return on the S&P 500.

  OTHER TECHNIQUES. The Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio may use these techniques as an adjunct to its securities activities or to hedge against changes in securities prices.

  The Portfolio may invest in foreign equity securities if U.S. exchange listed to the extent included in the S&P 500. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including commercial paper, bank obligations, and U.S. Government securities. Temporary investments will not be made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests. A defensive investment posture is precluded by the investment objective to provide investment results that correspond to the total return performance of common stocks that are publicly traded in the United States; accordingly, investors in the Portfolio bear the risk of general declines in stock prices in the stock markets.

  ABOUT THE S&P 500: The S&P 500 is a capitalization-weighted index, based on the relative market capitalization of 500 different companies selected by S&P, including companies in the industrial, utility, financial, and transportation industry sectors. The weightings of stocks in the Index are based on each component stock's relative total market value, that is, its market price per share multiplied by the number of common shares outstanding for that company. S&P may, from time to time, adjust the composition of common stocks in the Index. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment; nor is S&P a sponsor or in any way affiliated with the Portfolio, the Fund, the Adviser, or the Portfolio Manager.

  The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk. See "What is the Federal Income Tax Status of the Fund" below.

INTERNATIONAL PORTFOLIO

  INVESTMENT OBJECTIVE. Seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the United States. Current income from dividends and interest will not be an important consideration.

  INVESTMENT POLICIES. Other than when in a defensive posture, at least 70% of the Portfolio's assets will consist of corporate securities, primarily common stock and, to a lesser extent, securities convertible into common stock. The Portfolio may, however, for defensive purposes as described below, invest in nonconvertible fixed income securities denominated in currencies of foreign countries and in United States dollars.

  The Portfolio will attempt to maximize opportunity and reduce risk by investing in a diversified portfolio of companies in different stages of development. Portfolio companies will range from large, well established companies to medium-size companies and smaller, less seasoned companies in earlier stages of development.

  The allocation of the Portfolio's assets among the various securities markets in the different countries will be determined by the Portfolio Manager. In making the allocation of assets among the securities markets, the Portfolio Manager may consider such factors as technological developments in the various countries, the condition and growth potential for the various economies and securities markets, currency and taxation considerations, and other pertinent financial, social, national, and political factors. Some of these countries can be considered "emerging market countries," which generally refers to countries whose economies are less developed or mature than economies in other countries or whose markets are undergoing a process of development. Under certain adverse investment conditions, the Portfolio may restrict the securities markets in which its assets will be invested, and may increase the proportion of assets invested in United States Government and money market securities.

  The Portfolio reserves the right as a defensive measure to invest in nonconvertible fixed income securities denominated in currencies of foreign countries and in United States dollars. (For this purpose, investments made for defensive purposes will be maintained only during periods in which the Portfolio Manager determines that economic or financial conditions are adverse for holding equity securities of corporate issuers.) Securities held for defensive purposes, which include nonconvertible preferred stock, debt securities, government securities issued by United States and foreign countries, and money market securities, may be held in such proportions as, in the opinion of the Portfolio Manager, prevailing market or economic conditions warrant. The Portfolio may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality.

  The Portfolio may also hold cash (in United States dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is not expected that such reserve for redemptions will exceed 10% of the Portfolio's assets. Money market securities which may be held for defensive purposes, or to provide for redemptions, include short-term corporate or U.S. Government obligations and bank certificates of deposit.

  The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio's assets may be invested. These guidelines are discussed under "Foreign Securities."

  OTHER TECHNIQUES. The Portfolio may enter into repurchase agreements and may lend its securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options on such futures contracts.

  RISKS OF FOREIGN INVESTMENT. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks include exposure to foreign currencies and fluctuations in such currencies and political, economic, regulatory, and operational factors associated with exposure to foreign countries. Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general.

  The United States Government has, from time to time in the past, imposed restrictions, through taxation and otherwise, on foreign investments by United States investors such as the Portfolio. If such restrictions should be reinstituted, it might become necessary for the Portfolio to invest all, or substantially all, of its assets in United States short-term securities. In such event, the Portfolio would review its investment objective and investment policies to determine whether changes are appropriate.

  CURRENCY TECHNIQUES. The Portfolio may engage in foreign currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Portfolio may enter into forward currency contracts. The Portfolio may also purchase and write put and call options on foreign currencies. The use of these techniques is discretionary with the Portfolio Manager, and there is no commitment to use them.

EMERGING MARKETS PORTFOLIO

  INVESTMENT OBJECTIVE. Long-term growth of capital.

  INVESTMENT POLICIES. The Portfolio seeks its investment objective by investing primarily in common stocks of companies domiciled in countries identified as "emerging market countries" (See "International Portfolio-- Investment Policies"). The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Index") is used as the basis for choosing the countries in which the Portfolio invests. However, the Portfolio is not limited to the countries and weightings in this index.

  It is the policy of the Portfolio to be as fully invested in common stock as practicable at all times. This policy precludes the Portfolio from investing in debt securities as a defensive investment posture (although the Portfolio may invest in such securities to provide for payment of expenses and meet redemption requests). Accordingly, investors in this Portfolio bear the risk of general declines in stock prices, and bear any risk that the Portfolio's exposure to such declines cannot be lessened by investment in debt securities. The Portfolio may temporarily not be invested primarily in equity securities after receipt of significant new monies.

  The Portfolio Manager applies two levels of screening in selecting investments for the Portfolio. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets that are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchasing and provides a sell discipline for fully valued securities.

  For purposes of allocating the Portfolio's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio may invest its assets. These guidelines are discussed under "Foreign Securities."

  CURRENCY TECHNIQUES. Most of the foreign securities in which the Portfolio invests will be denominated in foreign currencies. The Portfolio may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Index. These foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

  OTHER TECHNIQUES. The Portfolio may invest up to 10% of its assets in U.S. Government securities, high quality debt securities, money market obligations, and in cash. Such money market obligations may include short-term corporate or U.S. Government obligations and bank certificates of deposit. The debt securities and money market obligations in which the Portfolio invests may be issued by U.S. and foreign issuers and be denominated in U.S. dollars or foreign currencies.

  The Portfolio also may engage in transactions in options, futures, and options on futures contracts on securities and securities indexes. The Portfolio may purchase and sell stock index futures and options thereon. The Portfolio also may purchase convertible securities, enter into equity index swap agreements, lend its portfolio securities, purchase warrants on securities that it is eligible to purchase, invest in preferred stock, enter into repurchase agreements and reverse repurchase agreements, and enter into firm commitment transactions and purchase and sell securities on a when-issued basis.

  RISKS OF FOREIGN INVESTMENT. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Some of these risks include restrictions on foreign investment and repatriation of investment income or gain, risks of currency fluctuations, inflation, and illiquid or volatile securities markets. The Portfolio is intended for aggressive long-term investors who can accept the risks associated with emerging market countries.

  As noted previously, the United States Government has, from time to time in the past, imposed restrictions, through taxation and otherwise, on foreign investments by United States investors such as the Portfolio. If such restrictions should be reinstated, it might become necessary for the Portfolio to invest all, or substantially all, of its assets in United States short-term securities. In such event, the Portfolio would review its investment objective and investment policies to determine whether changes are appropriate.

ALL PORTFOLIOS: DIVERSIFICATION AND CHANGES IN POLICIES

  Each of the Portfolios is diversified, so that with respect to 75% of the assets of each Portfolio (100% for the Money Market Portfolio), it may not invest more than 5% of its assets (taken at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

  The investment policies for any of the Portfolios may be changed by the Fund's Board of Trustees. The investment objective of each Portfolio, as described in the previous section, is considered "fundamental." In addition, the Portfolios are subject to investment restrictions that are described in the SAI. Some of those investment restrictions, including the diversified status of each Portfolio, are also designated as "fundamental." These fundamental investment objectives and investment restrictions require a vote of a majority of the shareholders of a Portfolio to be changed.

                     SECURITIES AND INVESTMENT TECHNIQUES

  This section describes certain securities and investment techniques that may be used by the Portfolios and the potential risks associated with these securities and investment techniques. For more detailed information on these investment techniques, see the SAI. The SAI also contains information on other types of securities in which a Portfolio may invest, including U.S. Government securities, debt securities generally, variable and floating rate securities, repurchase agreements, reverse repurchase agreements, lending portfolio securities, firm commitment agreements and when-issued securities, and warrants.

DERIVATIVES

  "Derivatives" is a broad term which may be used to describe many investment instruments whose values are derived, at least in part, from the value of another underlying asset or investment instrument. Some derivative instruments have simple structures and others have intricate components and terms. Some are more volatile and some have equal or less volatility than the investment instrument upon whose value the derivative is based. If used to leverage a portfolio, derivatives could magnify risk. However, the Fund is not permitted to engage in leveraging transactions. Derivatives are often used by the Portfolio Managers to hedge positions, defray the risks of interest rate or currency changes and reduce portfolio or market risk.

  Each Portfolio has its own authorizations to use prescribed derivative instruments, which may include forward foreign currency contracts, options, foreign currency options, swap agreements, spread transactions, futures contracts and options thereon, foreign futures, mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, stripped mortgage-backed securities and other asset-backed securities. Each of the Portfolios has the authority to use some type of derivative instrument. The strategy employed and the magnitude of the position maintained will determine the level of risk a Portfolio may assume by utilizing derivative instruments. The types and investment techniques employed with respect to the derivative instruments which are most commonly purchased and sold by the Portfolios are included among the descriptions below and in the SAI.

MORTGAGE-RELATED SECURITIES

  APPLICABLE PORTFOLIOS: Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios. The Government Securities, Aggressive Equity, Growth LT, and Multi-Strategy Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest only in high-quality, mortgage-related (or other asset-backed) securities either (i) issued by United States Government sponsored corporations (currently GNMA, FHLMC, FNMA) or (ii) rated Aa or better by Moody's or AA or better by S&P or, if not rated, determined to be of equivalent investment quality.

  Mortgage-related securities include mortgage pass-through securities, which are securities under which payments of both interest and principal from an underlying pool of mortgages are made periodically, in effect "passing through" payments made by the individual borrowers on the mortgage loans. The underlying pool of mortgages can be backed by single family, multi-family or commercial properties and may have a fixed or periodically resetting coupon rate. Timely payment of principal and interest on mortgage backed securities known as "GNMAs", which are guaranteed by the Government National Mortgage Association, is guaranteed by the full faith and credit of the U.S. Government. Many other mortgage related securities are not backed by the full faith and credit of the U.S. Government, but are guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC").

  Other types of mortgage-related securities are called collateralized mortgage obligations ("CMOs"). CMOs are fully collateralized directly or indirectly by a pool of mortgages, and in some instances by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, generally are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by U.S. Government agencies or by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates).

  The Managed Bond, Government Securities, Multi-Strategy, and Bond and Income Portfolios may also invest in stripped mortgage-backed securities and CMO residuals. Stripped mortgage-backed securities are usually structured with two classes. One class will receive all of the interest (the interest-only class, or "IO"), whereas the other class will receive all of the principal (the principal-only class or "PO"). In addition, the Bond and Income Portfolio may invest in inverse floaters and "IO" and "PO" tranches of planned amortization class ("PAC") certificates. PAC certificates are parallel-pay real estate mortgage investment conduit ("REMIC") certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

  A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO's are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in payment speeds.

  RISKS OF MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-related security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because (1) the mortgages will be subject to normal principal amortization, and (2) may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan, or foreclosure. Early repayment may expose a Portfolio to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and cannot be accurately predicted. They may be affected by changes in market interest rates. Therefore, prepayments will be reinvested at rates that are available upon receipt, which likely will be higher or lower than the original yield on the certificates. Accordingly, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary from the designated maturity and yield on the original security based upon the prepayment experience of the underlying pool of mortgages.

  Stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the IO class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Portfolio could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

  OTHER ASSET-BACKED SECURITIES. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios, and the Money Market Portfolio, subject to its investment policies, may purchase other asset-backed securities which are backed by particular assets such as automobile loans, installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. As in the case of mortgage-related securities, those asset-backed securities are subject to prepayment risk, which will alter an instrument's maturity and yield. Other risks relate to the nature of the underlying collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of consumer credit laws, many of which can result in reductions in outstanding balances. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

HIGH YIELD BONDS

  APPLICABLE PORTFOLIOS. High Yield Bond, Managed Bond (up to 10% of its assets), Equity Income, Multi-Strategy, Growth LT (up to 10% of its assets), Bond and Income (up to 20% of its assets), and International Portfolios (up to 5% of its assets).

  Generally, high yield/high risk debt securities are those rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality (although the Managed Bond Portfolio may not invest in securities rated lower than B) and which are commonly referred to as "junk bonds". Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

  In general, high yield bonds are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market in which high yield bonds are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect the daily net asset value of the Portfolio's shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  In addition, up to 15% of the assets that the Bond and Income Portfolio may invest in high-yield securities may be invested in debt securities of foreign governments or their agencies that are from emerging market countries. Investments in these debt securities will be considered "high yield" investments and thus may possess many of the risks factors discussed above. In addition, as foreign securities, emerging market debt instruments are subject to many risk considerations generally not common to domestic high yield issuers. For more information on the risks of investment in foreign securities, see "Foreign Securities."

  Included among the emerging market debt obligations in which the Bond and Income Portfolio may invest are "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. Government securities and are considered speculative. Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

  Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

VARIABLE AND FLOATING RATE SECURITIES

  APPLICABLE PORTFOLIOS. All Portfolios.

  Variable and floating rate securities provide for a specific adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that the interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.

  The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's limitations on investments in such securities.

  The Bond and Income Portfolio may invest in super floating rate CMOs ("super floaters"). A super floater is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater's coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

SMALL CAPITALIZATION STOCKS

  APPLICABLE PORTFOLIOS. Growth, Aggressive Equity, Growth LT, Equity, and Emerging Markets Portfolios, and to a lesser degree, Equity Income and Multi-Strategy Portfolios.

  Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions, or otherwise, may require the Portfolio to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

BORROWING

  APPLICABLE PORTFOLIOS. All Portfolios.

  Though not an ordinary practice, each Portfolio may borrow money to help meet redemptions or for other purposes. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio, and money borrowed will be subject to interest costs. For information on limits on the ability of any Portfolio to borrow, see the SAI.

ILLIQUID AND RESTRICTED SECURITIES

  APPLICABLE PORTFOLIOS: All Portfolios may acquire illiquid securities. The Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, International, and Emerging Markets Portfolios may acquire restricted securities.

  A Portfolio may invest in an illiquid or restricted security if the Portfolio Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition.

  Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. A Portfolio may not invest more than 15%, (10% for the Money Market Portfolio), of its net assets in illiquid securities, measured at the time of investment.

PRECIOUS METALS-RELATED SECURITIES

  APPLICABLE PORTFOLIOS. Equity Portfolio, and possibly other Portfolios that invest in equity securities.

  Precious-metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

  The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

FOREIGN SECURITIES

  APPLICABLE PORTFOLIOS: The International and Emerging Markets Portfolios may invest primarily in equity securities of foreign issuers and may invest in debt securities and money market obligations of foreign issuers. The Aggressive Equity Portfolio may invest up to 20% of its assets in securities that are traded principally in securities markets outside the United States (excluding Eurodollar certificates of deposit). The Growth LT Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency. The Growth, Growth LT, Equity Income, Multi-Strategy, and Equity Index Portfolios may invest in equity securities of foreign issuers if U.S. exchange listed or included in the S&P 500. The Managed Bond and Government Securities Portfolios may invest up to 20% of their assets in foreign debt securities denominated in a foreign currency. The Multi-Strategy and Bond and Income Portfolios may invest up to 10% of their assets in foreign debt securities denominated in a foreign currency. The Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios may invest in fixed income securities, including money market instruments and bank obligations of foreign issuers, including corporate, foreign governmental, and international agency issuers, that are denominated in U.S. dollars. All Portfolios, except the Equity Portfolio, may purchase American Depositary Receipts (ADRs), which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. The Growth LT and International Portfolios may invest in European Depositary Receipts (EDRs), which are receipts issued in Europe, typically by banking institutions in London or Brussels, which evidence an ownership arrangement similar to ADRs and are designed for use in European securities markets; and may invest in Global Depositary Receipts (GDRs), which are similar to ADRs, but are issued and traded in several international financial markets, as well as other types of receipts of shares evidencing ownership of the underlying foreign securities.

  Most foreign securities are denominated in foreign currencies and investment in foreign securities involves exposure to currency fluctuations. Transactions in most foreign securities are conducted in foreign currencies, so a Portfolio's assets must be exchanged for another currency each time a security is bought or sold or a dividend is paid. Similarly, share price quotations and total return information reflect conversion into U.S. dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the U.S. dollar value of a foreign investment, which will enhance or diminish the return of a foreign security in its own currency.

  Investing in the securities of foreign issuers involves other special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. In many countries, there is less publicly available information about issuers than is available in reports about companies in the United States. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including interest and dividends) derived from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility and less liquidity. These risks are intensified with respect to investments in emerging market countries. In addition, a number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Emerging markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell a security, could result in possible liability of the Fund to the purchaser. Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. For information on the risks of investing in emerging market debt securities, see "High Yield Bonds." For a description of the Fund's custody arrangements for foreign securities, see "Foreign Securities" in the SAI.

  DIVERSIFICATION. The International and Emerging Markets Portfolios are subject to guidelines for diversification of foreign security investments that are imposed by California insurance authorities. Under these guidelines, foreign investments will be allocated to at least three countries at all times. For further information regarding foreign diversification guidelines, see "Foreign Securities" in the SAI.

FORWARD FOREIGN CURRENCY CONTRACTS

  APPLICABLE PORTFOLIOS: Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios.

  A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price set at the time of the contract. A Portfolio could engage in a forward currency transaction in anticipation of or to protect itself against fluctuations in currency exchange rates. Although forward contracts typically will involve the purchase or sale of a foreign currency against the dollar, a Portfolio also may purchase or sell one foreign currency forward against another foreign currency. In addition, a Portfolio may hedge a foreign currency with forward contracts on another ("proxy") currency of which changes in value generally correlate with the currency to be hedged. There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various Latin American countries in which the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

  A Portfolio's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency to "lock in" the U.S. dollar price of a security purchased or sold by a Portfolio. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated in a foreign currency. A Portfolio will not speculate in forward foreign exchange.

  Employing hedging strategies with forward currency contracts does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Forward contracts involve some transactional expense for a Portfolio. Although forward contracts will be used primarily to protect a Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and a Portfolio's total return could be adversely affected as a result.

OPTIONS

  APPLICABLE PORTFOLIOS: The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, and Emerging Markets Portfolios may purchase put and call options on securities in pursuing their investment objectives. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, and Emerging Markets Portfolios may write
(sell) covered call and secured put options. The Growth LT, Equity Income, Multi-Strategy, and Equity Index Portfolios may purchase put and call options on securities indexes that are exchange traded or traded on over-the-counter markets to protect against price movements in the stock market generally (or in particular segments of the market) rather than in individual stocks. The Aggressive Equity and Emerging Markets Portfolios may purchase and sell put and call options on securities indexes that are exchange traded or traded on over-the-counter markets.

  RISKS OF OPTIONS TRANSACTIONS. The purchase and writing (selling) of options involves certain risks. During the option period, the covered call writer has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option is purchased to hedge against price movements in a particular security or market, the price of the put or call option may move more or less than the price of the related security or index. In this regard, index options can never be a perfect hedge against the overall risk of a stock position except where the stock position and the index are composed of exactly the same stocks, in the same proportions. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position.

FOREIGN CURRENCY OPTIONS

  APPLICABLE PORTFOLIOS: Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, International, and Emerging Markets Portfolios.

  Options on foreign currencies may be purchased or written as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Portfolio's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options may be negotiated, but they generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar (or other hedged currency). A Portfolio will not speculate in options on foreign currencies.

  There is no assurance that a liquid secondary market will exist for any particular foreign currency option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Portfolio cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS

  APPLICABLE PORTFOLIOS: Managed Bond, Government Securities, Bond and Income, and Emerging Markets Portfolios.

  The Emerging Markets Portfolio may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. The Managed Bond and Government Securities Portfolios may enter into interest rate, interest rate index, and currency exchange rate swap agreements, and may purchase and sell options thereon. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged between the parties (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index) generally are calculated with respect to a "notional amount." The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations of the parties. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets. The Bond and Income Portfolio may invest in the following types of swap agreements: (1) "interest rate caps," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (2) "interest rate floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level; and (3) "interest rate collars," under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  RISKS OF SWAP AGREEMENTS. Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on a Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Portfolio may bear the risk of such position until its maturity. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Portfolio's repurchase agreement guidelines). Certain tax considerations may limit a Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See "Swap Agreements and Options on Swap Agreements" and "Taxation" in the SAI.

SPREAD TRANSACTIONS

  APPLICABLE PORTFOLIOS: High Yield Bond, Managed Bond and Government Securities Portfolios.

  The High Yield Bond, Managed Bond and Government Securities Portfolios may enter into spread transactions with securities dealers. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards, or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The purchase and sale of spread transactions will be used in furtherance of a Portfolio's objectives and to protect a Portfolio against adverse changes in the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The sale of spread transactions will be "covered" or "secured" as described in the "Options", "Options on Foreign Currencies", "Futures Contracts and Options on Futures Contracts", and "Swap Agreements and Options on Swap Agreements" sections in the SAI.

  The risk of loss on a spread transaction includes the premium and any transaction costs paid by a Portfolio to obtain the option. There is no assurance that closing transactions will be available.

FUTURES CONTRACTS AND FUTURES OPTIONS

  APPLICABLE PORTFOLIOS: The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios may purchase and sell interest rate futures contracts and options thereon ("futures options"). The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Equity Index, International, and Emerging Markets Portfolios may purchase and sell stock index futures contracts and may purchase options thereon. The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, International, and Emerging Markets Portfolios may purchase and sell foreign currency futures contracts and options thereon. The Emerging Markets Portfolio may invest in futures contracts on securities, and in options thereon.

  USE OF FUTURES. These investments, the purchase or sale of futures contracts or options thereon, may be made for bona fide hedging purposes and as an adjunct to a Portfolio's securities activities, or to increase total return. In addition, a Portfolio may engage in cross-hedging activities, which involve the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different ("proxy") currency if there is an established historical pattern of correlation between the two currencies. A Portfolio is required to collateralize or cover a futures transaction or futures option as required by applicable regulations.

  RISKS OF FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options. While a Portfolio's hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio's return might have been better had hedging not been attempted.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

  The High Yield Bond, Multi-Strategy, Equity, Equity Income and Equity Index Portfolios will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or similar entity, or, in the case of futures options, for which an established over-the-counter market exists. Each Portfolio is subject to limitations on the amount that may be invested in futures and futures options transactions for purposes other than bona fide hedging, under which initial margin deposits for futures contracts and premiums paid for futures options may not exceed 5% of a Portfolio's total assets (net of amounts that are "in the money").

  FOREIGN FUTURES. The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, International, and Emerging Markets Portfolios may trade futures contracts and options on futures contracts on U.S. domestic markets as well as on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC"). Foreign exchanges generally are principal markets so that no common clearing facility exists, and a Portfolio might be able to look only to the broker for performance of the contract. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by U.S. law and regulation, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

  The Fund reserves the right to engage in other types of futures transactions in the future.

                    ORGANIZATION AND MANAGEMENT OF THE FUND

  HOW IS THE FUND ORGANIZED? The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of fourteen separate Portfolios. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract's Accumulated Value is allocated.

  WHO OVERSEES THE BUSINESS OF THE FUND? The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund's Agreement and Declaration of Trust. The Trustees are Thomas C. Sutton, Glenn
S. Schafer, Richard L. Nelson, Lyman W. Porter, and Alan Richards. Mr. Sutton is the President and Chairman of the Fund and is also Chairman and Chief Executive Officer of Pacific Life. Mr. Schafer is also the Director and President of Pacific Life. Messrs. Nelson, Porter, and Richards are independent Trustees. See the SAI under the heading "Management of the Fund."

  WHO IS THE FUND'S INVESTMENT ADVISER? Pacific Life Insurance Company. Under an Investment Advisory Agreement with the Fund, Pacific Life, subject to the supervision of the Fund's Board of Trustees, administers the affairs of the Fund and supervises the investment program for the Fund's Portfolios. Pacific Life also provides support services to the Fund pursuant to an Agreement for Support Services with the Fund.

  MORE ABOUT PACIFIC LIFE. Pacific Life is a life insurance company that is domiciled in California. Pacific Life's operations include both life insurance and annuity products as well as financial and retirement services. As of the end of 1997, Pacific Life had $80.0 billion of individual life insurance in force and total admitted assets of approximately $31.8 billion. Pacific Life has been ranked according to admitted assets as the 20th largest life insurance carrier in the nation for 1997. The Pacific Life family of companies has total assets and funds under management of over $236 billion. Pacific Life is authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

  Pacific Life was originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

  DOES PACIFIC LIFE MANAGE ANY OF THE PORTFOLIOS DIRECTLY? Pacific Life directly manages both the High Yield Bond and the Money Market Portfolios.

  Mr. Raymond J. Lee has primary responsibility for investment management of the Money Market and the High Yield Bond Portfolios; is in charge of all publicly traded bonds; and has responsibility for portfolio management of pension assets for Pacific Life. Mr. Lee is Senior Vice President, Portfolio Manager, of Pacific Life, and joined Pacific Life in 1976 after completing his MBA in Finance from the Wharton School of the University of Pennsylvania. Mr. Lee received his bachelor's degree in Economics from UCLA. He is a member of the Los Angeles Society of Financial Analysts. Mr. Simon T. Lee, Vice President, Securities, of Pacific Life, shares portfolio management responsibilities for the High Yield Bond Portfolio and has responsibility for portfolio management of Pacific Life's high yield and convertible bond assets. Mr. Lee joined Pacific Life in 1985. He holds a bachelor's degree in Business Administration and an MBA from Loyola Marymount University. He is a Chartered Financial Analyst. Mr. Dale W. Patrick, Investment Analyst, shares in the responsibility for investment management of the Money Market Portfolio. Mr. Patrick joined Pacific Life in 1985 and holds a Bachelor of Arts degree in Economics from the University of Colorado. Mr. Patrick has assisted in management of the Money Market Portfolio since 1994. Mr. Patrick is also responsible for the investment management of Pacific Life's short-term fixed income investments.

  Pacific Life and the Fund employ other investment advisory firms as Portfolio Managers for all of the Fund's Portfolios, except the Money Market and High Yield Bond Portfolios.

  WHO IS THE PORTFOLIO MANAGER FOR THE MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS? Pacific Investment Management Company ("PIMCO") is an investment counseling firm founded in 1971, and had approximately $118 billion in assets under management as of December 31, 1997. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between PIMCO, a California corporation and indirect wholly owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO managing directors. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

  Effective January 1, 1997, for the services provided, Pacific Life pays PIMCO a fee based on a percentage of the combined average daily net assets of the Managed Bond and Government Securities Portfolios according to the following schedule:

               MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS

              RATE
              (%)     BREAK POINT (ASSETS)
              ----    --------------------
               .50%   On first $25 million
               .375%  On next $25 million
               .25%   On excess

  WHO AT PIMCO MANAGES THE MANAGED BOND AND GOVERNMENT SECURITIES
PORTFOLIOS? Mr. John L. Hague, Managing Director and senior member of PIMCO's Portfolio Management Group, has primary responsibility for investment management of the Managed Bond and Government Securities Portfolios as well as various other accounts of PIMCO. Mr. Hague joined Pacific Investment Management Company in 1987. During his 15 years of investment experience, he was associated with Salomon Brothers, Inc. specializing in international fixed income products and mortgage securities and Morgan Guaranty in credit research. Mr. Hague holds a bachelor's degree in Economic Analysis from Bowdoin College and an MBA in Finance from Stanford University.

  WHO IS THE PORTFOLIO MANAGER FOR THE GROWTH PORTFOLIO? Capital Guardian Trust Company ("Capital Guardian"), a wholly-owned subsidiary of The Capital Group Companies, Inc. ("CG"). Capital Guardian's address is 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company ("CRMC"), another wholly-owned subsidiary of CG, provides investment advisory services to mutual funds known collectively as the American Funds Group.

  For the services provided, Pacific Life pays Capital Guardian a fee based on a percentage of the average daily net assets of the Growth Portfolio according to the following schedule:

                           GROWTH PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   --------------------
               .50%  On first $30 million
               .40%  On next $30 million
               .30%  On excess

  WHO AT CAPITAL GUARDIAN MANAGES THE GROWTH PORTFOLIO? The following persons are primarily responsible for the portfolio management of the Growth Portfolio. Michael R. Ericksen, Senior Vice President of Capital Guardian, has had 17 years experience as an investment professional (11 years with Capital Guardian or its affiliates). Robert G. Kirby, Senior Partner of The Capital Group Partners L.P., an affiliate of CRMC, has had 45 years of experience as an investment professional (32 years with Capital Guardian or its affiliates).
K. Bryan Jacoboski, Vice President of Capital Guardian, has had 17 years of experience as an investment professional (4 with Capital Guardian). He spent 11 years with Paine-Webber, where he was a Managing Director in equity research prior to joining Capital Guardian in 1994. James S. Kang, Vice President of Capital Guardian Research Company, has had 11 years experience as an investment professional (10 years with Capital Guardian). Mr. Ericksen is the lead portfolio manager, and along with Messrs. Kang, Kirby, and Jacoboski, is responsible for management of the Portfolio.

  WHO IS THE PORTFOLIO MANAGER FOR THE AGGRESSIVE EQUITY PORTFOLIO? Alliance Capital Management L.P. ("Alliance Capital") is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling $218.7 billion. Alliance Capital is a Delaware limited partnership. Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance Capital (and conducts no other active business). As of June 30, 1997 The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57.1% of the outstanding units of Alliance Capital. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of The Equitable Companies Incorporated, a Delaware corporation ("ECI"). As of September 30, 1997, AXA-UAP, a French insurance holding company, owned approximately 59% of the issued and outstanding shares of the common stock of ECI.

  Alliance Capital currently serves as investment adviser to other mutual funds, as well as individual, corporate, retirement, and charitable accounts. As of December 31, 1997, Alliance Capital was retained as an investment manager of employee benefit fund assets for 31 of the Fortune 100 companies. Alliance Capital's principal office is located at 1345 Avenue of the Americas, New York, New York and the firm has five additional offices in the United States and subsidiaries and affiliate offices in nineteen cities worldwide.

  Effective May 1, 1998, for the services provided, Pacific Life pays Alliance Capital a fee based on a percentage of the Portfolio's average daily net assets according to the following schedule:

                          AGGRESSIVE EQUITY PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   ---------------------
               .60%  On first $100 million
               .45%  On next $400 million
               .40%  On excess

  WHO AT ALLIANCE CAPITAL MANAGES THE AGGRESSIVE EQUITY PORTFOLIO? Kevin J. O'Brien, Senior Vice President and Portfolio Manager, and Alden M. Stewart, Executive Vice President and Portfolio Manager, are primarily responsible for the day to day management of the Aggressive Equity Portfolio. Mr. O'Brien has had 19 years of investment experience (10 years with Alliance Capital). Prior to joining Alliance Capital in 1988, he was a partner at Campbell Advisors and a portfolio manager at Connecticut Mutual Life Insurance. Mr. O'Brien holds a B.A. from Amherst College and an M.A. and Ph.D. from Cornell University. He is a Chartered Financial Analyst and a member of Phi Beta Kappa. Mr. Stewart has had 27 years of investment experience (27 years with Alliance Capital or affiliated companies). He began his career in 1971 as an analyst following various industry groups and has been a portfolio manager since 1977. Mr. Stewart holds a B.A. from the University of Oregon and an M.B.A. from the University of Chicago.

  WHO IS THE PORTFOLIO MANAGER FOR THE GROWTH LT PORTFOLIO? Janus Capital Corporation ("Janus"). Kansas City Southern Industries, Inc. owns approximately 83% of the outstanding voting stock of Janus. Janus' address is 100 Fillmore Street, Denver, Colorado 80206-4928. Janus currently serves as investment adviser or subadviser to the Janus Funds, as well as other mutual funds and individual, corporate, charitable, and retirement accounts.

  Effective January 1, 1997, for the services provided, Pacific Life pays Janus a fee based on a percentage of the average daily net assets of the Growth LT Portfolio according to the following schedule:

                              GROWTH LT PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   ---------------------
               .55%  On first $100 million
               .50%  On next $400 million
               .45%  On excess

  WHO AT JANUS MANAGES THE GROWTH LT PORTFOLIO? Warren B. Lammert, III, Vice President of Janus, is primarily responsible for the day-to-day management and implementation of Janus' investment strategy for the Growth LT Portfolio. Mr. Lammert is portfolio manager and Executive Vice President of Janus Mercury Fund and Janus Venture Fund, Executive Vice President of Janus Investment Fund, and has been the portfolio manager of various growth oriented accounts since 1991. He joined Janus as a securities analyst in 1987, taking an educational sabbatical from 1988 to 1989. He received his undergraduate degree in economics from Yale University and received his M.S. in economic history (with distinction) from the London School of Economics, London, England. Mr. Lammert is a Chartered Financial Analyst.

  WHO IS THE PORTFOLIO MANAGER FOR THE EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS? J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("Morgan"). J.P. Morgan Investment's address is 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. Capital Guardian served as portfolio manager to the Equity Income and Multi-Strategy Portfolios from their commencement of operations in 1988 through December 31, 1993.

  Effective January 1, 1997, for the services provided, Pacific Life pays J.P. Morgan Investment a fee based on a percentage of the combined average daily net assets of the Equity Income and Multi-Strategy Portfolios according to the following schedule:

                  EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   ---------------------
               .45%  On first $100 million
               .40%  On next $100 million
               .35%  On next $200 million
               .30%  On next $350 million
               .20%  On excess

  WHO AT J.P. MORGAN INVESTMENT MANAGES THE EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS? William M. Riegel and William G. Tennille are primarily responsible for the day-to-day management and implementation of J.P. Morgan Investment's process for the Multi-Strategy Portfolio, and Henry D. Cavanna shares responsibility with Mr. Riegel for the Equity Income Portfolio. William
M. Riegel, Managing Director, is a senior equity portfolio manager in the Equity and Balanced Accounts Group. Joining Morgan in 1979, he became an investment research analyst specializing in energy and machinery companies after completing the firm's commercial bank management training program. Mr. Riegel joined the Equity group in 1984, assisting with the management of the Convertible Fund and separately managed accounts. He assumed responsibility for managing convertible portfolios in 1987. Mr. Riegel graduated from Williams College in 1978 and is a Chartered Financial Analyst. Henry D. Cavanna, Managing Director, is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. His responsibility for several major institutional clients draws on his extensive experience in this area. Before becoming a portfolio manager, he was responsible for marketing and business development activities, while his first assignment at Morgan was in Pension Administration. Mr. Cavanna was with the Wall Street firm, Harris Upham & Co., prior to joining Morgan in 1971. He received his B.A. degree from Boston College and L.L.B. degree from the University of Pennsylvania. William G. Tennille, Vice President, is a portfolio manager for separately managed and commingled funds with an emphasis in mortgage securities and derivatives. Prior to joining Morgan in 1992, he managed the investment portfolios of Manufacturers Hanover Trust, Deposit Guaranty Bank, and First Florida Banks. He is a graduate of the University of North Carolina.

  WHO IS THE PORTFOLIO MANAGER FOR THE EQUITY PORTFOLIO AND BOND AND INCOME PORTFOLIO? Goldman Sachs Asset Management ("Goldman Sachs"), a separate operating division of Goldman, Sachs & Co.

Goldman Sachs and its affiliates are the investment management division of Goldman, Sachs & Co. Founded in 1869, Goldman, Sachs & Co. is one of the world's largest investment banking firms and a leader in almost every field of finance.

  As of January 26, 1998, Goldman Sachs and its affiliates manage, administer and distribute over $140 billion for institutional and individual investors worldwide, including fixed income assets in excess of $32 billion for which they acted as investment adviser. Headquartered in New York at One New York Plaza, New York, New York 10004, Goldman Sachs and its affiliates have offices in major U.S. cities as well as London, Tokyo and Singapore.

  Effective May 1, 1998, for the services provided, Pacific Life pays Goldman Sachs a fee based on a percentage of the combined average daily net assets of the Equity and Bond and Income Portfolios according to the following schedule:

                     EQUITY AND BOND AND INCOME PORTFOLIOS

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   ---------------------
               .35%  On first $100 million
               .30%  On next $100 million
               .25%  On next $800 million
               .20%  On excess

  WHO AT GOLDMAN SACHS MANAGES THE EQUITY PORTFOLIO AND BOND AND INCOME PORTFOLIO? Robert C. Jones, Managing Director, Victor H. Pinter, Vice President, and Kent A. Clark, Vice President, are primarily responsible for the day to day management of the Equity Portfolio. Mr. Jones brings 17 years of investment experience to his work in developing and implementing Goldman Sachs' quantitative equity management services. Prior to joining Goldman Sachs in 1989, he was the senior quantitative analyst in the Investment Research Department at Goldman Sachs & Co. and provided quantitative research for both a major investment banking firm and an options consulting firm. Mr. Jones is a Chartered Financial Analyst and holds a B.A. degree from Brown University and an M.B.A. from the University of Michigan. Prior to joining Goldman Sachs in 1985, Mr. Pinter was a project manager in the Information Technology Division of Goldman Sachs & Co and a consultant at Chase Econometrics/IDC. He holds a B.S. degree from Brooklyn College and an M.B.A. from New York University's Stern School of Business. Mr. Clark joined Goldman Sach's quantitative equity management team in 1992. He is a Chartered Financial Analyst and holds a Bachelor of Commerce degree from the University of Calgary and an M.B.A. from the University of Chicago. Jonathan A. Beinner, Managing Director, and C. Richard Lucy, Vice President, are primarily responsible for the day to day management of the Bond and Income Portfolio. Mr. Beinner is co-head of the U.S. Fixed Income Team and heads the mortgage-backed and asset-backed securities group. He joined Goldman Sachs in 1990 after working in the trading and arbitrage group of Franklin Savings Association. Mr. Beinner holds two B.S. degrees from the University of Pennsylvania. Prior to joining Goldman Sachs in 1992, Mr. Lucy spent nine years managing fixed income assets at Brown Brothers Harriman & Co. He is a Chartered Financial Analyst and holds B.S. and M.B.A. degrees from New York University.

  WHO IS THE PORTFOLIO MANAGER OF THE EQUITY INDEX PORTFOLIO? Bankers Trust Company ("BTCo"), a wholly-owned subsidiary of Bankers Trust New York Corporation. BTCo's address is 130 Liberty Street, New York, New York 10006. Bankers Trust conducts a variety of general banking and trust activities and is a major supplier of financial services to the international and domestic institutional markets. BTCo is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. BTCo is responsible for the management of the Equity Index Portfolio. As of December 31, 1997, BTCo managed assets approximating $317.8 billion. BTCo is the investment manager to over 25 other mutual fund portfolios.

  For the services provided, Pacific Life pays a quarterly fee in advance to BTCo, based on the net assets of the Equity Index Portfolio at the beginning of each calendar quarter according to the following schedule:

                            EQUITY INDEX PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   ---------------------
               .07%  On first $100 million
               .03%  On next $100 million
               .01%  On excess

  The fee is subject to a minimum annual fee of $100,000 for the calendar year 1997 and each year thereafter.

  WHO IS THE PORTFOLIO MANAGER OF THE INTERNATIONAL PORTFOLIO? Morgan Stanley Asset Management Inc. ("Morgan Stanley"), a subsidiary of Morgan Stanley, Dean Witter, Discover & Co. Morgan Stanley, whose address is 1221 Avenue of the Americas, New York, New York 10020, became the Portfolio Manager effective June 1, 1997. Morgan Stanley, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 1997 Morgan Stanley, together with its affiliated institutional asset management companies, had approximately $146 billion in assets under management as an investment manager or as a fiduciary adviser. Morgan Stanley has been managing international securities since 1986.

  Pacific Life will pay Morgan Stanley a fee at an annual rate of .35% based on the average daily net assets of the International Portfolio.

  WHO AT MORGAN STANLEY MANAGES THE INTERNATIONAL PORTFOLIO? Francine J. Bovich, a Managing Director of Morgan Stanley, is primarily responsible for the day-to-day investment management and implementation of Morgan Stanley's investment strategy for the International Portfolio. Prior to joining Morgan Stanley in 1993, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser (1986-1993). Before joining Westwood, she was a Managing Director of Citicorp Investment Management, Inc. (Now Chancellor Capital Management), where she was responsible for the Institutional Investment Management group (1980-1986). Ms. Bovich began her investment career with Bankers Trust Company (1973-1980). She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University.

  WHO IS THE PORTFOLIO MANAGER OF THE EMERGING MARKETS PORTFOLIO? Blairlogie Capital Management ("Blairlogie"), a subsidiary partnership of PIMCO Advisors, L.P., an affiliate of Pacific Life. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie Capital Management, Ltd., the predecessor investment advisor to Blairlogie, commenced operations in 1992. As of December 31, 1997, accounts managed by Blairlogie had combined assets of approximately $647 million.

  Effective January 1, 1997, for the services provided, Pacific Life pays Blairlogie a fee based on a percentage of the average daily net assets of the Emerging Markets Portfolio according to the following schedule:

                          EMERGING MARKETS PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   --------------------
               .85%  On first $50 million
               .75%  On next $50 million
               .70%  On next $50 million
               .65%  On next $50 million
               .60%  On excess

  WHO AT BLAIRLOGIE MANAGES THE EMERGING MARKETS PORTFOLIO? James Smith, Chief Investment Officer and Managing Director of Blairlogie since 1992, is primarily responsible for the day-to-day management of the Emerging Markets Portfolio. He is responsible for managing an investment team of six professionals, who, in turn, specialize in selection of stocks within Europe, Asia, the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research. Gavin Dobson, Chief Executive Officer and Managing Director of Blairlogie Capital Management since 1992, oversees the relationship with the Fund. He has 20 years of investment experience including the position of President and Chief Operating Officer of Murray Johnstone International in Chicago, Illinois from 1989 to 1992. Qualified as a Scottish attorney in 1976, Mr. Dobson has degrees in Economics from Dundee University and Law from Edinburgh University. Messrs. Dobson and Smith are co-founders of Blairlogie.

  HOW HAS THE FUND SECURED THE SERVICES OF THE INVESTMENT ADVISER AND THE PORTFOLIO MANAGERS? The Fund has entered into an Investment Advisory Agreement with Pacific Life under which Pacific Life serves as Investment Adviser to the Fund. The Fund and Pacific Life have entered into Portfolio Management Agreements with the Portfolio Managers. After initial two year terms, the Investment Advisory Agreement and the Portfolio Management Agreements require renewal by the Fund's Board of Trustees annually. Any of these agreements can be terminated by the Fund's Board of Trustees. The Portfolio Management Agreements can be terminated by Pacific Life or by any of the Portfolio Managers. In the event of termination of a Portfolio Management Agreement, the current Portfolio Manager could no longer service the applicable Portfolio. Pacific Life could manage the applicable Portfolio directly or could recommend a replacement to the Fund's Board of Trustees.

  Under the Portfolio Management Agreements, the Portfolio Managers are compensated by Pacific Life, and not by the Fund. Pacific Life derives the amounts that it pays the Portfolio Managers from its own fees under the Investment Advisory Agreement.

  HOW MUCH DOES THE FUND PAY FOR THE ADVISORY SERVICES OF PACIFIC LIFE AND THE PORTFOLIO MANAGERS? The Fund pays the Adviser for its services under the Investment Advisory Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund pays to the Adviser a fee at an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the Equity Index Portfolio, the Fund pays .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of $200 million. For the Managed Bond, High Yield Bond, Government Securities, and Bond and Income Portfolios, the Fund pays .60% of the average daily net assets of each of the Portfolios. For the Growth, Equity Income, Equity, and Multi-Strategy Portfolios, the Fund pays .65% of the average daily net assets of each of the Portfolios. For the Growth LT Portfolio, the Fund pays .75% of the average daily net assets of the Portfolio. For the Aggressive Equity Portfolio, the Fund pays .80% of the average daily net assets of the Portfolio. For the International Portfolio, the Fund pays .85% of the average daily net assets of the Portfolio. For the Emerging Markets Portfolio, the Fund pays 1.10% of the average daily net assets of the Portfolio. These fees are computed and accrued daily and paid monthly.

  WHAT OTHER EXPENSES DOES THE FUND BEAR? The Fund bears all costs of its operations. These costs may include expenses for custody, audit fees, fees and expenses of the independent trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

  The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund on state and federal levels, legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

  The Fund and Pacific Life entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services such as those described above. Under the terms of the Agreement for Support Services, it is not intended that Pacific Life will profit from these services to the Fund.

  Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio. For the period ended December 31, 1997, the total annualized expenses of each Portfolio that had commenced operations on or before such date were the following percentages of average daily net assets: Money Market Portfolio--.44%, High Yield Bond Portfolio--.65%, Managed Bond Portfolio--.66%, Government Securities Portfolio--.66%, Growth Portfolio--.70%, Aggressive Equity Portfolio--.86%, Growth LT Portfolio--.82%, Equity Income Portfolio--.70%, Multi-Strategy Portfolio--.71%, Equity Portfolio--.70%, Bond and Income Portfolio--.66%, Equity Index Portfolio--.23%, International Portfolio--1.02%, and Emerging Markets Portfolio--1.46%. The expenses of each Portfolio, expressed as a percentage of the Portfolio's average daily net assets, is shown under "Ratio of Expenses to Average Net Assets" in the Financial Highlights section at the beginning of this Prospectus for each year of each Portfolio's operation. More information on the expenses of the Portfolios is included in the Portfolios' Statements of Operations, which can be found in the financial statements included in the Fund's annual and semi-annual reports sent to shareholders.

  WHAT IS PACIFIC LIFE DOING TO LIMIT FUND EXPENSES? Pacific Life has agreed, until at least December 31, 1999, to reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest, or gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Life began this expense reimbursement policy in April 1989. There can be no assurance that this policy will be continued beyond December 31, 1999.

  WHO DISTRIBUTES THE FUND'S SHARES? Shares of the Fund are distributed through Pacific Mutual Distributors, Inc. (the "Distributor" or "PMD") a subsidiary of Pacific Life. PMD's address is 700 Newport Center Drive, Newport Beach, California 92660. PMD is a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers. PMD acts as Distributor without remuneration from the Fund.

  WHO IS THE CUSTODIAN OF THE FUND? Investor's Fiduciary Trust Company ("IFTC") provides the Fund with portfolio accounting and custodial services. IFTC's address is 801 Pennsylvania, Kansas City, Missouri 64105.

                           MORE ON THE FUND'S SHARES

  HOW DO YOU PURCHASE SHARES OF THE FUND? Shares of the Fund are not sold directly to the general public. Shares of the Fund are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the Variable Contracts issued or administered by Pacific Life. For information on purchase of a Variable Contract, consult a prospectus for the Separate Account. Shares of the Growth Portfolio are offered only to Separate Accounts of Pacific Life that fund (1) variable life insurance policies, and (2) variable annuity contracts that were issued by Pacific Life prior to January 1, 1994. The Portfolio is not available for variable annuity contracts issued on or after January 1, 1994. The shares of the Aggressive Equity and Emerging Markets Portfolios are not available for Pacific Corinthian variable annuity contracts.

  HOW ARE SHARES REDEEMED? Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the

SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the Investment Company Act of 1940, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder.

  CAN YOU MAKE EXCHANGES AMONG THE PORTFOLIOS? Variable Contract Owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and Variable Contract Owners should refer to the Prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among options available under the contract.

  HOW IS THE VALUE OF THE PORTFOLIOS' SHARES DETERMINED? Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value of a share is determined by dividing the value of a Portfolio's net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays usually at or about 4:00 p.m. New York City time, on each day that the New York Stock Exchange is open for trading. The New York Stock Exchange and other exchanges usually close for trading at 4:00 p.m. New York City time. In the event that the New York Stock Exchange or other exchanges close early, the Fund normally will deem the closing price of each Portfolio's assets to be the price of those assets at 4:00 p.m., New York City time. To calculate a Portfolio's net asset value, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The value of foreign portfolio securities traded on foreign exchanges is based upon the price of the close of the exchange immediately preceding the time of the Fund's valuation, or, if earlier, at the time of the Fund's valuation. Therefore, the calculation of the net asset value of the International and Emerging Markets Portfolios or other Portfolios that invest in foreign securities may not take place contemporaneously with the determination of the prices of certain foreign securities used in the calculation. Further, under the Fund's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day (which may be after 4:00 p.m. New York City time) may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time the Portfolio's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Trustees. In determining the fair value of securities, the Fund may consider available information including information that becomes known after 4:00 p.m. New York City time, and the values that are determined will be deemed to be the price at 4:00 p.m. New York City time. The Money Market Portfolio's securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. The net asset values per share of each Portfolio will fluctuate in response to changes in market conditions and other factors. See the SAI.

  INFORMATION ABOUT PORTFOLIO TRANSACTIONS. The Adviser or the Portfolio Manager for a Portfolio places orders for the purchase and sale of portfolio investments for a Portfolio with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the Adviser or Portfolio Manager may pay higher commission rates than the lowest available when the Adviser or Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Consistent with a policy of obtaining best net results, a Portfolio Manager's affiliate may serve as the Fund's broker in effecting portfolio transactions, including transactions on a national securities exchange, and may retain commissions, in accordance with certain regulations of the SEC.

  INFORMATION ABOUT PORTFOLIO TURNOVER. The Portfolio turnover rate represents the rate at which securities in a Portfolio other than short-term debt obligations are replaced. This rate for the Portfolios is shown in the tables in Condensed Financial Information. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, and Bond and Income Portfolios had portfolio turnover rates in excess of 100% in certain years, which could be considered relatively high. Such a Portfolio turnover rate may result in higher brokerage commissions or other transactional expenses for these Portfolios than for other Portfolios, which expenses must be borne, directly or indirectly, by a Portfolio and ultimately by the Portfolio's shareholders. In addition, high portfolio turnover may affect the ability of a Portfolio to qualify as a regulated investment company. See "Taxation" and "Portfolio Turnover" in the SAI.

  DO ANY ISSUES ARISE FROM THE FUND OFFERING ITS SHARES FOR VARIABLE ANNUITIES AND VARIABLE LIFE INSURANCE POLICIES? The Fund serves as an investment medium for both variable annuity contracts and variable life insurance policies. The Fund currently does not foresee any disadvantages to Variable Contract Owners due to the fact that the Fund serves as an investment medium for both variable life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of annuity contracts and insurance policies for which the Fund serves as investment medium might at some time be in conflict. However, the Fund's Board of Trustees, and Pacific Life are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, Pacific Life, or another insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund. This might force the Fund to sell securities at disadvantageous prices.

                       OTHER INFORMATION ABOUT THE FUND

  HOW IS THE FUND CAPITALIZED? The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, freely transferable, and non-assessable by the Fund.

  Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

  WHAT IS THE FEDERAL INCOME TAX STATUS OF THE FUND? Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A Portfolio so qualifying generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Portfolio, unless the shareholder elects to receive cash. Each Portfolio also intends to comply with diversification regulations under section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Government Securities Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

  Reference is made to the Prospectus for the applicable Separate Account and Contract for information regarding the Federal income tax treatment of distributions to the Separate Account. See "Taxation" in the Fund's SAI for more information on taxes.

  WHAT VOTING RIGHTS DO SHAREHOLDERS HAVE? Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

  Massachusetts business trust law does not require the Fund to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received.

  MAY THE FUND DISCONTINUE THE OFFERING OF ANY PORTFOLIO? The Fund reserves the right to discontinue offering shares of one or more Portfolio at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company investing in the Fund to such Portfolio will, subject to any necessary regulatory approvals, be invested in the Portfolio deemed appropriate by the Trustees.

  ADVERTISING PERFORMANCE. The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

  Performance information should be considered in light of a Portfolio's investment objectives and policies, characteristics of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Portfolios, see the SAI.

  PREPARATION FOR THE YEAR 2000. The year 2000 presents issues involving the ability of computer systems to properly recognize the year 2000. The inability to do so could result in major failures or miscalculations. The Fund, through its service providers, relies significantly on computer systems and applications in its daily operations. In addressing the year 2000 issue, the Fund's Adviser is seeking periodic assurances from the Fund's Custodian and Portfolio Managers of their ability to be year 2000 compliant. The Adviser surveyed each of these parties and each has advised the Adviser that it is in the process of its efforts to review and/or remediate year 2000 issues and expects to be ready for systems testing no later than January 1, 1999. Based upon these current representations, the Adviser expects these service providers to be year 2000 compliant, but there can be no assurance that they will succeed.

  For more detailed information concerning the Adviser's year 2000 compliance efforts, see the section entitled "Preparation for the Year 2000" in the accompanying Prospectus for the Separate Account.

  In the event that the Adviser, the Fund's service providers, other financial institutions, others with material relationships with the Fund, or others with which the Fund conducts business fail to be year 2000 compliant, there would be a materially adverse effect on the Fund's operations.

                                 TOTAL RETURN

  The table below presents the total return for each Portfolio that began operations before January, 1998. The total return shown in the table tells you how much an investment in a Portfolio has changed in value year to year. It reflects any net increase or decrease in the share price and assumes that all dividends and distributions were reinvested in additional shares. The total return does not include fees and charges at the Separate Account level under the Variable Contracts or other fees and charges under the Variable Contracts.

                          MONEY   HIGH YIELD   MANAGED  GOVERNMENT            AGGRESSIVE     GROWTH
                         MARKET      BOND       BOND    SECURITIES GROWTH     EQUITY(7)        LT
YEAR ENDED                 (%)        (%)        (%)       (%)      (%)          (%)          (%)
----------               ------   ----------- --------- ---------- ------     ----------     ------
12/31/84                    --         --         --        --        --           --          --
12/31/85                    --         --         --        --        --           --          --
12/31/86                    --         --         --        --        --           --          --
12/31/87                    --         --         --        --        --           --          --
12/31/88(1)                5.85       8.30       7.11      6.65     15.31          --          --
12/31/89                   8.73       4.16      14.74     14.61     34.96          --          --
12/31/90                   7.92       0.38       8.52      8.01    (17.30)         --          --
12/31/91                   5.74      24.58      17.03     16.67     39.15          --          --
12/31/92                   3.22      18.72       8.68      7.52     20.53          --          --
12/31/93                   2.58      18.01      11.63     10.79     21.89          --          --
12/31/94(3)                3.76       0.42      (4.36)    (5.10)   (10.49)         --        13.25
12/31/95                   5.54      18.87      19.04     18.81     25.75          --        36.75
12/31/96(6)                5.07      11.31       4.25      2.94     23.62         7.86       17.87
12/31/97                   5.28       9.44       9.92      9.48     30.27         3.78       10.96
Average annual total
 return (for all years
 shown)                    5.35      11.13       9.47      8.83     16.91         6.64       19.31

                         EQUITY     MULTI-               BOND AND  EQUITY                   EMERGING
                        INCOME(4) STRATEGY(4) EQUITY(5) INCOME(5)  INDEX   INTERNATIONAL(4) MARKETS
YEAR ENDED                 (%)        (%)        (%)       (%)      (%)          (%)          (%)
----------              --------- ----------- --------- ---------- ------  ---------------- --------
12/31/84                    --         --        9.80     14.76       --           --          --
12/31/85                    --         --       30.02     27.61       --           --          --
12/31/86                    --         --       20.92     21.39       --           --          --
12/31/87                    --         --        2.18     (2.09)      --           --          --
12/31/88(1)                8.25       6.85       7.19      6.37       --         17.69         --
12/31/89                  29.22      23.42      30.12     17.04       --         20.51         --
12/31/90                  (7.54)     (1.47)     (2.55)     3.27       --        (13.48)        --
12/31/91(2)               31.42      24.03      29.77     24.32     24.88        10.92         --
12/31/92                   5.36       5.57       6.30      8.09      6.95        (9.78)        --
12/31/93                   8.29       9.25      16.06     19.39      9.38        30.02         --
12/31/94                  (0.28)     (1.50)     (2.87)    (8.36)     1.05         3.01         --
12/31/95                  31.66      25.25      23.80     33.71     36.92        10.56         --
12/31/96(6)               19.43      12.56      28.03     (0.80)    22.36        21.89       (3.23)
12/31/97                  28.60      19.62      18.18     16.32     32.96         9.28       (1.69)
Average annual total
 return (for all years
 shown)                   14.61      11.93      15.01     12.48     18.75         9.25       (2.80)

--------
(1) Information is for the period from January 4, 1988 (commencement of operations) to December 31, 1988 except as otherwise indicated.
(2) Information for the Equity Index Portfolio is for the period from January 30, 1991 (commencement of operations) to December 31, 1991.
(3) Information for the Growth LT Portfolio is for the period from January 4, 1994 (commencement of operations) to December 31, 1994.
(4) The performance results of the Equity Income and Multi-Strategy Portfolios through December 31, 1993 and of the International Portfolio through December 31, 1996 were achieved by different Portfolio Managers. J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income Portfolio and Multi-Strategy Portfolio on January 1, 1994 and Morgan Stanley began serving as Portfolio Manager of the International Portfolio on June 1, 1997.
(5) The performance results of the Equity Portfolio and the Bond and Income Portfolio are based on the performance of predecessor portfolios (series) of Pacific Corinthian Variable Fund, which began their first full year of operations on January 1, 1984 and were acquired by the Fund on December 31, 1994. Goldman Sachs Asset Management began serving as Portfolio Manager to the Equity and Bond and Income Portfolios on May 1, 1998. Prior to May 1, 1998, a different firm served as Portfolio Manager and achieved the performance results shown through December 31, 1997.
(6) Information for the Aggressive Equity and Emerging Markets Portfolios is for the period from April 1, 1996 (commencement of operations) to December 31, 1996.
(7) Alliance Capital Management L.P. began serving as Portfolio Manager to the Aggressive Equity Portfolio on May 1, 1998. Prior to May 1, 1998, a different firm served as Portfolio Manager and achieved the performance results shown through December 31, 1997.

PRIOR PERFORMANCE OF A COMPARABLE FUND MANAGED BY ALLIANCE CAPITAL

  The table below sets forth the performance data relating to the historical performance of the Alliance Aggressive Stock Portfolio, a series of the Hudson River Trust. The Alliance Aggressive Stock Portfolio is a mutual fund managed by Alliance Capital and has substantially similar investment objectives, policies, and strategies to those of the Aggressive Equity Portfolio. The performance information for the Alliance Aggressive Stock Portfolio is presented in two forms: (1) the first presentation reflects the fees and expenses of the Alliance Aggressive Stock Portfolio and (2) the second presentation uses the gross performance of the Alliance Aggressive Stock Portfolio, which is adjusted to reflect the fees and expenses of the Aggressive Equity Portfolio.

  The investment results presented below are not those of the Fund and are not intended to predict or suggest returns that might be experienced by the Aggressive Equity Portfolio or an individual investor having an interest in the Aggressive Equity Portfolio. These total return figures represent past performance and do not indicate future results which will vary.

  THE FOLLOWING PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION FOR SEPARATE ACCOUNT OR CONTRACT LEVEL CHARGES.

                   TOTAL RETURN FOR THE ALLIANCE AGGRESSIVE
     STOCK PORTFOLIO, THE RUSSELL 2000 INDEX AND THE RUSSELL MIDCAP INDEX


-------------------------------------------------------------------------------------------------------
                                          ALLIANCE AGGRESSIVE STOCK
                           ALLIANCE     PORTFOLIO ADJUSTED TO REFLECT                      RUSSELL
                          AGGRESSIVE           EXPENSES OF THE          RUSSELL 2000        MIDCAP
                       STOCK PORTFOLIO* AGGRESSIVE EQUITY PORTFOLIO**      INDEX+          INDEX++
-------------------------------------------------------------------------------------------------------
                         ANNUAL TOTAL              ANNUAL                  ANNUAL           ANNUAL
         YEAR             RETURN (%)          TOTAL RETURN (%)        TOTAL RETURN (%) TOTAL RETURN (%)
-------------------------------------------------------------------------------------------------------
         1997               10.94                   10.62                  22.36             29.01
         1996               22.20                   21.66(2)               16.49             19.00
         1995               31.63                                          28.44             34.45
         1994               (3.81)                                         (1.82)            (2.09)
         1993               16.77                                          18.89             14.30
         1992               (3.16)                                         18.42             16.34
         1991               86.87                                          46.04             41.51
         1990                8.16                                         (19.52)           (11.50)
         1989               43.50                                          16.24             26.27
         1988                1.13                                          24.91             19.80
         1987                7.30                                          (8.78)             0.23
         1986               35.90(1)                                        4.04(3)          15.60(3)
-------------------------------------------------------------------------------------------------------
      TIME PERIOD       AVERAGE ANNUAL         AVERAGE ANNUAL          AVERAGE ANNUAL   AVERAGE ANNUAL
    (THRU 12/31/97)    TOTAL RETURN (%)       TOTAL RETURN (%)        TOTAL RETURN (%) TOTAL RETURN (%)
-------------------------------------------------------------------------------------------------------
        1 year              10.94                   10.62                  22.36             29.01
        3 years             21.29                                          22.33             27.32
        5 years             14.92                                          16.40             18.23
       10 years             19.00                                          15.75             17.67
  Inception (1/27/86)       19.41                                          12.57(4)          16.06(4)
-------------------------------------------------------------------------------------------------------

(1)  Total return for 1986 is rounded to the nearest tenth of a percent.

(2) Aggressive Equity Portfolio began operations on April 1, 1996. Expenses used in calculating adjusted annual total return for 1996 were annualized.

(3)  Total return is for the period 2/1/86 through 12/31/86.

(4)  Average annual total return is for the period 2/1/86 through 12/31/97.

* Returns reflect the investment advisory fees and operating expenses of the Alliance Aggressive Stock Portfolio.
** Returns reflect expenses for each year.

+ The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (an index comprised of the 3,000 largest companies in terms of market capitalization), which represents approximately 10% of the total market capitalization of the Russell 3000 Index. As of December 31, 1997, the dollar weighted average market capitalization of the Russell 2000 Index was approximately $820 million and the dollar weighted median market capitalization was approximately $750 million. For purposes of calculating total return, dividends declared by any company in the Russell 2000 Index are reinvested on the ex-dividend date. The Russell 2000 Index is unmanaged.

++ The Russell Midcap Index measures the performance of the 800 smallest companies of the Russell 1000 Index (an index comprised of the 1,000 largest companies in the Russell 3000 Index in terms of market capitalization), which represents approximately 35% of the total market capitalization of the Russell 1000 Index. As of December 31, 1997, the dollar weighted average market capitalization of the Russell Midcap Index was approximately $5 billion and the dollar weighted median capitalization was approximately $4.4 billion. For purposes of calculating total return, dividends declared by any company in the Russell Midcap Index are reinvested on the ex-dividend date. The Russell Midcap Index is unmanaged.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY GOLDMAN SACHS

  The table below sets forth the performance data relating to the historical performance of the Goldman Sachs CORE Large Cap Growth Composite
("Composite").

  Each account represented in the Composite is managed by Goldman Sachs and has substantially similar investment objectives, policies, and strategies to those of the Equity Portfolio. The Composite currently consists of 8 accounts, including 6 advisory accounts and 2 mutual funds. In prior years, the Composite consisted of less advisory accounts and no mutual funds. The performance information for the Composite is presented in two forms: (1) the first presentation reflects the average fees and expenses charged to the accounts in the Composite and (2) the second presentation uses the gross performance of the Composite as adjusted to reflect the fees and expenses of the Equity Portfolio. The expenses shown for the Composite in the first presentation include investment advisory fees; expenses do not include the expense for custody (or other expenses for mutual funds), which if included, could lessen performance and which are expenses the Portfolio bears. The average fees for the Composite from January 1995 through December 1997 are estimated. The Composite performance figures also reflect the inclusion of any dividends and interest income received, the deductions of any brokerage commissions, and other related portfolio transaction expenses which are generally reflected as part of the cost of a security.

  The Composite data was calculated using the methodology recommended by the Association for Investment Management and Research ("AIMR"), retroactively applied to all time periods. Accounts under Goldman Sachs' management are included in the Composite the month after operations commence. To determine Composite values, the beginning market value of each comparable account is divided by the sum of the market values of all comparable accounts, which results in a percentage number. The percentage number is multiplied by each comparable account's rate of return. The sum of all accounts for the comparable accounts results in a dollar-weighted composite return. The Composite investment results are unaudited.

  Because of the differences in computation methods, such as the method or frequency of reinvesting dividends or measuring gains, the data for the comparable accounts shown below may not be precisely comparable to performance data for a mutual fund. In addition, the performance data for the advisory accounts included in the Composite may not be representative of the Equity Portfolio because those accounts are not subject to the obligation to redeem shares upon request and to meet diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the performance. In addition, if the asset size of the comparable accounts varies from that of the Equity Portfolio, this might reduce the comparability of the Equity Portfolio's performance to that of the comparable accounts. Moreover, the Equity Portfolio's current and future investments are not and will not necessarily be identical to those of the comparable accounts. Investors should also be aware that the use of a methodology different from that used to calculate these Composite returns could result in different performance data.

  The investment results presented below are not those of the Fund and are not intended to predict or suggest returns that might be experienced by the Equity Portfolio or an individual investor having an interest in the Equity Portfolio. These total return figures represent past performance and do not indicate future results, which will vary.

  THE FOLLOWING PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION FOR SEPARATE ACCOUNT OR CONTRACT LEVEL CHARGES.

               TOTAL RETURN FOR THE GOLDMAN SACHS CORE LARGE CAP
              GROWTH COMPOSITE AND THE RUSSELL 1000 GROWTH INDEX


------------------------------------------------------------------------------------------
                                                   GOLDMAN SACHS CORE
                                               LARGE CAP GROWTH COMPOSITE
                                                  ADJUSTED TO REFLECT
                       GOLDMAN SACHS CORE        EXPENSES OF THE EQUITY     RUSSELL 1000
                   LARGE CAP GROWTH COMPOSITE*        PORTFOLIO**          GROWTH INDEX+
------------------------------------------------------------------------------------------
                             ANNUAL                      ANNUAL                ANNUAL
       YEAR             TOTAL RETURN (%)            TOTAL RETURN (%)      TOTAL RETURN (%)
------------------------------------------------------------------------------------------
     1997                     32.46                      32.41                 30.49
     1996                     29.37                      29.26                 23.12
     1995                     38.11                      37.98                 37.19
     1994                      7.44                       7.02                  0.60
     1993                     12.09                      11.72                  0.87
     1992                      0.33                      (0.10)                  N/A
------------------------------------------------------------------------------------------
    TIME PERIOD          AVERAGE ANNUAL              AVERAGE ANNUAL        AVERAGE ANNUAL
  (THRU 12/31/97)       TOTAL RETURN (%)            TOTAL RETURN (%)      TOTAL RETURN (%)
------------------------------------------------------------------------------------------
    1 year                    32.46                      32.41                 30.49
   3 years                    33.26                      33.19                 30.11
   5 years                    23.31                      23.15                 18.40
  Inception
   (12/1/91)                  21.55                      21.37                 17.54
------------------------------------------------------------------------------------------

* Returns reflect the average investment advisory fees and expenses charged to the accounts in the Composite. Expenses do not include the expenses for custody (or other expenses for mutual funds), which if included, could lessen performance and which are expenses the Equity Portfolio bears.

** Returns reflect expenses for each year.

+ The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values than other companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies of the Russell 3000 Index, an index that measures the performance of the largest 3,000 companies in terms of market capitalization. For purposes of calculating total return, dividends declared by any company in the Russell 1000 Growth Index are reinvested on the ex-dividend date. The Russell 1000 Growth Index is unmanaged.

                                   APPENDIX

DESCRIPTION OF BOND RATINGS

  Corporate Bonds: Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Bonds rated AA by Standard & Poor's are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

  Bonds rated A by Standard & Poor's, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

  The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

  Moody's Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated Caa by Moody's are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody's to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody's bond ratings, are regarded by Moody's as having extremely poor prospects.

  Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  A bond rated BB, B, CCC, and CC by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

  Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

  Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements;
(ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating,
(iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

                         [LOGO OF PACIFIC SELECT FUND]

                              PACIFIC SELECT FUND

           INVESTMENT ADVISER            Pacific Investment Management Company
     Pacific Life Insurance Company       840 Newport Center Drive, Suite 360
        700 Newport Center Drive            Newport Beach, California 92660
          Post Office Box 9000
    Newport Beach, California 92660       Morgan Stanley Asset Management Inc.
                                              1221 Avenue of the Americas
           PORTFOLIO MANAGERS                   New York, New York 10020
         Bankers Trust Company
           130 Liberty Street                         DISTRIBUTOR
        New York, New York 10006           Pacific Mutual Distributors, Inc.
                                                  Member: NASD & SIPC
     Blairlogie Capital Management              700 Newport Center Drive
               4th Floor                             P.O. Box 9000
           125 Princes Street               Newport Beach, California 92660
      Edinburgh EH2 4AD, Scotland

                                                       CUSTODIAN
     Capital Guardian Trust Company        Investors Fiduciary Trust Company
         333 South Hope Street                      801 Pennsylvania
     Los Angeles, California 90071            Kansas City, Missouri 64105


    Alliance Capital Management L.P.                    AUDITORS
      1345 Avenue of the Americas                Deloitte & Touche LLP
        New York, New York 10105                 695 Town Center Drive
                                                       Suite 1200
     Goldman Sachs Asset Management           Costa Mesa, California 92626
           One New York Plaza
       New York, New York, 10004                        COUNSEL
                                                 Dechert Price & Rhoads
       Janus Capital Corporation                 1775 Eye Street, N.W.
          100 Fillmore Street                 Washington, D.C. 20006-2401
      Denver, Colorado 80206-4928

 J.P. Morgan Investment Management Inc.
            522 Fifth Avenue
        New York, New York 10036

Prospectus dated May 1, 1998



FORM NO. 15-15756-12

                                                     PACIFIC SELECT FUND
 [LOGO OF PACIFIC SELECT FUND]
                                                   700 NEWPORT CENTER DRIVE
                                                   NEWPORT BEACH, CA 92660



  Pacific Select Fund (the "Fund") is a mutual fund that currently offers separate portfolios (each a "Portfolio"). This Prospectus describes thirteen Portfolios of the Fund. The Portfolios serve as the investment medium for variable life insurance policies and variable annuity contracts (the "Variable Contracts") issued or administered by Pacific Life Insurance Company ("Pacific Life" or the "Adviser", formerly known as Pacific Mutual Life Insurance Company). You can instruct Pacific Life to allocate cash value under your Variable Contract to investment options funded by an account known as a "Separate Account," which invests in the Portfolios. Your allocation rights are described in the accompanying Prospectus for the Separate Account.

  The thirteen Portfolios of the Fund are as follows:

      The Money Market Portfolio*             The Multi-Strategy
          The High Yield Bond                      Portfolio
               Portfolio                     The Equity Portfolio
       The Managed Bond Portfolio             The Bond and Income
       The Government Securities                   Portfolio
               Portfolio                  The Equity Index Portfolio
         The Aggressive Equity                 The International
               Portfolio                           Portfolio
        The Growth LT Portfolio              The Emerging Markets
      The Equity Income Portfolio                  Portfolio

  This Prospectus contains information about the investment objective and policies of each Portfolio and related information. You should carefully consider a Portfolio's investment objective and policies and potential risks before investing.

  THE FUND'S SHARES INVOLVE INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL, AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE FUND'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information ("SAI"), dated May 1, 1998, containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and may be obtained by writing to the Fund at the address printed above or calling the Fund at (800) 800-7681. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.

--------

* Investment in the Money Market Portfolio (or in any other Portfolio) is neither insured nor guaranteed by the U.S. Government.


                               ----------------
   THIS  PROSPECTUS SHOULD BE  READ IN CONJUNCTION  WITH THE PROSPECTUS  OF
       THE SEPARATE  ACCOUNT, WHICH  ACCOMPANIES THIS  PROSPECTUS. BOTH
           PROSPECTUSES SHOULD BE  READ CAREFULLY  AND RETAINED FOR
              FUTURE REFERENCE.

                               ----------------
 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION NOR HAS  THE COMMISSION PASSED UPON THE ACCURACY
     OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO  THE CONTRARY
       IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUND'S PORTFOLIOS AT A GLANCE..........................................   1
CONDENSED FINANCIAL INFORMATION............................................   1
THE PORTFOLIOS: INVESTMENT OBJECTIVES AND POLICIES.........................   4
  General..................................................................   4
  Money Market Portfolio...................................................   4
  High Yield Bond Portfolio................................................   5
  Managed Bond Portfolio...................................................   6
  Government Securities Portfolio..........................................   7
  Aggressive Equity Portfolio..............................................   8
  Growth LT Portfolio......................................................   8
  Equity Income Portfolio..................................................   9
  Multi-Strategy Portfolio.................................................  10
  Equity Portfolio.........................................................  11
  Bond and Income Portfolio................................................  12
  Equity Index Portfolio...................................................  13
  International Portfolio..................................................  14
  Emerging Markets Portfolio...............................................  15
  All Portfolios: Diversification and Changes in Policies..................  16
SECURITIES AND INVESTMENT TECHNIQUES.......................................  17
  Derivatives..............................................................  17
  Mortgage-Related Securities..............................................  17
  High Yield Bonds.........................................................  19
  Variable and Floating Rate Securities....................................  20
  Small Capitalization Stocks..............................................  20
  Borrowing................................................................  20
  Illiquid and Restricted Securities.......................................  21
  Precious Metals-Related Securities.......................................  21
  Foreign Securities.......................................................  21
  Forward Foreign Currency Contracts.......................................  22
  Options..................................................................  23
  Foreign Currency Options.................................................  23
  Swap Agreements and Options on Swap Agreements...........................  24
  Spread Transactions......................................................  25
  Futures Contracts and Futures Options....................................  25
ORGANIZATION AND MANAGEMENT OF THE FUND....................................  26
MORE ON THE FUND'S SHARES..................................................  33
OTHER INFORMATION ABOUT THE FUND...........................................  35
TOTAL RETURN...............................................................  37
  Prior Performance of A Comparable Fund Managed by Alliance Capital.......  38
  Prior Performance of Comparable Accounts Managed by Goldman Sachs........  39
APPENDIX...................................................................  41
  Description of Bond Ratings..............................................  41

                       THE FUND'S PORTFOLIOS AT A GLANCE

  A summary of the highlights of Pacific Select Fund's Portfolios appears below. THIS CHART IS ONLY A SUMMARY. YOU SHOULD ALSO READ THE COMPLETE DESCRIPTIONS OF EACH PORTFOLIO'S INVESTMENT OBJECTIVES AND POLICIES, WHICH BEGINS ON PAGE 4, AND RELATED INFORMATION. Pacific Life as investment adviser to the Fund has retained other investment advisory firms as Portfolio Managers for eleven of the Portfolios of the Fund.

                                                        PRIMARY INVESTMENTS
    PORTFOLIO                OBJECTIVE              (UNDER NORMAL CIRCUMSTANCES)         PORTFOLIO MANAGER
------------------------------------------------------------------------------------------------------------------
 Money Market     Current income consistent         Highest quality money         Pacific Life
                  with preservation of capital      market instruments
------------------------------------------------------------------------------------------------------------------
 High Yield Bond  High level of current income      Intermediate and long-        Pacific Life
                                                    term, high-yielding,
                                                    lower and medium quality
                                                    (high risk) fixed-income
                                                    securities
------------------------------------------------------------------------------------------------------------------
 Managed Bond     Maximize total return             Investment grade              Pacific Investment
                  consistent with prudent           marketable debt               Management Company
                  investment management             securities. Will
                                                    normally maintain an
                                                    average portfolio
                                                    duration of 3-7 years
------------------------------------------------------------------------------------------------------------------
 Government       Maximize total return             U.S. Government               Pacific Investment
  Securities      consistent with prudent           securities including          Management Company
                  investment management             futures and options
                                                    thereon and high-grade
                                                    corporate debt
                                                    securities. Will
                                                    normally maintain an
                                                    average portfolio
                                                    duration of 3-7 years
------------------------------------------------------------------------------------------------------------------
 Aggressive       Capital appreciation              Common stock of small         Alliance Capital Management L.P.
  Equity                                            emerging growth and
                                                    medium capitalization
                                                    companies
------------------------------------------------------------------------------------------------------------------
 Growth LT        Long-term growth of capital       Common stock                  Janus Capital Corporation
                  consistent with the
                  preservation of capital
------------------------------------------------------------------------------------------------------------------
 Equity Income    Long-term growth of capital       Dividend paying common        J.P. Morgan Investment
                  and income                        stock                         Management Inc.
------------------------------------------------------------------------------------------------------------------
 Multi-Strategy   High total return                 Equity and fixed income       J.P. Morgan Investment
                                                    securities                    Management Inc.
------------------------------------------------------------------------------------------------------------------
 Equity           Capital appreciation              Common stocks and             Goldman Sachs
                                                    securities convertible        Asset Management
                                                    into or exchangeable for
                                                    common stocks
------------------------------------------------------------------------------------------------------------------
 Bond and         Provide total return and          Investment grade debt         Goldman Sachs
  Income          income consistent with prudent    securities. Will              Asset Management
                  investment management             normally maintain an
                                                    average portfolio
                                                    duration within one-half
                                                    year of a long term bond
                                                    index
------------------------------------------------------------------------------------------------------------------
 Equity Index     Provide investment results that   Stocks included in the        Bankers Trust Company
                  correspond to the total return    S&P 500
                  performance of common stocks
                  publicly traded in the U.S.
------------------------------------------------------------------------------------------------------------------
 International    Long-term capital                 Equity securities of          Morgan Stanley Asset
                  appreciation                      corporations domiciled        Management Inc.
                                                    outside the United
                                                    States
------------------------------------------------------------------------------------------------------------------
 Emerging Markets Long-term growth of capital       Common stocks of              Blairlogie Capital Management
                                                    companies domiciled in
                                                    emerging market
                                                    countries
------------------------------------------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION

  The following tables present condensed financial information about each Portfolio of the Fund. The tables present historical information based upon a single share outstanding through each fiscal year. The information in the tables for the years 1993 through 1997 is included and can be read in conjunction with the Fund's financial statements, which are in the Fund's Annual Report dated as of December 31, 1997. These financial statements have been audited by Deloitte & Touche LLP, independent auditors, except for information with respect to the Equity Portfolio and Bond and Income Portfolio for years prior to 1994, which was audited by other independent auditors. The Annual Report, which is available without charge, contains more information about the Fund's performance.

                              FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                   INVESTMENT ACTIVITIES           DISTRIBUTIONS                         RATIOS/SUPPLEMENTAL DATA
               ---------------------------- -------------------------- -------------------------------------------------------------
                                                                                                               RATIO
                                                                                                              OF NET           AVER-
                        NET                                                                                   INVEST-          AGE
        NET           REALIZED              DIVIDENDS                                                          MENT            COM-
       ASSET            AND                  (FROM                      NET                NET      RATIO OF  INCOME  PORT-   MIS-
       VALUE,   NET   UNREALIZED   TOTAL       NET                     ASSET              ASSETS,   EXPENSES    TO    FOLIO   SIONS
YEAR   BEGIN-  INVEST-  GAIN       FROM      INVEST-  FROM     TOTAL   VALUE,             END OF   TO AVERAGE AVERAGE TURN-   PAID
ENDED  NING OF  MENT  (LOSS) ON  INVESTMENT   MENT   CAPITAL  DISTRI-  END OF    TOTAL   PERIOD (IN   NET      NET    OVER    PER
12/31  PERIOD  INCOME SECURITIES OPERATIONS  INCOME)  GAINS   BUTION   PERIOD  RETURN(7) THOUSANDS) ASSETS    ASSETS  RATE    SHARE
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

1997   $10.04  $ 0.51   $ 0.01     $ 0.52     $0.50   $0.00    $0.50   $10.06    5.28%   $451,505    0.44%     5.17%   N/A     N/A
1996    10.02    0.47     0.02       0.49      0.47    0.00     0.47    10.04    5.07%    322,193    0.50%     4.93%   N/A     N/A
1995    10.03    0.54     0.00       0.54      0.55    0.00     0.55    10.02    5.54%     95,949    0.53%     5.41%   N/A     N/A
1994     9.99    0.33     0.04       0.37      0.33    0.00     0.33    10.03    3.76%     94,150    0.64%     3.94%   N/A     N/A
1993     9.96    0.23     0.03       0.26      0.23    0.00     0.23     9.99    2.58%     33,910    0.65%     2.56%   N/A     N/A
1992     9.94    0.29     0.02       0.31      0.29    0.00     0.29     9.96    3.22%     23,905    0.65%     3.13%   N/A     N/A
1991     9.94    0.56     0.00       0.56      0.56    0.00     0.56     9.94    5.74%     14,502    0.65%     5.53%   N/A     N/A
1990     9.82    0.79    (0.03)      0.76      0.64    0.00     0.64     9.94    7.92%     15,401    0.65%     7.57%   N/A     N/A
1989     9.81    0.82     0.01       0.83      0.82    0.00     0.82     9.82    8.73%      4,252    1.00%     8.38%   N/A     N/A
1988(1) 10.00    0.58    (0.01)      0.57      0.76    0.00     0.76     9.81    5.85%      3,913    1.65%*    6.04%*  N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------

HIGH YIELD BOND PORTFOLIO

1997   $ 9.94  $ 0.78   $ 0.12     $ 0.90     $0.77   $0.09   $ 0.86   $ 9.98    9.44%   $311,125    0.65%     7.89%  103.19%  N/A
1996     9.79    0.79     0.25       1.04      0.79    0.10     0.89     9.94   11.31%    184,744    0.71%     8.28%  120.06%  N/A
1995     8.91    0.76     0.88       1.64      0.76    0.00     0.76     9.79   18.87%     84,425    0.77%     8.51%  127.31%  N/A
1994     9.67    0.73    (0.70)      0.03      0.73    0.06     0.79     8.91    0.42%     25,338    0.88%     8.13%  141.86%  N/A
1993     9.24    0.86     0.77       1.63      0.86    0.34     1.20     9.67   18.01%     16,017    0.75%     8.37%  185.83%  N/A
1992     8.54    0.87     0.69       1.56      0.86    0.00     0.86     9.24   18.72%     14,152    0.75%     9.46%  186.23%  N/A
1991     7.84    0.91     0.95       1.86      0.91    0.25     1.16     8.54   24.58%     10,356    0.75%    10.77%  149.20%  N/A
1990     8.90    1.04    (1.01)      0.03      1.04    0.05     1.09     7.84    0.38%      8,288    0.75%    12.02%   69.59%  N/A
1989     9.72    1.20    (0.79)      0.41      1.23    0.00     1.23     8.90    4.16%      8,208    0.95%    12.48%  121.76%  N/A
1988(1) 10.00    1.07    (0.26)      0.81      0.99    0.10     1.09     9.72    8.30%      7,871    1.65%*   10.63%*  69.14%  N/A
------------------------------------------------------------------------------------------------------------------------------------

MANAGED BOND PORTFOLIO

1997   $10.75  $ 0.59   $ 0.44     $ 1.03     $0.60   $0.04   $ 0.64   $11.14    9.92%   $468,575    0.66%     5.72%  230.87%  N/A
1996    11.10    0.59    (0.15)      0.44      0.57    0.22     0.79    10.75    4.25%    260,270    0.71%     5.71%  386.16%  N/A
1995     9.90    0.65     1.19       1.84      0.64    0.00     0.64    11.10   19.04%    126,992    0.76%     6.04%  191.39%  N/A
1994    10.89    0.50    (0.98)     (0.48)     0.50    0.01     0.51     9.90  (4.36)%     53,219    0.84%     5.04%  127.95%  N/A
1993    10.62    0.52     0.70       1.22      0.52    0.43     0.95    10.89   11.63%     43,116    0.75%     4.74%  163.11%  N/A
1992    10.79    0.68     0.23       0.91      0.67    0.41     1.08    10.62    8.68%     26,406    0.75%     6.39%   89.55%  N/A
1991    10.35    0.82     0.88       1.70      0.82    0.44     1.26    10.79   17.03%     16,645    0.75%     7.74%   80.96%  N/A
1990    10.43    0.85    (0.01)      0.84      0.85    0.07     0.92    10.35    8.52%     12,412    0.75%     8.32%   68.79%  N/A
1989     9.99    0.86     0.56       1.42      0.86    0.12     0.98    10.43   14.74%     11,371    0.91%     8.36%  115.89%  N/A
1988(1) 10.00    0.68     0.03       0.71      0.62    0.10     0.72     9.99    7.11%      9,031    1.69%*    6.76%* 209.49%  N/A
------------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT SECURITIES PORTFOLIO

1997   $10.38  $ 0.53   $ 0.42     $ 0.95     $0.55   $0.00    $0.55   $10.78    9.48%   $129,900    0.66%     5.39%  203.01%  N/A
1996    10.84    0.56    (0.27)      0.29      0.53    0.22     0.75    10.38    2.94%     97,542    0.72%     5.33%  307.13%  N/A
1995     9.64    0.58     1.19       1.77      0.57    0.00     0.57    10.84   18.81%     59,767    0.82%     5.58%  298.81%  N/A
1994    10.64    0.44    (0.99)     (0.55)     0.44    0.01     0.45     9.64  (5.10)%     21,489    0.88%     4.29%  232.99%  N/A
1993    10.48    0.34     0.78       1.12      0.34    0.62     0.96    10.64   10.79%     23,584    0.75%     3.15%  402.37%  N/A
1992    10.55    0.51     0.27       0.78      0.51    0.34     0.85    10.48    7.52%     17,701    0.75%     4.95%  212.31%  N/A
1991    10.07    0.69     0.93       1.62      0.71    0.43     1.14    10.55   16.67%     10,841    0.75%     6.90%  110.74%  N/A
1990    10.22    0.79    (0.02)      0.77      0.78    0.14     0.92    10.07    8.01%      7,469    0.75%     7.87%   45.99%  N/A
1989     9.82    0.84     0.56       1.40      0.84    0.16     1.00    10.22   14.61%      6,428    0.98%     8.22%  151.10%  N/A
1988(1) 10.00    0.65     0.01       0.66      0.65    0.19     0.84     9.82    6.65%      5,523    1.77%*    6.42%* 284.30%  N/A
------------------------------------------------------------------------------------------------------------------------------------

AGGRESSIVE EQUITY PORTFOLIO (11)

1997   $10.78  $(0.01)  $ 0.41     $ 0.40     $0.00   $0.00    $0.00   $11.18    3.78%   $122,752    0.86%    (0.13)% 189.21% $0.054
1996(8) 10.00    0.01     0.78       0.79      0.01    0.00     0.01    10.78    7.86%     49,849    1.02%*   (0.11)%* 79.86%  0.051
------------------------------------------------------------------------------------------------------------------------------------

GROWTH LT PORTFOLIO

1997    $16.50  $ 0.16  $ 1.51     $ 1.67     $0.09   $0.77    $0.86   $17.31   10.96%   $677,147    0.82%      0.52% 145.17% $0.046
1996     14.12    0.14    2.37       2.51      0.13    0.00     0.13    16.50   17.87%    438,154    0.87%      0.74% 147.02%  0.045
1995     11.11    0.10    3.96       4.06      0.10    0.95     1.05    14.12   36.75%    200,785    0.94%      0.90% 165.83%  0.052
1994(3)  10.00    0.10    1.21       1.31      0.12    0.08     0.20    11.11   13.25%     49,374    1.08%*     1.32%*257.20%  N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                        (continued on next page)

------------------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT ACTIVITIES                                DISTRIBUTIONS
                                       -------------------------------------     ---------------------------------------------------
                                                       NET
                           NET                     REALIZED AND     TOTAL         DIVIDENDS
                        ASSET VALUE,       NET      UNREALIZED      FROM          (FROM NET       FROM        RETURN
YEAR ENDED              BEGINNING OF   INVESTMENT   GAIN (LOSS)  INVESTMENT      INVESTMENT      CAPITAL        OF          TOTAL
12/31                     PERIOD         INCOME    ON SECURITIES  OPERATIONS       INCOME)        GAINS       CAPITAL   DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------
 EQUITY INCOME PORTFOLIO(2)(5)
 1997                    $20.45          $0.20        $ 5.35        $ 5.55           $0.20         $1.33        $0.00      $1.53
 1996                     18.21           0.24          3.15          3.39            0.24          0.91         0.00       1.15
 1995                     14.05           0.26          4.16          4.42            0.26          0.00         0.00       0.26
 1994                     15.52           0.20         (0.25)        (0.05)           0.20          1.22         0.00       1.42
 1993                     15.11           0.26          0.98          1.24            0.26          0.57         0.00       0.83
 1992                     14.74           0.19          0.59          0.78            0.19          0.22         0.00       0.41
 1991                     11.64           0.32          3.28          3.60            0.32          0.18         0.00       0.50
 1990                     13.11           0.32         (1.30)        (0.98)           0.32          0.17         0.00       0.49
 1989                     10.68           0.17          2.94          3.11            0.30          0.38         0.00       0.68
 1988(1)                  10.00           0.12          0.70          0.82            0.12          0.02         0.00       0.14
------------------------------------------------------------------------------------------------------------------------------------
 MULTI-STRATEGY PORTFOLIO(2)(5)
 1997                    $14.75          $0.50        $ 2.23        $ 2.73           $0.50         $0.80        $0.00      $1.30
 1996                     14.20           0.48          1.20          1.68            0.48          0.65         0.00       1.13
 1995                     11.73           0.45          2.47          2.92            0.45          0.00         0.00       0.45
 1994                     12.66           0.32         (0.51)        (0.19)           0.32          0.42         0.00       0.74
 1993                     12.18           0.35          0.77          1.12            0.35          0.29         0.00       0.64
 1992                     11.99           0.37          0.27          0.64            0.37          0.08         0.00       0.45
 1991                     10.14           0.46          1.93          2.39            0.45          0.09         0.00       0.54
 1990                     10.84           0.51         (0.66)        (0.15)           0.48          0.07         0.00       0.55
 1989                     10.35           0.57          1.82          2.39            0.59          1.31         0.00       1.90
 1988(1)                  10.00           0.34          0.34          0.68            0.32          0.01         0.00       0.33
------------------------------------------------------------------------------------------------------------------------------------
 EQUITY PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE FUND)(12)
 1997                    $21.07          $0.14        $ 3.58        $ 3.72           $0.13         $0.77        $0.00      $0.90
 1996                     17.52           0.02          4.71          4.73            0.02          1.16         0.00       1.18
 1995                     14.20           0.05          3.33          3.38            0.06          0.00         0.00       0.06
 1994                     14.94           0.32         (0.74)        (0.42)           0.32          0.00         0.00       0.32
 1993                     14.39           0.22          1.90          2.12            0.22          0.81         0.54       1.57
 1992                     14.83           0.19          0.49          0.68            0.19          0.93         0.00       1.12
 1991                     11.71           0.33          3.12          3.45            0.33          0.00         0.00       0.33
 1990                     12.59           0.56         (0.88)        (0.32)           0.56          0.00         0.00       0.56
 1989                     10.37           0.82          2.23          3.05            0.83          0.00         0.00       0.83
 1988                     10.23           0.56          0.14          0.70            0.56          0.00         0.00       0.56
 -----------------------------------------------------------------------------------------------------------------------------------
 BOND AND INCOME PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE FUND)(12)
 1997                    $12.05          $0.80        $ 1.05        $ 1.85           $0.76         $0.17        $0.00      $0.93
 1996                     13.02           0.79         (0.94)        (0.15)           0.79          0.03         0.00       0.82
 1995                     10.42           0.82          2.59          3.41            0.81          0.00         0.00       0.81
 1994                     13.05           0.83         (1.87)        (1.04)           0.83          0.53         0.23       1.59
 1993                     11.70           0.87          1.35          2.22            0.87(9)       0.00         0.00       0.87
 1992                     11.69           0.89          0.01          0.90            0.89          0.00         0.00       0.89
 1991                     10.27           0.93          1.42          2.35            0.93          0.00         0.00       0.93
 1990                     10.93           0.97         (0.66)         0.31            0.97          0.00         0.00       0.97
 1989                     10.40           1.00          0.69          1.69            1.00          0.16         0.00       1.16
 1988                     10.75           1.01         (0.35)         0.66            1.01          0.00         0.00       1.01
 -----------------------------------------------------------------------------------------------------------------------------------
 EQUITY INDEX PORTFOLIO(2)
 1997                    $20.42          $0.37        $ 6.13        $ 6.50           $0.37         $0.84        $0.00      $1.21
 1996                     17.45           0.37          3.42          3.79            0.37          0.45         0.00       0.82
 1995                     13.02           0.34          4.43          4.77            0.34          0.00         0.00       0.34
 1994                     13.24           0.30         (0.18)         0.12            0.30          0.04         0.00       0.34
 1993                     12.43           0.29          0.86          1.15            0.29          0.05         0.00       0.34
 1992                     11.98           0.29          0.53          0.82            0.29          0.08         0.00       0.37
 1991(4)                  10.00           0.30          2.16          2.46            0.30          0.18         0.00       0.48
 ----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL PORTFOLIO(2)(6)
 1997                    $15.40          $0.41        $ 1.00        $ 1.41           $0.29         $0.31        $0.00      $0.60
 1996                     12.93           0.28          2.54          2.82            0.23          0.12         0.00       0.35
 1995                     11.94           0.33          0.91          1.24            0.25          0.00         0.00       0.25
 1994                     12.09           0.07          0.30          0.37            0.07          0.45         0.00       0.52
 1993                      9.38           0.09          2.73          2.82            0.11(10)      0.00         0.00       0.11
 1992                     10.59           0.15         (1.19)        (1.04)           0.17          0.00         0.00       0.17
 1991                      9.72           0.13          0.94          1.07            0.17          0.03         0.00       0.20
 1990                     12.44           0.16         (1.84)        (1.68)           0.16          0.88         0.00       1.04
 1989                     11.29           0.02          2.30          2.32            0.06          1.11         0.00       1.17
 1988(1)                  10.00           0.09          1.66          1.75            0.06          0.40         0.00       0.46
 -----------------------------------------------------------------------------------------------------------------------------------
 EMERGING MARKETS PORTFOLIO
 1997                    $ 9.68          $0.06        $(0.22)       $(0.16)          $0.05         $0.00        $0.00      $0.05
 1996(8)                  10.00          (0.02)        (0.30)        (0.32)           0.00          0.00         0.00       0.00
 -----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        RATIOS/SUPPLEMENTAL DATA
                        -----------------------------------------------------------------------------------------
                                                                             RATIO OF
                                                                               NET
                        NET ASSET               NET ASSETS,     RATIO OF    INVESTMENT                 AVERAGE
                         VALUE,                   END OF      EXPENSES TO    INCOME TO    PORTFOLIO  COMMISSIONS
YEAR ENDED               END OF     TOTAL         PERIOD      AVERAGE NET     AVERAGE     TURNOVER    PAID PER
12/31                    PERIOD    RETURN (7) (IN THOUSANDS)     ASSETS     NET ASSETS      RATE        SHARE
------------------------------------------------------------------------------------------------------------------------------------
 EQUITY INCOME PORTFOLIO(2)(5)
 1997                     $24.47     28.60%       $806,112        0.70%         0.91%      105.93%      $0.045
 1996                      20.45     19.43%        429,262        0.75%         1.31%       94.95%       0.048
 1995                      18.21     31.66%        206,653        0.83%         1.59%       86.47%       0.048
 1994                      14.05    (0.28)%         75,083        0.94%         1.39%      134.57%         N/A
 1993                      15.52      8.29%         33,356        0.75%         1.74%       27.67%         N/A
 1992                      15.11      5.36%         22,021        0.75%         1.39%       18.52%         N/A
 1991                      14.74     31.42%         12,117        0.76%         2.49%       17.43%         N/A
 1990                      11.64    (7.54)%          5,974        0.75%         2.67%       17.63%         N/A
 1989                      13.11     29.22%          5,449        1.02%         2.52%       24.89%         N/A
 1988(1)                   10.68      8.25%          3,292        2.45%*        1.21%*       8.15%         N/A
------------------------------------------------------------------------------------------------------------------------------------
 MULTI-STRATEGY PORTFOLIO(2)(5)
 1997                     $16.18     19.62%       $367,128        0.71%         3.25%       71.89%      $0.045
 1996                      14.75     12.56%        225,619        0.78%         3.37%      132.94%       0.048
 1995                      14.20     25.25%        134,501        0.84%         3.49%      176.45%       0.048
 1994                      11.73    (1.50)%         79,147        0.94%         2.78%      187.40%         N/A
 1993                      12.66      9.25%         41,448        0.75%         3.01%       27.87%         N/A
 1992                      12.18      5.57%         19,931        0.75%         3.36%       16.52%         N/A
 1991                      11.99     24.03%         10,454        0.75%         4.30%       11.24%         N/A
 1990                      10.14    (1.47)%          4,559        0.75%         4.77%       26.04%         N/A
 1989                      10.84     23.42%          3,120        1.10%         4.38%       19.67%         N/A
 1988(1)                   10.35      6.85%          4,111        2.20%*        3.33%*      22.30%         N/A
------------------------------------------------------------------------------------------------------------------------------------
 EQUITY PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE FUND)(12)
 1997                     $23.89     18.18%       $318,143        0.70%         0.59%      159.88%      $0.060
 1996                      21.07     28.03%        207,897        0.74%         0.05%       90.98%       0.060
 1995                      17.52     23.80%        108,136        0.80%         0.27%      226.45%       0.060
 1994                      14.20    (2.87)%         73,125        0.96%         2.19%      178.63%         N/A
 1993                      14.94     16.06%         84,791        0.93%         1.52%      229.77%         N/A
 1992                      14.39      6.30%         81,902        0.93%         1.30%      242.37%         N/A
 1991                      14.83     29.77%        107,366        0.91%         2.52%      449.75%         N/A
 1990                      11.71    (2.55)%        178,191        0.86%         4.63%      541.61%         N/A
 1989                      12.59     30.12%        239,478        0.74%         7.01%      621.45%         N/A
 1988                      10.37      7.19%        233,020        0.69%         5.41%      402.26%         N/A
 -----------------------------------------------------------------------------------------------------------------------------------
 BOND AND INCOME PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE FUND)(12)
 1997                     $12.97     16.32%       $112,507        0.66%         6.62%       15.32%         N/A
 1996                      12.05    (0.80)%         81,810        0.71%         6.74%       26.50%         N/A
 1995                      13.02     33.71%         56,853        0.80%         6.93%       51.84%         N/A
 1994                      10.42    (8.36)%         34,078        0.93%         7.25%       31.97%         N/A
 1993                      13.05     19.39%         43,223        0.84%         6.86%       41.92%         N/A
 1992                      11.70      8.09%         42,731        0.85%         7.67%       21.99%         N/A
 1991                      11.69     24.32%         59,323        0.78%         8.70%      131.40%         N/A
 1990                      10.27      3.27%        107,921        0.73%         9.35%       43.52%         N/A
 1989                      10.93     17.04%        146,310        0.61%         9.30%      108.64%         N/A
 1988                      10.40      6.37%        161,208        0.61%        10.05%       50.49%         N/A
 ---------------------------------------------------------------------------------------------------------------------------------
 EQUITY INDEX PORTFOLIO(2)
 1997                     $25.71     32.96%       $874,136        0.23%         1.61%        2.58%      $0.022
 1996                      20.42     22.36%        393,412        0.31%         2.05%       20.28%       0.024
 1995                      17.45     36.92%        137,519        0.42%         2.26%        7.52%       0.026
 1994                      13.02      1.05%         40,612        0.51%         2.37%        2.02%         N/A
 1993                      13.24      9.38%         33,836        0.50%         2.34%        1.15%         N/A
 1992                      12.43      6.95%         23,030        0.50%         2.53%        3.52%         N/A
 1991(4)                   11.98     24.88%         15,205        0.50%*        3.03%*       4.26%         N/A
 ----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL PORTFOLIO(2)(6)
 1997                     $16.21      9.28%       $764,036        1.02%         1.81%       84.34%      $0.004
 1996                      15.40     21.89%        454,019        1.07%         2.28%       20.87%       0.001
 1995                      12.93     10.56%        182,199        1.12%         1.87%       16.07%       0.018
 1994                      11.94      3.01%         75,971        1.22%         1.28%       52.22%         N/A
 1993                      12.09     30.02%         30,574        1.04%         0.92%       46.48%         N/A
 1992                       9.38    (9.78)%         19,402        1.05%         1.43%       38.99%         N/A
 1991                      10.59     10.92%         18,239        1.04%         1.19%       69.71%         N/A
 1990                       9.72   (13.48)%         14,266        1.05%         1.48%       69.24%         N/A
 1989                      12.44     20.51%         15,735        1.20%         0.14%       94.35%         N/A
 1988(1)                   11.29     17.69%         13,980        1.69%*        0.84%*      62.48%         N/A
 ---------------------------------------------------------------------------------------------------------------------------------
 EMERGING MARKETS PORTFOLIO
 1997                     $ 9.47    (1.69)%       $ 99,425        1.46%         0.80%       69.60%      $0.002
 1996(8)                    9.68    (3.23)%        44,083         2.18%*      (0.11)%*      47.63%       0.001
 ---------------------------------------------------------------------------------------------------------------------------------

                                                        (continued on next page)

--------
 (1) Information is for the period from January 4, 1988 (commencement of operations) to December 31, 1988.

 (2) The ratios of expenses to average net assets for the years prior to 1994 have been restated for comparative purposes to reflect expenses exclusive of foreign taxes on dividends which are reflected as a component of dividend income.

 (3) Information is for the period from January 4, 1994 (commencement of operations) to December 31, 1994.

 (4) Information is for the period from January 30, 1991 (commencement of operations) to December 31, 1991.

 (5) J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income and Multi-Strategy Portfolios on January 1, 1994. Prior to January 1, 1994, a different firm served as Portfolio Manager.

 (6) Morgan Stanley began serving as Portfolio Manager to the International Portfolio on June 1, 1997. Prior to June 1, 1997, different firms served as Portfolio Manager.

 (7) Total return includes reinvestment of dividends and distributions. Total return does not include deductions at the separate account or contract level for fees and charges that may be incurred under a variable contract.

 (8) Information is for the period from April 1, 1996 (commencement of operations) to December 31, 1996.

 (9) Including dividend in excess of $0.01 of net investment income.

(10) Including dividend in excess of $0.02 of net investment income.

(11) Alliance Capital Management L.P. began serving as Portfolio Manager to the Aggressive Equity Portfolio on May 1, 1998. Prior to May 1, 1998, a different firm served as Portfolio Manager.

(12) Goldman Sachs Asset Management began serving as Portfolio Manager to the Equity and Bond and Income Portfolios on May 1, 1998. Prior to May 1, 1998, a different firm served as Portfolio Manager.

  * Ratios are annualized.

              THE PORTFOLIOS: INVESTMENT OBJECTIVES AND POLICIES

GENERAL

  Each Portfolio of the Fund has its own investment objective and investment policies which are described below. There can be no assurance that any Portfolio will achieve its investment objective. YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVE, INVESTMENT POLICIES, AND POTENTIAL RISKS OF ANY PORTFOLIO BEFORE INVESTING. YOU SHOULD ALSO CAREFULLY CONSIDER AND CONSULT YOUR INVESTMENT PROFESSIONAL ON THE ALLOCATION OF YOUR INVESTMENT TO A PORTFOLIO OR PORTFOLIOS IN SEEKING YOUR FINANCIAL GOALS, AND CONSIDER THE APPROPRIATENESS OF ANY PORTFOLIO OR PORTFOLIOS AS A COMPLETE INVESTMENT PROGRAM. As with any security, a risk of loss is inherent in investment in the Fund's shares. Each Portfolio is subject to varying degrees of financial, market, and credit risks. Each Portfolio is subject to the risk of changing economic conditions.

  The different types of securities and investment techniques used by the individual Portfolios all have attendant risks of varying degrees. For example, for equity securities, there can be no assurance of capital appreciation and there is a substantial risk of market decline. For debt securities, there is a risk of market decline and there is the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by an instrument. In addition, because the value of debt instruments generally rises and falls inversely with interest rates, the longer the maturity of a debt security and the average portfolio duration of a Portfolio, the more volatile it can be in terms of changes in value. Both equity and debt securities can also be subject to general economic conditions, company and industry earnings prospects and investor psychology.

  Certain types of investments and investment techniques common to one or more Portfolios are described in greater detail, including the risks of each, in this Prospectus under "Securities and Investment Techniques" and in the SAI.

MONEY MARKET PORTFOLIO

  INVESTMENT OBJECTIVE. Current income consistent with preservation of capital.

  INVESTMENT POLICIES. The Portfolio invests at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of money market securities that are in the highest rating category for short term instruments, or, if not rated, are of equivalent quality. The Portfolio may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term debt obligations, or, if not rated, are of equivalent quality. Money market securities in which the Portfolio may invest may include: U.S. Government obligations; bank obligations; commercial paper; short-term corporate debt securities; savings and loan obligations; repurchase agreements involving these securities; and foreign securities--U.S. dollar denominated money market securities issued by foreign issuers and foreign branches of U.S. banks. The Portfolio may also lend its securities to brokers, dealers and other financial institutions to earn income.

  ELIGIBLE SECURITIES. The Portfolio may invest only in U.S. dollar denominated money market instruments that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees that conform to Securities and Exchange Commission ("SEC") rules for money market funds.

  The Money Market Portfolio's investments are limited to securities that mature in 13 months or less from the date of purchase (except that securities held subject to repurchase agreements having terms of 13 months or less from the date of delivery may mature in excess of 13 months from such date). It is anticipated that the dollar-weighted average portfolio maturity of the Portfolio will not exceed 90 days. The Portfolio is subject to diversification standards applicable to money market funds under SEC rules.

  Unlike many money market funds that are offered to the public, the Fund's Money Market Portfolio does not attempt to maintain a stable net asset value of $1.00 per share.

HIGH YIELD BOND PORTFOLIO

  INVESTMENT OBJECTIVE. High level of current income.

  INVESTMENT POLICIES. The Portfolio invests primarily in a diversified portfolio of intermediate and long-term, high-yielding, lower and medium quality ("high risk") fixed-income securities, including corporate bonds and notes, convertible securities and preferred stock. Such securities will be rated Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or BBB or lower by Standard & Poor's Rating Services ("S&P"), or, if not rated by Moody's or S&P, be of equivalent investment quality as determined by the Adviser. These debt securities include high yield bonds that are commonly referred to as "junk bonds."

  The convertible securities in which the Portfolio may invest include debt securities convertible into or exchangeable for equity securities. The Portfolio may also invest in: U.S. Government securities (including securities of U.S. agencies and instrumentalities); bank obligations; commercial paper; repurchase and reverse repurchase agreements involving these securities; foreign securities--U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks; dividend-paying common stocks (including up to 10% of the market value of the Portfolio's total assets in warrants to purchase common stocks) that are considered by Pacific Life to be consistent with the investment objective of current income; and higher-quality corporate bonds.

  The Portfolio will hold short-term cash reserves (money market instruments maturing in 13 months or less) as Pacific Life believes is advisable to maintain liquidity or for temporary defensive purposes. During times that Pacific Life believes that adoption of a temporary defensive position is desirable due to prevailing market or economic conditions, the Portfolio may invest to a greater degree in U.S. Government securities, higher-quality corporate securities, and money market securities.

  OTHER TECHNIQUES. In seeking higher income or a reduction in principal volatility, the Portfolio may purchase and sell put and call options on debt securities, purchase or sell interest rate futures contracts and options on interest rate futures contracts, and invest up to 5% of the Portfolio's total assets in spread transactions, which give the Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or yield spread in relationship to another security or index which is used as a benchmark. The Portfolio may also lend its securities to brokers, dealers, and other financial institutions to earn income. Certain of these techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

  HIGH YIELD BONDS. In general, debt securities rated lower than Baa by Moody's or BBB by S&P or of equivalent quality ("high yield bonds") are not considered to be investment grade, and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. See the Appendix for a description of Moody's and S&P ratings applicable to the fixed-income securities.

  In an effort to reduce credit risk, the Portfolio diversifies its holdings among many issuers. As of December 31, 1997, the Portfolio held securities of 136 corporate issuers, excluding short-term obligations. Based upon an average of the Portfolio's holdings at the end of each month in 1997, an average of approximately 71% of the Portfolio's holdings during 1997 were invested in bonds rated lower than Baa by Moody's or BBB by S&P or if unrated, determined to be of equivalent rating as determined by the Adviser. The asset composition after this time may or may not be the same as shown in 1997.

  VOLATILITY. Since shares of the Portfolio normally represent an investment primarily in securities with fluctuating market prices, an investor should understand that the value of the Portfolio's shares will vary as the aggregate value of the Portfolio's securities increases or decreases. Changes in the value of portfolio securities subsequent to their acquisition will normally not affect the Portfolio's income, but will be reflected in the net asset value of the Portfolio's shares. The Portfolio is intended for long-term investors who can accept the risks associated with investment in high yield securities.

MANAGED BOND PORTFOLIO

  INVESTMENT OBJECTIVE. Maximize total return consistent with prudent investment management.

  INVESTMENT POLICIES. The Portfolio will primarily invest in the following types of securities: obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies, and international agencies (such as the International Bank for Reconstruction and Development); and any of the following: high quality commercial paper; certificates of deposit; fixed time deposits and bankers' acceptances issued by domestic and foreign banks denominated in U.S. dollars; and repurchase and reverse repurchase agreements.

  The Portfolio, except as provided below, may invest only in securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, determined by the Portfolio Manager to be of comparable quality. The dollar-weighted average quality of all fixed-income securities held by the Portfolio will be A or higher as rated by Moody's and S&P. The Portfolio may also invest up to 10% of its assets in debt securities that are below investment grade, but rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, of equivalent quality. A security is generally of investment grade when rated in one of the top four categories of investment ratings as described by Moody's or S&P. In general, debt securities rated lower than Baa by Moody's or BBB by S&P or of equivalent quality ("high yield/high risk bonds") are not considered to be investment grade, and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of such securities, see "High Yield Bonds." In the event that a security owned by the Portfolio is downgraded to below a rating of B, the Portfolio may nonetheless retain the security. See the Appendix for a description of Moody's and S&P ratings applicable to fixed income securities. For the year ended December 31, 1997, the amount of the Portfolio's average total assets, measured on the basis of month-end values, invested in debt securities rated less than investment grade was approximately 4.77%.

  SELECTION OF SECURITIES. The Portfolio invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable debt securities. The proportion invested in each category of maturity can be expected to vary depending upon the evaluation of market patterns and trends by the Portfolio Manager. In selecting securities for the Portfolio, the Portfolio Manager will use economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics of maturity, type, and coupon rate may vary based on the Portfolio Manager's outlook for the economy, the financial markets, and other factors.

  DURATION. The Portfolio will invest in a portfolio of securities of varying maturities and, under normal circumstances, will maintain an average portfolio duration of 3 to 7 years. Duration is one of the fundamental tools used by the Portfolio Manager in security selection. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on debt securities; purchase and sell spread transactions; and enter into interest rate, interest rate index, and currency exchange rate swap agreements, and purchase and sell options thereon. In addition, the Portfolio may purchase or sell interest rate futures contracts and options on interest rate futures contracts. The Portfolio may also lend its securities to brokers, dealers, and other financial institutions to earn income, and borrow money for temporary administrative or emergency purposes. In addition, the Portfolio may invest up to 20% of its assets in debt securities of foreign issuers which may be denominated in foreign currencies. Furthermore, the Portfolio may engage in forward currency contracts, options on foreign currency contracts, and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

GOVERNMENT SECURITIES PORTFOLIO

  INVESTMENT OBJECTIVE. Maximize total return consistent with prudent investment management.

  INVESTMENT POLICIES. The Portfolio invests primarily in securities that are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities. Among the securities the Portfolio may purchase are mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, or the Federal National Mortgage Association.

  The Portfolio normally maintains at least 65% of its assets invested in U.S. Government securities (including futures contracts and options thereon and options relating to U.S. Government securities). The remainder of the Portfolio's assets may be invested in corporate debt securities of domestic issuers rated Aa or better by Moody's or AA or better by S&P, or, if not rated by Moody's or S&P, of comparable quality as determined by the Portfolio Manager, in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed bonds, and in cash or high quality money market instruments. The Portfolio may increase the amount of its assets invested in money market securities during times that the Portfolio Manager believes that adoption of a temporary defensive position is desirable due to prevailing market or economic conditions.

  DURATION. The Portfolio invests in securities of varying maturities and, under normal circumstances, intends to maintain an average portfolio duration of 3 to 7 years. A discussion of "duration" is provided above in the description of the Managed Bond Portfolio and in the SAI.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on U.S. Government securities and on other debt securities; purchase and sell spread transactions; and enter into interest rate, interest rate index, and currency exchange rate swap agreements, and purchase and sell options thereon. In addition, the Portfolio may purchase or sell interest rate futures contracts and options on interest rate futures contracts. The Portfolio also may make loans of portfolio securities (up to an aggregate of 25% of its total assets) and enter into reverse repurchase agreements. In addition, the Portfolio may invest up to 20% of its assets in debt securities of foreign issuers, which may be denominated in foreign currencies. Furthermore, the Portfolio may engage in forward currency contracts, options on forward currency contracts, and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

AGGRESSIVE EQUITY PORTFOLIO

  INVESTMENT OBJECTIVE. Capital appreciation. No consideration is given to income.

  INVESTMENT POLICIES. The Portfolio invests primarily in common stock and other equity-type securities of small emerging-growth and medium-capitalization companies. It may also invest in more well-established companies. Investments may include preferred stocks, convertible debt, and warrants. From time to time, the Portfolio may emphasize securities of companies in cyclical industries, securities believed to be undervalued, and companies in special situations. The Portfolio is intended for aggressive long-term investors seeking above-average gains who are willing to accept the greater risks associated with small-capitalization stocks. See "Small Capitalization Stocks" under "Securities and Investment Techniques."

  The Portfolio may also invest a portion of its assets in high-quality money market instruments. For temporary defensive purposes, the Portfolio may invest to a significant degree in U.S. Government securities, mortgage-related and other asset-backed securities, and in corporate fixed-income securities that are rated, at the time of acquisition, investment grade, or, if not rated, are determined by the Portfolio Manager to be of comparable quality.

  The Portfolio may invest in securities of foreign issuers, although the Portfolio may not acquire a security of a foreign issuer principally traded outside of the United States, if, at the time of such investment, more than 20% of the Portfolio's total assets would be invested in such foreign securities. For more information on the risks of investment in foreign securities, see "Foreign Securities."

  OTHER TECHNIQUES. For hedging purposes, the Portfolio may purchase put and call options on securities and securities indexes and may write covered call and secured put options. The Portfolio may purchase and sell stock index futures contracts and options thereon. The Portfolio may make secured loans of its portfolio securities to others with securities that constitute up to 25% of the Portfolio's total assets. To hedge against the risk of currency fluctuation associated with investment in foreign securities, the Portfolio may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or options on foreign currencies or foreign currency futures contracts and options thereon. These investment techniques and investment in securities of foreign issuers may involve a greater degree of risk than more conservative approaches.

GROWTH LT PORTFOLIO

  INVESTMENT OBJECTIVE. Long-term growth of capital in a manner consistent with the preservation of capital.

  INVESTMENT POLICIES. The Portfolio pursues its investment objective by investing in the common stock of a large number of issuers of any size. The Portfolio may invest in large, well-established companies, as well as smaller emerging growth companies. Small-to-medium size companies may suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. The Portfolio may invest in securities of both domestic and foreign issuers. The Portfolio is not designed as a short-term trading vehicle.

  STOCK SELECTION. The Portfolio invests substantially all of its assets in common stocks when the Portfolio Manager believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected in industries and companies that the Portfolio Manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Portfolio Manager's analysis and selection process focuses on earnings growth potential. In particular, the Portfolio intends to buy stocks with earnings growth potential that may not be recognized by the market. Securities are selected solely for their capital growth potential; investment income is not a consideration and any income realized on the Portfolio's investments will be incidental to its primary objective. These selection criteria apply equally to stocks of foreign issuers. In selecting foreign stocks, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for relative economic growth among countries, regions, or geographic areas may warrant greater consideration.

  OTHER INVESTMENTS. Although the Portfolio normally invests primarily in equity securities, it may increase its cash position when the Portfolio Manager is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, corporate bonds and debentures, high-grade commercial paper, warrants, preferred stocks, certificates of deposit, or other debt securities when the Portfolio Manager perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on idle cash. The Portfolio may also invest in money market funds, including those managed by Janus Capital Corporation as a means of receiving a return on idle cash, pursuant to an exemptive order received by Janus Capital Corporation from the SEC. The Portfolio may invest up to 10% of its assets, measured at the time of investment, in debt securities that are lower rated bonds, i.e., rated below investment grade by one of the primary rating agencies (or if not rated, deemed to be of comparable quality by the Portfolio Manager), but which may offer higher yields. When the Portfolio invests in fixed income securities, investment income will increase and may constitute a large portion of the return on the Portfolio, and the Portfolio probably would not participate in market advances or declines to the extent that it would if it remained fully invested in common stocks.

  The Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the United States. In addition, the Portfolio may purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other types of receipts of shares evidencing ownership of the underlying foreign securities. In pursuing its investment objective, the Portfolio may engage in the purchase and writing of put and call options on securities, stock indexes and foreign currencies. In addition, the Portfolio may purchase or sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may also engage in forward foreign currency contracts. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

EQUITY INCOME PORTFOLIO

  INVESTMENT OBJECTIVE. Long-term growth of capital and income.

  INVESTMENT POLICIES. The Portfolio seeks to achieve its objective consistent with reasonable investment risk. Ordinarily, the Portfolio pursues its investment objective by investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, nondividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in ADRs and in various foreign securities if U.S. exchange-listed.

  STOCK SELECTION. The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the large- and medium-sized companies primarily included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500" or the "Index"). The Portfolio is designed for investors who want an actively managed equity portfolio of selected equity securities that seeks to outperform the total return of the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the Portfolio Manager will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

  The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Portfolio Manager may under- or over-weight selected economic sectors against the S&P 500's sector weightings to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500. In selecting securities, the Portfolio Manager may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

  OTHER SECURITIES. During ordinary market conditions, the Portfolio Manager will keep the Portfolio as fully invested as practicable in the equity securities described above. The Portfolio may also invest in money market instruments, including U.S. Government securities, short term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if unrated, determined to be of equal quality by the Portfolio's Manager, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if unrated, determined to be of equal quality by the Portfolio Manager. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

  The Portfolio may also invest in convertible bonds and other fixed income securities (other than money market instruments) including, but not limited to high yield/high risk debt securities. For more information on the risks of non-investment grade securities, see "High Yield Bonds." For more information on ratings of fixed income securities, see the Appendix.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

MULTI-STRATEGY PORTFOLIO

  INVESTMENT OBJECTIVE. Provide a high total return from a portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses.

  INVESTMENT POLICIES. The Portfolio is managed to earn current income on, and to anticipate long-term capital growth of, the Portfolio as a whole rather than any of its individual securities. The Portfolio's equity investments will be primarily the common stock of large- and medium-size U.S. companies, including common stock of any class or series or any similar equity interest. The Portfolio's equity investments may also include preferred stock, warrants, rights, and convertible securities. The Portfolio may also invest in the equity securities of small companies and foreign issuers. The Portfolio's equity securities may or may not pay dividends and may or may not carry voting rights. It is contemplated that most of the Portfolio's common stock investments will be made in securities listed on a U.S. stock exchange. Fixed income securities may include corporate bonds, debentures, notes, mortgage-related securities, and asset-backed securities, U.S. Government securities, preferred stock, money market instruments, and other securities that may have conversion or purchase rights.

  ASSET ALLOCATION. Under normal circumstances, the Portfolio Manager expects that approximately 60% of the Portfolio's assets will be invested in equities and approximately 40% in fixed income securities. However, these amounts may vary in that the Portfolio Manager may allocate the Portfolio's investments between these asset classes in a manner consistent with the Portfolio's investment objective and current market conditions. Using a variety of analytical tools, the Portfolio Manager assesses the relative attractiveness of each asset class and determines an allocation between them believed to be optimal. The Portfolio Manager then selects securities in each asset class based on fundamental research and quantitative analysis.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell interest rate and stock index futures contracts and options thereon. The Portfolio may also invest up to 10% of its assets in debt securities of foreign issuers which may be denominated in foreign currencies. Furthermore, the Portfolio may engage in forward currency contracts in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

EQUITY PORTFOLIO

  INVESTMENT OBJECTIVE. The primary investment objective of the Equity Portfolio is capital appreciation. Current income is of secondary importance.

  INVESTMENT POLICIES. The Portfolio seeks to achieve this objective by investing primarily in common stock or securities convertible into or exchangeable for common stock, including convertible preferred stocks, convertible debentures, or warrants. The Portfolio invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers.

  The Portfolio Manager emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Portfolio. The Portfolio Manager selects investments using both a variety of quantitative techniques and fundamental research, while attempting to maintain risk, style, capitalization, and industry characteristics similar to the Russell 1000 Growth Index ("Index"). The Portfolio seeks to maintain a portfolio composed of companies with capitalizations and earnings growth expectations that are above the average of the Index and dividend yields that are below the average of the Index. The Portfolio also may invest in U.S. Government securities, corporate bonds, money market instruments, and enter into repurchase agreements. The Portfolio may increase its investment in these securities when in a temporary defensive position.

  The Portfolio Manager utilizes a "Computer-Optimized, Research-Enhanced" ("CORE") investment strategy in connection with its management of the Portfolio. Under the CORE strategy, the Portfolio Manager begins with a broad universe of U.S. equity securities and then uses a proprietary multifactor model ("Multifactor Model") to assign each equity security a rating. The Multifactor Model is a rigorous computerized rating system for forecasting the returns of individual equity securities according to fundamental investment characteristics. The Multifactor Model contains variables that measure value, growth, momentum, and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, and earnings stability).

  The weightings assigned to the factors in the Multifactor Model are derived from a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Portfolio Manager believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional quantitative models.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indices. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

  The Portfolio may also purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").

BOND AND INCOME PORTFOLIO

  INVESTMENT OBJECTIVE. Provide total return and income consistent with prudent investment management.

  INVESTMENT POLICIES. The Portfolio invests in the following types of securities: U.S. dollar-denominated debt securities of U.S. or foreign corporations; U.S. Government securities; mortgage-related and other asset-backed securities; U.S. dollar-denominated obligations of foreign governments, foreign governmental agencies, and international agencies (such as the International Bank for Reconstruction and Development); within certain limits as described below, non-U.S. dollar-denominated obligations of foreign corporations, governments, governmental agencies, and international agencies; certain derivative instruments for hedging purposes; municipal securities issued by or on behalf of states, territories and possessions of the U.S. (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, which securities may include private activity bonds or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities; and high-quality short-term instruments, including, among others, commercial paper, bank instruments, and repurchase agreements. These securities may include securities with debt characteristics such as convertible securities and preferred stock.

  The Portfolio normally invests at least 80% of its assets in securities rated, at the time of acquisition, investment grade by at least one nationally recognized statistical rating organization ("NRSRO") (e.g., Baa or better by Moody's or BBB or better by S&P), or, if not rated by an NRSRO, of comparable quality as determined by the Portfolio Manager. The Portfolio may invest up to 20% of its assets in securities that are not rated investment grade by at least one NRSRO, 15% of which may consist of debt securities of issuers located in emerging market countries. This may include securities of foreign governments or their agencies that are emerging market countries. Generally, debt securities that are not considered investment grade are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of non-investment grade securities, see "High-Yield Bonds"; on mortgage-related securities, see "Mortgage-Related Securities"; and on the risks of investment in foreign issuers, see "Foreign Securities." For more information on ratings of fixed income securities, see the Appendix.

  Other limitations apply to the Portfolio to address potential volatility associated with certain investment techniques. The Portfolio may invest up to 10% of its assets in the following types of mortgage-related securities: inverse floaters, super floating rate CMO's, interest-only ("IO's") and principal-only ("PO's") tranches of stripped mortgage backed securities (including planned amortization class certificates), and inverse IO's.

  The Portfolio may invest up to 10% of its assets in non-U.S. dollar denominated securities. The Portfolio may invest up to 15% of its net assets in restricted securities that are illiquid, which, for these purposes, does not include securities that may be sold without registration to qualified institutional buyers under the Fund's procedures for restricted securities under SEC Rule 144A. Measurement of these limits is determined at the time of acquiring a security.

  DURATION. The Portfolio invests in securities of varying maturities. Under normal circumstances, the Portfolio maintains an average portfolio duration that is within one-half year of the duration of the Lehman Brothers Aggregate Long Term Bond Index ("Index"). The average duration of the Index as of January 31, 1998 was 10.13 years. It is expected that the duration of the Index will change over time, but only gradually. The Bond and Income Portfolio ordinarily will have the potential to be more volatile than fixed-income funds of shorter duration. A discussion of "duration" is provided above in the description of the Managed Bond Portfolio and in the SAI.

  OTHER TECHNIQUES. For hedging risk or adjusting interest rate exposure, the Portfolio may (but is not obligated to) use several investment techniques. The Portfolio may purchase put and call options on securities and on securities indices and may write (sell) covered call options. The Portfolio also may enter into the following: financial futures contracts and options thereon; instruments such as interest rate caps, floors, and collars; and interest rate swaps. To hedge against fluctuations in currency exchange rates that affect non-U.S. dollar-denominated securities, the Portfolio may (but is not obligated to) enter into spot (or cash) transactions in currency, forward currency contracts, options on foreign currency contracts, foreign currency futures and options thereon, and currency swaps. The Portfolio may invest up to 5% of its assets in structured notes to hedge interest rate or currency risk. The Portfolio may enter into swaps, caps, floors, collars, structured notes, and non-exchange traded options only with counterparties that have outstanding securities rated A or better by Moody's or S&P or that have outstanding short-term securities rated P-2 or better by Moody's or A-2 or better by S&P.

EQUITY INDEX PORTFOLIO

  INVESTMENT OBJECTIVE. Provide investment results that correspond to the total return performance of common stocks that are publicly traded in the United States.

  INVESTMENT POLICIES. The Portfolio attempts to achieve its objective by investing in stocks included in the S&P 500. The Portfolio attempts to replicate the investment results of the S&P 500, while minimizing transactional costs and other expenses. The Portfolio will purchase the common stock of those companies included in the S&P 500, which the Portfolio Manager believes, based on statistical data, will represent the industry diversification of the entire S&P 500. The Portfolio will be managed to attempt to minimize the degree to which the investment results of the Portfolio (before taking into account the Portfolio's expenses) differ from the results of the Index ("tracking error"). The Portfolio will incur expenses not reflected in the investment results of the Index, including advisory and administrative fees and transactional and other expenses. The degree to which the Portfolio correlates with the Index will depend upon the size and cash flow of the Portfolio, the liquidity of the securities represented in the Index, and the Portfolio's expenses, among other factors. There is no fixed number of component stocks in which the Portfolio will invest. However, it is anticipated that under normal circumstances the Portfolio will hold between 200 and 450 of the stocks listed in the S&P 500.

  The composition of the portfolio securities may be rebalanced by the Portfolio Manager at such times as it deems advisable in order to minimize tracking error. No attempt is made, however, to "manage" the Portfolio in the traditional sense, such as by using economic, financial, and market analysis, nor will the adverse financial situation of a company directly result in its elimination from the Portfolio unless, of course, the company is removed from the Index. From time to time, administrative adjustments may be made in the Portfolio because of mergers, changes in the composition of the Index, and similar reasons, but such changes should be infrequent and the attendant costs minimized. Thus, portfolio turnover is expected to be lower than that of most other investment company portfolios investing in common stock. As a consequence, brokerage costs are expected to be relatively low. Due to tracking error, transactional costs, and other expenses, the return on the Portfolio likely will be lower than the return on the S&P 500.

  OTHER TECHNIQUES. The Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio may use these techniques as an adjunct to its securities activities or to hedge against changes in securities prices.

  The Portfolio may invest in foreign equity securities if U.S. exchange listed to the extent included in the S&P 500. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including commercial paper, bank obligations, and U.S. Government securities. Temporary investments will not be made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests. A defensive investment posture is precluded by the investment objective to provide investment results that correspond to the total return performance of common stocks that are publicly traded in the United States; accordingly, investors in the Portfolio bear the risk of general declines in stock prices in the stock markets.

  ABOUT THE S&P 500: The S&P 500 is a capitalization-weighted index, based on the relative market capitalization of 500 different companies selected by S&P, including companies in the industrial, utility, financial, and transportation industry sectors. The weightings of stocks in the Index are based on each component stock's relative total market value, that is, its market price per share multiplied by the number of common shares outstanding for that company. S&P may, from time to time, adjust the composition of common stocks in the Index. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment; nor is S&P a sponsor or in any way affiliated with the Portfolio, the Fund, the Adviser, or the Portfolio Manager.

  The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk. See "What is the Federal Income Tax Status of the Fund" below.

INTERNATIONAL PORTFOLIO

  INVESTMENT OBJECTIVE. Seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the United States. Current income from dividends and interest will not be an important consideration.

  INVESTMENT POLICIES. Other than when in a defensive posture, at least 70% of the Portfolio's assets will consist of corporate securities, primarily common stock and, to a lesser extent, securities convertible into common stock. The Portfolio may, however, for defensive purposes as described below, invest in nonconvertible fixed income securities denominated in currencies of foreign countries and in United States dollars.

  The Portfolio will attempt to maximize opportunity and reduce risk by investing in a diversified portfolio of companies in different stages of development. Portfolio companies will range from large, well established companies to medium-size companies and smaller, less seasoned companies in earlier stages of development.

  The allocation of the Portfolio's assets among the various securities markets in the different countries will be determined by the Portfolio Manager. In making the allocation of assets among the securities markets, the Portfolio Manager may consider such factors as technological developments in the various countries, the condition and growth potential for the various economies and securities markets, currency and taxation considerations, and other pertinent financial, social, national, and political factors. Some of these countries can be considered "emerging market countries," which generally refers to countries whose economies are less developed or mature than economies in other countries or whose markets are undergoing a process of development. Under certain adverse investment conditions, the Portfolio may restrict the securities markets in which its assets will be invested, and may increase the proportion of assets invested in United States Government and money market securities.

  The Portfolio reserves the right as a defensive measure to invest in nonconvertible fixed income securities denominated in currencies of foreign countries and in United States dollars. (For this purpose, investments made for defensive purposes will be maintained only during periods in which the Portfolio Manager determines that economic or financial conditions are adverse for holding equity securities of corporate issuers.) Securities held for defensive purposes, which include nonconvertible preferred stock, debt securities, government securities issued by United States and foreign countries, and money market securities, may be held in such proportions as, in the opinion of the Portfolio Manager, prevailing market or economic conditions warrant. The Portfolio may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality.

  The Portfolio may also hold cash (in United States dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is not expected that such reserve for redemptions will exceed 10% of the Portfolio's assets. Money market securities which may be held for defensive purposes, or to provide for redemptions, include short-term corporate or U.S. Government obligations and bank certificates of deposit.

  The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio's assets may be invested. These guidelines are discussed under "Foreign Securities."

  OTHER TECHNIQUES. The Portfolio may enter into repurchase agreements and may lend its securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options on such futures contracts.

  RISKS OF FOREIGN INVESTMENT. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks include exposure to foreign currencies and fluctuations in such currencies and political, economic, regulatory, and operational factors associated with exposure to foreign countries. Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general.

  The United States Government has, from time to time in the past, imposed restrictions, through taxation and otherwise, on foreign investments by United States investors such as the Portfolio. If such restrictions should be reinstituted, it might become necessary for the Portfolio to invest all, or substantially all, of its assets in United States short-term securities. In such event, the Portfolio would review its investment objective and investment policies to determine whether changes are appropriate.

  CURRENCY TECHNIQUES. The Portfolio may engage in foreign currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Portfolio may enter into forward currency contracts. The Portfolio may also purchase and write put and call options on foreign currencies. The use of these techniques is discretionary with the Portfolio Manager, and there is no commitment to use them.

EMERGING MARKETS PORTFOLIO

  INVESTMENT OBJECTIVE. Long-term growth of capital.

  INVESTMENT POLICIES. The Portfolio seeks its investment objective by investing primarily in common stocks of companies domiciled in countries identified as "emerging market countries" (See "International Portfolio-- Investment Policies"). The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Index") is used as the basis for choosing the countries in which the Portfolio invests. However, the Portfolio is not limited to the countries and weightings in this index.

  It is the policy of the Portfolio to be as fully invested in common stock as practicable at all times. This policy precludes the Portfolio from investing in debt securities as a defensive investment posture (although the Portfolio may invest in such securities to provide for payment of expenses and meet redemption requests). Accordingly, investors in this Portfolio bear the risk of general declines in stock prices, and bear any risk that the Portfolio's exposure to such declines cannot be lessened by investment in debt securities. The Portfolio may temporarily not be invested primarily in equity securities after receipt of significant new monies.

  The Portfolio Manager applies two levels of screening in selecting investments for the Portfolio. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets that are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchasing and provides a sell discipline for fully valued securities.

  For purposes of allocating the Portfolio's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio may invest its assets. These guidelines are discussed under "Foreign Securities."

  CURRENCY TECHNIQUES. Most of the foreign securities in which the Portfolio invests will be denominated in foreign currencies. The Portfolio may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Index. These foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

  OTHER TECHNIQUES. The Portfolio may invest up to 10% of its assets in U.S. Government securities, high quality debt securities, money market obligations, and in cash. Such money market obligations may include short-term corporate or U.S. Government obligations and bank certificates of deposit. The debt securities and money market obligations in which the Portfolio invests may be issued by U.S. and foreign issuers and be denominated in U.S. dollars or foreign currencies.

  The Portfolio also may engage in transactions in options, futures, and options on futures contracts on securities and securities indexes. The Portfolio may purchase and sell stock index futures and options thereon. The Portfolio also may purchase convertible securities, enter into equity index swap agreements, lend its portfolio securities, purchase warrants on securities that it is eligible to purchase, invest in preferred stock, enter into repurchase agreements and reverse repurchase agreements, and enter into firm commitment transactions and purchase and sell securities on a when-issued basis.

  RISKS OF FOREIGN INVESTMENT. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Some of these risks include restrictions on foreign investment and repatriation of investment income or gain, risks of currency fluctuations, inflation, and illiquid or volatile securities markets. The Portfolio is intended for aggressive long-term investors who can accept the risks associated with emerging market countries.

  As noted previously, the United States Government has, from time to time in the past, imposed restrictions, through taxation and otherwise, on foreign investments by United States investors such as the Portfolio. If such restrictions should be reinstated, it might become necessary for the Portfolio to invest all, or substantially all, of its assets in United States short-term securities. In such event, the Portfolio would review its investment objective and investment policies to determine whether changes are appropriate.

ALL PORTFOLIOS: DIVERSIFICATION AND CHANGES IN POLICIES

  Each of the Portfolios is diversified, so that with respect to 75% of the assets of each Portfolio (100% for the Money Market Portfolio), it may not invest more than 5% of its assets (taken at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

  The investment policies for any of the Portfolios may be changed by the Fund's Board of Trustees. The investment objective of each Portfolio, as described in the previous section, is considered "fundamental." In addition, the Portfolios are subject to investment restrictions that are described in the SAI. Some of those investment restrictions, including the diversified status of each Portfolio, are also designated as "fundamental." These fundamental investment objectives and investment restrictions require a vote of a majority of the shareholders of a Portfolio to be changed.

                     SECURITIES AND INVESTMENT TECHNIQUES

  This section describes certain securities and investment techniques that may be used by the Portfolios and the potential risks associated with these securities and investment techniques. For more detailed information on these investment techniques, see the SAI. The SAI also contains information on other types of securities in which a Portfolio may invest, including U.S. Government securities, debt securities generally, variable and floating rate securities, repurchase agreements, reverse repurchase agreements, lending portfolio securities, firm commitment agreements and when-issued securities, and warrants.

DERIVATIVES

  "Derivatives" is a broad term which may be used to describe many investment instruments whose values are derived, at least in part, from the value of another underlying asset or investment instrument. Some derivative instruments have simple structures and others have intricate components and terms. Some are more volatile and some have equal or less volatility than the investment instrument upon whose value the derivative is based. If used to leverage a portfolio, derivatives could magnify risk. However, the Fund is not permitted to engage in leveraging transactions. Derivatives are often used by the Portfolio Managers to hedge positions, defray the risks of interest rate or currency changes and reduce portfolio or market risk.

  Each Portfolio has its own authorizations to use prescribed derivative instruments, which may include forward foreign currency contracts, options, foreign currency options, swap agreements, spread transactions, futures contracts and options thereon, foreign futures, mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, stripped mortgage-backed securities and other asset-backed securities. Each of the Portfolios has the authority to use some type of derivative instrument. The strategy employed and the magnitude of the position maintained will determine the level of risk a Portfolio may assume by utilizing derivative instruments. The types and investment techniques employed with respect to the derivative instruments which are most commonly purchased and sold by the Portfolios are included among the descriptions below and in the SAI.

MORTGAGE-RELATED SECURITIES

  APPLICABLE PORTFOLIOS: Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios. The Government Securities, Aggressive Equity, Growth LT, and Multi-Strategy Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest only in high-quality, mortgage-related (or other asset-backed) securities either (i) issued by United States Government sponsored corporations (currently GNMA, FHLMC, FNMA) or (ii) rated Aa or better by Moody's or AA or better by S&P or, if not rated, determined to be of equivalent investment quality.

  Mortgage-related securities include mortgage pass-through securities, which are securities under which payments of both interest and principal from an underlying pool of mortgages are made periodically, in effect "passing through" payments made by the individual borrowers on the mortgage loans. The underlying pool of mortgages can be backed by single family, multi-family or commercial properties and may have a fixed or periodically resetting coupon rate. Timely payment of principal and interest on mortgage backed securities known as "GNMAs", which are guaranteed by the Government National Mortgage Association, is guaranteed by the full faith and credit of the U.S. Government. Many other mortgage related securities are not backed by the full faith and credit of the U.S. Government, but are guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC").

  Other types of mortgage-related securities are called collateralized mortgage obligations ("CMOs"). CMOs are fully collateralized directly or indirectly by a pool of mortgages, and in some instances by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, generally are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by U.S. Government agencies or by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates).

  The Managed Bond, Government Securities, Multi-Strategy, and Bond and Income Portfolios may also invest in stripped mortgage-backed securities and CMO residuals. Stripped mortgage-backed securities are usually structured with two classes. One class will receive all of the interest (the interest-only class, or "IO"), whereas the other class will receive all of the principal (the principal-only class or "PO"). In addition, the Bond and Income Portfolio may invest in inverse floaters and "IO" and "PO" tranches of planned amortization class ("PAC") certificates. PAC certificates are parallel-pay real estate mortgage investment conduit ("REMIC") certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend of have market prices and yields that are much more volatile than other PAC classes.

  RISKS OF MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-related security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because (1) the mortgages will be subject to normal principal amortization, and (2) may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan, or foreclosure. Early repayment may expose a Portfolio to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and cannot be accurately predicted. They may be affected by changes in market interest rates. Therefore, prepayments will be reinvested at rates that are available upon receipt, which likely will be higher or lower than the original yield on the certificates. Accordingly, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary from the designated maturity and yield on the original security based upon the prepayment experience of the underlying pool of mortgages.

  Stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the IO class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Portfolio could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

  A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO's are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in payment speeds.

  OTHER ASSET-BACKED SECURITIES. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios, and the Money Market Portfolio, subject to its investment policies, may purchase other asset-backed securities which are backed by particular assets such as automobile loans, installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. As in the case of mortgage-related securities, those asset-backed securities are subject to prepayment risk, which will alter an instrument's maturity and yield. Other risks relate to the nature of the underlying collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of consumer credit laws, many of which can result in reductions in outstanding balances. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

HIGH YIELD BONDS

  APPLICABLE PORTFOLIOS. High Yield Bond, Managed Bond (up to 10% of its assets), Growth LT (up to 10% of its assets), Bond and Income (up to 20% of its assets), and International Portfolios (up to 5% of its assets).

  Generally, high yield/high risk debt securities are those rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality (although the Managed Bond Portfolio may not invest in securities rated lower than B) and which are commonly referred to as "junk bonds". Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

  In general, high yield bonds are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market in which high yield bonds are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect the daily net asset value of the Portfolio's shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  In addition, up to 15% of the assets that the Bond and Income Portfolio may invest in high-yield securities may be invested in debt securities of foreign governments or their agencies that are from emerging market countries. Investments in these debt securities will be considered "high yield" investments and thus may possess many of the risks factors discussed above. In addition, as foreign securities, emerging market debt instruments are subject to many risk considerations generally not common to domestic high yield issuers. For more information on the risks of investment in foreign securities, see "Foreign Securities."

  Included among the emerging market debt obligations in which the Bond and Income Portfolio may invest are "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. Government securities and are considered speculative. Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

  Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

VARIABLE AND FLOATING RATE SECURITIES

  APPLICABLE PORTFOLIOS. All Portfolios.

  Variable and floating rate securities provide for a specific adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that the interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.

  The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's limitations on investments in such securities.

  The Bond and Income Portfolio may invest in super floating rate CMOs ("super floaters"). A super floater is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater's coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

SMALL CAPITALIZATION STOCKS

  APPLICABLE PORTFOLIOS. Aggressive Equity, Growth LT, Equity, and Emerging Markets Portfolios, and to a lesser degree, Equity Income and Multi-Strategy Portfolios.

  Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions, or otherwise, may require the Portfolio to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

BORROWING

  APPLICABLE PORTFOLIOS. All Portfolios.

  Though not an ordinary practice, each Portfolio may borrow money to help meet redemptions or for other purposes. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio, and money borrowed will be subject to interest costs. For information on limits on the ability of any Portfolio to borrow, see the SAI.

ILLIQUID AND RESTRICTED SECURITIES

  APPLICABLE PORTFOLIOS: All Portfolios may acquire illiquid securities. The Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, International, and Emerging Markets Portfolios may acquire restricted securities.

  A Portfolio may invest in an illiquid or restricted security if the Portfolio Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition.

  Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. A Portfolio may not invest more than 15%, (10% for the Money Market Portfolio), of its net assets in illiquid securities, measured at the time of investment.

PRECIOUS METALS-RELATED SECURITIES

  APPLICABLE PORTFOLIOS. Equity Portfolio, and possibly other Portfolios that invest in equity securities.

  Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

  The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

FOREIGN SECURITIES

  APPLICABLE PORTFOLIOS: The International and Emerging Markets Portfolios may invest primarily in equity securities of foreign issuers and may invest in debt securities and money market obligations of foreign issuers. The Aggressive Equity Portfolio may invest up to 20% of its assets in securities that are traded principally in securities markets outside the United States (excluding Eurodollar certificates of deposit). The Growth LT Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency. The Growth LT, Equity Income, Multi-Strategy, and Equity Index Portfolios may invest in equity securities of foreign issuers if U.S. exchange listed or included in the S&P 500. The Managed Bond and Government Securities Portfolios may invest up to 20% of their assets in foreign debt securities denominated in a foreign currency. The Multi-Strategy and Bond and Income Portfolios may invest up to 10% of their assets in foreign debt securities denominated in a foreign currency. The Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios may invest in fixed income securities, including money market instruments and bank obligations of foreign issuers, including corporate, foreign governmental, and international agency issuers, that are denominated in U.S. dollars. All Portfolios, except the Equity Portfolio, may purchase American Depositary Receipts (ADRs), which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. The Growth LT and International Portfolios may invest in European Depositary Receipts (EDRs), which are receipts issued in Europe, typically by banking institutions in London or Brussels, which evidence an ownership arrangement similar to ADRs and are designed for use in European securities markets; and may invest in Global Depositary Receipts (GDRs), which are similar to ADRs, but are issued and traded in several international financial markets, as well as other types of receipts of shares evidencing ownership of the underlying foreign securities.

  Most foreign securities are denominated in foreign currencies and investment in foreign securities involves exposure to currency fluctuations. Transactions in most foreign securities are conducted in foreign currencies, so a Portfolio's assets must be exchanged for another currency each time a security is bought or sold or a dividend is paid. Similarly, share price quotations and total return information reflect conversion into U.S. dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the U.S. dollar value of a foreign investment, which will enhance or diminish the return of a foreign security in its own currency.

  Investing in the securities of foreign issuers involves other special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. In many countries, there is less publicly available information about issuers than is available in reports about companies in the United States. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including interest and dividends) derived from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility and less liquidity. These risks are intensified with respect to investments in emerging market countries. In addition, a number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Emerging markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell a security, could result in possible liability of the Fund to the purchaser. Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. For information on the risks of investing in emerging market debt securities, see "High Yield Bonds." For a description of the Fund's custody arrangements for foreign securities, see "Foreign Securities" in the SAI.

  DIVERSIFICATION. The International and Emerging Markets Portfolios are subject to guidelines for diversification of foreign security investments that are imposed by California insurance authorities. Under these guidelines, foreign investments will be allocated to at least three countries at all times. For further information regarding foreign diversification guidelines, see "Foreign Securities" in the SAI.

FORWARD FOREIGN CURRENCY CONTRACTS

  APPLICABLE PORTFOLIOS: Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios.

  A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price set at the time of the contract. A Portfolio could engage in a forward currency transaction in anticipation of or to protect itself against fluctuations in currency exchange rates. Although forward contracts typically will involve the purchase or sale of a foreign currency against the dollar, a Portfolio also may purchase or sell one foreign currency forward against another foreign currency. In addition, a Portfolio may hedge a foreign currency with forward contracts on another ("proxy") currency of which changes in value generally correlate with the currency to be hedged. There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various Latin American countries in which the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

  A Portfolio's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency to "lock in" the U.S. dollar price of a security purchased or sold by a Portfolio. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated in a foreign currency. A Portfolio will not speculate in forward foreign exchange.

  Employing hedging strategies with forward currency contracts does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Forward contracts involve some transactional expense for a Portfolio. Although forward contracts will be used primarily to protect a Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and a Portfolio's total return could be adversely affected as a result.

OPTIONS

  APPLICABLE PORTFOLIOS: The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, and Emerging Markets Portfolios may purchase put and call options on securities in pursuing their investment objectives. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, and Emerging Markets Portfolios may write
(sell) covered call and secured put options. The Growth LT, Equity Income, Multi-Strategy, and Equity Index Portfolios may purchase put and call options on securities indexes that are exchange traded or traded on over-the-counter markets to protect against price movements in the stock market generally (or in particular segments of the market) rather than in individual stocks. The Aggressive Equity and Emerging Markets Portfolios may purchase and sell put and call options on securities indexes that are exchange traded or traded on over-the-counter markets.

  RISKS OF OPTIONS TRANSACTIONS. The purchase and writing (selling) of options involves certain risks. During the option period, the covered call writer has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option is purchased to hedge against price movements in a particular security or market, the price of the put or call option may move more or less than the price of the related security or index. In this regard, index options can never be a perfect hedge against the overall risk of a stock position except where the stock position and the index are composed of exactly the same stocks, in the same proportions. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position.

FOREIGN CURRENCY OPTIONS

  APPLICABLE PORTFOLIOS: Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, International, and Emerging Markets Portfolios.

  Options on foreign currencies may be purchased or written as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Portfolio's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options may be negotiated, but they generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar (or other hedged currency). A Portfolio will not speculate in options on foreign currencies.

  There is no assurance that a liquid secondary market will exist for any particular foreign currency option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Portfolio cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS

  APPLICABLE PORTFOLIOS: Managed Bond, Government Securities, Bond and Income, and Emerging Markets Portfolios.

  The Emerging Markets Portfolio may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. The Managed Bond and Government Securities Portfolios may enter into interest rate, interest rate index, and currency exchange rate swap agreements, and may purchase and sell options thereon. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged between the parties (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index) generally are calculated with respect to a "notional amount." The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations of the parties. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets. The Bond and Income Portfolio may invest in the following types of swap agreements: (1) "interest rate caps," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (2) "interest rate floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or "floor"; and (3) "interest rate collars," under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  RISKS OF SWAP AGREEMENTS. Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on a Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Portfolio may bear the risk of such position until its maturity. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Portfolio's repurchase agreement guidelines). Certain tax considerations may limit a Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See "Swap Agreements and Options on Swap Agreements" and "Taxation" in the SAI.

SPREAD TRANSACTIONS

  APPLICABLE PORTFOLIOS: High Yield Bond, Managed Bond and Government Securities Portfolios.

  The High Yield Bond, Managed Bond and Government Securities Portfolios may enter into spread transactions with securities dealers. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards, or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The purchase and sale of spread transactions will be used in furtherance of a Portfolio's objectives and to protect a Portfolio against adverse changes in the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The sale of spread transactions will be "covered" or "secured" as described in the "Options", "Futures Contracts and Options on Futures Contracts", and "Swap Agreements and Options on Swap Agreements" sections in the SAI.

  The risk of loss on a spread transaction includes the premium and any transaction costs paid by a Portfolio to obtain the option. There is no assurance that closing transactions will be available.

FUTURES CONTRACTS AND FUTURES OPTIONS

  APPLICABLE PORTFOLIOS: The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios may purchase and sell interest rate futures contracts and options thereon ("futures options"). The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Equity Index, International, and Emerging Markets Portfolios may purchase and sell stock index futures contracts and may purchase options thereon. The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, International, and Emerging Markets Portfolios may purchase and sell foreign currency futures contracts and options thereon. The Emerging Markets Portfolio may invest in futures contracts on securities, and in options thereon.

  USE OF FUTURES. These investments, the purchase or sale of futures contracts or options thereon, may be made for bona fide hedging purposes and as an adjunct to a Portfolio's securities activities, or to increase total return. In addition, a Portfolio may engage in cross-hedging activities, which involve the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different ("proxy") currency if there is an established historical pattern of correlation between the two currencies. A Portfolio is required to collateralize or cover a futures transaction or futures option as required by applicable regulations.

  RISKS OF FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options. While a Portfolio's hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio's return might have been better had hedging not been attempted.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

  The High Yield Bond, Multi-Strategy, Equity, Equity Income and Equity Index Portfolios will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or similar entity, or, in the case of futures options, for which an established over-the-counter market exists. Each Portfolio is subject to limitations on the amount that may be invested in futures and futures options transactions for purposes other than bona fide hedging, under which initial margin deposits for futures contracts and premiums paid for futures options may not exceed 5% of a Portfolio's total assets (net of amounts that are "in the money").

  FOREIGN FUTURES. The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, International, and Emerging Markets Portfolios may trade futures contracts and options on futures contracts on U.S. domestic markets as well as on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC"). Foreign exchanges generally are principal markets so that no common clearing facility exists, and a Portfolio might be able to look only to the broker for performance of the contract. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by U.S. law and regulation, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

  The Fund reserves the right to engage in other types of futures transactions in the future.

                    ORGANIZATION AND MANAGEMENT OF THE FUND

  HOW IS THE FUND ORGANIZED? The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of separate Portfolios, thirteen of which are described herein. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract's Accumulated Value is allocated.

  WHO OVERSEES THE BUSINESS OF THE FUND? The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund's Agreement and Declaration of Trust. The Trustees are Thomas C. Sutton, Glenn
S. Schafer, Richard L. Nelson, Lyman W. Porter, and Alan Richards. Mr. Sutton is the President and Chairman of the Fund and is also Chairman and Chief Executive Officer of Pacific Life. Mr. Schafer is also the Director and President of Pacific Life. Messrs. Nelson, Porter, and Richards are independent Trustees. See the SAI under the heading "Management of the Fund."

  WHO IS THE FUND'S INVESTMENT ADVISER? Pacific Life Insurance Company. Under an Investment Advisory Agreement with the Fund, Pacific Life, subject to the supervision of the Fund's Board of Trustees, administers the affairs of the Fund and supervises the investment program for the Fund's Portfolios. Pacific Life also provides support services to the Fund pursuant to an Agreement for Support Services with the Fund.

  MORE ABOUT PACIFIC LIFE. Pacific Life is a life insurance company that is domiciled in California. Pacific Life's operations include both life insurance and annuity products as well as financial and retirement services. As of the end of 1997, Pacific Life had $80.0 billion of individual life insurance in force and total admitted assets of approximately $31.8 billion. Pacific Life has been ranked according to admitted assets as the 20th largest life insurance carrier in the nation for 1997. The Pacific Life family of companies has total assets and funds under management of over $236 billion. Pacific Life is authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

  Pacific Life was originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On

September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

  DOES PACIFIC LIFE MANAGE ANY OF THE PORTFOLIOS DIRECTLY? Pacific Life directly manages both the High Yield Bond and the Money Market Portfolios.

  Mr. Raymond J. Lee has primary responsibility for investment management of the Money Market and the High Yield Bond Portfolios; is in charge of all publicly traded bonds; and has responsibility for portfolio management of pension assets for Pacific Life. Mr. Lee is Senior Vice President, Portfolio Manager, of Pacific Life, and joined Pacific Life in 1976 after completing his MBA in Finance from the Wharton School of the University of Pennsylvania. Mr. Lee received his bachelor's degree in Economics from UCLA. He is a member of the Los Angeles Society of Financial Analysts. Mr. Simon T. Lee, Vice President, Securities, of Pacific Life, shares portfolio management responsibilities for the High Yield Bond Portfolio and has responsibility for portfolio management of Pacific Life's high yield and convertible bond assets. Mr. Lee joined Pacific Life in 1985. He holds a bachelor's degree in Business Administration and an MBA from Loyola Marymount University. He is a Chartered Financial Analyst. Mr. Dale W. Patrick, Investment Analyst, shares in the responsibility for investment management of the Money Market Portfolio. Mr. Patrick joined Pacific Life in 1985 and holds a Bachelor of Arts degree in Economics from the University of Colorado. Mr. Patrick has assisted in management of the Money Market Portfolio since 1994. Mr. Patrick is also responsible for the investment management of Pacific Life's short-term fixed income investments.

  Pacific Life and the Fund employ other investment advisory firms as Portfolio Managers for all of the Fund's Portfolios, except the Money Market and High Yield Bond Portfolios.

  WHO IS THE PORTFOLIO MANAGER FOR THE MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS? Pacific Investment Management Company ("PIMCO"). PIMCO is an investment counseling firm founded in 1971, and had approximately $118 billion in assets under management as of December 31, 1997. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between PIMCO, a California corporation and indirect wholly owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO managing directors. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

  Effective January 1, 1997, for the services provided, Pacific Life pays PIMCO a fee based on a percentage of the combined average daily net assets of the Managed Bond and Government Securities Portfolios according to the following schedule:

               MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS

              RATE %   BREAK POINT (ASSETS)
              ------   --------------------
               .50%    On first $25 million
               .375%   On next $25 million
               .25%    On excess

  WHO AT PIMCO MANAGES THE MANAGED BOND AND GOVERNMENT SECURITIES
PORTFOLIOS? Mr. John L. Hague, Managing Director and senior member of PIMCO's Portfolio Management Group, has primary responsibility for investment management of the Managed Bond and Government Securities Portfolios as well as various other accounts of PIMCO. Mr. Hague joined Pacific Investment Management Company in 1987. During his 15 years of investment experience, he was associated with Salomon Brothers, Inc. specializing in international fixed income products and mortgage securities and Morgan Guaranty in credit research. Mr. Hague holds a bachelor's degree in Economic Analysis from Bowdoin College and an MBA in Finance from Stanford University.

  WHO IS THE PORTFOLIO MANAGER FOR THE AGGRESSIVE EQUITY PORTFOLIO? Alliance Capital Management L.P. ("Alliance Capital") is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling $218.7 billion. Alliance Capital is a limited partnership of Alliance Capital Management Corporation ("ACMC"). As of June 30, 1997 The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57.1% of the outstanding Units of Alliance Capital. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of The Equitable Companies Incorporated, a Delaware corporation ("ECI"). As of September 30, 1997, AXA-UAP, a French insurance holding company, owned approximately 59% of the issued and outstanding shares of the common stock of ECI.

  Alliance Capital currently serves as investment adviser to other mutual funds, as well as, individual, corporate, retirement, and charitable accounts. As of December 31, 1997, Alliance Capital was retained as an investment manager of employee benefit fund assets for 31 of the Fortune 100 companies. Alliance Capital is located at 1345 Avenue of the Americas, New York, New York and the firm has five additional offices in the United States and subsidiaries and affiliate offices in nineteen cities worldwide.

  Effective May 1, 1998, for the services provided, Pacific Life pays Alliance Capital a fee based on a percentage of the Portfolio's average daily net assets according to the following schedule:

                          AGGRESSIVE EQUITY PORTFOLIO

              RATE
              %       BREAK POINT (ASSETS)
              ----   ---------------------
               .60%  On first $100 million
               .45%  On next $400 million
               .40%  On excess

  WHO AT ALLIANCE CAPITAL MANAGES THE AGGRESSIVE EQUITY PORTFOLIO? Kevin J. O'Brien, Senior Vice President and Portfolio Manager, and Alden M. Stewart, Executive Vice President and Portfolio Manager are primarily responsible for the day to day management of the Aggressive Equity Portfolio. Mr. O'Brien has had 19 years of investment experience (10 years with Alliance Capital). Prior to joining Alliance Capital in 1988, he was a partner at Campbell Advisors and a portfolio manager at Connecticut Mutual Life Insurance. Mr. O'Brien holds a B.A. from Amherst College and an M.A. and Ph.D. from Cornell University. He is a Chartered Financial Analyst and a member of Phi Beta Kappa. Mr. Stewart has had 27 years of investment experience (27 years with Alliance Capital or affiliated companies). He began his career in 1971 as an analyst following various industry groups and has been a portfolio manager since 1977. Mr. Stewart holds a B.A. from the University of Oregon and an M.B.A. from the University of Chicago.

  WHO IS THE PORTFOLIO MANAGER FOR THE GROWTH LT PORTFOLIO? Janus Capital Corporation ("Janus"). Kansas City Southern Industries, Inc. owns approximately 83% of the outstanding voting stock of Janus. Janus' address is 100 Fillmore Street, Denver, Colorado 80206-4928. Janus currently serves as investment adviser or subadviser to the Janus Funds, as well as other mutual funds and individual, corporate, charitable, and retirement accounts.

  Effective January 1, 1997, for the services provided, Pacific Life pays Janus a fee based on a percentage of the average daily net assets of the Growth LT Portfolio according to the following schedule:

                              GROWTH LT PORTFOLIO

              RATE %    BREAK POINT (ASSETS)
              ------   ---------------------
               .55%    On first $100 million
               .50%    On next $400 million
               .45%    On excess

  WHO AT JANUS MANAGES THE GROWTH LT PORTFOLIO? Warren B. Lammert, III, Vice President of Janus, is primarily responsible for the day-to-day management and implementation of Janus' investment strategy for the Growth LT Portfolio. Mr. Lammert is portfolio manager and Executive Vice President of Janus Mercury Fund and Janus Venture Fund, Executive Vice President of Janus Investment Fund, and has been the portfolio manager of various growth oriented accounts since 1991. He joined Janus as a securities analyst in 1987, taking an educational sabbatical from 1988 to 1989. He received his undergraduate degree in economics from Yale University and received his M.S. in economic history (with distinction) from the London School of Economics, London, England. Mr. Lammert is a Chartered Financial Analyst.

  WHO IS THE PORTFOLIO MANAGER FOR THE EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS? J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("Morgan"). J.P. Morgan Investment's address is 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. Capital Guardian served as portfolio manager to the Equity Income and Multi-Strategy Portfolios from their commencement of operations in 1988 through December 31, 1993.

  Effective January 1, 1997, for the services provided, Pacific Life pays J.P. Morgan Investment a fee based on a percentage of the combined average daily net assets of the Equity Income and Multi-Strategy Portfolios according to the following schedule:

                  EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS

              RATE %    BREAK POINT (ASSETS)
              ------   ---------------------
               .45%    On first $100 million
               .40%    On next $100 million
               .35%    On next $200 million
               .30%    On next $350 million
               .20%    On excess

  WHO AT J.P. MORGAN INVESTMENT MANAGES THE EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS? William M. Riegel and William G. Tennille are primarily responsible for the day-to-day management and implementation of J.P. Morgan Investment's process for the Multi-Strategy Portfolio, and Henry D. Cavanna shares responsibility with Mr. Riegel for the Equity Income Portfolio. William
M. Riegel, Managing Director, is a senior equity portfolio manager in the Equity and Balanced Accounts Group. Joining Morgan in 1979, he became an investment research analyst specializing in energy and machinery companies after completing the firm's commercial bank management training program. Mr. Riegel joined the Equity group in 1984, assisting with the management of the Convertible Fund and separately managed accounts. He assumed responsibility for managing convertible portfolios in 1987. Mr. Riegel graduated from Williams College in 1978 and is a Chartered Financial Analyst. Henry D. Cavanna, Managing Director, is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. His responsibility for several major institutional clients draws on his extensive experience in this area. Before becoming a portfolio manager, he was responsible for marketing and business development activities, while his first assignment at Morgan was in Pension Administration.

Mr. Cavanna was with the Wall Street firm, Harris Upham & Co., prior to joining Morgan in 1971. He received his B.A. degree from Boston College and L.L.B. degree from the University of Pennsylvania. William G. Tennille, Vice President, is a portfolio manager for separately managed and commingled funds with an emphasis in mortgage securities and derivatives. Prior to joining Morgan in 1992, he managed the investment portfolios of Manufacturers Hanover Trust, Deposit Guaranty Bank, and First Florida Banks. He is a graduate of the University of North Carolina.

  WHO IS THE PORTFOLIO MANAGER FOR THE EQUITY PORTFOLIO AND BOND AND INCOME PORTFOLIO? Goldman Sachs Asset Management ("Goldman Sachs"), a separate operating division of Goldman Sachs & Co. Goldman Sachs and its affiliates are the investment management division of Goldman, Sachs & Co. Founded in 1869, Goldman Sachs & Co. is one of the World's largest investment banking firms and a leader in almost every field of finance.

  As of January 26, 1998, Goldman Sachs and its affiliates manage, administer and distribute over $140 billion for institutional and individual investors worldwide, including fixed income assets in excess of $32 billion for which they acted as investment adviser. Headquartered in New York at One New York Plaza, New York, New York 10004, Goldman Sachs and its affiliates have offices in major U.S. cities as well as London, Tokyo and Singapore.

  Effective May 1, 1998, for the services provided, Pacific Life pays Goldman Sachs a fee based on a percentage of the combined average daily net assets of the Equity and Bond and Income Portfolios according to the following schedule:

                     EQUITY AND BOND AND INCOME PORTFOLIOS

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   ---------------------
              .35%   On first $100 million
              .30%   On next $100 million
              .25%   On next $800 million
              .20%   On excess

  WHO AT GOLDMAN SACHS MANAGES THE EQUITY PORTFOLIO AND BOND AND INCOME PORTFOLIO? Robert C. Jones, Managing Director, Victor H. Pinter, Vice President, and Kent A. Clark, Vice President, are primarily responsible for the day to day management of the Equity Portfolio. Mr. Jones brings 17 years of investment experience to his work in developing and implementing Goldman Sachs' quantitative equity management services. Prior to joining Goldman Sachs in 1989, he was the senior quantitative analyst in the Investment Research Department at Goldman Sachs & Co. and provided quantitative research for both a major investment banking firm and an options consulting firm. Mr. Jones is a Chartered Financial Analyst and holds a B.A. degree from Brown University and an M.B.A. from the University of Michigan. Prior to joining Goldman Sachs in 1985, Mr. Pinter was a project manager in the Information Technology Division of Goldman Sachs & Co. and a consultant at Chase Econometrics/IDC. He holds a B.S. degree from Brooklyn College and an M.B.A. from New York University's Stern School of Business. Mr. Clark joined Goldman Sachs' quantitative equity management team in 1992. He is a Chartered Financial Analyst and holds a Bachelor of Commerce degree from the University of Calgary and an M.B.A. from the University of Chicago. Jonathan A. Beinner, Managing Director, and C. Richard Lucy, Vice President, are primarily responsible for the day to day management of the Bond and Income Portfolio. Mr. Beinner is co-head of the U.S. Fixed Income Team and heads the mortgage-backed and asset-backed securities group. He joined Goldman Sachs in 1990 after working in the trading and arbitrage group of Franklin Savings Association. Mr. Beinner holds two B.S. degrees from the University of Pennsylvania. Prior to joining Goldman Sachs in 1992, Mr. Lucy spent nine years managing fixed income assets at Brown Brothers Harriman & Co. He is a Chartered Financial Analyst and holds B.S. and M.B.A. degrees from New York University.

  WHO IS THE PORTFOLIO MANAGER OF THE EQUITY INDEX PORTFOLIO? Bankers Trust Company ("BTCo"), a wholly-owned subsidiary of Bankers Trust New York Corporation. BTCo's address is 130 Liberty Street, New York, New York 10006. Bankers Trust conducts a variety of general banking and trust activities and is a major supplier of financial services to the international and domestic institutional markets. BTCo is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. BTCo is responsible for the management of the Equity Index Portfolio. As of December 31, 1997, BTCo managed assets approximating $317.8 billion. BTCo is the investment manager to over 25 other mutual fund portfolios.

  For the services provided, Pacific Life pays a quarterly fee in advance to BTCo, based on the net assets of the Equity Index Portfolio at the beginning of each calendar quarter according to the following schedule:

                            EQUITY INDEX PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   ---------------------
               .07%  On first $100 million
               .03%  On next $100 million
               .01%  On excess

The fee is subject to a minimum annual fee of $100,000 for the calendar year 1997 and each year thereafter.

  WHO IS THE PORTFOLIO MANAGER OF THE INTERNATIONAL PORTFOLIO? Morgan Stanley Asset Management Inc. ("Morgan Stanley"), a subsidiary of Morgan Stanley, Dean Witter, Discover & Co. Morgan Stanley, whose address is 1221 Avenue of the Americas, New York, New York 10020, became the Portfolio Manager effective June 1, 1997. Morgan Stanley, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 1997 Morgan Stanley, together with its affiliated institutional asset management companies, had approximately $146 billion in assets under management as an investment manager or as a fiduciary adviser. Morgan Stanley has been managing international securities since 1986.

  Pacific Life will pay Morgan Stanley a fee at an annual rate of .35% based on the average daily net assets of the International Portfolio.

  WHO AT MORGAN STANLEY MANAGES THE INTERNATIONAL PORTFOLIO? Francine J. Bovich, a Managing Director of Morgan Stanley, is primarily responsible for the day-to-day investment management and implementation of Morgan Stanley's investment strategy for the International Portfolio. Prior to joining Morgan Stanley in 1993, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser (1986-1993). Before joining Westwood, she was a Managing Director of Citicorp Investment Management, Inc. (Now Chancellor Capital Management), where she was responsible for the Institutional Investment Management group (1980-1986). Ms. Bovich began her investment career with Bankers Trust Company (1973-1980). She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University.

  WHO IS THE PORTFOLIO MANAGER OF THE EMERGING MARKETS PORTFOLIO? Blairlogie Capital Management ("Blairlogie"), a subsidiary partnership of PIMCO Advisors, L.P., an affiliate of Pacific Life. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie Capital Management, Ltd., the predecessor investment advisor to Blairlogie, commenced operations in 1992. As of December 31, 1997, accounts managed by Blairlogie had combined assets of approximately $647 million.

  Effective January 1, 1997, for the services provided, Pacific Life pays Blairlogie a fee based on a percentage of the average daily net assets of the Emerging Markets Portfolio according to the following schedule:

                          EMERGING MARKETS PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   --------------------
               .85%  On first $50 million
               .75%  On next $50 million
               .70%  On next $50 million
               .65%  On next $50 million
               .60%  On excess

  WHO AT BLAIRLOGIE MANAGES THE EMERGING MARKETS PORTFOLIO? James Smith, Chief Investment Officer and Managing Director of Blairlogie since 1992, is primarily responsible for the day-to-day management of the Emerging Markets Portfolio. He is responsible for managing an investment team of six professionals, who, in turn, specialize in selection of stocks within Europe, Asia, the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research. Gavin Dobson, Chief Executive Officer and Managing Director of Blairlogie Capital Management since 1992, oversees the relationship with the Fund. He has 20 years of investment experience including the position of President and Chief Operating Officer of Murray Johnstone International in Chicago, Illinois from 1989 to 1992. Qualified as a Scottish attorney in 1976, Mr. Dobson has degrees in Economics from Dundee University and Law from Edinburgh University. Messrs. Dobson and Smith are co-founders of Blairlogie.

  HOW HAS THE FUND SECURED THE SERVICES OF THE INVESTMENT ADVISER AND THE PORTFOLIO MANAGERS? The Fund has entered into an Investment Advisory Agreement with Pacific Life under which Pacific Life serves as Investment Adviser to the Fund. The Fund and Pacific Life have entered into Portfolio Management Agreements with the Portfolio Managers. After initial two year terms, the Investment Advisory Agreement and the Portfolio Management Agreements require renewal by the Fund's Board of Trustees annually. Any of these agreements can be terminated by the Fund's Board of Trustees. The Portfolio Management Agreements can be terminated by Pacific Life or by any of the Portfolio Managers. In the event of termination of a Portfolio Management Agreement, the current Portfolio Manager could no longer service the applicable Portfolio. Pacific Life could manage the applicable Portfolio directly or could recommend a replacement to the Fund's Board of Trustees.

  Under the Portfolio Management Agreements, the Portfolio Managers are compensated by Pacific Life, and not by the Fund. Pacific Life derives the amounts that it pays the Portfolio Managers from its own fees under the Investment Advisory Agreement.

  HOW MUCH DOES THE FUND PAY FOR THE ADVISORY SERVICES OF PACIFIC LIFE AND THE PORTFOLIO MANAGERS? The Fund pays the Adviser for its services under the Investment Advisory Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund pays to the Adviser a fee at an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the Equity Index Portfolio, the Fund pays .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of $200 million. For the Managed Bond, High Yield Bond, Government Securities, and Bond and Income Portfolios, the Fund pays .60% of the average daily net assets of each of the Portfolios. For the Equity Income, Equity, and Multi-Strategy Portfolios, the Fund pays .65% of the average daily net assets of each of the Portfolios. For the Growth LT Portfolio, the Fund pays .75% of the average daily net assets of the Portfolio. For the Aggressive Equity Portfolio, the Fund pays .80% of the average daily net assets of the Portfolio. For the International Portfolio, the Fund pays .85% of the average daily net assets of the Portfolio. For the Emerging Markets Portfolio, the Fund pays 1.10% of the average daily net assets of the Portfolio. These fees are computed and accrued daily and paid monthly.

  WHAT OTHER EXPENSES DOES THE FUND BEAR? The Fund bears all costs of its operations. These costs may include expenses for custody, audit fees, fees and expenses of the independent trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

  The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund on state and federal levels, legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

  The Fund and Pacific Life entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services such as those described above. Under the terms of the Agreement for Support Services, it is not intended that Pacific Life will profit from these services to the Fund.

  Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio. For the period ended December 31, 1997, the total annualized expenses of each Portfolio that had commenced operations on or before such date were the following percentages of average daily net assets: Money Market Portfolio--.44%, High Yield Bond Portfolio--.65%, Managed Bond Portfolio--.66%, Government Securities Portfolio--.66%, Aggressive Equity Portfolio--.86%, Growth LT Portfolio--.82%, Equity Income Portfolio--.70%, Multi-Strategy Portfolio--.71%, Equity Portfolio--.70%, Bond and Income Portfolio--.66%, Equity Index Portfolio--
 .23%, International Portfolio--1.02%, and Emerging Markets Portfolio--1.46%. The expenses of each Portfolio, expressed as a percentage of the Portfolio's average daily net assets, is shown under "Ratio of Expenses to Average Net Assets" in the Financial Highlights section at the beginning of this Prospectus for each year of each Portfolio's operation. More information on the expenses of the Portfolios is included in the Portfolios' Statements of Operations, which can be found in the financial statements included in the Fund's annual and semi-annual reports sent to shareholders.

  WHAT IS PACIFIC LIFE DOING TO LIMIT FUND EXPENSES? Pacific Life has agreed, until at least December 31, 1999, to reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest, or gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Life began this expense reimbursement policy in April 1989. There can be no assurance that this policy will be continued beyond December 31, 1999.

  WHO DISTRIBUTES THE FUND'S SHARES? Shares of the Fund are distributed through Pacific Mutual Distributors, Inc. (the "Distributor" or "PMD") subsidiary of Pacific Life. PMD's address is 700 Newport Center Drive, Newport Beach, California 92660. PMD is a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers. PMD acts as Distributor without remuneration from the Fund.

  WHO IS THE CUSTODIAN OF THE FUND? Investor's Fiduciary Trust Company ("IFTC") provides the Fund with portfolio accounting and custodial services. IFTC's address is 801 Pennsylvania, Kansas City, Missouri 64105.

                           MORE ON THE FUND'S SHARES

  HOW DO YOU PURCHASE SHARES OF THE FUND? Shares of the Fund are not sold directly to the general public. Shares of the Fund are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the Variable Contracts issued or administered by Pacific Life. For information on purchase of a Variable Contract, consult a prospectus for the Separate Account. The shares of the Aggressive Equity and Emerging Markets Portfolios are not available for Pacific Corinthian variable annuity contracts.

  HOW ARE SHARES REDEEMED? Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the Investment Company Act of 1940, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder.

  CAN YOU MAKE EXCHANGES AMONG THE PORTFOLIOS? Variable Contract Owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and Variable Contract Owners should refer to the Prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among options available under the contract.

  HOW IS THE VALUE OF THE PORTFOLIOS' SHARES DETERMINED? Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value of a share is determined by dividing the value of a Portfolio's net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays usually at or about 4:00 p.m. New York City time, on each day that the New York Stock Exchange is open for trading. The New York Stock Exchange and other exchanges usually close for trading at 4:00 p.m. New York City time. In the event that the New York Stock Exchange or other exchanges close early, the Fund normally will deem the closing price of each Portfolio's assets to be the price of those assets at 4:00 p.m., New York City time. To calculate a Portfolio's net asset value, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The value of foreign portfolio securities traded on foreign exchanges is based upon the price of the close of the exchange immediately preceding the time of the Fund's valuation, or, if earlier, at the time of the Fund's valuation. Therefore, the calculation of the net asset value of the International and Emerging Markets Portfolios or other Portfolios that invest in foreign securities may not take place contemporaneously with the determination of the prices of certain foreign securities used in the calculation. Further, under the Fund's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day (which may be after 4:00 p.m. New York City time) may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time the Portfolio's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Trustees. In determining the fair value of securities, the Fund may consider available information including information that becomes known after 4:00 p.m. New York City time, and the values that are determined will be deemed to be the price at 4:00 p.m. New York City time. The Money Market Portfolio's securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. The net asset values per share of each Portfolio will fluctuate in response to changes in market conditions and other factors. See the SAI.

  INFORMATION ABOUT PORTFOLIO TRANSACTIONS. The Adviser or the Portfolio Manager for a Portfolio places orders for the purchase and sale of portfolio investments for a Portfolio with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the Adviser or Portfolio Manager may pay higher commission rates than the lowest available when the Adviser or Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Consistent with a policy of obtaining best net results, a Portfolio Manager's affiliate may serve as the Fund's broker in effecting portfolio transactions, including transactions on a national securities exchange, and may retain commissions, in accordance with certain regulations of the SEC.

  INFORMATION ABOUT PORTFOLIO TURNOVER. The Portfolio turnover rate represents the rate at which securities in a Portfolio other than short-term debt obligations are replaced. This rate for the Portfolios is shown in the tables in Condensed Financial Information. The High Yield Bond, Managed Bond, Government Securities Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, and Bond and Income Portfolios had portfolio turnover rates in excess of 100% in certain years, which could be considered relatively high. Such a Portfolio turnover rate may result in higher brokerage commissions or other transactional expenses for these Portfolios than for other Portfolios, which expenses must be borne, directly or indirectly, by a Portfolio and ultimately by the Portfolio's shareholders. In addition, high portfolio turnover may affect the ability of a Portfolio to qualify as a regulated investment company. See "Taxation" and "Portfolio Turnover" in the SAI.

  DO ANY ISSUES ARISE FROM THE FUND OFFERING ITS SHARES FOR VARIABLE ANNUITIES AND VARIABLE LIFE INSURANCE POLICIES? The Fund serves as an investment medium for both variable annuity contracts and variable life insurance policies. The Fund currently does not foresee any disadvantages to Variable Contract Owners due to the fact that the Fund serves as an investment medium for both variable life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of annuity contracts and insurance policies for which the Fund serves as investment medium might at some time be in conflict. However, the Fund's Board of Trustees and Pacific Life are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, Pacific Life, or another insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund. This might force the Fund to sell securities at disadvantageous prices.

                       OTHER INFORMATION ABOUT THE FUND

  HOW IS THE FUND CAPITALIZED? The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, freely transferable, and non-assessable by the Fund.

  Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

  WHAT IS THE FEDERAL INCOME TAX STATUS OF THE FUND? Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A Portfolio so qualifying generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Portfolio, unless the shareholder elects to receive cash. Each Portfolio also intends to comply with diversification regulations under section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Government Securities Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

  Reference is made to the Prospectus for the applicable Separate Account and Contract for information regarding the Federal income tax treatment of distributions to the Separate Account. See "Taxation" in the Fund's SAI for more information on taxes.

  WHAT VOTING RIGHTS DO SHAREHOLDERS HAVE? Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

  Massachusetts business trust law does not require the Fund to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received.

  MAY THE FUND DISCONTINUE THE OFFERING OF ANY PORTFOLIO? The Fund reserves the right to discontinue offering shares of one or more Portfolio at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company investing in the Fund to such Portfolio will, subject to any necessary regulatory approvals, be invested in the Portfolio deemed appropriate by the Trustees.

  ADVERTISING PERFORMANCE. The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

  Performance information should be considered in light of a Portfolio's investment objectives and policies, characteristics of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Portfolios, see the SAI.

  PREPARATION FOR THE YEAR 2000. The year 2000 presents issues involving the ability of computer systems to properly recognize the year 2000. The inability to do so could result in major failures or miscalculations. The Fund, through its service providers, relies significantly on computer systems and applications in its daily operations. In addressing the year 2000 issue, the Fund's Adviser is seeking periodic assurances from the Fund's Custodian and Portfolio Managers of their ability to be year 2000 compliant. The Adviser surveyed each of these parties and each has advised the Adviser that it is in the process of its efforts to review and/or remediate year 2000 issues and expects to be ready for systems testing no later than January 1, 1999. Based upon these current representations, the Adviser expects these service providers to be year 2000 compliant, but there can be no assurance that they will succeed.

  For more detailed information concerning the Adviser's year 2000 compliance efforts, see the section entitled "Preparation for the Year 2000" in the accompanying Prospectus for the Separate Account.

  In the event that the Adviser, the Fund's service providers, other financial institutions, others with material relationships with the Fund, or others with which the Fund conducts business fail to be year 2000 compliant, there would be a materially adverse effect on the Fund's operations.

                                 TOTAL RETURN

  The table below presents the total return for each Portfolio that began operations before January, 1998. The total return shown in the table tells you how much an investment in a Portfolio has changed in value year to year. It reflects any net increase or decrease in the share price and assumes that all dividends and distributions were reinvested in additional shares. The total return does not include fees and charges at the Separate Account level under the Variable Contracts or other fees and charges under the Variable Contracts.

                         MONEY    HIGH YIELD  MANAGED  GOVERNMENT    AGGRESSIVE     GROWTH   EQUITY
                        MARKET       BOND      BOND    SECURITIES    EQUITY(7)        LT    INCOME(4)
YEAR ENDED                 %          %          %         %             %            %         %
----------              ------    ---------- --------- ----------    ----------     ------  ---------
12/31/84                   --         --         --        --             --          --        --
12/31/85                   --         --         --        --             --          --        --
12/31/86                   --         --         --        --             --          --        --
12/31/87                   --         --         --        --             --          --        --
12/31/88(1)               5.85       8.30       7.11      6.65            --          --       8.25
12/31/89                  8.73       4.16      14.74     14.61            --          --      29.22
12/31/90                  7.92       0.38       8.52      8.01            --          --      (7.54)
12/31/91                  5.74      24.58      17.03     16.67            --          --      31.42
12/31/92                  3.22      18.72       8.68      7.52            --          --       5.36
12/31/93                  2.58      18.01      11.63     10.79            --          --       8.29
12/31/94(3)               3.76       0.42      (4.36)    (5.10)           --        13.25     (0.28)
12/31/95                  5.54      18.87      19.04     18.81            --        36.75     31.66
12/31/96(6)               5.07      11.31       4.25      2.94           7.86       17.87     19.43
12/31/97                  5.28       9.44       9.92      9.48           3.78       10.96     28.60
Average annual total
 return
 (for all years
 shown)                   5.35      11.13       9.47      8.83           6.64       19.31     14.61
                        MULTI-               BOND AND    EQUITY                    EMERGING
                      STRATEGY(4) EQUITY(5)  INCOME(5)   INDEX    INTERNATIONAL(4) MARKETS
YEAR ENDED                 %          %          %         %             %            %
----------            ----------- ---------  ---------   ------   ---------------- --------
12/31/84                   --        9.80      14.76       --             --          --
12/31/85                   --       30.02      27.61       --             --          --
12/31/86                   --       20.92      21.39       --             --          --
12/31/87                   --        2.18      (2.09)      --             --          --
12/31/88(1)               6.85       7.19       6.37       --           17.69         --
12/31/89                 23.42      30.12      17.04       --           20.51         --
12/31/90                 (1.47)     (2.55)      3.27       --          (13.48)        --
12/31/91(2)              24.03      29.77      24.32     24.88          10.92         --
12/31/92                  5.57       6.30       8.09      6.95          (9.78)        --
12/31/93                  9.25      16.06      19.39      9.38          30.02         --
12/31/94                 (1.50)     (2.87)     (8.36)     1.05           3.01         --
12/31/95                 25.25      23.80      33.71     36.92          10.56         --
12/31/96(6)              12.56      28.03      (0.80)    22.36          21.89       (3.23)
12/31/97                 19.62      18.18      16.32     32.96           9.28       (1.69)
Average annual total
 return
 (for all years
 shown)                  11.93      15.01      12.48     18.75           9.25       (2.80)

--------
(1) Information is for the period from January 4, 1988 (commencement of operations) to December 31, 1988 except as otherwise indicated.
(2) Information for the Equity Index Portfolio is for the period from January 30, 1991 (commencement of operations) to December 31, 1991.
(3) Information for the Growth LT Portfolio is for the period from January 4, 1994 (commencement of operations) to December 31, 1994.
(4) The performance results of the Equity Income and Multi-Strategy Portfolios through December 31, 1993 and of the International Portfolio through December 31, 1996 were achieved by different Portfolio Managers. J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income Portfolio and Multi-Strategy Portfolio on January 1, 1994 and Morgan Stanley began serving as Portfolio Manager of the International Portfolio on June 1, 1997.
(5) The performance results of the Equity Portfolio and the Bond and Income Portfolio are based on the performance of predecessor portfolios (series) of Pacific Corinthian Variable Fund, which began their first full year of operations on January 1, 1984 and were acquired by the Fund on December 31, 1994. Goldman Sachs Assets Management began serving as Portfolio Manager to the Equity and Bond and Income Portfolios on May 1, 1998. Prior to May 1, 1998, a different firm served as Portfolio Manager and achieved the performance results shown through December 31, 1997.
(6) Information for the Aggressive Equity and Emerging Markets Portfolios is for the period from April 1, 1996 (commencement of operations) to December 31, 1996.
(7) Alliance Capital Management L.P. began serving as Portfolio Manager to the Aggressive Equity Portfolio on May 1, 1998. Prior to May 1, 1998, a different firm served as Portfolio Manager and achieved the performance results shown through December 31, 1997.

PRIOR PERFORMANCE OF A COMPARABLE FUND MANAGED BY ALLIANCE CAPITAL

  The table below sets forth the performance data relating to the historical performance of the Alliance Aggressive Stock Portfolio, a series of the Hudson River Trust. The Alliance Aggressive Stock Portfolio is a mutual fund managed by Alliance Capital and has substantially similar investment objectives, policies, and strategies to those of the Aggressive Equity Portfolio. The performance information for the Alliance Aggressive Stock Portfolio is presented in two forms: (1) the first presentation reflects the fees and expenses of the Alliance Aggressive Stock Portfolio and (2) the second presentation uses the gross performance of the Alliance Aggressive Stock Portfolio, which is adjusted to reflect the fees and expenses of the Aggressive Equity Portfolio.

  The investment results presented below are not those of the Fund and are not intended to predict or suggest returns that might be experienced by the Aggressive Equity Portfolio or an individual investor having an interest in the Aggressive Equity Portfolio. These total return figures represent past performance and do not indicate future results which will vary.

  THE FOLLOWING PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION FOR SEPARATE ACCOUNT OR CONTRACT LEVEL CHARGES.

                   TOTAL RETURN FOR THE ALLIANCE AGGRESSIVE
     STOCK PORTFOLIO, THE RUSSELL 2000 INDEX AND THE RUSSELL MIDCAP INDEX


-------------------------------------------------------------------------------------------------------
                                          ALLIANCE AGGRESSIVE STOCK
                           ALLIANCE     PORTFOLIO ADJUSTED TO REFLECT                      RUSSELL
                          AGGRESSIVE           EXPENSES OF THE          RUSSELL 2000        MIDCAP
                       STOCK PORTFOLIO* AGGRESSIVE EQUITY PORTFOLIO**      INDEX+          INDEX++
-------------------------------------------------------------------------------------------------------
                         ANNUAL TOTAL              ANNUAL                  ANNUAL           ANNUAL
         YEAR             RETURN (%)          TOTAL RETURN (%)        TOTAL RETURN (%) TOTAL RETURN (%)
-------------------------------------------------------------------------------------------------------
         1997               10.94                   10.62                  22.36             29.01
         1996               22.20                   21.66(2)               16.49             19.00
         1995               31.63                                          28.44             34.45
         1994               (3.81)                                         (1.82)            (2.09)
         1993               16.77                                          18.89             14.30
         1992               (3.16)                                         18.42             16.34
         1991               86.87                                          46.04             41.51
         1990                8.16                                         (19.52)           (11.50)
         1989               43.50                                          16.24             26.27
         1988                1.13                                          24.91             19.80
         1987                7.30                                          (8.78)             0.23
         1986               35.90(1)                                        4.04(3)          15.60(3)
-------------------------------------------------------------------------------------------------------
      TIME PERIOD       AVERAGE ANNUAL         AVERAGE ANNUAL          AVERAGE ANNUAL   AVERAGE ANNUAL
    (THRU 12/31/97)    TOTAL RETURN (%)       TOTAL RETURN (%)        TOTAL RETURN (%) TOTAL RETURN (%)
-------------------------------------------------------------------------------------------------------
        1 year              10.94                   10.62                  22.36             29.01
        3 years             21.29                                          22.33             27.32
        5 years             14.92                                          16.40             18.23
       10 years             19.00                                          15.75             17.67
  Inception (1/27/86)       19.41                                          12.57(4)          16.06(4)
-------------------------------------------------------------------------------------------------------

(1) Total return for 1986 is rounded to the nearest tenth of a percent.

(2) Aggressive Equity Portfolio began operations on April 1, 1996. Expenses used in calculating adjusted annual total return for 1996 were annualized.

(3) Total return is for the period 2/1/86 through 12/31/86.

(4) Average annual total return is for the period 2/1/86 through 12/31/97.

* Returns reflect the investment advisory fees and operating expenses of the Alliance Aggressive Stock Portfolio.

**  Returns reflect expenses for each year.

+ The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (an index comprised of the 3,000 largest companies in terms of market capitalization), which represents approximately 10% of the total market capitalization of the Russell 3000 Index. As of December 31, 1997, the dollar weighted average market capitalization of the Russell 2000 Index was approximately $820 million and the dollar weighted median market capitalization was approximately $750 million. For purposes of calculating total return, dividends declared by any company in the Russell 2000 Index are reinvested on the ex-dividend date. The Russell 2000 Index is unmanaged.

++ The Russell Midcap Index measures the performance of the 800 smallest companies of the Russell 1000 Index (an index comprised of the 1,000 largest companies in the Russell 3000 Index in terms of market capitalization), which represents approximately 35% of the total market capitalization of the Russell 1000 Index. As of December 31, 1997, the dollar weighted average market capitalization of the Russell Midcap Index was approximately $5 billion and the dollar weighted median capitalization was approximately $4.4 billion. For purposes of calculating total return, dividends declared by any company in the Russell Midcap Index are reinvested on the ex-dividend date. The Russell Midcap Index is unmanaged.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY GOLDMAN SACHS

  The table below sets forth the performance data relating to the historical performance of the Goldman Sachs CORE Large Cap Growth Composite
("Composite").

  Each account represented in the Composite is managed by Goldman Sachs and has substantially similar investment objectives, policies, and strategies to those of the Equity Portfolio. The Composite currently consists of 8 accounts, including 6 advisory accounts and 2 mutual funds. In prior years, the Composite consisted of less advisory accounts and no mutual funds. The performance information for the Composite is presented in two forms: (1) the first presentation reflects the average fees and expenses charged to the accounts in the Composite and (2) the second presentation uses the gross performance of the Composite as adjusted to reflect the fees and expenses of the Equity Portfolio. The expenses shown for the Composite in the first presentation include investment advisory fees; expenses do not include the expense for custody (or other expenses for mutual funds), which if included, could lessen performance and which are expenses the Portfolio bears. The average fees for the Composite from January 1995 through December 1997 are estimated. The Composite performance figures also reflect the inclusion of any dividends and interest income received, the deductions of any brokerage commissions, and other related portfolio transaction expenses which are generally reflected as part of the cost of a security.

  The Composite data was calculated using the methodology recommended by the Association for Investment Management and Research ("AIMR"), retroactively applied to all time periods. Accounts under Goldman Sachs' management are included in the Composite the month after operations commence. To determine Composite values, the beginning market value of each comparable account is divided by the sum of the market values of all comparable accounts, which results in a percentage number. The percentage number is multiplied by each comparable account's rate of return. The sum of all accounts for the comparable accounts results in a dollar-weighted composite return. The Composite investment results are unaudited.

  Because of the differences in computation methods, such as the method or frequency of reinvesting dividends or measuring gains, the data for the comparable accounts shown below may not be precisely comparable to performance data for a mutual fund. In addition, the performance data for the advisory accounts included in the Composite may not be representative of the Equity Portfolio because those accounts are not subject to the obligation to redeem shares upon request and to meet diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the performance. In addition, if the asset size of the comparable accounts varies from that of the Equity Portfolio, this might reduce the comparability of the Equity Portfolio's performance to that of the comparable accounts. Moreover, the Equity Portfolio's current and future investments are not and will not necessarily be identical to those of the comparable accounts. Investors should also be aware that the use of a methodology different from that used to calculate these Composite returns could result in different performance data.

  The investment results presented below are not those of the Fund and are not intended to predict or suggest returns that might be experienced by the Equity Portfolio or an individual investor having an interest in the Equity Portfolio. These total return figures represent past performance and do not indicate future results, which will vary.

  THE FOLLOWING PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION FOR SEPARATE ACCOUNT OR CONTRACT LEVEL CHARGES.

               TOTAL RETURN FOR THE GOLDMAN SACHS CORE LARGE CAP
              GROWTH COMPOSITE AND THE RUSSELL 1000 GROWTH INDEX


------------------------------------------------------------------------------------------
                                                   GOLDMAN SACHS CORE
                                               LARGE CAP GROWTH COMPOSITE
                                                  ADJUSTED TO REFLECT
                       GOLDMAN SACHS CORE        EXPENSES OF THE EQUITY     RUSSELL 1000
                   LARGE CAP GROWTH COMPOSITE*        PORTFOLIO**          GROWTH INDEX+
------------------------------------------------------------------------------------------
                             ANNUAL                      ANNUAL                ANNUAL
       YEAR             TOTAL RETURN (%)            TOTAL RETURN (%)      TOTAL RETURN (%)
------------------------------------------------------------------------------------------
     1997                     32.46                      32.41                 30.49
     1996                     29.37                      29.26                 23.12
     1995                     38.11                      37.98                 37.19
     1994                      7.44                       7.02                  0.60
     1993                     12.09                      11.72                  0.87
     1992                      0.33                      (0.10)                  N/A
------------------------------------------------------------------------------------------
    TIME PERIOD          AVERAGE ANNUAL              AVERAGE ANNUAL        AVERAGE ANNUAL
  (THRU 12/31/97)       TOTAL RETURN (%)            TOTAL RETURN (%)      TOTAL RETURN (%)
------------------------------------------------------------------------------------------
    1 year                    32.46                      32.41                 30.49
   3 years                    33.26                      33.19                 30.11
   5 years                    23.31                      23.15                 18.40
  Inception
   (12/1/91)                  21.55                      21.37                 17.54
------------------------------------------------------------------------------------------

* Returns reflect the average investment advisory fees and expenses charged to the accounts in the Composite. Expenses do not include the expenses for custody (or other expenses for mutual funds), which if included, could lessen performance and which are expenses the Equity Portfolio bears.

** Returns reflect expenses for each year.

+ The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values than other companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies of the Russell 3000 Index, an index that measures the performance of the largest 3,000 companies in terms of market capitalization. For purposes of calculating total return, dividends declared by any company in the Russell 1000 Growth Index are reinvested on the ex-dividend date. The Russell 1000 Growth Index is unmanaged.

                                   APPENDIX

DESCRIPTION OF BOND RATINGS

  Corporate Bonds: Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Bonds rated AA by Standard & Poor's are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

  Bonds rated A by Standard & Poor's, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

  The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

  Moody's Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated Caa by Moody's are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody's to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody's bond ratings, are regarded by Moody's as having extremely poor prospects.

  Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  A bond rated BB, B, CCC, and CC by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

  Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

  Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements;
(ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating,
(iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

                         [LOGO OF PACIFIC SELECT FUND]

                              PACIFIC SELECT FUND

           INVESTMENT ADVISER            Pacific Investment Management Company
     Pacific Life Insurance Company       840 Newport Center Drive, Suite 360
        700 Newport Center Drive            Newport Beach, California 92660
          Post Office Box 9000
    Newport Beach, California 92660       Morgan Stanley Asset Management Inc.
                                              1221 Avenue of the Americas
           PORTFOLIO MANAGERS                   New York, New York 10020
         Bankers Trust Company
           130 Liberty Street                         DISTRIBUTOR
        New York, New York 10006           Pacific Mutual Distributors, Inc.
                                                  Member: NASD & SIPC
     Blairlogie Capital Management              700 Newport Center Drive
               4th Floor                             P.O. Box 9000
           125 Princes Street               Newport Beach, California 92660
      Edinburgh EH2 4AD, Scotland

                                                       CUSTODIAN
    Alliance Capital Management L.P.       Investors Fiduciary Trust Company
      1345 Avenue of the Americas                   801 Pennsylvania
        New York, New York 10105              Kansas City, Missouri 64105


     Goldman Sachs Asset Management                     AUDITORS
           One New York Plaza                    Deloitte & Touche LLP
        New York, New York 10004                 695 Town Center Drive

                                                       Suite 1200
       Janus Capital Corporation              Costa Mesa, California 92626
          100 Fillmore Street
      Denver, Colorado 80206-4928                       COUNSEL
                                                 Dechert Price & Rhoads
 J.P. Morgan Investment Management Inc.          1775 Eye Street, N.W.
            522 Fifth Avenue                  Washington, D.C. 20006-2401
        New York, New York 10036

Prospectus dated May 1, 1998

                                                     PACIFIC SELECT FUND

[LOGO OF PACIFIC SELECT FUND]                      700 NEWPORT CENTER DRIVE
                                                    NEWPORT BEACH, CA 92660



  Pacific Select Fund (the "Fund") is a mutual fund that currently offers separate portfolios (each a "Portfolio"). This Prospectus describes eleven Portfolios of the Fund. The Portfolios serve as the investment medium for variable life insurance policies and variable annuity contracts (the "Variable Contracts") issued or administered by Pacific Life Insurance Company ("Pacific Life" or the "Adviser", formerly known as Pacific Mutual Life Insurance Company). You can instruct Pacific Life to allocate cash value under your Variable Contract to investment options funded by an account known as a "Separate Account," which invests in the Portfolios. Your allocation rights are described in the accompanying Prospectus for the Separate Account.

  The eleven Portfolios of the Fund are as follows:

      The Money Market Portfolio*             The Multi-Strategy
          The High Yield Bond                      Portfolio
               Portfolio                     The Equity Portfolio
       The Managed Bond Portfolio             The Bond and Income
       The Government Securities                   Portfolio
               Portfolio                  The Equity Index Portfolio
        The Growth LT Portfolio                The International
      The Equity Income Portfolio                  Portfolio

  This Prospectus contains information about the investment objective and policies of each Portfolio and related information. You should carefully consider a Portfolio's investment objective and policies and potential risks before investing.

  THE FUND'S SHARES INVOLVE INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL, AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE FUND'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information ("SAI"), dated May 1, 1998 containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and may be obtained by writing to the Fund at the address printed above or calling the Fund at (800) 800-7681. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.

--------

* Investment in the Money Market Portfolio (or in any other Portfolio) is neither insured nor guaranteed by the U.S. Government.

                               ----------------
   THIS  PROSPECTUS SHOULD BE  READ IN CONJUNCTION  WITH THE PROSPECTUS  OF
       THE SEPARATE  ACCOUNT, WHICH  ACCOMPANIES THIS  PROSPECTUS. BOTH
           PROSPECTUSES SHOULD BE  READ CAREFULLY  AND RETAINED FOR
              FUTURE REFERENCE.

                               ----------------
 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION NOR HAS  THE COMMISSION PASSED UPON THE ACCURACY
     OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO  THE CONTRARY
       IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUND'S PORTFOLIOS AT A GLANCE..........................................   1
CONDENSED FINANCIAL INFORMATION............................................   1
THE PORTFOLIOS: INVESTMENT OBJECTIVES AND POLICIES.........................   4
  General..................................................................   4
  Money Market Portfolio...................................................   4
  High Yield Bond Portfolio................................................   5
  Managed Bond Portfolio...................................................   6
  Government Securities Portfolio..........................................   7
  Growth LT Portfolio......................................................   8
  Equity Income Portfolio..................................................   9
  Multi-Strategy Portfolio.................................................  10
  Equity Portfolio.........................................................  10
  Bond and Income Portfolio................................................  11
  Equity Index Portfolio...................................................  12
  International Portfolio..................................................  13
  All Portfolios: Diversification and Changes in Policies..................  14
SECURITIES AND INVESTMENT TECHNIQUES.......................................  15
  Derivatives..............................................................  15
  Mortgage-Related Securities..............................................  15
  High Yield Bonds.........................................................  17
  Variable and Floating Rate Securities....................................  18
  Small Capitalization Stocks..............................................  18
  Borrowing................................................................  19
  Illiquid and Restricted Securities.......................................  19
  Precious Metals-Related Securities.......................................  19
  Foreign Securities.......................................................  20
  Forward Foreign Currency Contracts.......................................  21
  Options..................................................................  21
  Foreign Currency Options.................................................  22
  Swap Agreements and Options on Swap Agreements...........................  22
  Spread Transactions......................................................  23
  Futures Contracts and Futures Options....................................  23
ORGANIZATION AND MANAGEMENT OF THE FUND....................................  24
MORE ON THE FUND'S SHARES..................................................  30
OTHER INFORMATION ABOUT THE FUND...........................................  32
TOTAL RETURN...............................................................  34
  Prior Performance of Comparable Accounts Managed by Goldman Sachs........  35
APPENDIX...................................................................  37
  Description of Bond Ratings..............................................  37

                       THE FUND'S PORTFOLIOS AT A GLANCE

  A summary of the highlights of Pacific Select Fund's Portfolios appears below. THIS CHART IS ONLY A SUMMARY. YOU SHOULD ALSO READ THE COMPLETE DESCRIPTIONS OF EACH PORTFOLIO'S INVESTMENT OBJECTIVES AND POLICIES, WHICH BEGINS ON PAGE 4, AND RELATED INFORMATION. Pacific Life as investment adviser to the Fund has retained other investment advisory firms as Portfolio Managers for nine of the Portfolios of the Fund.

                                                       PRIMARY INVESTMENTS
    PORTFOLIO               OBJECTIVE              (UNDER NORMAL CIRCUMSTANCES)      PORTFOLIO MANAGER
 ----------------------------------------------------------------------------------------------------------
 Money Market    Current income consistent         Highest quality money         Pacific Life
                 with preservation of capital      market instruments
----------------------------------------------------------------------------------------------------------
 High Yield Bond High level of current income      Intermediate and long-        Pacific Life
                                                   term, high-yielding,
                                                   lower and medium quality
                                                   (high risk) fixed-income
                                                   securities
----------------------------------------------------------------------------------------------------------
 Managed Bond    Maximize total return             Investment grade              Pacific Investment
                 consistent with prudent           marketable debt               Management Company
                 investment management             securities. Will
                                                   normally maintain an
                                                   average portfolio
                                                   duration of 3-7 years
----------------------------------------------------------------------------------------------------------
 Government      Maximize total return             U.S. Government               Pacific Investment
  Securities     consistent with prudent           securities including          Management Company
                 investment management             futures and options
                                                   thereon and high-grade
                                                   corporate debt
                                                   securities. Will
                                                   normally maintain an
                                                   average portfolio
                                                   duration of 3-7 years
----------------------------------------------------------------------------------------------------------
 Growth LT       Long-term growth of capital       Common stock                  Janus Capital Corporation
                 consistent with the
                 preservation of capital
----------------------------------------------------------------------------------------------------------
 Equity Income   Long-term growth of capital       Dividend paying common        J.P. Morgan Investment
                 and income                        stock                         Management Inc.
----------------------------------------------------------------------------------------------------------
 Multi-Strategy  High total return                 Equity and fixed income       J.P. Morgan Investment
                                                   securities                    Management Inc.
----------------------------------------------------------------------------------------------------------
 Equity          Capital appreciation              Common stocks and             Goldman Sachs
                                                   securities convertible        Asset Management
                                                   into or exchangeable for
                                                   common stocks
----------------------------------------------------------------------------------------------------------
 Bond and        Provide total return and income   Investment grade debt         Goldman Sachs
  Income         consistent with prudent           securities. Will              Asset Management
                 investment management             normally maintain an
                                                   average portfolio
                                                   duration within one-half
                                                   year of a long term bond
                                                   index.
----------------------------------------------------------------------------------------------------------
 Equity Index    Provide investment results that   Stocks included in the        Bankers Trust Company
                 correspond to the total return    S&P 500
                 performance of common stocks
                 publicly traded in the U.S.
----------------------------------------------------------------------------------------------------------
 International   Long-term capital                 Equity securities of          Morgan Stanley
                 appreciation                      corporations domiciled        Asset Management Inc.
                                                   outside the United
                                                   States
----------------------------------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION

  The following tables present condensed financial information about each Portfolio of the Fund. The tables present historical information based upon a single share outstanding through each fiscal year. The information in the tables for the years 1993 through 1997 is included and can be read in conjunction with the Fund's financial statements, which are in the Fund's Annual Report dated as of December 31, 1997. These financial statements have been audited by Deloitte & Touche LLP, independent auditors, except for information with respect to the Equity Portfolio and Bond and Income Portfolio for years prior to 1994, which was audited by other independent auditors. The Annual Report, which is available without charge, contains more information about the Fund's performance.

                              FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                   INVESTMENT ACTIVITIES           DISTRIBUTIONS                         RATIOS/SUPPLEMENTAL DATA
               ---------------------------- -------------------------- -------------------------------------------------------------
                                                                                                               RATIO
                                                                                                              OF NET          AVER-
                        NET                                                                                   INVEST-         AGE
        NET           REALIZED              DIVIDENDS                                                          MENT           COM-
       ASSET            AND                  (FROM                      NET                NET      RATIO OF  INCOME  PORT-   MIS-
       VALUE,   NET   UNREALIZED   TOTAL       NET                     ASSET              ASSETS,   EXPENSES    TO    FOLIO   SIONS
YEAR   BEGIN-  INVEST-  GAIN       FROM      INVEST-  FROM      TOTAL  VALUE,             END OF   TO AVERAGE AVERAGE TURN-   PAID
ENDED  NING OF  MENT  (LOSS) ON  INVESTMENT   MENT   CAPITAL   DISTRI- END OF    TOTAL   PERIOD (IN   NET      NET    OVER    PER
12/31  PERIOD  INCOME SECURITIES OPERATIONS  INCOME)  GAINS    BUTION  PERIOD  RETURN(7) THOUSANDS) ASSETS    ASSETS  RATE    SHARE
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
1997     $10.04 $0.51  $ 0.01     $0.52       $0.50   $0.00     $0.50   $10.06   5.28%    $451,505  0.44%      5.17%   N/A     N/A
1996      10.02  0.47    0.02      0.49        0.47    0.00      0.47    10.04   5.07%     322,193  0.50%      4.93%   N/A     N/A
1995      10.03  0.54    0.00      0.54        0.55    0.00      0.55    10.02   5.54%      95,949  0.53%      5.41%   N/A     N/A
1994       9.99  0.33    0.04      0.37        0.33    0.00      0.33    10.03   3.76%      94,150  0.64%      3.94%   N/A     N/A
1993       9.96  0.23    0.03      0.26        0.23    0.00      0.23     9.99   2.58%      33,910  0.65%      2.56%   N/A     N/A
1992       9.94  0.29    0.02      0.31        0.29    0.00      0.29     9.96   3.22%      23,905  0.65%      3.13%   N/A     N/A
1991       9.94  0.56    0.00      0.56        0.56    0.00      0.56     9.94   5.74%      14,502  0.65%      5.53%   N/A     N/A
1990       9.82  0.79   (0.03)     0.76        0.64    0.00      0.64     9.94   7.92%      15,401  0.65%      7.57%   N/A     N/A
1989       9.81  0.82    0.01      0.83        0.82    0.00      0.82     9.82   8.73%       4,252  1.00%      8.38%   N/A     N/A
1988(1)   10.00  0.58   (0.01)     0.57        0.76    0.00      0.76     9.81   5.85%       3,913  1.65%*     6.04%*  N/A     N/A
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO
1997     $ 9.94 $0.78  $ 0.12     $0.90       $0.77   $0.09     $0.86   $ 9.98   9.44%    $311,125  0.65%      7.89%  103.19%  N/A
1996       9.79  0.79    0.25      1.04        0.79    0.10      0.89     9.94  11.31%     184,744  0.71%      8.28%  120.06%  N/A
1995       8.91  0.76    0.88      1.64        0.76    0.00      0.76     9.79  18.87%      84,425  0.77%      8.51%  127.31%  N/A
1994       9.67  0.73   (0.70)     0.03        0.73    0.06      0.79     8.91   0.42%      25,338  0.88%      8.13%  141.86%  N/A
1993       9.24  0.86    0.77      1.63        0.86    0.34      1.20     9.67  18.01%      16,017  0.75%      8.37%  185.83%  N/A
1992       8.54  0.87    0.69      1.56        0.86    0.00      0.86     9.24  18.72%      14,152  0.75%      9.46%  186.23%  N/A
1991       7.84  0.91    0.95      1.86        0.91    0.25      1.16     8.54  24.58%      10,356  0.75%     10.77%  149.20%  N/A
1990       8.90  1.04   (1.01)     0.03        1.04    0.05      1.09     7.84   0.38%       8,288  0.75%     12.02%   69.59%  N/A
1989       9.72  1.20   (0.79)     0.41        1.23    0.00      1.23     8.90   4.16%       8,208  0.95%     12.48%  121.76%  N/A
1988(1)   10.00  1.07   (0.26)     0.81        0.99    0.10      1.09     9.72   8.30%       7,871  1.65%*    10.63%*  69.14%  N/A
-----------------------------------------------------------------------------------------------------------------------------------
MANAGED BOND PORTFOLIO
1997     $10.75 $0.59  $ 0.44     $1.03       $0.60   $0.04     $0.64   $11.14   9.92%    $468,575  0.66%      5.72%  230.87%  N/A
1996      11.10  0.59   (0.15)     0.44        0.57    0.22      0.79    10.75   4.25%     260,270  0.71%      5.71%  386.16%  N/A
1995       9.90  0.65    1.19      1.84        0.64    0.00      0.64    11.10  19.04%     126,992  0.76%      6.04%  191.39%  N/A
1994      10.89  0.50   (0.98)    (0.48)       0.50    0.01      0.51     9.90  (4.36)%     53,219  0.84%      5.04%  127.95%  N/A
1993      10.62  0.52    0.70      1.22        0.52    0.43      0.95    10.89  11.63%      43,116  0.75%      4.74%  163.11%  N/A
1992      10.79  0.68    0.23      0.91        0.67    0.41      1.08    10.62   8.68%      26,406  0.75%      6.39%   89.55%  N/A
1991      10.35  0.82    0.88      1.70        0.82    0.44      1.26    10.79  17.03%      16,645  0.75%      7.74%   80.96%  N/A
1990      10.43  0.85   (0.01)     0.84        0.85    0.07      0.92    10.35   8.52%      12,412  0.75%      8.32%   68.79%  N/A
1989       9.99  0.86    0.56      1.42        0.86    0.12      0.98    10.43  14.74%      11,371  0.91%      8.36%  115.89%  N/A
1988(1)   10.00  0.68    0.03      0.71        0.62    0.10      0.72     9.99   7.11%       9,031  1.69%*     6.76%* 209.49%  N/A
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO
1997     $10.38 $0.53  $ 0.42     $0.95       $0.55   $0.00     $0.55   $10.78   9.48%    $129,900  0.66%      5.39%  203.01%  N/A
1996      10.84  0.56   (0.27)     0.29        0.53    0.22      0.75    10.38   2.94%      97,542  0.72%      5.33%  307.13%  N/A
1995       9.64  0.58    1.19      1.77        0.57    0.00      0.57    10.84  18.81%      59,767  0.82%      5.58%  298.81%  N/A
1994      10.64  0.44   (0.99)    (0.55)       0.44    0.01      0.45     9.64  (5.10)%     21,489  0.88%      4.29%  232.99%  N/A
1993      10.48  0.34    0.78      1.12        0.34    0.62      0.96    10.64  10.79%      23,584  0.75%      3.15%  402.37%  N/A
1992      10.55  0.51    0.27      0.78        0.51    0.34      0.85    10.48   7.52%      17,701  0.75%      4.95%  212.31%  N/A
1991      10.07  0.69    0.93      1.62        0.71    0.43      1.14    10.55  16.67%      10,841  0.75%      6.90%  110.74%  N/A
1990      10.22  0.79   (0.02)     0.77        0.78    0.14      0.92    10.07   8.01%       7,469  0.75%      7.87%   45.99%  N/A
1989       9.82  0.84    0.56      1.40        0.84    0.16      1.00    10.22  14.61%       6,428  0.98%      8.22%  151.10%  N/A
1988(1)   10.00  0.65    0.01      0.66        0.65    0.19      0.84     9.82   6.65%       5,523  1.77%*     6.42%* 284.30%  N/A
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH LT PORTFOLIO
1997     $16.50 $0.16  $ 1.51     $1.67       $0.09   $0.77     $0.86   $17.31  10.96%    $677,147  0.82%      0.52%  145.17% $0.046
1996      14.12  0.14    2.37      2.51        0.13    0.00      0.13    16.50  17.87%     438,154  0.87%      0.74%  147.02%  0.045
1995      11.11  0.10    3.96      4.06        0.10    0.95      1.05    14.12  36.75%     200,785  0.94%      0.90%  165.83%  0.052
1994(3)   10.00  0.10    1.21      1.31        0.12    0.08      0.20    11.11  13.25%      49,374  1.08%*     1.32%* 257.20%  N/A
-----------------------------------------------------------------------------------------------------------------------------------

                                                   (continued on next page)

------------------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT ACTIVITIES                                DISTRIBUTIONS
                                       -------------------------------------     ---------------------------------------------------
                                                       NET
                           NET                     REALIZED AND     TOTAL         DIVIDENDS
                        ASSET VALUE,       NET      UNREALIZED      FROM          (FROM NET       FROM        RETURN
YEAR ENDED              BEGINNING OF   INVESTMENT   GAIN (LOSS)  INVESTMENT       INVESTMENT     CAPITAL        OF          TOTAL
12/31                     PERIOD         INCOME    ON SECURITIES  OPERATIONS       INCOME)        GAINS       CAPITAL   DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO(2)(5)

1997                       $20.45         $0.20       $ 5.35        $ 5.55           $0.20         $1.33      $0.00        $1.53
1996                        18.21          0.24         3.15          3.39            0.24          0.91       0.00         1.15
1995                        14.05          0.26         4.16          4.42            0.26          0.00       0.00         0.26
1994                        15.52          0.20        (0.25)        (0.05)           0.20          1.22       0.00         1.42
1993                        15.11          0.26         0.98          1.24            0.26          0.57       0.00         0.83
1992                        14.74          0.19         0.59          0.78            0.19          0.22       0.00         0.41
1991                        11.64          0.32         3.28          3.60            0.32          0.18       0.00         0.50
1990                        13.11          0.32        (1.30)        (0.98)           0.32          0.17       0.00         0.49
1989                        10.68          0.17         2.94          3.11            0.30          0.38       0.00         0.68
1988(1)                     10.00          0.12         0.70          0.82            0.12          0.02       0.00         0.14
------------------------------------------------------------------------------------------------------------------------------------

MULTI-STRATEGY PORTFOLIO(2)(5)

1997                       $14.75         $0.50       $ 2.23        $ 2.73           $0.50         $0.80      $0.00        $1.30
1996                        14.20          0.48         1.20          1.68            0.48          0.65       0.00         1.13
1995                        11.73          0.45         2.47          2.92            0.45          0.00       0.00         0.45
1994                        12.66          0.32        (0.51)        (0.19)           0.32          0.42       0.00         0.74
1993                        12.18          0.35         0.77          1.12            0.35          0.29       0.00         0.64
1992                        11.99          0.37         0.27          0.64            0.37          0.08       0.00         0.45
1991                        10.14          0.46         1.93          2.39            0.45          0.09       0.00         0.54
1990                        10.84          0.51        (0.66)        (0.15)           0.48          0.07       0.00         0.55
1989                        10.35          0.57         1.82          2.39            0.59          1.31       0.00         1.90
1988(1)                     10.00          0.34         0.34          0.68            0.32          0.01       0.00         0.33
------------------------------------------------------------------------------------------------------------------------------------

EQUITY PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE FUND)(10)

1997                       $21.07         $0.14       $ 3.58        $ 3.72           $0.13         $0.77      $0.00        $0.90
1996                        17.52          0.02         4.71          4.73            0.02          1.16       0.00         1.18
1995                        14.20          0.05         3.33          3.38            0.06          0.00       0.00         0.06
1994                        14.94          0.32        (0.74)        (0.42)           0.32          0.00       0.00         0.32
1993                        14.39          0.22         1.90          2.12            0.22          0.81       0.54         1.57
1992                        14.83          0.19         0.49          0.68            0.19          0.93       0.00         1.12
1991                        11.71          0.33         3.12          3.45            0.33          0.00       0.00         0.33
1990                        12.59          0.56        (0.88)        (0.32)           0.56          0.00       0.00         0.56
1989                        10.37          0.82         2.23          3.05            0.83          0.00       0.00         0.83
1988                        10.23          0.56         0.14          0.70            0.56          0.00       0.00         0.56
------------------------------------------------------------------------------------------------------------------------------------

BOND AND INCOME PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE
FUND)(10)

1997                       $12.05         $0.80       $ 1.05        $ 1.85           $0.76         $0.17      $0.00        $0.93
1996                        13.02          0.79        (0.94)        (0.15)           0.79          0.03       0.00         0.82
1995                        10.42          0.82         2.59          3.41            0.81          0.00       0.00         0.81
1994                        13.05          0.83        (1.87)        (1.04)           0.83          0.53       0.23         1.59
1993                        11.70          0.87         1.35          2.22            0.87(8)       0.00       0.00         0.87
1992                        11.69          0.89         0.01          0.90            0.89          0.00       0.00         0.89
1991                        10.27          0.93         1.42          2.35            0.93          0.00       0.00         0.93
1990                        10.93          0.97        (0.66)         0.31            0.97          0.00       0.00         0.97
1989                        10.40          1.00         0.69          1.69            1.00          0.16       0.00         1.16
1988                        10.75          1.01        (0.35)         0.66            1.01          0.00       0.00         1.01
------------------------------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO(2)

1997                       $20.42         $0.37        $6.13         $6.50           $0.37         $0.84      $0.00        $1.21
1996                        17.45          0.37         3.42          3.79            0.37          0.45       0.00         0.82
1995                        13.02          0.34         4.43          4.77            0.34          0.00       0.00         0.34
1994                        13.24          0.30        (0.18)         0.12            0.30          0.04       0.00         0.34
1993                        12.43          0.29         0.86          1.15            0.29          0.05       0.00         0.34
1992                        11.98          0.29         0.53          0.82            0.29          0.08       0.00         0.37
1991(4)                     10.00          0.30         2.16          2.46            0.30          0.18       0.00         0.48
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO(2)(6)

1997                       $15.40         $0.41       $ 1.00        $ 1.41           $0.29         $0.31      $0.00        $0.60
1996                        12.93          0.28         2.54          2.82            0.23          0.12       0.00         0.35
1995                        11.94          0.33         0.91          1.24            0.25          0.00       0.00         0.25
1994                        12.09          0.07         0.30          0.37            0.07          0.45       0.00         0.52
1993                         9.38          0.09         2.73          2.82            0.11(9)       0.00       0.00         0.11
1992                        10.59          0.15        (1.19)        (1.04)           0.17          0.00       0.00         0.17
1991                         9.72          0.13         0.94          1.07            0.17          0.03       0.00         0.20
1990                        12.44          0.16        (1.84)        (1.68)           0.16          0.88       0.00         1.04
1989                        11.29          0.02         2.30          2.32            0.06          1.11       0.00         1.17
1988(1)                     10.00          0.09         1.66          1.75            0.06          0.40       0.00         0.46
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                        RATIOS/SUPPLEMENTAL DATA
                        -----------------------------------------------------------------------------------------
                                                                             RATIO OF
                                                                               NET
                        NET ASSET               NET ASSETS,     RATIO OF    INVESTMENT                 AVERAGE
                         VALUE,                   END OF      EXPENSES TO    INCOME TO    PORTFOLIO  COMMISSIONS
YEAR ENDED               END OF     TOTAL         PERIOD      AVERAGE NET     AVERAGE     TURNOVER    PAID PER
12/31                    PERIOD    RETURN (7) (IN THOUSANDS)     ASSETS     NET ASSETS      RATE        SHARE
-----------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO(2)(5)

1997                     $24.47    28.60%        $806,112        0.70%         0.91%        105.93%      $0.045
1996                      20.45    19.43%         429,262        0.75%         1.31%         94.95%       0.048
1995                      18.21    31.66%         206,653        0.83%         1.59%         86.47%       0.048
1994                      14.05    (0.28)%         75,083        0.94%         1.39%        134.57%         N/A
1993                      15.52     8.29%          33,356        0.75%         1.74%         27.67%         N/A
1992                      15.11     5.36%          22,021        0.75%         1.39%         18.52%         N/A
1991                      14.74    31.42%          12,117        0.76%         2.49%         17.43%         N/A
1990                      11.64    (7.54)%          5,974        0.75%         2.67%         17.63%         N/A
1989                      13.11    29.22%           5,449        1.02%         2.52%         24.89%         N/A
1988(1)                   10.68     8.25%           3,292        2.45%*        1.21%*         8.15%         N/A
-----------------------------------------------------------------------------------------------------------------

MULTI-STRATEGY PORTFOLIO(2)(5)

1997                     $16.18    19.62%        $367,128        0.71%         3.25%         71.89%      $0.045
1996                      14.75    12.56%         225,619        0.78%         3.37%        132.94%       0.048
1995                      14.20    25.25%         134,501        0.84%         3.49%        176.45%       0.048
1994                      11.73    (1.50)%         79,147        0.94%         2.78%        187.40%         N/A
1993                      12.66     9.25%          41,448        0.75%         3.01%         27.87%         N/A
1992                      12.18     5.57%          19,931        0.75%         3.36%         16.52%         N/A
1991                      11.99    24.03%          10,454        0.75%         4.30%         11.24%         N/A
1990                      10.14    (1.47)%          4,559        0.75%         4.77%         26.04%         N/A
1989                      10.84    23.42%           3,120        1.10%         4.38%         19.67%         N/A
1988(1)                   10.35     6.85%           4,111        2.20%*        3.33%*        22.30%         N/A
-----------------------------------------------------------------------------------------------------------------

EQUITY PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE FUND)(10)

1997                     $23.89    18.18%        $318,143        0.70%         0.59%        159.88%      $0.060
1996                      21.07    28.03%         207,897        0.74%         0.05%         90.98%       0.060
1995                      17.52    23.80%         108,136        0.80%         0.27%        226.45%       0.060
1994                      14.20    (2.87)%         73,125        0.96%         2.19%        178.63%         N/A
1993                      14.94    16.06%          84,791        0.93%         1.52%        229.77%         N/A
1992                      14.39     6.30%          81,902        0.93%         1.30%        242.37%         N/A
1991                      14.83    29.77%         107,366        0.91%         2.52%        449.75%         N/A
1990                      11.71    (2.55)%        178,191        0.86%         4.63%        541.61%         N/A
1989                      12.59    30.12%         239,478        0.74%         7.01%        621.45%         N/A
1988                      10.37     7.19%         233,020        0.69%         5.41%        402.26%         N/A
-----------------------------------------------------------------------------------------------------------------

BOND AND INCOME PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE
FUND)(10)

1997                     $12.97    16.32%        $112,507        0.66%         6.62%         15.32%         N/A
1996                      12.05    (0.80)%         81,810        0.71%         6.74%         26.50%         N/A
1995                      13.02    33.71%          56,853        0.80%         6.93%         51.84%         N/A
1994                      10.42    (8.36)%         34,078        0.93%         7.25%         31.97%         N/A
1993                      13.05    19.39%          43,223        0.84%         6.86%         41.92%         N/A
1992                      11.70     8.09%          42,731        0.85%         7.67%         21.99%         N/A
1991                      11.69    24.32%          59,323        0.78%         8.70%        131.40%         N/A
1990                      10.27     3.27%         107,921        0.73%         9.35%         43.52%         N/A
1989                      10.93    17.04%         146,310        0.61%         9.30%        108.64%         N/A
1988                      10.40     6.37%         161,208        0.61%        10.05%         50.49%         N/A
-----------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO(2)

1997                     $25.71    32.96%        $874,136        0.23%         1.61%          2.58%      $0.022
1996                      20.42    22.36%         393,412        0.31%         2.05%         20.28%       0.024
1995                      17.45    36.92%         137,519        0.42%         2.26%          7.52%       0.026
1994                      13.02     1.05%          40,612        0.51%         2.37%          2.02%         N/A
1993                      13.24     9.38%          33,836        0.50%         2.34%          1.15%         N/A
1992                      12.43     6.95%          23,030        0.50%         2.53%          3.52%         N/A
1991(4)                   11.98    24.88%          15,205        0.50%*        3.03%*         4.26%         N/A
-----------------------------------------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO(2)(6)

1997                     $16.21     9.28%        $764,036        1.02%         1.81%         84.34%      $0.004
1996                      15.40    21.89%         454,019        1.07%         2.28%         20.87%       0.001
1995                      12.93    10.56%         182,199        1.12%         1.87%         16.07%       0.018
1994                      11.94     3.01%          75,971        1.22%         1.28%         52.22%         N/A
1993                      12.09    30.02%          30,574        1.04%         0.92%         46.48%         N/A
1992                       9.38    (9.78)%         19,402        1.05%         1.43%         38.99%         N/A
1991                      10.59    10.92%          18,239        1.04%         1.19%         69.71%         N/A
1990                       9.72   (13.48)%         14,266        1.05%         1.48%         69.24%         N/A
1989                      12.44    20.51%          15,735        1.20%         0.14%         94.35%         N/A
1988(1)                   11.29    17.69%          13,980        1.69%*        0.84%*        62.48%         N/A
-----------------------------------------------------------------------------------------------------------------

                                                        (continued on next page)

--------
 (1) Information is for the period from January 4, 1988 (commencement of operations) to December 31, 1988.

 (2) The ratios of expenses to average net assets for the years prior to 1994 have been restated for comparative purposes to reflect expenses exclusive of foreign taxes on dividends which are reflected as a component of dividend income.

 (3) Information is for the period from January 4, 1994 (commencement of operations) to December 31, 1994.

 (4) Information is for the period from January 30, 1991 (commencement of operations) to December 31, 1991.

 (5) J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income and Multi-Strategy Portfolios on January 1, 1994. Prior to January 1, 1994, a different firm served as Portfolio Manager.

 (6) Morgan Stanley began serving as Portfolio Manager to the International Portfolio on June 1, 1997. Prior to June 1, 1997, different firms served as Portfolio Manager.

 (7) Total return includes reinvestment of dividends and distributions. Total return does not include deductions at the separate account or contract level for fees and charges that may be incurred under a variable contract.

 (8) Including dividend in excess of $0.01 of net investment income.

 (9) Including dividend in excess of $0.02 of net investment income.

(10) Goldman Sachs Asset Management began serving as Portfolio Manager to the Equity and Bond and Income Portfolios on May 1, 1998. Prior to May 1, 1998, a different firm served as Portfolio Manager.

*  Ratios are annualized.

              THE PORTFOLIOS: INVESTMENT OBJECTIVES AND POLICIES

GENERAL

  Each Portfolio of the Fund has its own investment objective and investment policies which are described below. There can be no assurance that any Portfolio will achieve its investment objective. YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVE, INVESTMENT POLICIES, AND POTENTIAL RISKS OF ANY PORTFOLIO BEFORE INVESTING. YOU SHOULD ALSO CAREFULLY CONSIDER AND CONSULT YOUR INVESTMENT PROFESSIONAL ON THE ALLOCATION OF YOUR INVESTMENT TO A PORTFOLIO OR PORTFOLIOS IN SEEKING YOUR FINANCIAL GOALS, AND CONSIDER THE APPROPRIATENESS OF ANY PORTFOLIO OR PORTFOLIOS AS A COMPLETE INVESTMENT PROGRAM. As with any security, a risk of loss is inherent in investment in the Fund's shares. Each Portfolio is subject to varying degrees of financial, market, and credit risks. Each Portfolio is subject to the risk of changing economic conditions.

  The different types of securities and investment techniques used by the individual Portfolios all have attendant risks of varying degrees. For example, for equity securities, there can be no assurance of capital appreciation and there is a substantial risk of market decline. For debt securities, there is a risk of market decline and there is the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by an instrument. In addition, because the value of debt instruments generally rises and falls inversely with interest rates, the longer the maturity of a debt security and the average portfolio duration of a Portfolio, the more volatile it can be in terms of changes in value. Both equity and debt securities can also be subject to general economic conditions, company and industry earnings prospects and investor psychology.

  Certain types of investments and investment techniques common to one or more Portfolios are described in greater detail, including the risks of each, in this Prospectus under "Securities and Investment Techniques" and in the SAI.

MONEY MARKET PORTFOLIO

  INVESTMENT OBJECTIVE. Current income consistent with preservation of capital.

  INVESTMENT POLICIES. The Portfolio invests at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of money market securities that are in the highest rating category for short term instruments, or, if not rated, are of equivalent quality. The Portfolio may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term debt obligations, or, if not rated, are of equivalent quality. Money market securities in which the Portfolio may invest may include: U.S. Government obligations; bank obligations; commercial paper;

short-term corporate debt securities; savings and loan obligations; repurchase agreements involving these securities; and foreign securities--U.S. dollar denominated money market securities issued by foreign issuers and foreign branches of U.S. banks. The Portfolio may also lend its securities to brokers, dealers and other financial institutions to earn income.

  ELIGIBLE SECURITIES. The Portfolio may invest only in U.S. dollar denominated money market instruments that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees that conform to Securities and Exchange Commission ("SEC") rules for money market funds.

  The Money Market Portfolio's investments are limited to securities that mature in 13 months or less from the date of purchase (except that securities held subject to repurchase agreements having terms of 13 months or less from the date of delivery may mature in excess of 13 months from such date). It is anticipated that the dollar-weighted average portfolio maturity of the Portfolio will not exceed 90 days. The Portfolio is subject to diversification standards applicable to money market funds under SEC rules.

  Unlike many money market funds that are offered to the public, the Fund's Money Market Portfolio does not attempt to maintain a stable net asset value of $1.00 per share.

HIGH YIELD BOND PORTFOLIO

  INVESTMENT OBJECTIVE. High level of current income.

  INVESTMENT POLICIES. The Portfolio invests primarily in a diversified portfolio of intermediate and long-term, high-yielding, lower and medium quality ("high risk") fixed-income securities, including corporate bonds and notes, convertible securities and preferred stock. Such securities will be rated Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or BBB or lower by Standard & Poor's Rating Services ("S&P"), or, if not rated by Moody's or S&P, be of equivalent investment quality as determined by the Adviser. These debt securities include high yield bonds that are commonly referred to as "junk bonds."

  The convertible securities in which the Portfolio may invest include debt securities convertible into or exchangeable for equity securities. The Portfolio may also invest in: U.S. Government securities (including securities of U.S. agencies and instrumentalities); bank obligations; commercial paper; repurchase and reverse repurchase agreements involving these securities; foreign securities--U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks; dividend-paying common stocks (including up to 10% of the market value of the Portfolio's total assets in warrants to purchase common stocks) that are considered by Pacific Life to be consistent with the investment objective of current income; and higher-quality corporate bonds.

  The Portfolio will hold short-term cash reserves (money market instruments maturing in 13 months or less) as Pacific Life believes is advisable to maintain liquidity or for temporary defensive purposes. During times that Pacific Life believes that adoption of a temporary defensive position is desirable due to prevailing market or economic conditions, the Portfolio may invest to a greater degree in U.S. Government securities, higher-quality corporate securities, and money market securities.

  OTHER TECHNIQUES. In seeking higher income or a reduction in principal volatility, the Portfolio may purchase and sell put and call options on debt securities, purchase or sell interest rate futures contracts and options on interest rate futures contracts, and invest up to 5% of the Portfolio's total assets in spread transactions, which give the Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or yield spread in relationship to another security or index which is used as a benchmark. The Portfolio may also lend its securities to brokers, dealers, and other financial institutions to earn income. Certain of these techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

  HIGH YIELD BONDS. In general, debt securities rated lower than Baa by Moody's or BBB by S&P or of equivalent quality ("high yield bonds") are not considered to be investment grade, and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. See the Appendix for a description of Moody's and S&P ratings applicable to the fixed-income securities.

  In an effort to reduce credit risk, the Portfolio diversifies its holdings among many issuers. As of December 31, 1997, the Portfolio held securities of 136 corporate issuers, excluding short-term obligations. Based upon an average of the Portfolio's holdings at the end of each month in 1997, an average of approximately 71% of the Portfolio's holdings during 1997 were invested in bonds rated lower than Baa by Moody's or BBB by S&P or if unrated, determined to be of equivalent rating as determined by the Adviser. The asset composition after this time may or may not be the same as shown in 1997.

  VOLATILITY. Since shares of the Portfolio normally represent an investment primarily in securities with fluctuating market prices, an investor should understand that the value of the Portfolio's shares will vary as the aggregate value of the Portfolio's securities increases or decreases. Changes in the value of portfolio securities subsequent to their acquisition will normally not affect the Portfolio's income, but will be reflected in the net asset value of the Portfolio's shares. The Portfolio is intended for long-term investors who can accept the risks associated with investment in high yield securities.

MANAGED BOND PORTFOLIO

  INVESTMENT OBJECTIVE. Maximize total return consistent with prudent investment management.

  INVESTMENT POLICIES. The Portfolio will primarily invest in the following types of securities: obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies, and international agencies (such as the International Bank for Reconstruction and Development); and any of the following: high quality commercial paper; certificates of deposit; fixed time deposits and bankers' acceptances issued by domestic and foreign banks denominated in U.S. dollars; and repurchase and reverse repurchase agreements.

  The Portfolio, except as provided below, may invest only in securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, determined by the Portfolio Manager to be of comparable quality. The dollar-weighted average quality of all fixed-income securities held by the Portfolio will be A or higher as rated by Moody's and S&P. The Portfolio may also invest up to 10% of its assets in debt securities that are below investment grade, but rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, of equivalent quality. A security is generally of investment grade when rated in one of the top four categories of investment ratings as described by Moody's or S&P. In general, debt securities rated lower than Baa by Moody's or BBB by S&P or of equivalent quality ("high yield/high risk bonds") are not considered to be investment grade, and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of such securities, see "High Yield Bonds." In the event that a security owned by the Portfolio is downgraded to below a rating of B, the Portfolio may nonetheless retain the security. See the Appendix for a description of Moody's and S&P ratings applicable to fixed income securities. For the year ended December 31, 1997, the amount of the Portfolio's average total assets, measured on the basis of month-end values, invested in debt securities rated less than investment grade was approximately 4.77%.

  SELECTION OF SECURITIES. The Portfolio invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable debt securities. The proportion invested in each category of maturity can be expected to vary depending upon the evaluation of market patterns and trends by the Portfolio Manager. In selecting securities for the Portfolio, the Portfolio Manager will use economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of the

Portfolio's assets committed to investment in securities with particular characteristics of maturity, type, and coupon rate may vary based on the Portfolio Manager's outlook for the economy, the financial markets, and other factors.

  DURATION. The Portfolio will invest in a portfolio of securities of varying maturities and, under normal circumstances, will maintain an average portfolio duration of 3 to 7 years. Duration is one of the fundamental tools used by the Portfolio Manager in security selection. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on debt securities; purchase and sell spread transactions; and enter into interest rate, interst rate index, and currency exchange rate swap agreements, and purchase and sell options thereon. In addition, the Portfolio may purchase or sell interest rate futures contracts and options on interest rate futures contracts. The Portfolio may also lend its securities to brokers, dealers, and other financial institutions to earn income, and borrow money for temporary administrative or emergency purposes. In addition, the Portfolio may invest up to 20% of its assets in debt securities of foreign issuers which may be denominated in foreign currencies. Furthermore, the Portfolio may engage in forward currency contracts, options on foreign currency contracts, and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

GOVERNMENT SECURITIES PORTFOLIO

  INVESTMENT OBJECTIVE. Maximize total return consistent with prudent investment management.

  INVESTMENT POLICIES. The Portfolio invests primarily in securities that are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities. Among the securities the Portfolio may purchase are mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, or the Federal National Mortgage Association.

  The Portfolio normally maintains at least 65% of its assets invested in U.S. Government securities (including futures contracts and options thereon and options relating to U.S. Government securities). The remainder of the Portfolio's assets may be invested in corporate debt securities of domestic issuers rated Aa or better by Moody's or AA or better by S&P, or, if not rated by Moody's or S&P, of comparable quality as determined by the Portfolio Manager, in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed bonds, and in cash or high quality money market instruments. The Portfolio may increase the amount of its assets invested in money market securities during times that the Portfolio Manager believes that adoption of a temporary defensive position is desirable due to prevailing market or economic conditions.

  DURATION. The Portfolio invests in securities of varying maturities and, under normal circumstances, intends to maintain an average portfolio duration of 3 to 7 years. A discussion of "duration" is provided above in the description of the Managed Bond Portfolio and in the SAI.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on U.S. Government securities and on other debt securities; purchase and sell spread transactions; and enter into interest rate, interest rate index, and currency exchange rate swap agreements, and purchase and sell options thereon. In addition, the Portfolio may purchase or sell interest rate futures contracts and options on interest rate futures contracts. The Portfolio also may make loans of portfolio securities (up to an aggregate of

25% of its total assets) and enter into reverse repurchase agreements. In addition, the Portfolio may invest up to 20% of its assets in debt securities of foreign issuers, which may be denominated in foreign currencies. Furthermore, the Portfolio may engage in forward currency contracts, options on forward currency contracts, and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

GROWTH LT PORTFOLIO

  INVESTMENT OBJECTIVE. Long-term growth of capital in a manner consistent with the preservation of capital.

  INVESTMENT POLICIES. The Portfolio pursues its investment objective by investing in the common stock of a large number of issuers of any size. The Portfolio may invest in large, well-established companies, as well as smaller emerging growth companies. Small-to-medium size companies may suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. The Portfolio may invest in securities of both domestic and foreign issuers. The Portfolio is not designed as a short-term trading vehicle.

  STOCK SELECTION. The Portfolio invests substantially all of its assets in common stocks when the Portfolio Manager believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected in industries and companies that the Portfolio Manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Portfolio Manager's analysis and selection process focuses on earnings growth potential. In particular, the Portfolio intends to buy stocks with earnings growth potential that may not be recognized by the market. Securities are selected solely for their capital growth potential; investment income is not a consideration and any income realized on the Portfolio's investments will be incidental to its primary objective. These selection criteria apply equally to stocks of foreign issuers. In selecting foreign stocks, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for relative economic growth among countries, regions, or geographic areas may warrant greater consideration.

  OTHER INVESTMENTS. Although the Portfolio normally invests primarily in equity securities, it may increase its cash position when the Portfolio Manager is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, corporate bonds and debentures, high-grade commercial paper, warrants, preferred stocks, certificates of deposit, or other debt securities when the Portfolio Manager perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on idle cash. The Portfolio may also invest in money market funds, including those managed by Janus Capital Corporation as a means of receiving a return on idle cash, pursuant to an exemptive order received by Janus Capital Corporation from the SEC. The Portfolio may invest up to 10% of its assets, measured at the time of investment, in debt securities that are lower rated bonds, i.e., rated below investment grade by one of the primary rating agencies (or if not rated, deemed to be of comparable quality by the Portfolio Manager), but which may offer higher yields. When the Portfolio invests in fixed income securities, investment income will increase and may constitute a large portion of the return on the Portfolio, and the Portfolio probably would not participate in market advances or declines to the extent that it would if it remained fully invested in common stocks.

  The Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the United States. In addition, the Portfolio may purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other types of receipts of shares evidencing ownership of the underlying foreign securities. In pursuing its investment objective, the Portfolio may engage in the purchase and writing of put and call options on securities, stock indexes and foreign currencies. In addition, the Portfolio may purchase or sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may also engage in forward foreign currency contracts. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

EQUITY INCOME PORTFOLIO

  INVESTMENT OBJECTIVE. Long-term growth of capital and income.

  INVESTMENT POLICIES. The Portfolio seeks to achieve its objective consistent with reasonable investment risk. Ordinarily, the Portfolio pursues its investment objective by investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, nondividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in ADRs and in various foreign securities if U.S. exchange-listed.

  STOCK SELECTION. The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the large- and medium-sized companies primarily included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500" or the "Index"). The Portfolio is designed for investors who want an actively managed equity portfolio of selected equity securities that seeks to outperform the total return of the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the Portfolio Manager will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

  The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Portfolio Manager may under- or over-weight selected economic sectors against the S&P 500's sector weightings to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500. In selecting securities, the Portfolio Manager may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

  OTHER SECURITIES. During ordinary market conditions, the Portfolio Manager will keep the Portfolio as fully invested as practicable in the equity securities described above. The Portfolio may also invest in money market instruments, including U.S. Government securities, short term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if unrated, determined to be of equal quality by the Portfolio's Manager, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if unrated, determined to be of equal quality by the Portfolio Manager. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

  The Portfolio may also invest in convertible bonds and other fixed income securities (other than money market instruments) including, but not limited to high yield/high risk debt securities. For more information on the risks of non-investment grade securities, see "High Yield Bonds." For more information on ratings of fixed income securities, see the Appendix.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

MULTI-STRATEGY PORTFOLIO

  INVESTMENT OBJECTIVE. Provide a high total return from a portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses.

  INVESTMENT POLICIES. The Portfolio is managed to earn current income on, and to anticipate long-term capital growth of, the Portfolio as a whole rather than any of its individual securities. The Portfolio's equity investments will be primarily the common stock of large- and medium-size U.S. companies, including common stock of any class or series or any similar equity interest. The Portfolio's equity investments may also include preferred stock, warrants, rights, and convertible securities. The Portfolio may also invest in the equity securities of small companies and foreign issuers. The Portfolio's equity securities may or may not pay dividends and may or may not carry voting rights. It is contemplated that most of the Portfolio's common stock investments will be made in securities listed on a U.S. stock exchange. Fixed income securities may include corporate bonds, debentures, notes, mortgage-related securities, and asset-backed securities, U.S. Government securities, preferred stock, money market instruments, and other securities that may have conversion or purchase rights.

  ASSET ALLOCATION. Under normal circumstances, the Portfolio Manager expects that approximately 60% of the Portfolio's assets will be invested in equities and approximately 40% in fixed income securities. However, these amounts may vary in that the Portfolio Manager may allocate the Portfolio's investments between these asset classes in a manner consistent with the Portfolio's investment objective and current market conditions. Using a variety of analytical tools, the Portfolio Manager assesses the relative attractiveness of each asset class and determines an allocation between them believed to be optimal. The Portfolio Manager then selects securities in each asset class based on fundamental research and quantitative analysis.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell interest rate and stock index futures contracts and options thereon. The Portfolio may also invest up to 10% of its assets in debt securities of foreign issuers which may be denominated in foreign currencies. Furthermore, the Portfolio may engage in forward currency contracts in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

EQUITY PORTFOLIO

  INVESTMENT OBJECTIVE. The primary investment objective of the Equity Portfolio is capital appreciation. Current income is of secondary importance.

  INVESTMENT POLICIES. The Portfolio seeks to achieve this objective by investing primarily in common stock or securities convertible into or exchangeable for common stock, including convertible preferred stocks, convertible debentures, or warrants. The Portfolio invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers.

  The Portfolio Manager emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Portfolio. The Portfolio Manager selects investments using both a variety of quantitative techniques and fundamental research, while attempting to maintain risk, style, capitalization, and industry characteristics similar to the Russell 1000 Growth Index ("Index"). The Portfolio seeks to maintain a portfolio composed of companies with capitalizations and earnings growth expectations that are above the average of the Index and dividend yields that are below the average of the Index. The Portfolio also may invest in U.S. Government securities, corporate bonds, money market instruments, and enter into repurchase agreements. The Portfolio may increase its investment in these securities when in a temporary defensive position.

  The Portfolio Manager utilizes a "Computer-Optimized, Research-Enhanced" ("CORE") investment strategy in connection with its management of the Portfolio. Under the CORE strategy, the Portfolio Manager begins with a broad universe of U.S. equity securities and then uses a proprietary multifactor model ("Multifactor Model") to assign each equity security a rating. The Multifactor Model is a rigorous computerized rating system for forecasting the returns of individual equity securities according to fundamental investment characteristics. The Multifactor Model contains variables that measure value, growth, momentum, and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, and earnings stability).

  The weightings assigned to the factors in the Multifactor Model are derived from a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Portfolio Manager believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional quantitative models.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indices. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

  The Portfolio may also purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").

BOND AND INCOME PORTFOLIO

  INVESTMENT OBJECTIVE. Provide total return and income consistent with prudent investment management.

  INVESTMENT POLICIES. The Portfolio invests in the following types of securities: U.S. dollar-denominated debt securities of U.S. or foreign corporations; U.S. Government securities; mortgage-related and other asset-backed securities; U.S. dollar-denominated obligations of foreign governments, foreign governmental agencies, and international agencies (such as the International Bank for Reconstruction and Development); within certain limits as described below, non-U.S. dollar-denominated obligations of foreign corporations, governments, governmental agencies, and international agencies; certain derivative instruments for hedging purposes; municipal securities issued by or on behalf of states, territories and possessions of the U.S. (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, which securities may include private activity bonds or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities; and high-quality short-term instruments, including, among others, commercial paper, bank instruments, and repurchase agreements. These securities may include securities with debt characteristics such as convertible securities and preferred stock.

  The Portfolio normally invests at least 80% of its assets in securities rated, at the time of acquisition, investment grade by at least one nationally recognized statistical rating organization ("NRSRO") (e.g., Baa or better by Moody's or BBB or better by S&P), or, if not rated by an NRSRO, of comparable quality as determined by the Portfolio Manager. The Portfolio may invest up to 20% of its assets in securities that are not rated investment grade by at least one NRSRO, 15% of which may consist of debt securities of issuers located in emerging market countries. This may include securities of foreign governments or their agencies that are emerging market countries. Generally, debt securities that are not considered investment grade are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of non-investment grade securities, see "High-Yield Bonds"; on mortgage-related securities, see "Mortgage-Related Securities"; and on the risks of investment in foreign issuers, see "Foreign Securities." For more information on ratings of fixed income securities, see the Appendix.

  Other limitations apply to the Portfolio to address potential volatility associated with certain investment techniques. The Portfolio may invest up to 10% of its assets in the following types of mortgage-related securities: inverse floaters, super floating rate CMO's, interest-only ("IO's") and principal-only ("PO's") tranches of stripped mortgage backed securities (including planned amortization class certificates), and inverse IO's.

  The Portfolio may invest up to 10% of its net assets in non-U.S. dollar denominated securities. The Portfolio may invest up to 15% of its assets in restricted securities that are illiquid, which, for these purposes, does not include securities that may be sold without registration to qualified institutional buyers under the Fund's procedures for restricted securities under SEC Rule 144A. Measurement of these limits is determined at the time of acquiring a security.

  DURATION. The Portfolio invests in securities of varying maturities. Under normal circumstances, the Portfolio maintains an average portfolio duration that is within one-half year of the duration of the Lehman Brothers Aggregate Long Term Bond Index ("Index"). The average duration of the Index as of January 31, 1998 was 10.13 years. It is expected that the duration of the Index will change over time, but only gradually. The Bond and Income Portfolio ordinarily will have the potential to be more volatile than fixed-income funds of shorter duration. A discussion of "duration" is provided above in the description of the Managed Bond Portfolio and in the SAI.

  OTHER TECHNIQUES. For hedging risk or adjusting interest rate exposure, the Portfolio may (but is not obligated to) use several investment techniques. The Portfolio may purchase put and call options on securities and on securities indices and may write (sell) covered call options. The Portfolio also may enter into the following: financial futures contracts and options thereon; instruments such as interest rate caps, floors, and collars; and interest rate swaps. To hedge against fluctuations in currency exchange rates that affect non-U.S. dollar-denominated securities, the Portfolio may (but is not obligated to) enter into spot (or cash) transactions in currency, forward currency contracts, options on foreign currency contracts, foreign currency futures and options thereon, and currency swaps. The Portfolio may invest up to 5% of its assets in structured notes to hedge interest rate or currency risk. The Portfolio may enter into swaps, caps, floors, collars, structured notes, and non-exchange traded options only with counterparties that have outstanding securities rated A or better by Moody's or S&P or that have outstanding short-term securities rated P-2 or better by Moody's or A-2 or better by S&P.

EQUITY INDEX PORTFOLIO

  INVESTMENT OBJECTIVE. Provide investment results that correspond to the total return performance of common stocks that are publicly traded in the United States.

  INVESTMENT POLICIES. The Portfolio attempts to achieve its objective by investing in stocks included in the S&P 500. The Portfolio attempts to replicate the investment results of the S&P 500, while minimizing transactional costs and other expenses. The Portfolio will purchase the common stock of those companies included in the S&P 500, which the Portfolio Manager believes, based on statistical data, will represent the industry diversification of the entire S&P 500. The Portfolio will be managed to attempt to minimize the degree to which the investment results of the Portfolio (before taking into account the Portfolio's expenses) differ from the results of the Index ("tracking error"). The Portfolio will incur expenses not reflected in the investment results of the Index, including advisory and administrative fees and transactional and other expenses. The degree to which the Portfolio correlates with the Index will depend upon the size and cash flow of the Portfolio, the liquidity of the securities represented in the Index, and the Portfolio's expenses, among other factors. There is no fixed number of component stocks in which the Portfolio will invest. However, it is anticipated that under normal circumstances the Portfolio will hold between 200 and 450 of the stocks listed in the S&P 500.

  The composition of the portfolio securities may be rebalanced by the Portfolio Manager at such times as it deems advisable in order to minimize tracking error. No attempt is made, however, to "manage" the Portfolio in the traditional sense, such as by using economic, financial, and market analysis, nor will the adverse financial situation of a company directly result in its elimination from the Portfolio unless, of course, the company is removed from the Index. From time to time, administrative adjustments may be made in the Portfolio because of mergers, changes in the composition of the Index, and similar reasons, but such changes should be infrequent and the attendant costs minimized. Thus, portfolio turnover is expected to be lower than that of most other investment company portfolios investing in common stock. As a consequence, brokerage costs are expected to be relatively low. Due to tracking error, transactional costs, and other expenses, the return on the Portfolio likely will be lower than the return on the S&P 500.

  OTHER TECHNIQUES. The Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio may use these techniques as an adjunct to its securities activities or to hedge against changes in securities prices.

  The Portfolio may invest in foreign equity securities if U.S. exchange listed to the extent included in the S&P 500. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including commercial paper, bank obligations, and U.S. Government securities. Temporary investments will not be made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests. A defensive investment posture is precluded by the investment objective to provide investment results that correspond to the total return performance of common stocks that are publicly traded in the United States; accordingly, investors in the Portfolio bear the risk of general declines in stock prices in the stock markets.

  ABOUT THE S&P 500: The S&P 500 is a capitalization-weighted index, based on the relative market capitalization of 500 different companies selected by S&P, including companies in the industrial, utility, financial, and transportation industry sectors. The weightings of stocks in the Index are based on each component stock's relative total market value, that is, its market price per share multiplied by the number of common shares outstanding for that company. S&P may, from time to time, adjust the composition of common stocks in the Index. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment; nor is S&P a sponsor or in any way affiliated with the Portfolio, the Fund, the Adviser, or the Portfolio Manager.

  The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk. See "What is the Federal Income Tax Status of the Fund" below.

INTERNATIONAL PORTFOLIO

  INVESTMENT OBJECTIVE. Seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the United States. Current income from dividends and interest will not be an important consideration.

  INVESTMENT POLICIES. Other than when in a defensive posture, at least 70% of the Portfolio's assets will consist of corporate securities, primarily common stock and, to a lesser extent, securities convertible into common stock. The Portfolio may, however, for defensive purposes as described below, invest in nonconvertible fixed income securities denominated in currencies of foreign countries and in United States dollars.

  The Portfolio will attempt to maximize opportunity and reduce risk by investing in a diversified portfolio of companies in different stages of development. Portfolio companies will range from large, well established companies to medium-size companies and smaller, less seasoned companies in earlier stages of development.

  The allocation of the Portfolio's assets among the various securities markets in the different countries will be determined by the Portfolio Manager. In making the allocation of assets among the securities markets, the

Portfolio Manager may consider such factors as technological developments in the various countries, the condition and growth potential for the various economies and securities markets, currency and taxation considerations, and other pertinent financial, social, national, and political factors. Some of these countries can be considered "emerging market countries," which generally refers to countries whose economies are less developed or mature than economies in other countries or whose markets are undergoing a process of development. Under certain adverse investment conditions, the Portfolio may restrict the securities markets in which its assets will be invested, and may increase the proportion of assets invested in United States Government and money market securities.

  The Portfolio reserves the right as a defensive measure to invest in nonconvertible fixed income securities denominated in currencies of foreign countries and in United States dollars. (For this purpose, investments made for defensive purposes will be maintained only during periods in which the Portfolio Manager determines that economic or financial conditions are adverse for holding equity securities of corporate issuers.) Securities held for defensive purposes, which include nonconvertible preferred stock, debt securities, government securities issued by United States and foreign countries, and money market securities, may be held in such proportions as, in the opinion of the Portfolio Manager, prevailing market or economic conditions warrant. The Portfolio may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality.

  The Portfolio may also hold cash (in United States dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is not expected that such reserve for redemptions will exceed 10% of the Portfolio's assets. Money market securities which may be held for defensive purposes, or to provide for redemptions, include short-term corporate or U.S. Government obligations and bank certificates of deposit.

  The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio's assets may be invested. These guidelines are discussed under "Foreign Securities."

  OTHER TECHNIQUES. The Portfolio may enter into repurchase agreements and may lend its securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options on such futures contracts.

  RISKS OF FOREIGN INVESTMENT. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks include exposure to foreign currencies and fluctuations in such currencies and political, economic, regulatory, and operational factors associated with exposure to foreign countries. Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general.

  The United States Government has, from time to time in the past, imposed restrictions, through taxation and otherwise, on foreign investments by United States investors such as the Portfolio. If such restrictions should be reinstituted, it might become necessary for the Portfolio to invest all, or substantially all, of its assets in United States short-term securities. In such event, the Portfolio would review its investment objective and investment policies to determine whether changes are appropriate.

  CURRENCY TECHNIQUES. The Portfolio may engage in foreign currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Portfolio may enter into forward currency contracts. The Portfolio may also purchase and write put and call options on foreign currencies. The use of these techniques is discretionary with the Portfolio Manager, and there is no commitment to use them.

ALL PORTFOLIOS: DIVERSIFICATION AND CHANGES IN POLICIES

  Each of the Portfolios is diversified, so that with respect to 75% of the assets of each Portfolio (100% for the Money Market Portfolio), it may not invest more than 5% of its assets (taken at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

  The investment policies for any of the Portfolios may be changed by the Fund's Board of Trustees. The investment objective of each Portfolio, as described in the previous section, is considered "fundamental." In addition, the Portfolios are subject to investment restrictions that are described in the SAI. Some of those investment restrictions, including the diversified status of each Portfolio, are also designated as "fundamental." These fundamental investment objectives and investment restrictions require a vote of a majority of the shareholders of a Portfolio to be changed.

                     SECURITIES AND INVESTMENT TECHNIQUES

  This section describes certain securities and investment techniques that may be used by the Portfolios and the potential risks associated with these securities and investment techniques. For more detailed information on these investment techniques, see the SAI. The SAI also contains information on other types of securities in which a Portfolio may invest, including U.S. Government securities, debt securities generally, variable and floating rate securities, repurchase agreements, reverse repurchase agreements, lending portfolio securities, firm commitment agreements and when-issued securities, and warrants.

DERIVATIVES

  "Derivatives" is a broad term which may be used to describe many investment instruments whose values are derived, at least in part, from the value of another underlying asset or investment instrument. Some derivative instruments have simple structures and others have intricate components and terms. Some are more volatile and some have equal or less volatility than the investment instrument upon whose value the derivative is based. If used to leverage a portfolio, derivatives could magnify risk. However, the Fund is not permitted to engage in leveraging transactions. Derivatives are often used by the Portfolio Managers to hedge positions, defray the risks of interest rate or currency changes and reduce portfolio or market risk.

  Each Portfolio has its own authorizations to use prescribed derivative instruments, which may include forward foreign currency contracts, options, foreign currency options, swap agreements, spread transactions, futures contracts and options thereon, foreign futures, mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, stripped mortgage-backed securities and other asset-backed securities. Each of the Portfolios has the authority to use some type of derivative instrument. The strategy employed and the magnitude of the position maintained will determine the level of risk a Portfolio may assume by utilizing derivative instruments. The types and investment techniques employed with respect to the derivative instruments which are most commonly purchased and sold by the Portfolios are included among the descriptions below and in the SAI.

MORTGAGE-RELATED SECURITIES

  APPLICABLE PORTFOLIOS: Money Market, High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios. The Government Securities, Growth LT, and Multi-Strategy Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest only in high-quality, mortgage-related (or other asset-backed) securities either (i) issued by United States Government sponsored corporations (currently GNMA, FHLMC, FNMA) or (ii) rated Aa or better by Moody's or AA or better by S&P or, if not rated, determined to be of equivalent investment quality.

  Mortgage-related securities include mortgage pass-through securities, which are securities under which payments of both interest and principal from an underlying pool of mortgages are made periodically, in effect "passing through" payments made by the individual borrowers on the mortgage loans. The underlying pool of mortgages can be backed by single family, multi-family or commercial properties and may have a fixed or periodically resetting coupon rate. Timely payment of principal and interest on mortgage backed securities known as "GNMAs", which are guaranteed by the Government National Mortgage Association, is guaranteed by the full faith and credit of the U.S. Government. Many other mortgage related securities are not backed by the full faith and credit of the U.S. Government, but are guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC").

  Other types of mortgage-related securities are called collateralized mortgage obligations ("CMOs"). CMOs are fully collateralized directly or indirectly by a pool of mortgages, and in some instances by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, generally are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by U.S. Government agencies or by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates).

  The Managed Bond, Government Securities, Multi-Strategy, and Bond and Income Portfolios may also invest in stripped mortgage-backed securities and CMO residuals. Stripped mortgage-backed securities are usually structured with two classes. One class will receive all of the interest (the interest-only class, or "IO"), whereas the other class will receive all of the principal (the principal-only class or "PO"). In addition, the Bond and Income Portfolio may invest in inverse floaters and "IO" and "PO" tranches of planned amortization class ("PAC") certificates. PAC certificates are parallel-pay real estate mortgage investment conduit ("REMIC") certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

  A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO's are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in payment speeds.

  RISKS OF MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-related security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because (1) the mortgages will be subject to normal principal amortization, and (2) may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan, or foreclosure. Early repayment may expose a Portfolio to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and cannot be accurately predicted. They may be affected by changes in market interest rates. Therefore, prepayments will be reinvested at rates that are available upon receipt, which likely will be higher or lower than the original yield on the certificates. Accordingly, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary from the designated maturity and yield on the original security based upon the prepayment experience of the underlying pool of mortgages.

  Stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the IO class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets.

Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Portfolio could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

  OTHER ASSET-BACKED SECURITIES. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios, and the Money Market Portfolio, subject to its investment policies, may purchase other asset-backed securities which are backed by particular assets such as automobile loans, installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. As in the case of mortgage-related securities, those asset-backed securities are subject to prepayment risk, which will alter an instrument's maturity and yield. Other risks relate to the nature of the underlying collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of consumer credit laws, many of which can result in reductions in outstanding balances. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

HIGH YIELD BONDS

  APPLICABLE PORTFOLIOS. High Yield Bond, Managed Bond (up to 10% of its assets), Growth LT (up to 10% of its assets), Bond and Income (up to 20% of its assets), and International Portfolios (up to 5% of its assets).

  Generally, high yield/high risk debt securities are those rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality (although the Managed Bond Portfolio may not invest in securities rated lower than B) and which are commonly referred to as "junk bonds". Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

  In general, high yield bonds are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market in which high yield bonds are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect the daily net asset value of the Portfolio's shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  In addition, up to 15% of the assets that the Bond and Income Portfolio may invest in high-yield securities may be invested in debt securities of foreign governments or their agencies that are from emerging market countries. Investments in these debt securities will be considered "high yield" investments and thus may possess many of the risks factors discussed above. In addition, as foreign securities, emerging market debt instruments are subject to many risk considerations generally not common to domestic high yield issuers. For more information on the risks of investment in foreign securities, see "Foreign Securities."

  Included among the emerging market debt obligations in which the Bond and Income Portfolio may invest are "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. Government securities and are considered speculative. Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

  Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

VARIABLE AND FLOATING RATE SECURITIES

  APPLICABLE PORTFOLIOS. All Portfolios.

  Variable and floating rate securities provide for a specific adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that the interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.

  The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's limitations on investments in such securities.

  The Bond and Income Portfolio may invest in super floating rate CMOs ("super floaters"). A super floater is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater's coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

SMALL CAPITALIZATION STOCKS

  APPLICABLE PORTFOLIOS. Growth LT, and Equity Portfolios, and to a lesser degree, Equity Income and Multi-Strategy Portfolios.

  Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions, or otherwise, may require the Portfolio to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

BORROWING

  APPLICABLE PORTFOLIOS. All Portfolios.

  Though not an ordinary practice, each Portfolio may borrow money to help meet redemptions or for other purposes. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio, and money borrowed will be subject to interest costs. For information on limits on the ability of any Portfolio to borrow, see the SAI.

ILLIQUID AND RESTRICTED SECURITIES

  APPLICABLE PORTFOLIOS: All Portfolios may acquire illiquid securities. The Money Market, High Yield Bond, Managed Bond, Government Securities, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, and International Portfolios may acquire restricted securities.

  A Portfolio may invest in an illiquid or restricted security if the Portfolio Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition.

  Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. A Portfolio may not invest more than 15%, (10% for the Money Market Portfolio), of its net assets in illiquid securities, measured at the time of investment.

PRECIOUS METALS-RELATED SECURITIES

  APPLICABLE PORTFOLIOS. Equity Portfolio, and possibly other Portfolios that invest in equity securities.

  Precious-metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

  The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

FOREIGN SECURITIES

  APPLICABLE PORTFOLIOS: The International Portfolio may invest primarily in equity securities of foreign issuers and may invest in debt securities and money market obligations of foreign issuers. The Growth LT Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency. The Growth LT, Equity Income, Multi-Strategy, and Equity Index Portfolios may invest in equity securities of foreign issuers if U.S. exchange listed or included in the S&P 500. The Managed Bond and Government Securities Portfolios may invest up to 20% of their assets in foreign debt securities denominated in a foreign currency. The Multi-Strategy and Bond and Income Portfolios may invest up to 10% of their assets in foreign debt securities denominated in a foreign currency. The Money Market, High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios may invest in fixed income securities, including money market instruments and bank obligations of foreign issuers, including corporate, foreign governmental, and international agency issuers, that are denominated in U.S. dollars. All Portfolios, except the Equity Portfolio, may purchase American Depositary Receipts (ADRs), which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. The Growth LT and International Portfolios may invest in European Depositary Receipts (EDRs), which are receipts issued in Europe, typically by banking institutions in London or Brussels, which evidence an ownership arrangement similar to ADRs and are designed for use in European securities markets; and may invest in Global Depositary Receipts (GDRs), which are similar to ADRs, but are issued and traded in several international financial markets, as well as other types of receipts of shares evidencing ownership of the underlying foreign securities.

  Most foreign securities are denominated in foreign currencies and investment in foreign securities involves exposure to currency fluctuations. Transactions in most foreign securities are conducted in foreign currencies, so a Portfolio's assets must be exchanged for another currency each time a security is bought or sold or a dividend is paid. Similarly, share price quotations and total return information reflect conversion into U.S. dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the U.S. dollar value of a foreign investment, which will enhance or diminish the return of a foreign security in its own currency.

  Investing in the securities of foreign issuers involves other special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. In many countries, there is less publicly available information about issuers than is available in reports about companies in the United States. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including interest and dividends) derived from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility and less liquidity. These risks are intensified with respect to investments in emerging market countries. In addition, a number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Emerging markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell a security, could result in possible liability of the Fund to the purchaser. Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. For information on the risks of investing in emerging market debt securities, see "High Yield Bonds." For a description of the Fund's custody arrangements for foreign securities, see "Foreign Securities" in the SAI.

  DIVERSIFICATION. The International Portfolio is subject to guidelines for diversification of foreign security investments that are imposed by California insurance authorities. Under these guidelines, foreign investments will be allocated to at least three countries at all times. For further information regarding foreign diversification guidelines, see "Foreign Securities" in the SAI.

FORWARD FOREIGN CURRENCY CONTRACTS

  APPLICABLE PORTFOLIOS: Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios.

  A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price set at the time of the contract. A Portfolio could engage in a forward currency transaction in anticipation of or to protect itself against fluctuations in currency exchange rates. Although forward contracts typically will involve the purchase or sale of a foreign currency against the dollar, a Portfolio also may purchase or sell one foreign currency forward against another foreign currency. In addition, a Portfolio may hedge a foreign currency with forward contracts on another ("proxy") currency of which changes in value generally correlate with the currency to be hedged. There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various Latin American countries in which the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

  A Portfolio's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency to "lock in" the U.S. dollar price of a security purchased or sold by a Portfolio. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated in a foreign currency. A Portfolio will not speculate in forward foreign exchange.

  Employing hedging strategies with forward currency contracts does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Forward contracts involve some transactional expense for a Portfolio. Although forward contracts will be used primarily to protect a Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and a Portfolio's total return could be adversely affected as a result.

OPTIONS

  APPLICABLE PORTFOLIOS: The High Yield Bond, Managed Bond, Government Securities, Growth LT, Equity Income, Multi-Strategy, Equity, and Bond and Income Portfolios may purchase put and call options on securities in pursuing their investment objectives. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Equity Income, and Multi-Strategy Portfolios may write
(sell) covered call and secured put options. The Growth LT, Equity Income, Multi-Strategy, and Equity Index Portfolios may purchase put and call options on securities indexes that are exchange traded to protect against price movements in the stock market generally (or in particular segments of the market) rather than in individual stocks.

  RISKS OF OPTIONS TRANSACTIONS. The purchase and writing (selling) of options involves certain risks. During the option period, the covered call writer has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option is purchased to hedge against price movements in a particular security or market, the price of the put or call option may move more or less than the price of the related security or index. In this regard, index options can never be a perfect hedge against the overall risk of a stock position except where the stock position and the index are composed of exactly the same stocks, in the same proportions. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position.

FOREIGN CURRENCY OPTIONS

  APPLICABLE PORTFOLIOS: Managed Bond, Government Securities, Growth LT, Bond and Income, and International Portfolios.

  Options on foreign currencies may be purchased or written as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Portfolio's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options may be negotiated, but they generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar (or other hedged currency). A Portfolio will not speculate in options on foreign currencies.

  There is no assurance that a liquid secondary market will exist for any particular foreign currency option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Portfolio cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS

  APPLICABLE PORTFOLIOS: Managed Bond, Government Securities, and Bond and Income Portfolios.

  The Managed Bond and Government Securities Portfolios may enter into interest rate, interest rate index, and currency exchange rate swap agreements, and may purchase and sell options thereon. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged between the parties (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index) generally are calculated with respect to a "notional amount." The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations of the parties. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets. The Bond and Income Portfolio may invest in the following types of swap agreements: (1) "interest rate caps," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (2) "interest rate floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or "floor"; (3) "interest rate collars," under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) "currency exchange rate swap agreements."

  RISKS OF SWAP AGREEMENTS. Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on a Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Portfolio may bear the risk of such position until its maturity. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolio's repurchase agreement guidelines). Certain tax considerations may limit a Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See "Swap Agreements and Options on Swap Agreements" and "Taxation" in the SAI.

SPREAD TRANSACTIONS

  APPLICABLE PORTFOLIOS: High Yield Bond, Managed Bond and Government Securities Portfolios.

  The High Yield Bond, Managed Bond and Government Securities Portfolios may enter into spread transactions with securities dealers. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards, or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The purchase and sale of spread transactions will be used in furtherance of a Portfolio's objectives and to protect a Portfolio against adverse changes in the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The sale of spread transactions will be "covered" or "secured" as described in the "Options", "Futures Contracts and Options on Futures Contracts", and "Swap Agreements and Options on Swap Agreements" sections in the SAI.

  The risk of loss on a spread transaction includes the premium and any transaction costs paid by a Portfolio to obtain the option. There is no assurance that closing transactions will be available.

FUTURES CONTRACTS AND FUTURES OPTIONS

  APPLICABLE PORTFOLIOS: The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios may purchase and sell interest rate futures contracts and options thereon ("futures options"). The Growth LT, Equity Income, Multi-Strategy, Equity, Equity Index, and International Portfolios may purchase and sell stock index futures contracts and may purchase options thereon. The Managed Bond, Government Securities, Growth LT, Bond and Income, and International Portfolios may purchase and sell foreign currency futures contracts and options thereon.

  USE OF FUTURES. These investments, the purchase or sale of futures contracts or options thereon, may be made for bona fide hedging purposes and as an adjunct to a Portfolio's securities activities or to increase total return. In addition, a Portfolio may engage in cross-hedging activities, which involve the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different ("proxy") currency if there is an established historical pattern of correlation between the two currencies. A Portfolio is required to collateralize or cover a futures transaction or futures option so that the position will be unleveraged.

  RISKS OF FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options. While a Portfolio's hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio's return might have been better had hedging not been attempted.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

  The High Yield Bond, Multi-Strategy, Equity, Equity Income and Equity Index Portfolios will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or similar entity, or, in the case of futures options, for which an established over-the-counter market exists. Each Portfolio is subject to limitations on the amount that may be invested in futures and futures options transactions for purposes other than bona fide hedging, under which initial margin deposits for futures contracts and premiums paid for futures options may not exceed 5% of a Portfolio's total assets (net of amounts that are "in the money").

  FOREIGN FUTURES. The Managed Bond, Government Securities, Growth LT, Bond and Income, and International Portfolios may trade futures contracts and options on futures contracts on U.S. domestic markets as well as on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC"). Foreign exchanges generally are principal markets so that no common clearing facility exists, and a Portfolio might be able to look only to the broker for performance of the contract. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by U.S. law and regulation, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

  The Fund reserves the right to engage in other types of futures transactions in the future.

                    ORGANIZATION AND MANAGEMENT OF THE FUND

  HOW IS THE FUND ORGANIZED? The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of fourteen separate Portfolios, eleven of which are described herein. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract's Accumulated Value is allocated.

  WHO OVERSEES THE BUSINESS OF THE FUND? The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund's Agreement and Declaration of Trust. The Trustees are Thomas C. Sutton, Glenn
S. Schafer, Richard L. Nelson, Lyman W. Porter, and Alan Richards. Mr. Sutton is the President and Chairman of the Fund and is also Chairman and Chief Executive Officer of Pacific Life. Mr. Schafer is also the Director and President of Pacific Life. Messrs. Nelson, Porter, and Richards are independent Trustees. See the SAI under the heading "Management of the Fund."

  WHO IS THE FUND'S INVESTMENT ADVISER? Pacific Life Insurance Company. Under an Investment Advisory Agreement with the Fund, Pacific Life, subject to the supervision of the Fund's Board of Trustees, administers the affairs of the Fund and supervises the investment program for the Fund's Portfolios. Pacific Life also provides support services to the Fund pursuant to an Agreement for Support Services with the Fund.

  MORE ABOUT PACIFIC LIFE. Pacific Life is a life insurance company that is domiciled in California. Pacific Life's operations include both life insurance and annuity products as well as financial and retirement services. As of the end of 1997, Pacific Life had $80 billion of individual life insurance in force and total admitted assets of approximately $31.8 billion. Pacific Life has been ranked according to admitted assets as the 20th largest life insurance carrier in the nation for 1997. The Pacific Life family of companies has total assets and funds under management of over $236 billion. Pacific Life is authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

  Pacific Life was originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

  DOES PACIFIC LIFE MANAGE ANY OF THE PORTFOLIOS DIRECTLY? Pacific Life directly manages both the High Yield Bond and the Money Market Portfolios.

  Mr. Raymond J. Lee has primary responsibility for investment management of the Money Market and the High Yield Bond Portfolios; is in charge of all publicly traded bonds; and has responsibility for portfolio management of pension assets for Pacific Life. Mr. Lee is Senior Vice President, Portfolio Manager, of Pacific Life, and joined Pacific Life in 1976 after completing his MBA in Finance from the Wharton School of the University of Pennsylvania. Mr. Lee received his bachelor's degree in Economics from UCLA. He is a member of the Los Angeles Society of Financial Analysts. Mr. Simon T. Lee, Vice President, Securities, of Pacific Life, shares portfolio management responsibilities for the High Yield Bond Portfolio and has responsibility for portfolio management of Pacific Life's high yield and convertible bond assets. Mr. Lee joined Pacific Life in 1985. He holds a bachelor's degree in Business Administration and an MBA from Loyola Marymount University. He is a Chartered Financial Analyst. Mr. Dale W. Patrick, Investment Analyst, shares in the responsibility for investment management of the Money Market Portfolio. Mr. Patrick joined Pacific Life in 1985 and holds a Bachelor of Arts degree in Economics from the University of Colorado. Mr. Patrick has assisted in management of the Money Market Portfolio since 1994. Mr. Patrick is also responsible for the investment management of Pacific Life's short-term fixed income investments.

  Pacific Life and the Fund employ other investment advisory firms as Portfolio Managers for all of the Fund's Portfolios, except the Money Market and High Yield Bond Portfolios.

  WHO IS THE PORTFOLIO MANAGER FOR THE MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS? Pacific Investment Management Company ("PIMCO"). PIMCO is an investment counseling firm founded in 1971, and had approximately $118 billion in assets under management as of December 31, 1997. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between PIMCO, a California corporation and indirect wholly owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO managing directors. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

  Effective January 1, 1997, for the services provided, Pacific Life pays PIMCO a fee based on a percentage of the combined average daily net assets of the Managed Bond and Government Securities Portfolios according to the following schedule:

               MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS

         RATE
         (%)     BREAK POINT (ASSETS)
         ----    --------------------
          .50%   On first $25 million
          .375%  On next $25 million
          .25%   On excess

  WHO AT PIMCO MANAGES THE MANAGED BOND AND GOVERNMENT SECURITIES
PORTFOLIOS? Mr. John L. Hague, Managing Director and senior member of PIMCO's Portfolio Management Group, has primary responsibility for investment management of the Managed Bond and Government Securities Portfolios as well as various other accounts of PIMCO. Mr. Hague joined Pacific Investment Management Company in 1987. During his 15 years of investment experience, he was associated with Salomon Brothers, Inc. specializing in international fixed income products and mortgage securities and Morgan Guaranty in credit research. Mr. Hague holds a bachelor's degree in Economic Analysis from Bowdoin College and an MBA in Finance from Stanford University.

  WHO IS THE PORTFOLIO MANAGER FOR THE GROWTH LT PORTFOLIO? Janus Capital Corporation ("Janus"). Kansas City Southern Industries, Inc. owns approximately 83% of the outstanding voting stock of Janus. Janus' address is 100 Fillmore Street, Denver, Colorado 80206-4928. Janus currently serves as investment adviser or subadviser to the Janus Funds, as well as other mutual funds and individual, corporate, charitable, and retirement accounts.

  Effective January 1, 1997, for the services provided, Pacific Life pays Janus a fee based on a percentage of the average daily net assets of the Growth LT Portfolio according to the following schedule:

                              GROWTH LT PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   ---------------------
               .55%  On first $100 million
               .50%  On next $400 million
               .45%  On excess

  WHO AT JANUS MANAGES THE GROWTH LT PORTFOLIO? Warren B. Lammert, III, Vice President of Janus, is primarily responsible for the day-to-day management and implementation of Janus' investment strategy for the Growth LT Portfolio. Mr. Lammert is portfolio manager and Executive Vice President of Janus Mercury Fund and Janus Venture Fund, Executive Vice President of Janus Investment Fund, and has been the portfolio manager of various growth oriented accounts since 1991. He joined Janus as a securities analyst in 1987, taking an educational sabbatical from 1988 to 1989. He received his undergraduate degree in economics from Yale University and received his M.S. in economic history (with distinction) from the London School of Economics, London, England. Mr. Lammert is a Chartered Financial Analyst.

  WHO IS THE PORTFOLIO MANAGER FOR THE EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS? J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("Morgan"). J.P. Morgan Investment's address is 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. Capital Guardian served as portfolio manager to the Equity Income and Multi-Strategy Portfolios from their commencement of operations in 1988 through December 31, 1993.

  Effective January 1, 1997, for the services provided, Pacific Life pays J.P. Morgan Investment a fee based on a percentage of the combined average daily net assets of the Equity Income and Multi-Strategy Portfolios according to the following schedule:

                  EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   ---------------------
               .45%  On first $100 million
               .40%  On next $100 million
               .35%  On next $200 million
               .30%  On next $350 million
               .20%  On excess

  WHO AT J.P. MORGAN INVESTMENT MANAGES THE EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS? William M. Riegel and William G. Tennille are primarily responsible for the day-to-day management and implementation of J.P. Morgan Investment's process for the Multi-Strategy Portfolio, and Henry D. Cavanna shares responsibility with Mr. Riegel for the Equity Income Portfolio. William
M. Riegel, Managing Director, is a senior equity portfolio manager in the Equity and Balanced Accounts Group. Joining Morgan in 1979, he became an investment research analyst specializing in energy and machinery companies after completing the firm's commercial bank management training program. Mr. Riegel joined the Equity group in 1984, assisting with the management of the Convertible Fund and separately managed accounts. He assumed responsibility for managing convertible portfolios in 1987. Mr. Riegel graduated from Williams College in 1978 and is a Chartered Financial Analyst. Henry D. Cavanna, Managing Director, is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. His responsibility for several major institutional clients draws on his extensive experience in this area. Before becoming a portfolio manager, he was responsible for marketing and business development activities, while his first assignment at Morgan was in Pension Administration. Mr. Cavanna was with the Wall Street firm, Harris Upham & Co., prior to joining Morgan in 1971. He received his B.A. degree from Boston College and L.L.B. degree from the University of Pennsylvania. William G. Tennille, Vice President, is a portfolio manager for separately managed and commingled funds with an emphasis in mortgage securities and derivatives. Prior to joining Morgan in 1992, he managed the investment portfolios of Manufacturers Hanover Trust, Deposit Guaranty Bank, and First Florida Banks. He is a graduate of the University of North Carolina.

  WHO IS THE PORTFOLIO MANAGER FOR THE EQUITY PORTFOLIO AND BOND AND INCOME PORTFOLIO? Goldman Sachs Asset Management ("Goldman Sachs"), a separate operating division of Goldman, Sachs & Co. Goldman Sachs and its affiliates are the investment management division of Goldman, Sachs & Co. Founded in 1869, Goldman Sachs & Co. is one of the World's largest investment banking firms and a leader in almost every field of finance.

  As of January 26, 1998, Goldman Sachs and its affiliates manage, administer and distribute over $140 billion for institutional and individual investors worldwide, including fixed income assets in excess of $32 billion for which they acted as investment adviser. Headquartered in New York at One New York Plaza, New York, New York 10004, Goldman Sachs and its affililates have offices in major U.S. cities as well as London, Tokyo and Singapore.

  Effective May 1, 1998, for the services provided, Pacific Life pays Goldman Sachs a fee based on a percentage of the combined average daily net assets of the Equity and Bond and Income Portfolios according to the following schedule:

                     EQUITY AND BOND AND INCOME PORTFOLIOS

             RATE
             (%)    BREAK POINT (ASSETS)
             ----   ---------------------
              .35%  On first $100 million
              .30%  On next $100 million
              .25%  On next $800 million
              .20%  On excess

  WHO AT GOLDMAN SACHS MANAGES THE EQUITY PORTFOLIO AND BOND AND INCOME PORTFOLIO? Robert C. Jones, Managing Director, Victor H. Pinter, Vice President, and Kent A. Clark, Vice President, are primarily responsible for the day to day management of the Equity Portfolio. Mr. Jones brings 17 years of investment experience to his work in developing and implementing Goldman Sachs' quantitative equity management services. Prior to joining Goldman Sachs in 1989, he was the senior quantitative analyst in the Investment Research Department at Goldman Sachs & Co. and provided quantitative research for both a major investment banking firm and an options consulting firm. Mr. Jones is a Chartered Financial Analyst and holds a B.A. degree from Brown University and an M.B.A. from the University of Michigan. Prior to joining Goldman Sachs in 1985, Mr. Pinter was a project manager in the Information Technology Division of Goldman Sachs & Co and a consultant at Chase Econometrics/IDC. He holds a B.S. degree from Brooklyn College and an M.B.A. from New York University's Stern School of Business. Mr. Clark joined Goldman Sachs' quantitative equity management team in 1992. He is a Chartered Financial Analyst and holds a Bachelor of Commerce degree from the University of Calgary and an M.B.A. from the University of Chicago. Jonathan A. Beinner, Managing Director, and C. Richard Lucy, Vice President, are primarily responsible for the day to day management of the Bond and Income Portfolio. Mr. Beinner is co-head of the U.S. Fixed Income Team and heads the mortgage-backed and asset-backed securities group. He joined Goldman Sachs in 1990 after working in the trading and arbitrage group of Franklin Savings Association. Mr. Beinner holds two B.S. degrees from the University of Pennsylvania. Prior to joining Goldman Sachs in 1992, Mr. Lucy spent nine years managing fixed income assets at Brown Brothers Harriman & Co. He is a Chartered Financial Analyst and holds B.S. and M.B.A. degrees from New York University.

  WHO IS THE PORTFOLIO MANAGER OF THE EQUITY INDEX PORTFOLIO? Bankers Trust Company ("BTCo"), a wholly-owned subsidiary of Bankers Trust New York Corporation. BTCo's address is 130 Liberty Street, New York, New York 10006. Bankers Trust conducts a variety of general banking and trust activities and is a major supplier of financial services to the international and domestic institutional markets. BTCo is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. BTCo is responsible for the management of the Equity Index Portfolio. As of December 31, 1997, BTCo managed assets approximating $317.8 billion. BTCo is the investment manager to over 25 other mutual fund portfolios.

  For the services provided, Pacific Life pays a quarterly fee in advance to BTCo, based on the net assets of the Equity Index Portfolio at the beginning of each calendar quarter according to the following schedule:

                            EQUITY INDEX PORTFOLIO

             RATE
             (%)    BREAK POINT (ASSETS)
             ----   ---------------------
              .07%  On first $100 million
              .03%  On next $100 million
              .01%  On excess

  The fee is subject to a minimum annual fee of $100,000 for the calendar year 1997 and each year thereafter.

  WHO IS THE PORTFOLIO MANAGER OF THE INTERNATIONAL PORTFOLIO? Morgan Stanley Asset Management Inc. ("Morgan Stanley"), a subsidiary of Morgan Stanley, Dean Witter, Discover & Co. Morgan Stanley, whose address is 1221 Avenue of the Amercias, New York, New York, 10020, became the Portfolio Manager effective June 1, 1997. Morgan Stanley, together with its affiliated asset management companies, conducts a world wide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 1997 Morgan Stanley, together with its affiliated institutional asset management companies, had approximately $146 billion in assets under management as an investment manager or as a fiduciary adviser. Morgan Stanley has been managing international securities since 1986.

  Pacific Life will pay Morgan Stanley a fee at an annual rate of .35% based on the average daily net assets of the International Portfolio.

  WHO AT MORGAN STANLEY MANAGES THE INTERNATIONAL PORTFOLIO? Francine J. Bovich, a Managing Director of Morgan Stanley, is primarily responsible for the day-to-day investment management and implementation of Morgan Stanley's investment strategy for the International Portfolio. Prior to joining Morgan Stanley in 1993, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser (1986-1993). Before joining Westwood, she was a Managing Director of Citicorp Investment Management, Inc. (Now Chancellor Capital Management), where she was responsible for the Institutional Investment Management group (1980-1986). Ms. Bovich began her investment career with Bankers Trust Company (1973-1980). She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University.

  HOW HAS THE FUND SECURED THE SERVICES OF THE INVESTMENT ADVISER AND THE PORTFOLIO MANAGERS? The Fund has entered into an Investment Advisory Agreement with Pacific Life under which Pacific Life serves as Investment Adviser to the Fund. The Fund and Pacific Life have entered into Portfolio Management Agreements with the Portfolio Managers. After initial two year terms, the Investment Advisory Agreement and the Portfolio Management Agreements require renewal by the Fund's Board of Trustees annually. Any of these agreements can be terminated by the Fund's Board of Trustees. The Portfolio Management Agreements can be terminated by Pacific Life or by any of the Portfolio Managers. In the event of termination of a Portfolio Management Agreement, the current Portfolio Manager could no longer service the applicable Portfolio. Pacific Life could manage the applicable Portfolio directly or could recommend a replacement to the Fund's Board of Trustees.

  Under the Portfolio Management Agreements, the Portfolio Managers are compensated by Pacific Life, and not by the Fund. Pacific Life derives the amounts that it pays the Portfolio Managers from its own fees under the Investment Advisory Agreement.

  HOW MUCH DOES THE FUND PAY FOR THE ADVISORY SERVICES OF PACIFIC LIFE AND THE PORTFOLIO MANAGERS? The Fund pays the Adviser for its services under the Investment Advisory Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund pays to the Adviser a fee at an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the Equity Index Portfolio, the Fund pays .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of $200 million. For the Managed Bond, High Yield Bond, Government Securities, and Bond and Income Portfolios, the Fund pays .60% of the average daily net assets of each of the Portfolios. For the Equity Income, Equity, and Multi-Strategy Portfolios, the Fund pays .65% of the average daily net assets of each of the Portfolios. For the Growth LT Portfolio, the Fund pays .75% of the average daily net assets of the Portfolios. For the International Portfolio, the Fund pays .85% of the average daily net assets of the Portfolio. These fees are computed and accrued daily and paid monthly.

  WHAT OTHER EXPENSES DOES THE FUND BEAR? The Fund bears all costs of its operations. These costs may include expenses for custody, audit fees, fees and expenses of the independent trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

  The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund on state and federal levels, legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

  The Fund and Pacific Life entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services such as those described above. Under the terms of the Agreement for Support Services, it is not intended that Pacific Life will profit from these services to the Fund.

  Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio. For the period ended December 31, 1997, the total annualized expenses of each Portfolio that had commenced operations on or before such date were the following percentages of average daily net assets: Money Market Portfolio--.44%, High Yield Bond Portfolio--.65%, Managed Bond Portfolio--.66%, Government Securities Portfolio--.66%, Growth LT Portfolio--.82%, Equity Income Portfolio--.70%, Multi-Strategy Portfolio--.71%, Equity Portfolio--.70%, Bond and Income Portfolio--.66%, Equity Index Portfolio--.23%, and International Portfolio-- 1.02%. The expenses of each Portfolio, expressed as a percentage of the Portfolio's average daily net assets, is shown under "Ratio of Expenses to Average Net Assets" in the Financial Highlights section at the beginning of this Prospectus for each year of each Portfolio's operation. More information on the expenses of the Portfolios is included in the Portfolios' Statements of Operations, which can be found in the financial statements included in the Fund's annual and semi-annual reports sent to shareholders.

  WHAT IS PACIFIC LIFE DOING TO LIMIT FUND EXPENSES? Pacific Life has agreed, until at least December 31, 1999, to reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest, or gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Life began this expense reimbursement policy in April 1989. There can be no assurance that this policy will be continued beyond December 31, 1999.

  WHO DISTRIBUTES THE FUND'S SHARES? Shares of the Fund are distributed through Pacific Mutual Distributors, Inc. (the "Distributor" or "PMD") a subsidiary of Pacific Life. PMD's address is 700 Newport Center Drive, Newport Beach, California 92660. PMD is a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers. PMD acts as Distributor without remuneration from the Fund.

  WHO IS THE CUSTODIAN OF THE FUND? Investor's Fiduciary Trust Company ("IFTC") provides the Fund with portfolio accounting and custodial services. IFTC's address is 801 Pennsylvania, Kansas City, Missouri 64105.

                           MORE ON THE FUND'S SHARES

  HOW DO YOU PURCHASE SHARES OF THE FUND? Shares of the Fund are not sold directly to the general public. Shares of the Fund are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the Variable Contracts issued or administered by Pacific Life. For information on purchase of a Variable Contract, consult a prospectus for the Separate Account.

  HOW ARE SHARES REDEEMED? Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the Investment Company Act of 1940, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder.

  CAN YOU MAKE EXCHANGES AMONG THE PORTFOLIOS? Variable Contract Owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and Variable Contract Owners should refer to the Prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among options available under the contract.

  HOW IS THE VALUE OF THE PORTFOLIOS' SHARES DETERMINED? Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value of a share is determined by dividing the value of a Portfolio's net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays usually at or about 4:00 p.m. New York City time, on each day that the New York Stock Exchange is open for trading. The New York Stock Exchange and other exchanges usually close for trading at 4:00 p.m. New York City time. In the event that the New York Stock Exchange or other exchanges close early, the Fund normally will deem the closing price of each Portfolio's assets to be the price of those assets at 4:00 p.m. New York City time. To calculate a Portfolio's net asset value, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The value of foreign portfolio securities traded on foreign exchanges is based upon the price of the close of the exchange immediately preceding the time of the Fund's valuation, or, if earlier, at the time of the Fund's valuation. Therefore, the calculation of the net asset value of the International Portfolio or other Portfolios that invest in foreign securities may not take place contemporaneously with the determination of the prices of certain foreign securities used in the calculation. Further, under the Fund's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day (which may be after 4:00 p.m. New York City time) may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time the Portfolio's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Trustees. In determining the fair value of securities, the Fund may consider available information including information that becomes known after 4:00 p.m. New York City time, and the values that are determined will be deemed to be the price at 4:00 p.m. New York City time. The Money Market Portfolio's securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. The net asset values per share of each Portfolio will fluctuate in response to changes in market conditions and other factors. See the SAI.

  INFORMATION ABOUT PORTFOLIO TRANSACTIONS. The Adviser or the Portfolio Manager for a Portfolio places orders for the purchase and sale of portfolio investments for a Portfolio with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the Adviser or Portfolio Manager may pay higher commission rates than the lowest available when the Adviser or Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Consistent with a policy of obtaining best net results, a Portfolio Manager's affiliate may serve as the Fund's broker in effecting portfolio transactions, including transactions on a national securities exchange, and may retain commissions, in accordance with certain regulations of the SEC.

  INFORMATION ABOUT PORTFOLIO TURNOVER. The Portfolio turnover rate represents the rate at which securities in a Portfolio other than short-term debt obligations are replaced. This rate for the Portfolios is shown in the tables in Condensed Financial Information. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Equity Income, Multi-Strategy, Equity, and Bond and Income Portfolios had portfolio turnover rates in excess of 100% in certain years, which could be considered relatively high. Such a Portfolio turnover rate may result in higher brokerage commissions or other transactional expenses for these Portfolios than for other Portfolios, which expenses must be borne, directly or indirectly, by a Portfolio and ultimately by the Portfolio's shareholders. In addition, high portfolio turnover may affect the ability of a Portfolio to qualify as a regulated investment company. See "Taxation" and "Portfolio Turnover" in the SAI.

  DO ANY ISSUES ARISE FROM THE FUND OFFERING ITS SHARES FOR VARIABLE ANNUITIES AND VARIABLE LIFE INSURANCE POLICIES? The Fund serves as an investment medium for both variable annuity contracts and variable life insurance policies. The Fund currently does not foresee any disadvantages to Variable Contract Owners due to the fact that the Fund serves as an investment medium for both variable life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of annuity contracts and insurance policies for which the Fund serves as investment medium might at some time be in conflict. However, the Fund's Board of Trustees and Pacific Life are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, Pacific Life or another insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund. This might force the Fund to sell securities at disadvantageous prices.

                       OTHER INFORMATION ABOUT THE FUND

  HOW IS THE FUND CAPITALIZED? The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, freely transferable, and non-assessable by the Fund.

  Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

  WHAT IS THE FEDERAL INCOME TAX STATUS OF THE FUND? Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A Portfolio so qualifying generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Portfolio, unless the shareholder elects to receive cash. Each Portfolio also intends to comply with diversification regulations under section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Government Securities Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

  Reference is made to the Prospectus for the applicable Separate Account and Contract for information regarding the Federal income tax treatment of distributions to the Separate Account. See "Taxation" in the Fund's SAI for more information on taxes.

  WHAT VOTING RIGHTS DO SHAREHOLDERS HAVE? Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

  Massachusetts business trust law does not require the Fund to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received.

  MAY THE FUND DISCONTINUE THE OFFERING OF ANY PORTFOLIO? The Fund reserves the right to discontinue offering shares of one or more Portfolio at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company investing in the Fund to such Portfolio will, subject to any necessary regulatory approvals, be invested in the Portfolio deemed appropriate by the Trustees.

  ADVERTISING PERFORMANCE. The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

  Performance information should be considered in light of a Portfolio's investment objectives and policies, characteristics of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Portfolios, see the SAI.

  PREPARATION FOR THE YEAR 2000. The year 2000 presents issues involving the ability of computer systems to properly recognize the year 2000. The inability to do so could result in major failures or miscalculations. The Fund, through its service providers, relies significantly on computer systems and applications in its daily operations. In addressing the year 2000 issue, the Fund's Adviser is seeking periodic assurances from the Fund's Custodian and Portfolio Managers of their ability to be year 2000 compliant. The Adviser surveyed each of these parties and each has advised the Adviser that it is in the process of its efforts to review and/or remediate year 2000 issues and expects to be ready for systems testing no later than January 1, 1999. Based upon these current representations, the Adviser expects these service providers to be year 2000 compliant, but there can be no assurance that they will succeed.

  For more detailed information concerning the Adviser's year 2000 compliance efforts, see the section entitled "Preparation for the Year 2000" in the accompanying Prospectus for the Separate Account.

  In the event that the Adviser, the Fund's service providers, other financial institutions, others with material relationships with the Fund, or others with which the Fund conducts business fail to be year 2000 compliant, there would be a materially adverse effect on the Fund's operations.

                                 TOTAL RETURN

  The table below presents the total return for each Portfolio that began operations before January, 1998. The total return shown in the table tells you how much an investment in a Portfolio has changed in value year to year. It reflects any net increase or decrease in the share price and assumes that all dividends and distributions were reinvested in additional shares. The total return does not include fees and charges at the Separate Account level under the Variable Contracts or other fees and charges under the Variable Contracts.

                         MONEY    HIGH YIELD  MANAGED  GOVERNMENT      GROWTH       EQUITY
                        MARKET       BOND      BOND    SECURITIES        LT        INCOME(4)
YEAR ENDED                 %          %          %         %             %             %
----------              ------    ---------- --------- ----------      ------      ---------
12/31/84                   --         --         --        --             --           --
12/31/85                   --         --         --        --             --           --
12/31/86                   --         --         --        --             --           --
12/31/87                   --         --         --        --             --           --
12/31/88(1)               5.85       8.30       7.11      6.65            --          8.25
12/31/89                  8.73       4.16      14.74     14.61            --         29.22
12/31/90                  7.92       0.38       8.52      8.01            --         (7.54)
12/31/91                  5.74      24.58      17.03     16.67            --         31.42
12/31/92                  3.22      18.72       8.68      7.52            --          5.36
12/31/93                  2.58      18.01      11.63     10.79            --          8.29
12/31/94(3)               3.76       0.42      (4.36)    (5.10)         13.25        (0.28)
12/31/95                  5.54      18.87      19.04     18.81          36.75        31.66
12/31/96                  5.07      11.31       4.25      2.94          17.87        19.43
12/31/97                  5.28       9.44       9.92      9.48          10.96        28.60
Average annual total
 return
 (for all years
 shown)                   5.35      11.13       9.47      8.83          19.31        14.61
                        MULTI-               BOND AND    EQUITY
                      STRATEGY(4) EQUITY(5)  INCOME(5)   INDEX    INTERNATIONAL(4)
YEAR ENDED                 %          %          %         %             %
----------            ----------- ---------- ---------   ------   ----------------
12/31/84                   --        9.80      14.76       --             --
12/31/85                   --       30.02      27.61       --             --
12/31/86                   --       20.92      21.39       --             --
12/31/87                   --        2.18      (2.09)      --             --
12/31/88(1)               6.85       7.19       6.37       --           17.69
12/31/89                 23.42      30.12      17.04       --           20.51
12/31/90                 (1.47)     (2.55)      3.27       --          (13.48)
12/31/91(2)              24.03      29.77      24.32     24.88          10.92
12/31/92                  5.57       6.30       8.09      6.95          (9.78)
12/31/93                  9.25      16.06      19.39      9.38          30.02
12/31/94                 (1.50)     (2.87)     (8.36)     1.05           3.01
12/31/95                 25.25      23.80      33.71     36.92          10.56
12/31/96                 12.56      28.03      (0.80)    22.36          21.89
12/31/97                 19.62      18.18      16.32     32.96           9.28
Average annual total
 return
 (for all years
 shown)                  11.93      15.01      12.48     18.75           9.25

--------
(1) Information is for the period from January 4, 1988 (commencement of operations) to December 31, 1988 except as otherwise indicated.
(2) Information for the Equity Index Portfolio is for the period from January 30, 1991 (commencement of operations) to December 31, 1991.
(3) Information for the Growth LT Portfolio is for the period from January 4, 1994 (commencement of operations) to December 31, 1994.
(4) The performance results of the Equity Income and Multi-Strategy Portfolios through December 31, 1993 and of the International Portfolio through December 31, 1996 were achieved by different Portfolio Managers. J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income Portfolio and Multi-Strategy Portfolio on January 1, 1994 and Morgan Stanley began serving as Portfolio Manager of the International Portfolio on June 1, 1997.
(5) The performance results of the Equity Portfolio and the Bond and Income Portfolio are based on the performance of predecessor portfolios (series) of Pacific Corinthian Variable Fund, which began their first full year of operations on January 1, 1984 and were acquired by the Fund on December 31, 1994. Goldman Sachs Asset Management began serving as Portfolio Manager to the Equity and Bond and Income Portfolios on May 1, 1998. Prior to May 1, 1998, a different firm served as Portfolio Manager and achieved the performance results shown through December 31, 1997.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY GOLDMAN SACHS

  The table below sets forth the performance data relating to the historical performance of the Goldman Sachs CORE Large Cap Growth Composite
("Composite").

  Each account represented in the Composite is managed by Goldman Sachs and has substantially similar investment objectives, policies, and strategies to those of the Equity Portfolio. The Composite currently consists of 8 accounts, including 6 advisory accounts and 2 mutual funds. In prior years, the Composite consisted of less advisory accounts and no mutual funds. The performance information for the Composite is presented in two forms: (1) the first presentation reflects the average fees and expenses charged to the accounts in the Composite and (2) the second presentation uses the gross performance of the Composite as adjusted to reflect the fees and expenses of the Equity Portfolio. The expenses shown for the Composite in the first presentation include investment advisory fees; expenses do not include the expense for custody (or other expenses for mutual funds), which if included, could lessen performance and which are expenses the Portfolio bears. The average fees for the Composite from January 1995 through December 1997 are estimated. The Composite performance figures also reflect the inclusion of any dividends and interest income received, the deductions of any brokerage commissions, and other related portfolio transaction expenses which are generally reflected as part of the cost of a security.

  The Composite data was calculated using the methodology recommended by the Association for Investment Management and Research ("AIMR"), retroactively applied to all time periods. Accounts under Goldman Sachs' management are included in the Composite the month after operations commence. To determine Composite values, the beginning market value of each comparable account is divided by the sum of the market values of all comparable accounts, which results in a percentage number. The percentage number is multiplied by each comparable account's rate of return. The sum of all accounts for the comparable accounts results in a dollar-weighted composite return. The Composite investment results are unaudited.

  Because of the differences in computation methods, such as the method or frequency of reinvesting dividends or measuring gains, the data for the comparable accounts shown below may not be precisely comparable to performance data for a mutual fund. In addition, the performance data for the advisory accounts included in the Composite may not be representative of the Equity Portfolio because those accounts are not subject to the obligation to redeem shares upon request and to meet diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the performance. In addition, if the asset size of the comparable accounts varies from that of the Equity Portfolio, this might reduce the comparability of the Equity Portfolio's performance to that of the comparable accounts. Moreover, the Equity Portfolio's current and future investments are not and will not necessarily be identical to those of the comparable accounts. Investors should also be aware that the use of a methodology different from that used to calculate these Composite returns could result in different performance data.

  The investment results presented below are not those of the Fund and are not intended to predict or suggest returns that might be experienced by the Equity Portfolio or an individual investor having an interest in the Equity Portfolio. These total return figures represent past performance and do not indicate future results, which will vary.

  THE FOLLOWING PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION FOR SEPARATE ACCOUNT OR CONTRACT LEVEL CHARGES.

               TOTAL RETURN FOR THE GOLDMAN SACHS CORE LARGE CAP
              GROWTH COMPOSITE AND THE RUSSELL 1000 GROWTH INDEX


                                                   GOLDMAN SACHS CORE
                                               LARGE CAP GROWTH COMPOSITE
                                                  ADJUSTED TO REFLECT
                       GOLDMAN SACHS CORE        EXPENSES OF THE EQUITY     RUSSELL 1000
                   LARGE CAP GROWTH COMPOSITE*        PORTFOLIO**          GROWTH INDEX+
------------------------------------------------------------------------------------------
                             ANNUAL                      ANNUAL                ANNUAL
       YEAR             TOTAL RETURN (%)            TOTAL RETURN (%)      TOTAL RETURN (%)
------------------------------------------------------------------------------------------
     1997                     32.46                      32.41                 30.49
     1996                     29.37                      29.26                 23.12
     1995                     38.11                      37.98                 37.19
     1994                      7.44                       7.02                  0.60
     1993                     12.09                      11.72                  0.87
     1992                      0.33                      (0.10)                  N/A
------------------------------------------------------------------------------------------
    TIME PERIOD          AVERAGE ANNUAL              AVERAGE ANNUAL        AVERAGE ANNUAL
  (THRU 12/31/97)       TOTAL RETURN (%)            TOTAL RETURN (%)      TOTAL RETURN (%)
------------------------------------------------------------------------------------------
    1 year                    32.46                      32.41                 30.49
   3 years                    33.26                      33.19                 30.11
   5 years                    23.31                      23.15                 18.40
  Inception
   (12/1/91)                  21.55                      21.37                 17.54

* Returns reflect the average investment advisory fees and expenses charged to the accounts in the Composite. Expenses do not include the expenses for custody (or other expenses for mutual funds), which if included, could lessen performance and which are expenses the Equity Portfolio bears.

** Returns reflect expenses for each year.

+ The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values than other companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies of the Russell 3000 Index, an index that measures the performance of the largest 3,000 companies in terms of market capitalization. For purposes of calculating total return, dividends declared by any company in the Russell 1000 Growth Index are reinvested on the ex-dividend date. The Russell 1000 Growth Index is unmanaged.

                                   APPENDIX

DESCRIPTION OF BOND RATINGS

  Corporate Bonds: Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Bonds rated AA by Standard & Poor's are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

  Bonds rated A by Standard & Poor's, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

  The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

  Moody's Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated Caa by Moody's are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody's to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody's bond ratings, are regarded by Moody's as having extremely poor prospects.

  Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  A bond rated BB, B, CCC, and CC by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

  Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

  Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements;
(ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating,
(iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

                         [LOGO OF PACIFIC SELECT FUND]

                              PACIFIC SELECT FUND

           INVESTMENT ADVISER             Morgan Stanley Asset Management Inc.
     Pacific Life Insurance Company           1221 Avenue of the Americas
        700 Newport Center Drive                New York, New York 10020
          Post Office Box 9000
    Newport Beach, California 92660
                                                      DISTRIBUTOR
                                           Pacific Mutual Distributors, Inc.
           PORTFOLIO MANAGERS                     Member: NASD & SIPC
         Bankers Trust Company                  700 Newport Center Drive
           130 Liberty Street                        P.O. Box 9000
        New York, New York 10006            Newport Beach, California 92660


     Goldman Sachs Asset Management                    CUSTODIAN
           One New York Plaza              Investors Fiduciary Trust Company
        New York, New York 10004                    801 Pennsylvania
                                              Kansas City, Missouri 64105
       Janus Capital Corporation
          100 Fillmore Street                           AUDITORS
      Denver, Colorado 80206-4928                Deloitte & Touche LLP
                                                 695 Town Center Drive
 J.P. Morgan Investment Management Inc.                Suite 1200
            522 Fifth Avenue                  Costa Mesa, California 92626
        New York, New York 10036

                                                        COUNSEL
 Pacific Investment Management Company           Dechert Price & Rhoads
  840 Newport Center Drive, Suite 360            1775 Eye Street, N.W.
    Newport Beach, California 92660           Washington, D.C. 20006-2401



Prospectus dated May 1, 1998

FORM NO. 1010-8A

                      STATEMENT OF ADDITIONAL INFORMATION

                         [LOGO of PACIFIC SELECT FUND]

                              PACIFIC SELECT FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATE: MAY 1, 1998

                               ----------------

  Pacific Select Fund (the "Fund") is an open-end diversified management investment company currently offering fourteen separate investment Portfolios: the Money Market Portfolio; the High Yield Bond Portfolio; the Managed Bond Portfolio; the Government Securities Portfolio; the Growth Portfolio; the Aggressive Equity Portfolio; the Growth LT Portfolio; the Equity Income Portfolio; the Multi-Strategy Portfolio; the Equity Portfolio; the Bond and Income Portfolio; the Equity Index Portfolio; the International Portfolio; and the Emerging Markets Portfolio. The Fund's Adviser is Pacific Life Insurance Company.

  This Statement of Additional Information ("SAI") is intended to supplement the information provided to investors in the Prospectus dated May 1, 1998, of the Fund and has been filed with the Securities and Exchange Commission as part of the Fund's Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this SAI are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone numbers listed below.

                               ----------------

                                 Distributor:

                       Pacific Mutual Distributors, Inc.
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                                (800) 800-7681

                                   Adviser:

                        Pacific Life Insurance Company
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                                (800) 800-7681

                               TABLE OF CONTENTS

INTRODUCTION................................................................   1
INVESTMENT POLICIES FOR MONEY MARKET PORTFOLIO..............................   1
SECURITIES AND INVESTMENT TECHNIQUES........................................   1
  U.S. Government Securities................................................   1
  Mortgage-Related Securities...............................................   2
    Mortgage Pass-Through Securities........................................   2
    GNMA Certificates.......................................................   2
    FNMA and FHLMC Mortgage-Backed Obligations..............................   3
    Collateralized Mortgage Obligations (CMOs)..............................   3
    FHLMC Collateralized Mortgage Obligations...............................   4
    Other Mortgage-Related Securities.......................................   4
    CMO Residuals...........................................................   5
    Stripped Mortgage-Backed Securities.....................................   5
    Mortgage Dollar Rolls...................................................   6
  Other Asset-Backed Securities.............................................   6
  High Yield Bonds..........................................................   6
  Bank Obligations..........................................................   7
  Municipal Securities......................................................   9
  Corporate Debt Securities.................................................   9
  Variable and Floating Rate Securities.....................................  10
  Commercial Paper..........................................................  10
  Convertible Securities....................................................  11
  Repurchase Agreements.....................................................  12
  Borrowing.................................................................  13
  Reverse Repurchase Agreements and Other Borrowings........................  13
  Firm Commitment Agreements and When-Issued Securities.....................  13
  Loans of Portfolio Securities.............................................  14
  Short Sales Against the Box...............................................  14
  Restricted Securities (Private Placements)................................  14
  Foreign Securities........................................................  15
  Foreign Currency Transactions.............................................  17
    Forward Foreign Currency Contracts......................................  17
  Options...................................................................  19
    Purchasing and Writing Options on Securities............................  19
    Purchasing Options on Stock Indexes.....................................  20
    Risks of Options Transactions...........................................  21
    Spread Transactions.....................................................  21
  Options on Foreign Currencies.............................................  22
  Investments in SPDRs......................................................  23
  Futures Contracts and Options on Futures Contracts........................  24
    Interest Rate Futures...................................................  24
    Stock Index Futures.....................................................  24
    Futures Options.........................................................  25
    Limitations.............................................................  26
    Risks Associated with Futures and Futures Options.......................  26
  Foreign Currency Futures and Options Thereon..............................  28
  Swap Agreements and Options on Swap Agreements............................  28
  Structured Notes..........................................................  28
  Warrants and Rights.......................................................  28
  Duration..................................................................  29

INVESTMENT RESTRICTIONS.....................................................  30
  Fundamental Investment Restrictions.......................................  30
  Nonfundamental Investment Restrictions....................................  31
MANAGEMENT OF THE FUND......................................................  33
  Trustees and Officers.....................................................  33
  Investment Adviser........................................................  34
  Portfolio Management Agreements...........................................  36
  Distribution of Fund Shares...............................................  41
  Purchases and Redemptions.................................................  41
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  42
  Investment Decisions......................................................  42
  Brokerage and Research Services...........................................  42
  Portfolio Turnover........................................................  44
NET ASSET VALUE.............................................................  44
PERFORMANCE INFORMATION.....................................................  46
TAXATION....................................................................  48
  Distributions.............................................................  49
  Hedging Transactions......................................................  50
OTHER INFORMATION...........................................................  50
  Concentration Policy......................................................  50
  Capitalization............................................................  50
  Voting Rights.............................................................  50
  Custodian and Transfer Agency and Dividend Disbursing Services............  51
  Financial Statements......................................................  51
  Independent Auditors......................................................  51
  Counsel...................................................................  51
  Registration Statement....................................................  51

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 INTRODUCTION

  This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectus.

                INVESTMENT POLICIES FOR MONEY MARKET PORTFOLIO

  The investment objective and investment policies of the Money Market Portfolio are described in the Prospectus. The following description presents more detailed information on investment policies that apply to the Portfolio, and is intended to supplement the information provided in the Prospectus. A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Aaa or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), AAA or A-1 by Standard & Poor's Rating Services ("S&P")) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO;
(2) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Adviser; or (3) a U.S. Government security. With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features.

  The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Portfolio may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Portfolio must generally, with respect to 75% of its total assets, invest no more than 10% of its total assets in securities issued by or subject to guarantees or demand features from the same entity. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

                     SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

  All Portfolios may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. Government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

  Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

MORTGAGE-RELATED SECURITIES

  Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Fund's policies concerning diversification and concentration, see "Concentration Policy" on page 50.

  Mortgage Pass-Through Securities. These are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMAs"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

  GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration ("FHA"), or guaranteed by the Department of Veterans Affairs ("VA"). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

  FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the 12 Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

  In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

  Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

  Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Portfolio Manager determines that the securities meet a Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser or Portfolio Manager are illiquid if, as a result, more than 15% of the value of a Portfolio's net assets (10% for the Money Market Portfolio) will be illiquid. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Portfolio Manager will, consistent with a Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

  CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  Mortgage Dollar Rolls. The Bond and Income Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

OTHER ASSET-BACKED SECURITIES

  In addition to mortgage-related securities, the High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest in other asset-backed securities which are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

HIGH YIELD BONDS

  The High Yield Bond Portfolio, the Managed Bond Portfolio (up to 10% of its assets), the Growth LT Portfolio (up to 10% of its assets), the Bond and Income Portfolio (up to 20% of its assets), and the International Portfolio (up to 5% of its assets), measured at the time of investment, may invest in high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality (although the Managed Bond Portfolio may not invest in securities rated lower than B) ("high yield bonds," which are commonly referred to as "junk bonds").

  In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio, and in particular the High Yield Bond and Bond and Income Portfolios. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

  Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. The high yield bond market is relatively new, and many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

  High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

BANK OBLIGATIONS

  Bank obligations in which all Portfolios may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which
(i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

  A Portfolio will not invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion (U.S. $500 million in the case of the Equity Income Portfolio and U.S. $2 billion in the case of the Bond and Income Portfolio), or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation ("FDIC"); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Portfolio Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

  All Portfolios may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion (U.S. $500 million in the case of the Equity Income Portfolio and U.S. $2 billion in the case of the Bond and Income Portfolio), or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund ("SAIF");
(ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

  A Portfolio will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the Money Market Portfolio) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

  The International Portfolio may only invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Portfolio Manager, are of an investment quality comparable to fixed income obligations in which the Portfolio may invest. The Aggressive Equity and Emerging Markets Portfolios may only invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Portfolio Manager, are of an investment quality comparable to obligations of U.S. banks in which the Portfolios may invest. There is no limitation on the amount of a Portfolio's assets which may be invested in obligations of foreign banks if the bank obligations meet the appropriate conditions set forth above.

  Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

  The International Portfolio's investments in convertible securities, described below, that are purchased in furtherance of the Portfolio's investment objective, are not subject to the limitations described above with respect to bank obligations.

MUNICIPAL SECURITIES

  The Bond and Income Portfolio may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

  The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

  Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

CORPORATE DEBT SECURITIES

  All Portfolios may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and the Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Bond and Income, International and Emerging Markets Portfolios may invest in U.S. dollar-denominated debt securities of foreign issuers. The Aggressive Equity, Growth LT, International, and Emerging Markets Portfolios, and, to the extent of 20% of their assets, the Managed Bond and Government Securities Portfolios, and to the extent of 10% of their assets, the Multi-Strategy and Bond and Income Portfolios, may also invest in debt securities of foreign issuers denominated in foreign currencies. The debt securities in which any Portfolio other than the Money Market Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or, if not so rated, are, in the Portfolio Manager's opinion, comparable in quality to corporate debt securities in which a Portfolio may invest. The debt securities in which the Money Market Portfolio may invest are described in the discussion of the investment objective and policies of that Portfolio.

  The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

  The High Yield Bond, Managed Bond, Growth, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios may invest in corporate debt securities rated Baa (Moody's) or BBB (S&P), or, if not rated by Moody's or S&P, of equivalent quality. Such securities are considered medium grade, and do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking.

  The High Yield Bond, Equity Income and Multi-Strategy Portfolios and, to the extent of 10% of their assets, the Managed Bond and Growth LT Portfolios, and, to the extent of 20% of its assets, the Bond and Income Portfolio and to the extent of 5% of its assets, the International Portfolio, may invest in debt securities rated lower than Baa or BBB (although the Managed Bond Portfolio may not invest in securities rated lower than B), or, if not rated by Moody's or S&P, of equivalent quality. Such securities are not considered to be investment grade, and are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of such securities, see the discussion of "High Yield Bonds" above.

VARIABLE AND FLOATING RATE SECURITIES

  All Portfolios may invest in variable and floating rate securities which provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

COMMERCIAL PAPER

  All of the Portfolios may invest in commercial paper (including variable amount master demand notes). Each Portfolio, other than the Money Market and Equity Portfolios may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations and (1) rated at the date of investment Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding. The Aggressive Equity, International, and Emerging Markets Portfolios may, however, invest in commercial paper denominated in foreign currencies. The Money Market Portfolio may invest in commercial paper that meets the standards for money market securities that Portfolio may acquire as described in the Prospectus in the section "Investment Objectives and Policies." The Equity Portfolio may invest in commercial paper (1) rated at the time of purchase Prime-1 by Moody's or A-1 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P.

  Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P; a Portfolio, other than the Money Market Portfolio, may invest in them only if the Adviser or Portfolio Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Money Market Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the Prospectus on "Investment Objectives and Policies." Master demand notes are considered by the Portfolio to have a maturity of one day unless the Adviser or Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix in the Prospectus for a description of Moody's and S&P ratings applicable to commercial paper.

CONVERTIBLE SECURITIES

  All Portfolios except the Money Market Portfolio may invest in convertible securities. The convertible securities in the Portfolio's portfolios are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

  As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Portfolio Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

  Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

  A "synthetic convertible" is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

  However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

  More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Portfolio Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

  A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

REPURCHASE AGREEMENTS

  All Portfolios may invest in repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

  If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA, or A by S&P) or, if not rated by Moody's or S&P, are of equivalent investment quality as determined by the Adviser or Portfolio Manager, except that the Money Market Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the discussion of that Portfolio's investment objective and policies.

  Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Portfolio Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser or Portfolio Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

  A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Portfolio (10% for the Money Market Portfolio). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

BORROWING

  Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed by the Portfolio exceeds 33 1/3 of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements will be included as borrowing subject to the borrowing limitations described above.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

  Among the forms of borrowing in which the High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, Equity Index, and Emerging Markets Portfolios may engage and enter into reverse repurchase agreements, which involves the sale of a debt security held by the Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.

  A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

  A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of a segregated account consisting of U.S. Government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES

  All Portfolios may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a "when-issued" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Portfolio Manager to a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

  A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price--and all the rights and risks of ownership of the securities--accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of realizing additional income, each Portfolio, except the Growth, Equity Income, Multi-Strategy, and Equity Index Portfolios, may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. Government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 25% of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. In determining whether to lend securities, the Adviser or Portfolio Manager considers all relevant facts and circumstances including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. However, the Portfolio intends to call loaned voting securities if important shareholder meetings are imminent.

SHORT SALES AGAINST THE BOX

  The Aggressive Equity and Equity Portfolios may enter into short sales "against the box." A short sale is made by selling a security the Portfolio does not own. A short sale is "against the box" when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. No more than 15% of the value of a Portfolio's net assets will be subject to such short sales at any time.

RESTRICTED SECURITIES (PRIVATE PLACEMENTS)

  All Portfolios except the Equity Index Portfolio may invest in restricted securities (including privately placed securities) but a Portfolio will not acquire such securities if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of the Portfolio's net assets, and in the case of the Money Market Portfolio, 10% of the value of its Portfolio assets. The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale.

  Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Portfolio Manager will consider whether steps should be taken to assure liquidity.

  Certain restricted securities may be purchased by certain "qualified institutional buyers" without the necessity for registration of the securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Portfolio Manager determines that the security is liquid under guidelines adopted by the Fund's Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

FOREIGN SECURITIES

  The Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios may invest directly in U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations and U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies. The Growth, Growth LT, Equity Income, Multi-Strategy and Equity Index Portfolios may invest in equity securities of foreign issuers if U.S. exchange listed or if otherwise included in the S&P 500. The Growth LT Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the United States. The Aggressive Equity Portfolio may invest in securities of foreign issuers that are traded in U.S. securities markets and may invest up to 20% of its assets in securities that are traded principally in securities markets outside of the United States. The International and Emerging Markets Portfolios may invest in equity securities of foreign corporations, nonconvertible fixed income securities denominated in foreign currencies, and in securities represented by European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities convertible into equity securities of foreign issuers. The Growth LT Portfolio may also invest in EDRs and GDRs and other types of receipts of shares evidencing ownership of the underlying foreign securities. The Managed Bond and Government Securities Portfolios may each invest up to 20% of their assets in non-U.S. dollar-denominated debt securities of foreign issuers. The Multi-Strategy and Bond and Income Portfolios may invest up to 10% of their assets in non-U.S. dollar-denominated debt securities of foreign issuers. All Portfolios, except the Equity Portfolio, may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

  There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

  It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

  With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

  The dividends and interest payable on certain of the Portfolios' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

  Investors should understand that the expense ratio of the International and Emerging Markets Portfolios can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolios are higher.

  Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. The Fund has entered into a Custody Agreement with Investors Fiduciary Trust Company ("IFTC"), a trust company chartered under the laws of Missouri, which has entered into a Subcustodial Agreement with The Chase Manhattan Bank ("Chase") under which Chase, together with certain of its foreign branches and agencies and foreign banks and securities depositories acting as subcustodian to Chase, will maintain custody of the securities and other assets of foreign issuers for the Fund. Under these agreements, Chase and IFTC have agreed (i) to use reasonable care in the safekeeping of these securities, (ii) to indemnify and hold harmless the Fund from and against any loss which shall occur as a result of the failure of a foreign bank or securities depository holding such securities and (iii) to exercise reasonable care in the safekeeping of such securities to the same extent as if the securities were held in New York. Pursuant to requirements of the Securities and Exchange Commission ("SEC"), Chase is required to use reasonable care in the selection of foreign subcustodians, and to consider the financial strength of the foreign subcustodian, its general reputation and standing (for depository, its operating history and number of participants), its ability to provide efficiently the custodial services required, its relative costs for the services to be rendered, and the Fund's ability to obtain jurisdiction over the foreign subcustodian to enforce judgments. No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.

  The International and Emerging Markets Portfolios may invest in shares of investment companies organized to invest in foreign countries. Under the 1940 Act, the Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of the Portfolio's total assets in any one investment company, or invest more than 10% of the Portfolio's total assets in the securities of investment companies.

  The International and Emerging Markets Portfolios' foreign investments will be allocated to at least three countries at all times. In addition, each Portfolio may not invest more than 50% of its assets in any one second tier country or more than 25% of its assets in any one third tier country. First tier countries are: Germany, the United Kingdom, Japan, the United States, France, Canada, and Australia. Second tier countries are all countries not in the first or third tier. Third tier countries are countries identified as "emerging" or "developing" by the International Bank for Reconstruction and Development ("World Bank") or International Finance Corporation. The Portfolios are not subject to any limit upon investment in issuers domiciled or primarily traded in the United States. Less diversification among countries may create an opportunity for higher returns, but may also result in higher risk of loss because of greater exposure to a market decline in a single country.

FOREIGN CURRENCY TRANSACTIONS

  Generally, the foreign exchange transactions of the Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, the Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios have authority to deal in forward foreign exchange as a hedge against possible fluctuations in foreign exchange rates. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. A Portfolio's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of a Portfolio, or the payment of dividends and distributions by a Portfolio. Position hedging is the sale of forward foreign currency contracts with respect to portfolio security positions denominated or quoted in a foreign currency. In connection with either of these types of hedging, a Portfolio may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which portfolio securities are or are expected to be denominated. Proxy hedging is often used when a currency in which portfolio securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. The Portfolios will not speculate in forward foreign exchange.

  Forward Foreign Currency Contracts. The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios may enter into forward foreign currency contracts only under the following circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment in made or received.

  Second, when the Portfolio Manager of a Portfolio believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Portfolio enter into forward contracts under this second circumstance, or maintain a net exposure to such contracts, where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio's portfolio securities or other assets denominated in that foreign currency (or a proxy currency considered to move in correlation with that currency). In addition, a Portfolio will not enter into forward contracts under this second circumstance, if, as a result, the Portfolio will have more than 25% of the value of its total assets committed to the consummation of such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio's custodian bank will place cash or liquid equity or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of assets placed in the separate account declines, a Portfolio will find alternative cover or additional cash or securities will be placed in the account on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts.

  When a Portfolio Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio's holdings denominated in such foreign currency. At the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

  If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  A Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Portfolio Manager. It also should be realized that this method of protecting the value of a Portfolio's holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

  Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, International, and Emerging Markets Portfolios may also purchase and write options on foreign currencies, invest in foreign currency futures contracts, and purchase and write options thereon, as described below.

OPTIONS

  In pursuing their investment objectives, the High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, and Emerging Markets Portfolios may engage in the purchase and writing of put and call options on securities. In pursuing their investment objectives, the Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, Equity Index, and Emerging Markets Portfolios may purchase put and call options on stock indexes.

  Purchasing and Writing Options on Securities. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, and Emerging Markets Portfolios may purchase and write put and call options on securities. A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.

  A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.

  In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

  In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

  A Portfolio may write call options and put options only if they are "covered" or "secured." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio, or, if the Portfolio has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in cash, U.S. Government securities or liquid securities marked-to-market daily in a segregated account with the Fund's custodian. A put is secured if the Portfolio maintains cash, U.S. Government securities or liquid securities marked-to-market daily with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

  In the case of options on certain U.S. Government securities, the Portfolio will maintain, in a segregated account with the Fund's Custodian, cash, U.S. Government securities or liquid securities marked-to-market daily with a value sufficient to meet its obligations under the call, or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

  A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

  Purchasing Options on Stock Indexes. The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, Equity Index and Emerging Markets Portfolios may purchase put and call options on stock indexes which are standardized and traded on a U.S. exchange or board of trade, or for which an established over-the-counter market exists. The Aggressive Equity and Emerging Markets Portfolios may sell put and call options on securities indexes that are exchange traded or traded on over-the-counter markets. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation ("OCC").

  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

  A stock index is ordinarily expressed in relation to a "base" established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

  Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are "value weighted;" that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

  In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash--not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index "multiplier." A multiplier of 100, for example, means that a one-point difference will yield $100.

  Gains or losses on the Portfolios' transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.

  Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

  If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

  With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

  Spread Transactions. The High Yield Bond, Managed Bond and Government Securities Portfolios may enter into spread transactions with securities dealers. Such spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Portfolio in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Portfolio to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Portfolio's objectives and to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be "covered" or "secured" as described in the "Options", "Options on Foreign Currencies", "Futures Contracts and Options on Futures Contracts", and "Swap Agreements and Options on Swap Agreements" sections.

OPTIONS ON FOREIGN CURRENCIES

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, International, and Emerging Markets Portfolios may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.

  A Portfolio may write options on foreign currencies for hedging purposes. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  A Portfolio may write covered call and put options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or cash, U.S. Government securities, or liquid securities marked-to-market daily in a segregated account with the Fund's custodian; or (iv) cross-hedges the call option by segregating and marking-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Portfolio is "covered" if the option is secured by (i) government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price in a segregated account, or (ii) a put on the same underlying currency at an equal or greater exercise price.

  A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining, in a segregated account with the Fund's custodian, cash, U.S. Government Securities, or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

  In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENTS IN SPDRS

  Under the 1940 Act, a Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies.

  The Equity Portfolio may also invest in Standard & Poor's Depository Receipts ("SPDRs") in compliance with the 1940 Act. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yields of the Standard & Poor's Composite Stock Price Index ("S&P 500").

  Individual investments in SPDRs are not redeemable, except upon termination of the UIT. However, large quantities of SPDRs known as "Creation Units" are redeemable from the sponsor of the UIT. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market.

  The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Equity Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described under "Risks of Options Transactions."

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios may invest in interest rate futures and options thereon. The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Equity Index, International, and Emerging Markets Portfolios may invest in stock index futures and options thereon.

  Interest Rate Futures. (The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios.) An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

  As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

  A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

  Stock Index Futures. (The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Equity Index, International, and Emerging Markets Portfolios.) A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

  A Portfolio may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the Portfolio's portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

  Futures Options. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios may purchase and sell (write) call and put options on interest rate futures. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

  The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Equity Index, International, and Emerging Markets Portfolios may purchase put and call options on stock index futures. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

  The High Yield Bond, Multi-Strategy, Equity Income, Equity, and Equity Index Portfolios will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

  If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

  A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

  Limitations. The Fund will comply with certain regulations of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions and qualify for an exclusion from being a "commodity pool." Under these regulations, a Portfolio may only enter into a futures contract or purchase an option thereon (1) for bona fide hedging purposes and (2) for other purposes if, immediately thereafter, the initial margin deposits for futures contracts held by that Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

  When purchasing a futures contract, a Portfolio must maintain with its custodian in a segregated account (or broker, if legally permitted) cash, U.S. Government securities or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. Government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the amount such option is in-the-money until the option expires or is closed out by the Portfolio. When selling a futures contract or selling a put option on a futures contract, the Portfolio is required to maintain with its custodian government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option, or to otherwise cover the position.

  A Portfolio may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

  The Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

  Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index's component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, International, and Emerging Markets Portfolios may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

FOREIGN CURRENCY FUTURES AND OPTIONS THEREON

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, International, and Emerging Markets Portfolios may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures") and may purchase and write options on foreign currency futures. In addition, a Portfolio may engage in cross-hedging activities, which involve the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different ("proxy") currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the Portfolio Manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS

  The Emerging Markets Portfolio may enter into equity index swap agreements. The Managed Bond and Government Securities Portfolios may enter into interest rate, interest rate index, and currency exchange rate swap agreements, and may purchase and sell options thereon. A Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Portfolio. The Bond and Income Portfolio may invest in the following types of swap agreements: (1) "interest rate caps," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (2) "interest rate floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or "floor"; (3) "interest rate collars," under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) "currency exchange rate swap agreements."

  Generally, the swap agreement transactions in which a Portfolio will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

STRUCTURED NOTES

  The Bond and Income Portfolio may invest in structured notes. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio's investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

WARRANTS AND RIGHTS

  The High Yield Bond, Growth LT, Equity Income, Multi-Strategy, Equity, and Bond and Income Portfolios may invest in warrants; however, not more than 10% of the market value of a Portfolio's assets (at the time of purchase), and in the case of the Equity Portfolio 5%, may be invested in warrants other than warrants acquired in units or attached to other securities. The Aggressive Equity and Emerging Markets Portfolios each may invest up to 5% of its net assets in warrants or rights (valued at the lower of cost or market) to purchase securities, provided that no more than 2% of its net assets are invested in warrants not listed on the New York or American Stock Exchanges. Each of these Portfolios may invest in warrants or rights acquired as part of a unit or attached to securities at the time of purchase without limitation. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

DURATION

  Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Portfolio Manager in fixed income security selection. In this discussion, the term "bond" is generally used to connote any type of debt instrument.

  Most notes and bonds have provided interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

  Duration is a measure of the average life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

  Although frequently used, the "term of maturity" of a bond is not a useful measure of the longevity of a bond's cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

  Another way of measuring the longevity of a bond's cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the "dollar-weighted mean waiting time," indicating that it is a measure of the average time to payment of a bond's cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

  A bond's duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond's yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

  Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser or Portfolio Manager to a Portfolio will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

  Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

  Each Portfolio's investment objective as set forth under "Investment Objectives and Policies," and the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of
(a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

  (i) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

  (ii) with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

  (iii) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

  (iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

  (v) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Portfolio's assets);

  (vi) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities in an amount not to exceed 25% of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Fund's Trustees;

  (vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; and

  In addition, with respect to the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Growth LT, Equity Income, Multi-Strategy, Equity Index and International Portfolios, unless otherwise indicated, such Portfolios may not:

  (viii) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in the Statement of Additional Information (a) the Managed Bond, Equity Index, Government Securities, High Yield Bond, Growth LT, Equity Income, Multi-Strategy, and International Portfolios may engage in futures contracts and options on futures contracts, (b) all Portfolios may enter into foreign forward currency contracts; and (c) the Equity Index Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase options on stock index futures;

  (ix) except the Growth LT Portfolio, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (x) except the Growth LT Portfolio, maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Prospectus and in the SAI for transactions in options, futures, and options on futures.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

  Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

  (i) invest for the purpose of exercising control or management;

  (ii) sell securities or property short, except short sales against the box;

  (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants;

  (iv) purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (v) maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Prospectus and in the SAI for transactions in options, futures, and options on futures;

  (vi) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Money Market Portfolio, more than 10% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities; and

  (vii) purchase or sell commodities or commodities contracts, except, (a) futures contracts and options on futures contracts, (b) forward foreign currency contracts and (c) stock index futures, options on stock indexes, and options on stock index futures; subject to any applicable restrictions described in the Prospectus and in the SAI.

  Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. For purposes of fundamental restriction
(v) and nonfundamental restriction (vii) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of nonfundamental restriction (v), a short sale "against the box" shall not be considered a short position.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Trustees and Executive Officers of the Fund, their business address, and principal occupations during the past five years are:

                                                  BUSINESS AFFILIATES AND
 NAME AND ADDRESS          POSITION WITH THE FUND PRINCIPAL OCCUPATIONS
 ----------------          ---------------------- -----------------------
 Thomas C. Sutton*            Chairman of the     Chairman of the Board,
 700 Newport Center Drive     Board, Trustee      Director and Chief Executive
 Newport Beach, CA 92660      and President       Officer of Pacific Life,
 Age 55                                           Pacific Mutual Holding
                                                  Company and Pacific
                                                  LifeCorp; Former Equity
                                                  Board Member of PIMCO
                                                  Advisors L.P.; and similar
                                                  positions with other
                                                  subsidiaries of Pacific
                                                  Life; Director of Newhall
                                                  Land & Farming; Director of
                                                  The Irvine Company; Director
                                                  of Edison International.
 Glenn S. Schafer*            Trustee             President and Director of
 700 Newport Center Drive                         Pacific Life, Pacific Mutual
 Newport Beach, CA 92660                          Holding Company and Pacific
 Age 48                                           LifeCorp and similar
                                                  positions with other
                                                  subsidiaries and affiliates
                                                  of Pacific Life.
 Richard L. Nelson            Trustee             Business Consultant; retired
 8 Cherry Hills Lane                              Partner with Ernst & Young;
 Newport Beach, CA 92660                          Director of Wynn's
 Age 68                                           International, Inc.
 Lyman W. Porter              Trustee             Professor of Management in
 University of California                         the Graduate School of
 at Irvine                                        Management at the University
 Irvine, CA 92717                                 of California, Irvine;
 Age 68                                           Member of the Academic
                                                  Advisory Board of the
                                                  Czechoslovak Management
                                                  Center; and member of the
                                                  Board of Trustees of the
                                                  American University of
                                                  Armenia.
 Alan Richards                Trustee             President of Alan Richards
 7381 Elegans Place                               Consulting, Inc.; Chairman
 Carlsbad, CA 92009                               of IBIS Capital, LLC; Former
 Age 68                                           Chairman of Advisory Board,
                                                  DCG Corporation; Former
                                                  Director of Western National
                                                  Corporation.
 Brian D. Klemens             Vice President      Assistant Vice President,
 700 Newport Center Drive     and Treasurer       Accounting and Assistant
 Newport Beach, CA 92660                          Controller, Corporate
 Age 41                                           Finance of Pacific Life.
 Diane N. Ledger              Vice President      Vice President, Variable
 700 Newport Center Drive     and Assistant       Regulatory Compliance,
 Newport Beach, CA 92660      Secretary           Corporate Law of Pacific
 Age 58                                           Life.
 Sharon A. Cheever            Vice President      Vice President and
 700 Newport Center Drive     and General         Investment Counsel of
 Newport Beach, CA 92660      Counsel             Pacific Life.
 Age 42
 Audrey L. Milfs              Secretary           Vice President, Director and
 700 Newport Center Drive                         Corporate Secretary of
 Newport Beach, CA 92660                          Pacific Life; and similar
 Age 52                                           positions with other
                                                  subsidiaries of Pacific
                                                  Life.

--------
* Mr. Sutton and Mr. Schafer are "interested persons" of the Fund (as that term is defined in the Investment Company Act) because of their positions with Pacific Life as shown above.

  Trustees other than those affiliated with Pacific Life Insurance Company ("Pacific Life" or the "Adviser", formerly known as Pacific Mutual Life Insurance Company) or a Portfolio Manager, currently receive an annual fee of $15,000 and $1,500 for each Board of Trustees meeting attended, including each Audit, Policy, or Nominating Committee meeting attended, plus reimbursement of related expenses. In addition, the Chairman of the Fund's Audit Committee and Policy Committee each receives an additional annual fee of $2,000. The following table summarizes the aggregate compensation paid by the Fund to each Trustee who was not affiliated with Pacific Life or a Portfolio Manager in 1997. The table also shows total compensation paid to these Trustees in 1997 by the Fund and PIMCO Funds: Multi-Manager Series (formerly Equity Advisors Series), an investment company managed by an affiliate of Pacific Life for which Messrs. Nelson, Porter, and Richards (but not Mr. Sutton or Mr. Schafer) also serve as trustees (collectively, "Fund Complex").

                                              PENSION OR
                                              RETIREMENT               TOTAL
                                               BENEFITS   ESTIMATE  COMPENSATION
                                               ACCRUED     ANNUAL    FROM FUND
                                  AGGREGATE   AS PART OF  BENEFITS    COMPLEX
                                 COMPENSATION    FUND       UPON      PAID TO
NAME OF TRUSTEE                   FROM FUND    EXPENSES  RETIREMENT   TRUSTEES
---------------                  ------------ ---------- ---------- ------------
Richard L. Nelson...............   $28,500         0          0       $59,500
Lyman W. Porter.................   $27,000         0          0       $57,500
Alan Richards...................   $28,500         0          0       $64,500

  None of the Trustees or Officers directly own shares of the Fund. As of February 27, 1998, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISER

  Pacific Life serves as Investment Adviser to the Fund pursuant to an Investment Advisory Agreement ("Advisory Contract") between Pacific Life and the Fund. Pacific Life is responsible for administering the affairs of and supervising the investment program for the Fund. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio.

  Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Fund's Portfolios in accordance with applicable laws and regulations.

  The Advisory Contract will continue in effect until December 31, 1998, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Advisory Contract or "interested persons", as defined in the Investment Company Act of 1940 (the "1940 Act"), of any such party. The Advisory Contract was originally approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988. The Advisory Contract was also approved by the shareholders of the Equity Index Portfolio of the Fund at a Meeting of Shareholders of the Equity Index Portfolio held on April 21, 1992. An Addendum to the Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on October 28, 1988. An Addendum to the Advisory Contract which increased the advisory fee schedule with respect to the High Yield Bond, Managed Bond, Government Securities, Growth, Equity Income, Multi-Strategy, and International Portfolios, and which included the Growth LT Portfolio as a Portfolio to which the Adviser will perform services under the Advisory Contract, was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on September 29, 1993, and was approved by shareholders of the High Yield Bond, Managed Bond, Government Securities, Growth, Equity Income, Multi-

Strategy, and International Portfolios at a Special Meeting of Shareholders on December 13, 1993. An Addendum to the Advisory Contract for the Equity Portfolio and Bond and Income Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 12, 1994, and by the sole shareholder of those Portfolios on September 6, 1994. An Addendum to the Advisory Contract for the Aggressive Equity Portfolio and Emerging Markets Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on November 17, 1995, and by the sole shareholder of those Portfolios on January 30, 1996. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days' written notice by either party to the Advisory Contract and will terminate automatically if assigned.

  The Fund pays the Adviser, for its services under the Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund will pay to the Adviser a fee at an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the High Yield Bond, Managed Bond, Government Securities, and Bond and Income Portfolios, the Fund will pay .60% of the average daily net assets of each of the Portfolios. For the Growth, Equity Income, Multi-Strategy, and Equity Portfolios, the Fund will pay .65% of the average daily net assets of each of the Portfolios. For the Aggressive Equity Portfolio, the Fund pays to the Adviser a fee at an annual rate of .80% of the average daily net assets of the Portfolio. For the Growth LT Portfolio, the Fund will pay .75% of the average daily net assets of the Portfolio. For the Equity Index Portfolio, the Fund will pay .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of $200 million. For the International Portfolio, the Fund will pay .85% of the average daily net assets of the Portfolio. For the Emerging Markets Portfolio, the Fund pays to the Adviser a fee at an annual rate of 1.10% of the average daily net assets of the Portfolio. The fee shall be computed and accrued daily and paid monthly.

  Pacific Life has agreed, until at least December 31, 1999, to waive its fees or otherwise reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest, or gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Life began this expense reimbursement policy in April 1989. There can be no assurance that this policy will be continued beyond December 31, 1999.

  Net advisory fees paid or owed to Pacific Life for 1997 were as follows:
Money Market Portfolio--$1,521,271, High Yield Bond Portfolio--$1,466,135, Managed Bond Portfolio--$2,055,929, Government Securities Portfolio--$645,820, Growth Portfolio--$1,355,092, Aggressive Equity Portfolio--$684,226, Growth LT Portfolio--$4,193,552, Equity Income Portfolio--$4,062,587, Multi-Strategy Portfolio--$1,866,445, Equity Portfolio--$1,818,664, Bond and Income Portfolio--$568,647, Equity Index Portfolio--$1,080,856, International Portfolio--$5,353,459, and Emerging Markets Portfolio--$868,075.

  Net advisory fees paid or owed to Pacific Life for 1996 were as follows:
Money Market Portfolio--$625,727, High Yield Bond Portfolio--$783,894, Managed Bond Portfolio--$1,071,851, Government Securities Portfolio--$483,849, Growth Portfolio--$962,573, Aggressive Equity Portfolio--$153,495, Growth LT Portfolio--$2,367,481, Equity Income Portfolio--$1,977,164, Multi-Strategy Portfolio--$1,107,889, Equity Portfolio--$1,049,649, Bond and Income Portfolio--$411,129, Equity Index Portfolio--$511,324, International Portfolio--$2,586,397, and Emerging Markets Portfolio--$203,399.

  Net advisory fees paid or owed to Pacific Life for 1995 were as follows:
Money Market Portfolio--$386,292, High Yield Bond Portfolio--$318,918, Managed Bond Portfolio--$519,084, Government Securities Portfolio--$226,533, Growth Portfolio--$708,702, Growth LT Portfolio--$845,391, Equity Income Portfolio-- $840,710, Multi-Strategy Portfolio--$650,409, Equity Portfolio--$564,917, Bond and Income Portfolio--$255,233, Equity Index Portfolio--$194,604, and International Portfolio--$1,030,744.

  The Fund paid Pacific Life $165,000 for its services under the Agreement for Support Services during 1997 and $108,000 during 1996, representing 0.004% and 0.005%, respectively, of the Fund's average daily net assets and anticipates that fees to be paid for 1998 under said Agreement will be approximately 0.003% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT AGREEMENTS

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Suite 360, Post Office Box 6430, Newport Beach, California 92658-6430, PIMCO is the Portfolio Manager and provides investment advice and makes and implements investment decisions with respect to the Managed Bond Portfolio and Government Securities Portfolio. For the services provided, for the years 1996 and 1995, Pacific Life paid PIMCO a fee based on a percentage of each Portfolio's average daily net assets according to the following schedule:

               MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS

              RATE %   BREAK POINT (ASSETS)
              ------   --------------------
               .50%    On first $25 million
               .375%   On next $25 million
               .25%    On excess

  PIMCO is registered as an investment adviser with the SEC and a commodity trading adviser with the CFTC. Such registration does not involve supervision by the SEC over investment advice or supervision by the CFTC over commodities trading. PIMCO is currently providing investment advisory services to the PIMCO Funds Pacific Investment Manager Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Multi-Manager Series (formerly Equity Advisors Series), the Harbor Bond Fund of the Harbor Fund, The Total Return Bond and the Intermediate-Term Bond Portfolios of the Target Portfolio Trust, the Fixed Income I Fund, Diversified Bond Fund, Fixed Income III Fund, and Multi-Strategy Bond Fund of the Frank Russell Investment Management Company, the PIMCO Total Return Bond Portfolio of the American Skandia Trust, the Total Return Fund of Fremont Mutual Funds, Inc., CitiSelect Foreign Bond Portfolio of the Landmark Funds I, CitiSelect VIP Folio 200, 300, 400 and 500 of the Variable Annuity Portfolios, the Core Bond Fund of the Russell Insurance Funds, the Low Duration U.S. Government Income Fund of the PaineWebber Bond Funds, the Strategic Fixed Income Portfolio of the PaineWebber Series Trust, the PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments of the PaineWebber PACE Select Advisors Trust, as well as to managed accounts consisting of proceeds from pension and profit sharing plans. Net fees paid or owed by Pacific Life to PIMCO in 1997 were $929,041 for the Managed Bond Portfolio and $292,079 for the Government Securities Portfolio, in 1996 were $541,256 for the Managed Bond Portfolio and $295,607 for the Government Securities Portfolio, and in 1995 were $310,529 for the Managed Bond Portfolio and $171,814 for the Government Securities Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Capital Guardian Trust Company ("Capital Guardian"), a wholly-owned subsidiary of The Capital Group, Inc. ("CG"), 333 South Hope Street, Los Angeles, California 90071, Capital Guardian is the Portfolio Manager and provides investment advisory services to the Growth Portfolio. For the services provided, for the years 1996 and 1995, Pacific Life paid Capital Guardian a fee based on a percentage of the average daily net assets of the Growth Portfolio according to the following schedule:

                               GROWTH PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   --------------------
               .50%  On first $30 million
               .40%  On next $30 million
               .30%  On excess

  Capital Guardian is a California state chartered trust company organized in 1968 which provides fiduciary and investment management services to a limited number of large accounts such as employee benefit plans, college endowment funds, foundations, and individuals. Accounts managed by Capital Guardian had combined assets, as of

December 31, 1997, in excess of $66 billion. Capital Guardian's research activities are conducted by a wholly-owned subsidiary, Capital Guardian Research Company, and other affiliates that have research facilities in Los Angeles, San Francisco, New York, Washington, D.C., Atlanta, London, Geneva, Hong Kong, Singapore, and Tokyo.

  CG, 333 South Hope Street, Los Angeles, CA 90071, is the parent of Capital Guardian because it owns all of its outstanding shares of common stock. David
I. Fisher, Jon B. Lovelace, James F. Rothenberg and R. Michael Shanahan are each beneficial owners of shares representing more than 5% but less than 10% of the voting rights of CG.

  Capital Research and Management Company ("CRMC"), another wholly-owned subsidiary of CG, provides investment advisory services to the following mutual funds, which are known collectively as the American Funds Group: AMCAP Fund, Inc., American Balanced Fund, Inc. American High Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc. , Intermediate Bond Fund of America, The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, High-Income Municipal Bond Fund, Inc., Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, The New Perspective Fund, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, U.S. Government Securities Fund, The U.S. Treasury Money Fund of America, Washington Mutual Investors Fund, Inc., and Capital World Growth and Income Fund, Inc. CRMC also provides investment advisory services to American Variable Insurance Series and Anchor Pathway Fund, which are used exclusively as underlying investment vehicles for variable insurance contracts and policies, and to Endowments, Inc. and Bond Portfolio for Endowments, Inc., whose shares may be owned only by tax-exempt organizations. Capital International Inc., an indirect wholly-owned subsidiary of CG, provides investment advisory services to Emerging Market Growth Fund, Inc. which is a closed-end investment company.

  Net fees paid or owed by Pacific Life to Capital Guardian for the Growth Portfolio in 1997 were $716,070, in 1996 were $534,580, and in 1995 were $417,483.

  From April 1, 1996 through April 30, 1998, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Columbus Circle Investors ("Columbus Circle Investors"), Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902, Columbus Circle Investors was the Portfolio Manager and provided investment advisory services to the Aggressive Equity Portfolio. For the services provided for the year 1997, Pacific Life paid a fee to Columbus Circle Investors based on a percentage of the average daily net assets according to the following schedule:

                          AGGRESSIVE EQUITY PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   ---------------------
               .55%  On first $100 million
               .50%   On next $150 million
               .45%   On next $250 million
               .40%  On excess

  For the services provided, for the year 1996, Pacific Life paid a fee to Columbus Circle Investors based on a percentage of the Portfolio's average daily net assets according to the following fee schedule:

                          AGGRESSIVE EQUITY PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .55%  On first $100 million
               .50%  On next $250 million
               .45%  On excess

  Net fees paid or owed by Pacific Life to Columbus Circle Investors in 1997 were $468,441 and from April 1, 1996 (date of commencement of operations) to December 31, 1996 were $106,272 for the Aggressive Equity Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4928, Janus is the Portfolio Manager and provides investment advisory services to the Growth LT Portfolio. For the services provided, for the years 1996 and 1995 Pacific Life paid Janus a fee based on a percentage of the average daily net assets of the Growth LT Portfolio according to the following schedule:

                              GROWTH LT PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .60%  On first $100 million
               .55%  On excess

  Janus serves as investment adviser to the Janus Funds, as well as other mutual funds and individual, corporate, charitable, and retirement accounts.
Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services. Net fees paid or owed by Pacific Life to Janus for the Growth LT
Portfolio in 1997 were $2,813,259, in 1996 were $1,789,724, and in 1995 were
$664,739.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), 522
Fifth Avenue, New York, New York 10036, J.P. Morgan Investment is the Portfolio
Manager and provides investment advisory services to the Equity Income
Portfolio and the Multi-Strategy Portfolio. For the services provided, for the years 1996 and 1995, Pacific Life paid J.P. Morgan Investment a fee based on a percentage of the combined average daily net assets of these two Portfolios according to the following schedule:

                  EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .45%  On first $100 million
               .40%  On next $100 million
               .35%  On next $200 million
               .30%  On excess

  J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("Morgan"), J.P. Morgan Investment was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Investment Group of Morgan Guaranty Trust Company of New York, also a subsidiary of Morgan.

  Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. As of December 31, 1997, Morgan, through J.P. Morgan Investment and its other subsidiaries, has assets under management of approximately $255 billion. With offices around the globe, J.P. Morgan Investment draws from a worldwide resources base to provide comprehensive service to an international group of clients.

  Net fees paid or owed by Pacific Life to J.P. Morgan Investment in 1997 were $1,998,776 for the Equity Income Portfolio and $920,564 for the Multi-Strategy Portfolio, in 1996 were $1,135,557 for the Equity Income Portfolio and $637,384 for the Multi-Strategy Portfolio, and in 1995 were $537,832 for the Equity Income Portfolio and $417,904 for the Multi-Strategy Portfolio.

  From January 1, 1995 through April 30, 1998, pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Greenwich Street Advisors Division of Smith Barney Mutual Funds Management Inc. ("Greenwich Street Advisors"), 388 Greenwich Street, 23rd Floor, New York, New York 10048, Greenwich Street Advisors was the Portfolio Manager and provided investment advisory service to the Equity Portfolio and Bond and Income Portfolio. For the services provided, for the year 1997, Pacific Life paid a fee to Greenwich Street Advisors based on a percentage of the combined average daily net assets of the Equity and Bond and Income Portfolios according to the following schedule:

                     EQUITY AND BOND AND INCOME PORTFOLIOS

              RATE(%)   BREAK POINT (ASSETS)
              -------   ---------------------
               .45%     On first $100 million
               .40%      On next $100 million
               .35%      On next $200 million
               .30%      On next $600 million
               .20%     On excess

  For the services provided, for the years 1996 and 1995, Pacific Life paid a fee to Greenwich Street Advisors based on a percentage of each Portfolio's average daily net assets according to the following fee schedules:

                               EQUITY PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .50%  On first $500 million
               .45%  On next $500 million
               .40%  On excess

                           BOND AND INCOME PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .40%  On first $500 million
               .35%  On next $500 million
               .30%  On excess

  Net fees paid or owed by Pacific Life to Greenwich Street Advisors in 1997 were $1,088,097 for the Equity Portfolio and $368,846 for the Bond and Income Portfolio, in 1996 were $808,784 for the Equity Portfolio and $274,358 for the Bond and Income Portfolio, and in 1995 were $435,730 for the Equity Portfolio and $170,779 for the Bond and Income Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Bankers Trust Company ("BTCo"), a wholly-owned subsidiary of Bankers Trust New York Corporation, 130 Liberty Street, New York, New York 10006, BTCo is the Portfolio Manager and provides investment advisory services to the Equity Index Portfolio. For the services provided, for the years 1996 and 1995, Pacific Life paid a quarterly fee in advance to BTCo, based on the net assets of the Equity Index Portfolio at the beginning of each calendar quarter in accordance with the following schedule:

                            EQUITY INDEX PORTFOLIO

               RATE
               (%)     BREAK POINT (ASSETS)
               ----   ---------------------
                .07%  On first $100 million
                .03%  On next $100 million
                .01%  On excess

  This fee is subject to a minimum annual fee of $100,000 for the calendar year 1996 and each year thereafter. For the calendar year 1995, the fee was subject to a minimum annual fee of $75,000.

  BTCo is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. BTCo is responsible for the management of the Equity Index Portfolio. As of December 31, 1997, BTCo managed assets approximating $317.8 billion. BTCo is the investment manager to the following registered investment companies: Short-Intermediate Fixed-Income Portfolio of Accessor Funds, Inc.; MidCap Index, Stock Index and Small Cap Index Funds of American General Series Portfolio ("VALIC"); Equity and Fixed Income Portfolios of the Bank Fiduciary Funds; Tax Free Money, NY Tax Free Money, Cash Management, Treasury Money, Lifecycle Short-Range, Lifecycle Mid-Range, Lifecycle Long-Range, Intermediate Tax Free, Global High Yield Securities, International Equity, Capital Appreciation, Pacific Basin Equity, Latin American Equity and Small Cap Portfolios of the BT Investment Trust; Money Market, Limited Term U.S. Government Securities, Equity 500 Index, Equity Appreciation (Investment Class), Institutional Asset Management and PreservationPlus (Investment and Institutional Classes) Portfolios of the BT Pyramid Mutual Funds Trust; Equity 500 Index, Cash Management, Treasury Money, Cash Reserves, Liquid Assets, Treasury Assets, Daily Assets and International Equity (Classes I and II) Portfolios of the BT Institutional Trust; Advisor and Institutional Classes of the EAFE Equity Index, Small Cap Index and U.S. Bond Index Portfolios of the BT Advisor Trust; Small Cap, International Equity, U.S. Bond Index, EAFE Equity Index, Equity 500 Index, Small Cap Index and Managed Assets Funds of the BT Insurance Funds Trust; BT Equity 500 Index, BT Small Company Index and BT International Equity Index Portfolios of the EQ Advisors Trust; Spartan US Equity Index, Spartan Extended Market Index, Spartan Market Index, Spartan Total Market Index, Spartan International Index and VIP Index 500 Funds of the Fidelity Funds; Scudder AARP US Stock Index Portfolio; and USAA S&P Index 500 Fund.

  Net fees paid or owed by Pacific Life to BTCo in 1997 were $135,863, in 1996 were $100,000, and in 1995 were $75,000.

  From January 1, 1995 through May 31, 1997, pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Templeton Investment Counsel, Inc. ("Templeton"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091, Templeton was the Portfolio Manager and provided investment advice with respect to the International Portfolio. For the services provided, for the period January 1, 1997 through May 31, 1997 and for the years 1996 and 1995, Pacific Life paid a fee to Templeton based on a percentage of the Portfolio's average daily net assets according to the following fee schedule:

                            INTERNATIONAL PORTFOLIO

               RATE
               (%)    BREAK POINT (ASSETS)
               ----   --------------------
                .70%  On first $25 million
                .55%  On next $25 million
                .50%  On next $50 million
                .40%  On excess

  Net fees paid or owed by Pacific Life to Templeton for the International Portfolio from January 1, 1997 to May 31, 1997 were $945,379, in 1996 were $1,382,217, and in 1995 were $643,941.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Morgan Stanley Asset Management Inc. ("Morgan Stanley"), 1221 Avenue of the Americas, New York, New York 10020, Morgan Stanley serves as the Portfolio Manager and provides investment advisory services to the International Portfolio. For the services provided, for the period June 1, 1997 to December 31, 1997, Pacific Life paid a fee at an annual rate of .35% to Morgan Stanley based on the Portfolio's average daily net assets.

  Net fees paid or owed by Pacific Life to Morgan Stanley from June 1, 1997 to December 31, 1997 were $1,478,065 for the International Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Blairlogie Capital Management ("Blairlogie"), 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland, Blairlogie serves as the Portfolio Manager and provides investment advisory services to the Emerging Markets Portfolio. For the services provided, for the year 1996, Pacific Life paid a fee to Blairlogie based on a percentage of the Portfolio's average daily net assets according to the following fee schedule:

                          EMERGING MARKETS PORTFOLIO

               RATE
               (%)    BREAK POINT (ASSETS)
               ----   --------------------
                .85%  On first $50 million
                .75%  On next $50 million
                .70%  On next $50 million
                .65%  On excess

  Blairlogie is a subsidiary partnership of PIMCO Advisors, L.P. an affiliate of Pacific Life. Blairlogie is a U.K. limited partnership with two general partners and one limited partner. PIMCO Advisors L.P., the supervising general partner of Blairlogie, has agreed to acquire one-fifth of Blairlogie's limited partner's interest annually, beginning December 31, 1998.

  Blairlogie manages a limited number of large accounts, such as employee benefit plans, college endowment funds and foundations, as well as two funds in the PIMCO Funds: Equity Advisors Series (formerly PIMCO Advisors Institutional Funds). As of December 31, 1997, Blairlogie managed approximately $647 million of assets, including approximately $320.8 million of mutual fund assets.

  Net fees paid or owed by Pacific Life to Blairlogie in 1997 were $642,976, and from April 1, 1996 (date of commencement of operations) to December 31, 1996 were $158,193 for the Emerging Markets Portfolio.

  The Portfolio Management Agreements are not exclusive, and PIMCO, Capital Guardian, Alliance Capital Management L.P., Janus, J.P. Morgan Investment, BTC, Goldman Sachs Asset Management, Morgan Stanley, and Blairlogie may provide and currently are providing investment advisory services to other clients, including other investment companies.

DISTRIBUTION OF FUND SHARES

  Pacific Mutual Distributors, Inc. ("PMD") serves as the Fund's Distributor pursuant to a Distribution Contract (the "Distribution Contract") with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares. PMD bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PMD in connection with the distribution or sale of the shares.

  The expenses incurred by the Fund with respect to each Portfolio in connection with the Fund's organization, its registration with the SEC and any states where registered, and the public offering of its shares were advanced on behalf of the Fund by the Adviser. These organizational expenses were deferred and amortized by the Fund's Portfolios over a period of 60 months. Similarly, the organizational expenses of Portfolios of the Fund that have been organized after the Fund commenced operations have been advanced on behalf of the Fund by the Adviser, and are deferred and amortized by the pertinent Portfolio over a period of 60 months from the commencement of operations of the Portfolio. See "Financial Statements."

  As of April 24, 1998, Pacific Life beneficially owned 0% of the outstanding shares of the Portfolios of the Fund. Pacific Life would exercise voting rights attributable to any shares of the Fund owned by it in accordance with voting instructions received by Owners of the Policies issued by Pacific Life. To this extent, as of April 24, 1998, Pacific Life did not exercise control over any Portfolio.

PURCHASES AND REDEMPTIONS

  For information on purchase and redemption of shares, see "More on the Fund's Shares" in the Fund's Prospectus. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted;

(ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

  Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Portfolio Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or Portfolio Manager is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

  There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Portfolio Manager may be unable to negotiate commission rates for these transactions.

  The Adviser or Portfolio Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts and other investments for a Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Adviser or Portfolio Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the Adviser or Portfolio Manager may pay higher commission rates than the lowest available when the Adviser or Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the above policy of obtaining the best net results, a portion of a Portfolio's brokerage and futures transactions may be conducted through an affiliated broker. The brokerage commissions paid to an affiliated broker will not exceed 25% of the brokerage commission incurred per year by the Portfolio.

  Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by the Adviser or Portfolio Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser or Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Portfolio Manager, and the results of such allocations, are subject to periodic review by the Fund's Adviser and Board of Trustees.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Portfolio Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Portfolio Manager places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Portfolio Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Portfolio Manager and its affiliates receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Portfolio Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Adviser or Portfolio Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

  During the years 1997, 1996 and 1995, respectively, the following Portfolios incurred brokerage commissions as follows: the High Yield Bond Portfolio-- $2,500, $1,700 and $0, the Managed Bond Portfolio--$41,315, $33,718 and
$21,987, the Government Securities Portfolio--$21,349, $16,819 and $11,874, the Growth Portfolio--$225,232, $242,837 and $167,561, the Aggressive Equity Portfolio--$296,940 and $59,113, the Growth LT Portfolio--$1,057,621, $559,163
and $325,340, the Equity Income Portfolio--$1,162,083, $746,412 and $314,236,
the Multi-Strategy Portfolio--$283,791, $231,844 and $129,476, the Equity Portfolio--$706,250, $286,596 and $335,550 of which $61,512 (8.71%), $60,498
(21.11%), and $68,472 (20.41%) was paid to Smith Barney Inc. and $23,700
(3.36%), $11,100 (3.87%), and $22,500 (6.71%) was paid to Robinson Humphrey
Co., Inc., affiliates of Greenwich Street Advisors, the Bond and Income Portfolio--$0, $0 and $0, the Equity Index Portfolio--$157,624, $137,980 and $43,415, the International Portfolio--$1,606,247, $883,241 and $376,660 of
which $39,617 (2.47%) was paid to Morgan Stanley & Co. during the period June 1, 1997 to December 31, 1997, an affiliate of Morgan Stanley Asset Management Inc., and the Emerging Markets Portfolio--$712,505 and $302,384. The Aggressive Equity and Emerging Markets Portfolios had not commenced operations as of December 31, 1995.

  On December 31, 1997, the Managed Bond Portfolio held securities of Salomon Brothers Inc. and Goldman Sachs & Co. valued at $10,146,828 and $8,000,664, respectively; the Growth LT Portfolio held securities of Charles Schwab & Co. valued at $7,580,203; and the Equity Index Portfolio held securities of Merrill Lynch & Co. valued at $2,786,212, each of which is a broker or dealer regularly used for brokerage transactions by that Portfolio. On December 31, 1996, the Managed Bond Portfolio held securities of Lehman Brothers Holdings and PaineWebber Group valued at $4,029,960 and $1,556,678, respectively; and the Equity Index Portfolio held securities of Merrill Lynch & Co. and Salomon Brothers Inc. valued at $839,450 and $358,150, respectively, each of which is a broker or dealer regularly used for brokerage transactions by that Portfolio. On December 31, 1995, the Managed Bond Portfolio held securities of Merrill Lynch & Co. and Salomon Brothers Inc. valued at $501,195 and $2,798,794, respectively; and the Equity Index Portfolio held securities of American Express, Merrill Lynch & Co. and Salomon Brothers Inc. valued at $542,012, $249,900 and $99,400, respectively, each of which is a broker or dealer regularly used for brokerage transactions by that Portfolio.

PORTFOLIO TURNOVER

  For reporting purposes, each Portfolio's portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. Government securities are included. Short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions.

  The portfolio turnover rates are not expected to exceed: 0% for the Money Market Portfolio; 400% for the Managed Bond and Government Securities Portfolios; and 150% for all other Portfolios. For the Portfolios other than the Money Market Portfolio, portfolio turnover could be greater in periods of unusual market movement and volatility. For the years 1997, 1996 and 1995, respectively, the portfolio turnover rate for each of the Portfolios was as follows: Money Market Portfolio--0%, 0% and 0%, High Yield Bond Portfolio-- 103%, 120% and 127%, Managed Bond Portfolio--231%, 386% and 191%, Government Securities Portfolio--203%, 307% and 299%, Growth Portfolio--52%, 70% and 47%, Aggressive Equity Portfolio--189% and 80%, Growth LT Portfolio--145%, 147% and 166%, Equity Income Portfolio--106%, 95% and 86%, Multi-Strategy Portfolio-- 72%, 133% and 176%, Equity Portfolio--160%, 91% and 226%, Bond and Income Portfolio--15%, 27% and 52%, Equity Index Portfolio--3%, 20% and 8%, International Portfolio--84%, 21% and 16% and Emerging Markets Portfolio--70% and 48%. The 1996 portfolio turnover rate for the Aggressive Equity and Emerging Markets Portfolios is based on the period from April 1, 1996 (commencement of operations) to December 31, 1996.

                                NET ASSET VALUE

  As indicated under "Net Asset Value" in the Prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined usually at or about 4:00 P.M., New York City time, on each day the New York Stock Exchange is open for trading. The New York Stock Exchange and other exchanges usually close for trading at 4:00 p.m., New York City time. In the event that the New York Stock Exchange or other exchanges close early, the Fund normally will deem the closing price of each Portfolio's assets to be the price of those assets at 4:00 p.m., New York City time. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. With respect to the Portfolios that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation. Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 P.M., New York City time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of the net asset value of the Managed Bond, Government Securities, Aggressive Equity, Growth

LT, Multi-Strategy, International, and Emerging Markets Portfolios may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining net asset value. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day (which may be after 4:00 p.m. New York City time) may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time a Portfolio's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting net asset value occur during such period, the securities would be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees of the Fund. In determining the fair value of securities, the Fund may consider available information including information that becomes known after 4:00 p.m. New York City time, and the values that are determined will be deemed to be the price at 4:00 p.m. New York City time.

  The Money Market Portfolio's portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

  The Commission's regulations require the Money Market Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

  All other Portfolios are valued as follows:

  Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, although the actual calculations may be made by persons acting under the direction of the Board. Money market instruments are valued at market value, except that instruments maturing in sixty days or less are valued using the amortized cost method of valuation.

  The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

  Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

  When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rates quoted by the custodian on the morning of valuation.

                            PERFORMANCE INFORMATION

  The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

  Current yield for the Money Market Portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of Portfolio expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

    Effective Yield = [(Base Period Return + 1) (To the power of 365/7)]-1

  For the 7-day period ending December 31, 1997, the current yield of the Money Market Portfolio was 5.54% and the effective yield of the Portfolio was 5.69%.

  Quotations of yield for the remaining Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  2{[([(a-b)/c*d] + 1 (To the power of 6)] -1}

  where

    a = dividends and interest earned during the period,

    b = expenses accrued for the period (net of reimbursements),

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

    d = the maximum offering price per share on the last day of the period.

  For the 30 day period ended December 31, 1997, the yield of the remaining Portfolios that had commenced operations on or before that date was as follows: 8.40% for the High Yield Bond Portfolio, 5.76% for the Managed Bond Portfolio, 5.44% for the Government Securities Portfolio, 0.30% for the Growth Portfolio, 0.28% for the Aggressive Equity Portfolio, 0.37% for the Growth LT Portfolio, 1.08% for the Equity Income Portfolio, 3.37% for the Multi-Strategy Portfolio, 0.89% for the Equity Portfolio, 6.47% for the Bond and Income Portfolio, 1.62% for the Equity Index Portfolio, 1.74% for the International Portfolio, and 0.70% for the Emerging Markets Portfolio.

  Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include a period of one year (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T) (To the power of n) = ERV (where P = a hypothetical initial payment of $1,000, T = the total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

  For the one year period ended December 31, 1997, the total return for each Portfolio that had commenced operations on or before that date was as follows:
5.28% for the Money Market Portfolio, 9.44% for the High Yield Bond Portfolio, 9.92% for the Managed Bond Portfolio, 9.48% for the Government Securities Portfolio, 30.27% for the Growth Portfolio, 3.78% for the Aggressive Equity Portfolio, 10.96% for the Growth LT Portfolio, 28.60% for the Equity Income Portfolio, 19.62% for the Multi-Strategy Portfolio, 18.18% for the Equity Portfolio, 16.32% for the Bond and Income Portfolio, 32.96% for the Equity Index Portfolio, 9.28% for the International Portfolio, and (1.69)% for the Emerging Markets Portfolio.

  For the five year period ended December 31, 1997, the average annual total return for each Portfolio that had commenced operations on or before that date was as follows: 4.44% for the Money Market Portfolio, 11.40% for the High Yield Bond Portfolio, 7.81% for the Managed Bond Portfolio, 7.08% for the Government Securities Portfolio, 17.18% for the Growth Portfolio, 16.90% for the Equity Income Portfolio, 12.66% for the Multi-Strategy Portfolio, 16.12% for the Equity Portfolio, 11.04% for the Bond and Income Portfolio, 19.74% for the Equity Index Portfolio and 14.55% for the International Portfolio. The Growth LT Portfolio did not begin operations until January 4, 1994. The Aggressive Equity and Emerging Markets Portfolios did not begin operations until April 1, 1996.

  For the ten year period ended December 31, 1997, the average annual total returns for the Equity Portfolio and Bond and Income Portfolio were 14.76% and 11.30%, respectively.

  Based upon the period from the commencement of Fund operations on January 4, 1988 until December 31, 1997, the average annual total return for each Portfolio, except the Growth LT, Aggressive Equity, Equity, Bond and Income, Equity Index and Emerging Markets Portfolios, was as follows: 5.35% for the Money Market Portfolio, 11.13% for the High Yield Bond Portfolio, 9.47% for the Managed Bond Portfolio, 8.83% for the Government Securities Portfolio, 16.91% for the Growth Portfolio, 14.61% for the Equity Income Portfolio, 11.93% for the Multi-Strategy Portfolio, and 9.25% for the International Portfolio. Based upon the period from the commencement of operations of the Growth LT Portfolio on January 4, 1994 until December 31, 1997, the average annual total return for the Growth LT Portfolio was 19.31%. Based upon the period from the commencement of the first full year of operations of the Equity Portfolio and Bond and Income Portfolio on January 1, 1984, the average annual total return for each of these Portfolios was 15.01% and 12.48%, respectively. Based upon the period from the commencement of the Equity Index Portfolio operations on January 30, 1991 until December 31, 1997, the average annual total return for the Equity Index Portfolio was 18.75%. Based upon the period from the commencement of operations of the Aggressive Equity and Emerging Markets Portfolios on April 1, 1996 until December 31, 1997, the average annual total return for each of these Portfolios was 6.64% and (2.80)%, respectively.

  The performance results for the Equity Income, Multi-Strategy, and International Portfolios occurred when these Portfolios were advised by different Portfolio Managers. J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income Portfolio and the Multi-Strategy Portfolio on January 1, 1994 and Morgan Stanley began serving as Portfolio Manager to the International Portfolio on June 1, 1997. The performance results for the Equity Portfolio and Bond and Income Portfolio are based, in part, on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

  Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"); the Dow Jones Industrial Average ("DJIA"); for the Money Market Portfolio, the Donoghue Money Market Institutional Averages; for the Growth Portfolio, the Russell 2000 Index; for the Aggressive Equity Portfolio, the Russell 2000 Index and the Russell MidCap Index; for the Growth LT Portfolio, the Russell 2500 Index; for the Equity Portfolio, the Russell 1000 Growth Index; for those Portfolios with investments in fixed income securities, the Lehman Brothers Government/Corporate Bond Index; for the Government Securities Portfolio, the Lehman Brothers Government Bond Index; for the High Yield Bond Portfolio, the First Boston High Yield Bond Index; for the Multi-Strategy Portfolio, the Lehman Brothers Aggregate Bond Index; for the Bond and Income Portfolio, the Lehman Brothers Long Term Government/Corporate Bond Index and the Lehman Brothers Aggregate Bond Index for the International Portfolio, Morgan Stanley Capital International's EAFE Index, which represents the stock markets of Europe, Australia, and the Far East; for the Emerging Markets Portfolio, the Morgan Stanley Capital International Emerging Markets Free Index; or other unmanaged indexes, so that investors may compare a Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Quotations of yield or total return for the Fund will not take into account charges and deductions against any Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued or administered by Pacific Life. The Portfolio's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Contracts. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                   TAXATION

  Each Portfolio intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

  To qualify as a regulated investment company, each Portfolio generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and
(iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

  As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  If a Portfolio invests in shares of a foreign investment company, the Portfolio may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. The Portfolio may be eligible to elect alternative tax treatment that would mitigate the effects of owning foreign investment company stock.

  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

  The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

  In the event that the rules or regulations are adopted there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Trust will not have to change any Portfolio's investment objective or investment policies. While each Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Portfolios as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Portfolios underlying the Separate Accounts.

DISTRIBUTIONS

  Distributions by a Portfolio of any investment company taxable income (which includes, among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will be treated as ordinary income for tax purposes in the hands of a shareholder (a Separate Account). Distributions of net capital gains (the excess of any net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will generally be treated by a Separate Account as either "20% Rate Gain" or "28% Rate Gain," depending upon the Portfolio's holding period for the assets sold, regardless of the length of time a Separate Account has held Portfolio shares.

HEDGING TRANSACTIONS

  The diversification requirements applicable to a Portfolio's assets may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts.

                               OTHER INFORMATION

CONCENTRATION POLICY

  Under each Portfolio's investment restrictions, a Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("government issued") are considered government securities. The Portfolios take the position that mortgage-related securities, whether government issued or privately issued, do not represent interests in any particular "industry" or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, the Fund, in consultation with its Portfolio Managers, utilizes its own industry classifications.

CAPITALIZATION

  The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

  Expenses incurred by the Aggressive Equity, Growth LT, and Emerging Markets Portfolios in connection with the Fund's organization and establishment of those Portfolios and the public offering of the shares of those Portfolios, aggregated approximately $23,410, $3,952, and $23,410, respectively. These costs have been deferred by the Aggressive Equity, Growth LT, and Emerging Markets Portfolios and are being amortized by them over a period of five years from the beginning of operations of each of those Portfolios.

VOTING RIGHTS

  Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

  Under the Declaration of Trust, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. The Fund's shares do not have cumulative voting rights.

CUSTODIAN AND TRANSFER AGENCY AND DIVIDEND DISBURSING SERVICES

  Investors Fiduciary Trust Company ("IFTC") serves as Custodian for assets of the Fund. Pursuant to a sub-custody agreement between IFTC and The Chase Manhattan Bank ("Chase"), Chase serves as subcustodian of the Fund for the custody of the foreign securities acquired by the Fund. Under the agreement, and in accordance with applicable regulations, Chase may hold the foreign securities at its principal office at 270 Park Avenue, New York, New York 10081, at Chase's branches, at a foreign branch of a qualified U.S. bank, an eligible foreign subcustodian, or an eligible foreign securities depository. Pursuant to rules or other exemptions under the 1940 Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories.

  Pacific Life provides dividend disbursing and transfer agency services to the Fund.

FINANCIAL STATEMENTS

  The financial statements of the Fund as of December 31, 1997, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Report of the Fund dated as of December 31, 1997. The financial statements have been audited by Deloitte & Touche LLP, independent auditors, except for information for the Equity Portfolio and Bond and Income Portfolio for years before 1994, which was audited by other independent auditors.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP serves as the independent auditors for the Fund. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

COUNSEL

  Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

REGISTRATION STATEMENT

  This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FORM NO. 15-17595-14

                         [LOGO OF PACIFIC SELECT FUND]

                              PACIFIC SELECT FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATE: MAY 1, 1998

                               ----------------

  Pacific Select Fund (the "Fund") is an open-end diversified management investment company currently offering separate investment Portfolios, thirteen of which are described in the Prospectus and this Statement of Additional Information ("SAI"): the Money Market Portfolio; the High Yield Bond Portfolio; the Managed Bond Portfolio; the Government Securities Portfolio; the Aggressive Equity Portfolio; the Growth LT Portfolio; the Equity Income Portfolio; the Multi-Strategy Portfolio; the Equity Portfolio; the Bond and Income Portfolio; the Equity Index Portfolio; the International Portfolio; and the Emerging Markets Portfolio. The Fund's Adviser is Pacific Life Insurance Company.

  This SAI is intended to supplement the information provided to investors in the Prospectus dated May 1, 1998, of the Fund and has been filed with the Securities and Exchange Commission as part of the Fund's Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this SAI are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone numbers listed below.

                               ----------------

                                 Distributor:

                       Pacific Mutual Distributors, Inc.
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                                (800) 800-7681

                                   Adviser:

                        Pacific Life Insurance Company
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                                (800) 800-7681

                               TABLE OF CONTENTS

INTRODUCTION................................................................   1

INVESTMENT POLICIES FOR MONEY MARKET PORTFOLIO..............................   1

SECURITIES AND INVESTMENT TECHNIQUES........................................   1
  U.S. Government Securities................................................   1
  Mortgage-Related Securities...............................................   2
    Mortgage Pass-Through Securities........................................   2
    GNMA Certificates.......................................................   2
    FNMA and FHLMC Mortgage-Backed Obligations..............................   3
    Collateralized Mortgage Obligations (CMOs)..............................   3
    FHLMC Collateralized Mortgage Obligations...............................   4
    Other Mortgage-Related Securities.......................................   4
    CMO Residuals...........................................................   5
    Stripped Mortgage-Backed Securities.....................................   5
    Mortgage Dollar Rolls...................................................   6
  Other Asset-Backed Securities.............................................   6
  High Yield Bonds..........................................................   6
  Bank Obligations..........................................................   7
  Municipal Securities......................................................   9
  Corporate Debt Securities.................................................   9
  Variable and Floating Rate Securities.....................................  10
  Commercial Paper..........................................................  10
  Convertible Securities....................................................  11
  Repurchase Agreements.....................................................  12
  Borrowing.................................................................  13
  Reverse Repurchase Agreements and Other Borrowings........................  13
  Firm Commitment Agreements and When-Issued Securities.....................  13
  Loans of Portfolio Securities.............................................  14
  Short Sales Against the Box...............................................  14
  Restricted Securities (Private Placements)................................  14
  Foreign Securities........................................................  15
  Foreign Currency Transactions.............................................  17
    Forward Foreign Currency Contracts......................................  17
  Options...................................................................  19
    Purchasing and Writing Options on Securities............................  19
    Purchasing Options on Stock Indexes.....................................  20
    Risks of Options Transactions...........................................  21
    Spread Transactions.....................................................  21
  Options on Foreign Currencies.............................................  22
  Investments in SPDRs......................................................  23
  Futures Contracts and Options on Futures Contracts........................  24
    Interest Rate Futures...................................................  24
    Stock Index Futures.....................................................  24
    Futures Options.........................................................  25
    Limitations.............................................................  26
    Risks Associated with Futures and Futures Options.......................  26
  Foreign Currency Futures and Options Thereon..............................  28
  Swap Agreements and Options on Swap Agreements............................  28
  Structured Notes..........................................................  28
  Warrants and Rights.......................................................  29
  Duration..................................................................  29

INVESTMENT RESTRICTIONS.....................................................  31
  Fundamental Investment Restrictions.......................................  31
  Nonfundamental Investment Restrictions....................................  32
MANAGEMENT OF THE FUND......................................................  33
  Trustees and Officers.....................................................  33
  Investment Adviser........................................................  34
  Portfolio Management Agreements...........................................  36
  Distribution of Fund Shares...............................................  40
  Purchases and Redemptions.................................................  41
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  41
  Investment Decisions......................................................  41
  Brokerage and Research Services...........................................  41
  Portfolio Turnover........................................................  43
NET ASSET VALUE.............................................................  43
PERFORMANCE INFORMATION.....................................................  45
TAXATION....................................................................  48
  Distributions.............................................................  49
  Hedging Transactions......................................................  49
OTHER INFORMATION...........................................................  49
  Concentration Policy......................................................  49
  Capitalization............................................................  49
  Voting Rights.............................................................  50
  Custodian and Transfer Agency and Dividend Disbursing Services............  50
  Financial Statements......................................................  50
  Independent Auditors......................................................  50
  Counsel...................................................................  51
  Registration Statement....................................................  51

                                 INTRODUCTION

  This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectus.

                INVESTMENT POLICIES FOR MONEY MARKET PORTFOLIO

  The investment objective and investment policies of the Money Market Portfolio are described in the Prospectus. The following description presents more detailed information on investment policies that apply to the Portfolio and is intended to supplement the information provided in the Prospectus. A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Aaa or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), AAA or A-1 by Standard & Poor's Rating Services ("S&P")) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO;
(2) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Adviser; or (3) a U.S. Government Security. With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features.

  The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Portfolio may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Portfolio must generally, with respect to 75% of its total assets, invest no more than 10% of its total assets in securities issued by or subject to guarantees or demand features from the same entity. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

                     SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

  All Portfolios may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. Government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

  Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

MORTGAGE-RELATED SECURITIES

  Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Fund's policies concerning diversification and concentration, see "Concentration Policy" on page 49.

  Mortgage Pass-Through Securities. These are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMAs"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

  GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration ("FHA"), or guaranteed by the Department of Veterans Affairs ("VA"). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments

(including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

  FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the 12 Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

  In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

  Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

  Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Portfolio Manager determines that the securities meet a Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser or Portfolio Manager are illiquid if, as a result, more than 15% of the value of a Portfolio's net assets (10% for the Money Market Portfolio) will be illiquid. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Portfolio Manager will, consistent with a Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

  CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  Mortgage Dollar Rolls. The Bond and Income Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

OTHER ASSET-BACKED SECURITIES

  In addition to mortgage-related securities, the High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest in other asset-backed securities which are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

HIGH YIELD BONDS

  The High Yield Bond Portfolio, the Managed Bond Portfolio (up to 10% of its assets), the Growth LT Portfolio (up to 10% of its assets), the Bond and Income Portfolio (up to 20% of its assets), and the International Portfolio (up to 5% of its assets), measured at the time of investment, may invest in high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality (although the Managed Bond Portfolio may not invest in securities rated lower than B) ("high yield bonds," which are commonly referred to as "junk bonds").

  In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio, and in particular the High Yield Bond and Bond and Income Portfolios. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

  Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. The high yield bond market is relatively new, and many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

  High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

BANK OBLIGATIONS

  Bank obligations in which all Portfolios may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

  A Portfolio will not invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion (U.S. $500 million in the case of the Equity Income Portfolio and U.S. $2 billion in the case of the Bond and Income Portfolio), or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation ("FDIC"); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Portfolio Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

  All Portfolios may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion (U.S. $500 million in the case of the Equity Income Portfolio and U.S. $2 billion in the case of the Bond and Income Portfolio), or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund ("SAIF");
(ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

  A Portfolio will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the Money Market Portfolio) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

  The International Portfolio may only invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Portfolio Manager, are of an investment quality comparable to fixed income obligations in which the Portfolio may invest. The Aggressive Equity and Emerging Markets Portfolios may only invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Portfolio Manager, are of an investment quality comparable to obligations of U.S. banks in which the Portfolios may invest. There is no limitation on the amount of a Portfolio's assets which may be invested in obligations of foreign banks if the bank obligations meet the appropriate conditions set forth above.

  Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

  The International Portfolio's investments in convertible securities, described below, that are purchased in furtherance of the Portfolio's investment objective, are not subject to the limitations described above with respect to bank obligations.

MUNICIPAL SECURITIES

  The Bond and Income Portfolio may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

  The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

  Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

CORPORATE DEBT SECURITIES

  All Portfolios may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and the Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Bond and Income, International and Emerging Markets Portfolios may invest in U.S. dollar-denominated debt securities of foreign issuers. The Aggressive Equity, Growth LT, International and Emerging Markets Portfolios, and, to the extent of 20% of their assets, the Managed Bond and Government Securities Portfolios, and to the extent of 10% of their assets, the Multi-Strategy and Bond and Income Portfolios, may also invest in debt securities of foreign issuers denominated in foreign currencies. The debt securities in which any Portfolio other than the Money Market Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or, if not so rated, are, in the Portfolio Manager's opinion, comparable in quality to corporate debt securities in which a Portfolio may invest. The debt securities in which the Money Market Portfolio may invest are described in the discussion of the investment objective and policies of that Portfolio.

  The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

  The High Yield Bond, Managed Bond, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios may invest in corporate debt securities rated Baa (Moody's) or BBB (S&P), or, if not rated by Moody's or S&P, of equivalent quality. Such securities are considered medium grade, and do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking.

  The High Yield Bond, Equity Income, and Multi-Strategy Portfolios and, to the extent of 10% of their assets, the Managed Bond and Growth LT Portfolios, and, to the extent of 20% of its assets, the Bond and Income Portfolio and to the extent of 5% of its assets, the International Portfolio, may invest in debt securities rated lower than Baa or BBB (although the Managed Bond Portfolio may not invest in securities rated lower than B), or, if not rated by Moody's or S&P, of equivalent quality. Such securities are not considered to be investment grade, and are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of such securities, see the discussion of "High Yield Bonds" above.

VARIABLE AND FLOATING RATE SECURITIES

  All Portfolios may invest in variable and floating rate securities which provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

COMMERCIAL PAPER

  All of the Portfolios may invest in commercial paper (including variable amount master demand notes). Each Portfolio, other than the Money Market and Equity Portfolios may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations and (1) rated at the date of investment Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding. The Aggressive Equity, International, and Emerging Markets Portfolios may, however, invest in commercial paper denominated in foreign currencies. The Money Market Portfolio may invest in commercial paper that meets the standards for money market securities that that Portfolio may acquire as described in the Prospectus in the section "Investment Objectives and Policies." The Equity Portfolio may invest in commercial paper (1) rated at the time of purchase Prime-1 by Moody's or A-1 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P.

  Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P; a Portfolio, other than the Money Market Portfolio, may invest in them only if the Adviser or Portfolio Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Money Market Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the Prospectus on "Investment Objectives and Policies." Master demand notes are considered by the Portfolio to have a maturity of one day unless the Adviser or Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix in the Prospectus for a description of Moody's and S&P ratings applicable to commercial paper.

CONVERTIBLE SECURITIES

  All Portfolios except the Money Market Portfolio may invest in convertible securities. The convertible securities in the Portfolio's portfolios are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

  As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Portfolio Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

  Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

  A "synthetic convertible" is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

  However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

  More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Portfolio Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

  A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

REPURCHASE AGREEMENTS

  All Portfolios may invest in repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

  If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA, or A by S&P) or, if not rated by Moody's or S&P, are of equivalent investment quality as determined by the Adviser or Portfolio Manager, except that the Money Market Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the discussion of that Portfolio's investment objective and policies.

  Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Portfolio Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser or Portfolio Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

  A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Portfolio (10% for the Money Market Portfolio). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

BORROWING

  Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed by the Portfolio exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements will be included as borrowing subject to the borrowing limitations described above.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

  Among the forms of borrowing in which the High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, Equity Index, and Emerging Markets Portfolios may engage and enter into reverse repurchase agreements, which involves the sale of a debt security held by the Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.

  A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

  A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of a segregated account consisting of U.S. Government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES

  All Portfolios may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a "when-issued" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Portfolio Manager to a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

  A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price--and all the rights and risks of ownership of the securities--accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of realizing additional income, each Portfolio, except the Equity Income, Multi-Strategy, and Equity Index Portfolios, may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided:
(i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. Government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 25% of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. In determining whether to lend securities, the Adviser or Portfolio Manager considers all relevant facts and circumstances including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. However, the Portfolio intends to call loaned voting securities if important shareholder meetings are imminent.

SHORT SALES AGAINST THE BOX

  The Aggressive Equity and Equity Portfolios may enter into short sales "against the box." A short sale is made by selling a security the Portfolio does not own. A short sale is "against the box" when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. No more than 15% of the value of a Portfolio's net assets will be subject to such short sales at any time.

RESTRICTED SECURITIES (PRIVATE PLACEMENTS)

  All Portfolios except the Equity Index Portfolio may invest in restricted securities (including privately placed securities) but a Portfolio will not acquire such securities if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of the Portfolio's net assets, and in the case of the Money Market Portfolio, 10% of the value of its Portfolio assets. The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale.

  Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Portfolio Manager will consider whether steps should be taken to assure liquidity.

  Certain restricted securities may be purchased by certain "qualified institutional buyers" without the necessity for registration of the securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Portfolio Manager determines that the security is liquid under guidelines adopted by the Fund's Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

FOREIGN SECURITIES

  The Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios may invest directly in U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations and U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies. The Growth LT, Equity Income, Multi-Strategy and Equity Index Portfolios may invest in equity securities of foreign issuers if U.S. exchange listed or if otherwise included in the S&P
500. The Growth LT Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the United States. The Aggressive Equity Portfolio may invest in securities of foreign issuers that are traded in U.S. securities markets and may invest up to 20% of its assets in securities that are traded principally in securities markets outside of the United States. The International and Emerging Markets Portfolios may invest in equity securities of foreign corporations, nonconvertible fixed income securities denominated in foreign currencies, and in securities represented by European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities convertible into equity securities of foreign issuers. The Growth LT Portfolio may also invest in EDRs and GDRs and other types of receipts of shares evidencing ownership of the underlying foreign securities. The Managed Bond and Government Securities Portfolios may each invest up to 20% of their assets in non-U.S. dollar-denominated debt securities of foreign issuers. The Multi-Strategy and Bond and Income Portfolios may invest up to 10% of their assets in non-U.S. dollar-denominated debt securities of foreign issuers. All Portfolios, except the Equity Portfolio, may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

  There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

  It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

  With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

  The dividends and interest payable on certain of the Portfolios' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

  Investors should understand that the expense ratio of the International and Emerging Markets Portfolios can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolios are higher.

  Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. The Fund has entered into a Custody Agreement with Investors Fiduciary Trust Company ("IFTC"), a trust company chartered under the laws of Missouri, which has entered into a Subcustodial Agreement with The Chase Manhattan Bank ("Chase") under which Chase, together with certain of its foreign branches and agencies and foreign banks and securities depositories acting as subcustodian to Chase, will maintain custody of the securities and other assets of foreign issuers for the Fund. Under these agreements, Chase and IFTC have agreed (i) to use reasonable care in the safekeeping of these securities, (ii) to indemnify and hold harmless the Fund from and against any loss which shall occur as a result of the failure of a foreign bank or securities depository holding such securities and (iii) to exercise reasonable care in the safekeeping of such securities to the same extent as if the securities were held in New York. Pursuant to requirements of the Securities and Exchange Commission ("SEC"), Chase is required to use reasonable care in the selection of foreign subcustodians, and to consider the financial strength of the foreign subcustodian, its general reputation and standing (for a depository, its operating history and number of participants), its ability to provide efficiently the custodial services required, its relative costs for the services to be rendered, and the Fund's ability to obtain jurisdiction over the foreign subcustodian to enforce judgments. No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.

  The International and Emerging Markets Portfolios' may invest in shares of investment companies organized to invest in foreign countries. Under the 1940 Act, the Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of the Portfolio's total assets in any one investment company, or invest more than 10% of the Portfolio's total assets in the securities of investment companies.

  The International and Emerging Markets Portfolios foreign investments will be allocated to at least three countries at all times. In addition, each Portfolio may not invest more than 50% of its assets in any one second tier country or more than 25% of its assets in any one third tier country. First tier countries are: Germany, the United Kingdom, Japan, the United States, France, Canada, and Australia. Second tier countries are all countries not in the first or third tier. Third tier countries are countries identified as "emerging" or "developing" by the International Bank for Reconstruction and Development ("World Bank") or International Finance Corporation.

The Portfolios are not subject to any limit upon investment in issuers domiciled or primarily traded in the United States. Less diversification among countries may create an opportunity for higher returns, but may also result in higher risk of loss because of greater exposure to a market decline in a single country.

FOREIGN CURRENCY TRANSACTIONS

  Generally, the foreign exchange transactions of the Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, the Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios have authority to deal in forward foreign exchange as a hedge against possible fluctuations in foreign exchange rates. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. A Portfolio's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of a Portfolio, or the payment of dividends and distributions by a Portfolio. Position hedging is the sale of forward foreign currency contracts with respect to portfolio security positions denominated or quoted in a foreign currency. In connection with either of these types of hedging, a Portfolio may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which portfolio securities are or are expected to be denominated. Proxy hedging is often used when a currency in which portfolio securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. The Portfolios will not speculate in forward foreign exchange.

  Forward Foreign Currency Contracts. The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios may enter into forward foreign currency contracts only under the following circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment in made or received.

  Second, when the Portfolio Manager of a Portfolio believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Portfolio enter into forward contracts under this second circumstance, or maintain a net exposure to such contracts, where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio's portfolio securities or other assets denominated in that foreign currency (or a proxy currency considered to move in correlation with that currency). In addition, a Portfolio will not enter into forward contracts under this second circumstance, if, as a result, the Portfolio will have more than 25% of the value of its total assets committed to the consummation of such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio's custodian bank will place cash or liquid equity or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of assets placed in the separate account declines, a Portfolio will find alternative cover or additional cash or securities will be placed in the account on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts.

  When a Portfolio Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio's holdings denominated in such foreign currency. At the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

  If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  A Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Portfolio Manager. It also should be realized that this method of protecting the value of a Portfolio's holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

  Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, International and Emerging Markets Portfolios may also purchase and write options on foreign currencies, invest in foreign currency futures contracts, and purchase and write options thereon, as described below.

OPTIONS

  In pursuing their investment objectives, the High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, and Emerging Markets Portfolios may engage in the purchase and writing of put and call options on securities. In pursuing their investment objectives, the Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, Equity Index, and Emerging Markets Portfolios may purchase put and call options on stock indexes.

  Purchasing and Writing Options on Securities. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income and Emerging Markets Portfolios may purchase and write put and call options on securities. A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.

  A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.

  In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

  In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

  A Portfolio may write call options and put options only if they are "covered" or "secured." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio, or, if the Portfolio has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in cash, U.S. Government securities or liquid securities marked-to-market daily in a segregated account with the Fund's custodian. A put is secured if the Portfolio maintains cash, U.S. Government securities or liquid securities marked-to-market daily with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

  In the case of options on certain U.S. Government securities, the Portfolio will maintain, in a segregated account with the Fund's Custodian, cash, U.S. Government securities or liquid securities marked-to-market daily with a value sufficient to meet its obligations under the call, or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

  A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

  Purchasing Options on Stock Indexes. The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, Equity Index and Emerging Markets Portfolios may purchase put and call options on stock indexes which are standardized and traded on a U.S. exchange or board of trade, or for which an established over-the-counter market exists. The Aggressive Equity and Emerging Markets Portfolios may sell put and call options on securities indexes that are exchange traded or traded on over-the-counter markets. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation ("OCC").

  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

  A stock index is ordinarily expressed in relation to a "base" established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

  Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are "value weighted;" that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

  In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash--not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index "multiplier." A multiplier of 100, for example, means that a one-point difference will yield $100.

  Gains or losses on the Portfolios' transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.

  Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

  If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

  With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

  Spread Transactions. The High Yield Bond, Managed Bond and Government Securities Portfolios may enter into spread transactions with securities dealers. Such spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Portfolio in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Portfolio to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Portfolio's objectives and to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be "covered" or "secured" as described in the "Options", "Options on Foreign Currencies", "Futures Contracts and Options on Futures Contracts", and "Swap Agreements and Options on Swap Agreements" sections.

OPTIONS ON FOREIGN CURRENCIES

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, International, and Emerging Markets Portfolios may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.

  A Portfolio may write options on foreign currencies for hedging purposes. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  A Portfolio may write covered call and put options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or cash or U.S. Government Securities or liquid securities marked-to-market daily in a segregated account with the Fund's custodian or; (iv) cross-hedges the call option by segregating and marking-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Portfolio is "covered" if the option is secured by (i) government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price in a segregated account, or (ii) a put on the same underlying currency at an equal or greater exercise price.

  A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining, in a segregated account with the Fund's custodian, cash, U.S. Government Securities, or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

  In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENTS IN SPDRS

  Under the 1940 Act, a Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies.

  The Equity Portfolio may also invest in Standard & Poor's Depository Receipts ("SPDRs") in compliance with the 1940 Act. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yields of the Standard & Poor's Composite Stock Price Index ("S&P 500").

  Individual investments in SPDRs are not redeemable, except upon termination of the UIT. However, large quantities of SPDRs known as "Creation Units" are redeemable from the sponsor of the UIT. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market.

  The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Equity Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described under "Risks of Options Transactions."

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income and International Portfolios may invest in interest rate futures and options thereon. The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Equity Index, International, and Emerging Markets Portfolios may invest in stock index futures and options thereon.

  Interest Rate Futures. (The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Equity, Bond and Income and International Portfolios.) An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

  As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

  A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

  Stock Index Futures. (The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Equity Index, International, and Emerging Markets Portfolios.) A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

  A Portfolio may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the Portfolio's portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

  Futures Options. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios may purchase and sell (write) call and put options on interest rate futures. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

  The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Equity Index, International, and Emerging Markets Portfolios may purchase put and call options on stock index futures. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

  The High Yield Bond, Multi-Strategy, Equity Income, Equity, and Equity Index Portfolios will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

  If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the

Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

  A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

  Limitations. The Fund will comply with certain regulations of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions and qualify for an exclusion from being a "commodity pool." Under these regulations, a Portfolio may only enter into a futures contract or purchase an option thereon (1) for bona fide hedging purposes and (2) for other purposes if, immediately thereafter, the initial margin deposits for futures contracts held by that Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

  When purchasing a futures contract, a Portfolio must maintain with its custodian in a segregated account (or broker, if legally permitted) cash, U.S. Government securities or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. Government securities, cash or other liquid securities marked-to-market daily (including any margin) equal to the amount such option is in-the-money until the option expires or is closed out by the Portfolio. When selling a futures contract or selling a put option on a futures contract, the Portfolio is required to maintain with its custodian government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option, or to otherwise cover the position.

  A Portfolio may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

  The Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

  Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index's component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, International, and Emerging Markets Portfolios may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

FOREIGN CURRENCY FUTURES AND OPTIONS THEREON

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, International, and Emerging Markets Portfolios may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures") and may purchase and write options on foreign currency futures. In addition, a Portfolio may engage in cross-hedging activities, which involve the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different ("proxy") currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the Portfolio Manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS

  The Emerging Markets Portfolio may enter into equity index swap agreements. The Managed Bond and Government Securities Portfolios may enter into interest rate, interest rate index, and currency exchange rate swap agreements, and may purchase and sell options thereon. A Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Portfolio. The Bond and Income Portfolio may invest in the following types of swap agreements: (1) "interest rate caps," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap", (2) "interest rate floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or "floor"; (3) "interest rate collars," under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) "currency exchange rate swap agreements."

  Generally, the swap agreement transactions in which a Portfolio will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

STRUCTURED NOTES

  The Bond and Income Portfolio may invest in structured notes. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio's investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

WARRANTS AND RIGHTS

  The High Yield Bond, Growth LT, Equity Income, Multi-Strategy, Equity, and Bond and Income Portfolios may invest in warrants; however, not more than 10% of the market value of a Portfolio's assets (at the time of purchase), and in the case of the Equity Portfolio 5%, may be invested in warrants other than warrants acquired in units or attached to other securities. The Aggressive Equity and Emerging Markets Portfolios each may invest up to 5% of its net assets in warrants or rights (valued at the lower of cost or market) to purchase securities, provided that no more than 2% of its net assets are invested in warrants not listed on the New York or American Stock Exchanges. Each of these Portfolios may invest in warrants or rights acquired as part of a unit or attached to securities at the time of purchase without limitation. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

DURATION

  Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Portfolio Manager in fixed income security selection. In this discussion, the term "bond" is generally used to connote any type of debt instrument.

  Most notes and bonds have provided interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

  Duration is a measure of the average life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

  Although frequently used, the "term of maturity" of a bond is not a useful measure of the longevity of a bond's cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

  Another way of measuring the longevity of a bond's cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the "dollar-weighted mean waiting time," indicating that it is a measure of the average time to payment of a bond's cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

  A bond's duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond's yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

  Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser or Portfolio Manager to a Portfolio will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

  Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

  Each Portfolio's investment objective as set forth under "Investment Objectives and Policies," and the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of
(a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

  (i) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

  (ii) with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

  (iii) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

  (iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

  (v) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Portfolio's assets);

  (vi) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities in an amount not to exceed 25% of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Fund's Trustees;

  (vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; and

  In addition, with respect to the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth LT, Equity Income, Multi-Strategy, Equity Index and International Portfolios, unless otherwise indicated, such Portfolios may not:

  (viii) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in the Statement of Additional Information (a) the Managed Bond, Equity Index, Government Securities, High Yield Bond, Growth LT, Equity Income, Multi-Strategy, and International

Portfolios may engage in futures contracts and options on futures contracts,
(b) all Portfolios may enter into foreign forward currency contracts; and (c) the Equity Index Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase options on stock index futures;

  (ix) except the Growth LT Portfolio, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (x) except the Growth LT Portfolio, maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Prospectus and in the SAI for transactions in options, futures, and options on futures.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

  Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

  (i) invest for the purpose of exercising control or management;

  (ii) sell securities or property short, except short sales against the box;

  (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants;

  (iv) purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (v) maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Prospectus and in the SAI for transactions in options, futures, and options on futures;

  (vi) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Money Market Portfolio, more than 10% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities; and

  (vii) purchase or sell commodities or commodities contracts, except, (a) futures contracts and options on futures contracts, (b) forward foreign currency contracts and (c) stock index futures, options on stock indexes, and options on stock index futures; subject to any applicable restrictions described in the Prospectus and in the SAI.

  Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. For purposes of fundamental restriction
(v) and nonfundamental restriction (vii) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of nonfundamental restriction (v), a short sale "against the box" shall not be considered a short position.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Trustees and Executive Officers of the Fund, their business address, and principal occupations during the past five years are:

                                                  BUSINESS AFFILIATES AND
 NAME AND ADDRESS          POSITION WITH THE FUND PRINCIPAL OCCUPATIONS
 ----------------          ---------------------- -----------------------
 Thomas C. Sutton*            Chairman of the     Chairman of the Board,
 700 Newport Center Drive     Board, Trustee      Director and Chief Executive
 Newport Beach, CA 92660      and President       Officer of Pacific Life,
 Age 55                                           Pacific Mutual Holding
                                                  Company and Pacific Life
                                                  Corp.; Former Equity Board
                                                  Member of PIMCO Advisors
                                                  L.P.; and similar positions
                                                  with other subsidiaries of
                                                  Pacific Life; Director of
                                                  Newhall Land & Farming;
                                                  Director of The Irvine
                                                  Company; Director of Edison
                                                  International.
 Glenn S. Schafer*            Trustee             President and Director of
 700 Newport Center Drive                         Pacific Life, Pacific Mutual
 Newport Beach, CA 92660                          Holding Company and Pacific
 Age 48                                           LifeCorp and similar
                                                  positions with other
                                                  subsidiaries and affiliates
                                                  of Pacific Life.
 Richard L. Nelson            Trustee             Business Consultant; retired
 8 Cherry Hills Lane                              Partner with Ernst & Young;
 Newport Beach, CA 92660                          Director of Wynn's
 Age 68                                           International, Inc.
 Lyman W. Porter              Trustee             Professor of Management in
 University of California                         the Graduate School of
 at Irvine                                        Management at the University
 Irvine, CA 92717                                 of California, Irvine;
 Age 68                                           Member of the Academy
                                                  Advisory Board of the
                                                  Czechoslovakia Management
                                                  Center; and Member of the
                                                  Board of Trustees of the
                                                  American University of
                                                  Armenia.
 Alan Richards                Trustee             President of Alan Richards
 7381 Elegans Place                               Consulting, Inc.; Chairman
 Carlsbad, CA 92009                               of IBIS Capital, LLC; Former
 Age 68                                           Chairman of Advisory Board,
                                                  DCG Corporation; Former
                                                  Director of Western National
                                                  Corporation.
 Brian D. Klemens             Vice President      Assistant Vice President,
 700 Newport Center Drive     and Treasurer       Accounting and Assistant
 Newport Beach, CA 92660                          Controller, Corporate
 Age 41                                           Finance of Pacific Life.
 Diane N. Ledger              Vice President      Vice President, Variable
 700 Newport Center Drive     and Assistant       Regulatory Compliance,
 Newport Beach, CA 92660      Secretary           Corporate Law of Pacific
 Age 58                                           Life.
 Sharon A. Cheever            Vice President      Vice President and
 700 Newport Center Drive     and General         Investment Counsel of
 Newport Beach, CA 92660      Counsel             Pacific Life.
 Age 42
 Audrey L. Milfs              Secretary           Vice President, Director and
 700 Newport Center Drive                         Corporate Secretary of
 Newport Beach, CA 92660                          Pacific Life; and similar
 Age 52                                           positions with other
                                                  subsidiaries and affiliates
                                                  of Pacific Life.

--------
* Mr. Sutton and Mr. Schafer are "interested persons" of the Fund (as that term is defined in the Investment Company Act) because of their positions with Pacific Life as shown above.

  Trustees other than those affiliated with Pacific Life Insurance Company ("Pacific Life " or the "Adviser", formerly known as Pacific Mutual Life Insurance Company) or a Portfolio Manager, currently receive an annual fee of $15,000 and $1,500 for each Board of Trustees meeting attended, including each Audit, Policy, or Nominating Committee meeting attended, plus reimbursement of related expenses. In addition, the Chairman of the Fund's Audit Committee and Policy Committee each receives an additional annual fee of $2,000. The following table summarizes the aggregate compensation paid by the Fund to each Trustee who was not affiliated with Pacific Life or a Portfolio Manager in 1997. The table also shows total compensation paid to these Trustees in 1997 by the Fund and PIMCO Funds: Multi-Manager Series (formerly Equity Advisors Series), an investment company managed by an affiliate of Pacific Life for which Messrs. Nelson, Porter, and Richards (but not Mr. Sutton or Mr. Schafer) also serve as trustees (collectively, "Fund Complex").

                                              PENSION OR
                                              RETIREMENT               TOTAL
                                               BENEFITS   ESTIMATE  COMPENSATION
                                               ACCRUED     ANNUAL    FROM FUND
                                  AGGREGATE   AS PART OF  BENEFITS    COMPLEX
                                 COMPENSATION    FUND       UPON      PAID TO
NAME OF TRUSTEE                   FROM FUND    EXPENSES  RETIREMENT   TRUSTEES
---------------                  ------------ ---------- ---------- ------------
Richard L. Nelson...............   $28,500         0          0       $59,500
Lyman W. Porter.................   $27,000         0          0       $57,500
Alan Richards...................   $28,500         0          0       $64,500

  None of the Trustees or Officers directly own shares of the Fund. As of February 27, 1998, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISER

  Pacific Life serves as Investment Adviser to the Fund pursuant to an Investment Advisory Agreement ("Advisory Contract") between Pacific Life and the Fund. Pacific Life is responsible for administering the affairs of and supervising the investment program for the Fund. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio.

  Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Fund's Portfolios in accordance with applicable laws and regulations.

  The Advisory Contract will continue in effect until December 31, 1998, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Advisory Contract or "interested persons", as defined in the Investment Company Act of 1940 (the "1940 Act"), of any such party. The Advisory Contract was originally approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988. The Advisory Contract was also approved by the shareholders of the Equity Index Portfolio of the Fund at a Meeting of Shareholders of the Equity Index Portfolio held on April 21, 1992. An Addendum to the Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on October 28, 1988. An Addendum to the Advisory Contract which increased the advisory fee schedule with respect to the High Yield Bond, Managed Bond, Government Securities, Equity Income, Multi-Strategy, and International Portfolios, and which included the Growth LT Portfolio as a Portfolio to which the Adviser will perform services under the Advisory Contract, was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on September 29, 1993, and was approved by shareholders of the High Yield Bond, Managed Bond, Government Securities, Equity Income, Multi-Strategy, and International Portfolios at a Special Meeting of Shareholders on December 13, 1993. An

Addendum to the Advisory Contract for the Equity Portfolio and Bond and Income Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 12, 1994, and by the sole shareholder of those Portfolios on September 6, 1994. An Addendum to the Advisory Contract for the Aggressive Equity Portfolio and Emerging Markets Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on November 17, 1995, and by the sole shareholder of those Portfolios on January 30, 1996. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days' written notice by either party to the Advisory Contract and will terminate automatically if assigned.

  The Fund pays the Adviser, for its services under the Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund will pay to the Adviser a fee at an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the High Yield Bond, Managed Bond, Government Securities, and Bond and Income Portfolios, the Fund will pay .60% of the average daily net assets of each of the Portfolios. For the Equity Income, Multi-Strategy, and Equity Portfolios, the Fund will pay .65% of the average daily net assets of each of the Portfolios. For the Aggressive Equity Portfolio, the Fund pays to the Adviser a fee at an annual rate of .80% of the average daily net assets of the Portfolio. For the Growth LT Portfolio, the Fund will pay .75% of the average daily net assets of the Portfolio. For the Equity Index Portfolio, the Fund will pay .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of $200 million. For the International Portfolio, the Fund will pay .85% of the average daily net assets of the Portfolio. For the Emerging Markets Portfolio, the Fund pays to the Adviser a fee at an annual rate of 1.10% of the average daily net assets of the Portfolio. The fee shall be computed and accrued daily and paid monthly.

  Pacific Life has agreed, until at least December 31, 1999, to waive its fees or otherwise reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest, or gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Life began this expense reimbursement policy in April 1989. There can be no assurance that this policy will be continued beyond December 31, 1999.

  Net advisory fees paid or owed to Pacific Life for 1997 were as follows:
Money Market Portfolio--$1,521,271, High Yield Bond Portfolio--$1,466,135, Managed Bond Portfolio--$2,055,929, Government Securities Portfolio--$645,820, Aggressive Equity Portfolio--$684,226, Growth LT Portfolio--$4,193,552, Equity Income Portfolio--$4,062,587, Multi-Strategy Portfolio--$1,866,445, Equity Portfolio--$1,818,664, Bond and Income Portfolio--$568,647, Equity Index Portfolio--$1,080,856, International Portfolio--$5,353,459, and Emerging Markets Portfolio--$868,075.

  Net advisory fees paid or owed to Pacific Life for 1996 were as follows:
Money Market Portfolio--$625,727, High Yield Bond Portfolio--$783,894, Managed Bond Portfolio--$1,071,851, Government Securities Portfolio--$483,849, Aggressive Equity Portfolio--$153,495, Growth LT Portfolio--$2,367,481, Equity Income Portfolio--$1,977,164, Multi-Strategy Portfolio--$1,107,889, Equity Portfolio--$1,049,649, Bond and Income Portfolio--$411,129, Equity Index Portfolio--$511,324, International Portfolio--$2,586,397, and Emerging Markets Portfolio--$203,399.

  Net advisory fees paid or owed to Pacific Life for 1995 were as follows:
Money Market Portfolio--$386,292, High Yield Bond Portfolio--$318,918, Managed Bond Portfolio--$519,084, Government Securities Portfolio--$226,533, Growth LT Portfolio--$845,391, Equity Income Portfolio--$840,710, Multi-Strategy Portfolio--$650,409, Equity Portfolio--$564,917, Bond and Income Portfolio-- $255,233, Equity Index Portfolio--$194,604 and International Portfolio-- $1,030,744.

  The Fund paid Pacific Life $165,000 for its services under the Agreement for Support Services during 1997, and $108,000 during 1996, representing 0.004% and 0.005% respectively of the Fund's average daily net assets and anticipates that fees to be paid for 1998 under said Agreement will be approximately 0.003% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT AGREEMENTS

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Suite 360, Post Office Box 6430, Newport Beach, California 92658-6430, PIMCO is the Portfolio Manager and provides investment advice and makes and implements investment decisions with respect to the Managed Bond Portfolio and Government Securities Portfolio. For the services provided, for the years 1996 and 1995, Pacific Life paid PIMCO a fee based on a percentage of each Portfolio's average daily net assets according to the following schedule:

               MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS

              RATE %   BREAK POINT (ASSETS)
              ------   --------------------
               .50%    On first $25 million
               .375%   On next $25 million
               .25%    On excess

  PIMCO is registered as an investment adviser with the SEC and a commodity trading adviser with the CFTC. Such registration does not involve supervision by the SEC over investment advice or supervision by the CFTC over commodities trading. PIMCO is currently providing investment advisory services to the PIMCO Funds, Pacific Investment Manager Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds, Multi-Manager Series (formerly Equity Advisors Series), the Harbor Bond Fund of the Harbor Fund, The Total Return Bond and the Intermediate-Term Bond Portfolios of the Target Portfolio Trust, the Fixed Income I Fund, Diversified Bond Fund, Fixed Income III Fund, and Multi-Strategy Bond Fund of the Frank Russell Investment Management Company, the PIMCO Total Return Bond Portfolio of the American Skandia Trust, the Total Return Fund of Fremont Mutual Funds, Inc., CitiSelect Foreign Bond Portfolio of the Landmark Funds I, CitiSelect VIP Folio 200, 300, 400 and 500 of the Variable Annuity Portfolios, the Core Bond Fund of the Russell Insurance Funds, the Low Duration U.S. Government Income Fund of the PaineWebber Bond Funds, the Strategic Fixed Income Portfolio of the PaineWebber Series Trust, the PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments of the PaineWebber PACE Select Advisors Trust, as well as to managed accounts consisting of proceeds from pension and profit sharing plans. Net fees paid or owed by Pacific Life to PIMCO in 1997 were $929,041 for the Managed Bond Portfolio and $292,079 for the Government Securities Portfolio, in 1996 were $541,246 for the Managed Bond Portfolio and $295,607 for the Government Securities Portfolio and in 1995 were $310,529 for the Managed Bond Portfolio and $171,814 for the Government Securities Portfolio.

  From April 1, 1996 through April 30, 1998, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Columbus Circle Investors ("Columbus Circle Investors"), Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902, Columbus Circle Investors was the Portfolio Manager and provided investment advisory services to the Aggressive Equity Portfolio. For the services provided, for the year 1997, Pacific Life paid a fee to Columbus Circle Investors based on a percentage of the average daily net assets according to the following schedule:

                          AGGRESSIVE EQUITY PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .55%  On first $100 million
               .50%  On next $150 million
               .45%  On next $250 million
               .40%  On excess

  For the services provided, for the year 1996, Pacific Life paid a fee to Columbus Circle Investors based on a percentage of the Portfolio's average daily net assets according to the following fee schedule:

                          AGGRESSIVE EQUITY PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .55%  On first $100 million
               .50%  On next $250 million
               .45%  On excess

  Net fees paid or owed by Pacific Life to Columbus Circle Investors in 1997 were $468,441 and from April 1, 1996 (date of commencement of operations) to December 31, 1996 were $106,272 for the Aggressive Equity Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4928, Janus is the Portfolio Manager and provides investment advisory services to the Growth LT Portfolio. For the services provided, for the years 1996 and 1995, Pacific Life paid Janus a fee based on a percentage of the average daily net assets of the Growth LT Portfolio according to the following schedule:

                              GROWTH LT PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .60%  On first $100 million
               .55%  On excess

  Janus serves as investment adviser to the Janus Funds, as well as other mutual funds and individual, corporate, charitable, and retirement accounts. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services. Net fees paid or owed by Pacific Life to Janus for the Growth LT Portfolio in 1997 were $2,813,259, in 1996 were $1,789,724 and in 1995 were
$664,739.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), 522 Fifth Avenue, New York, New York 10036, J.P. Morgan Investment is the Portfolio Manager and provides investment advisory services to the Equity Income Portfolio and the Multi-Strategy Portfolio. For the services provided, for the years 1996 and 1995, Pacific Life paid J.P. Morgan Investment a fee based on a percentage of the combined average daily net assets of these two Portfolios according to the following schedule:

                  EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .45%  On first $100 million
               .40%  On next $100 million
               .35%  On next $200 million
               .30%  On excess

  J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("Morgan"), J.P. Morgan Investment was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Investment Group of Morgan Guaranty Trust Company of New York, also a subsidiary of Morgan.

  Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. As of December 31, 1997, Morgan, through J.P. Morgan Investment and its other subsidiaries, has assets under management of approximately $255 billion. With offices around the globe, J.P. Morgan Investment draws from a worldwide resources base to provide comprehensive service to an international group of clients.

  Net fees paid or owed by Pacific Life to J.P. Morgan Investment in 1997 were $1,998,776 for the Equity Income Portfolio and $920,564 for the Multi-Strategy Portfolio, in 1996 were $1,135,557 for the Equity Income Portfolio and $637,384 for the Multi-Strategy Portfolio and in 1995 were $537,832 for the Equity Income Portfolio and $417,904 for the Multi-Strategy Portfolio.

  From January 1, 1995 through April 30, 1998, pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Greenwich Street Advisors Division of Smith Barney Mutual Funds Management Inc. ("Greenwich Street Advisors"), 388 Greenwich Street, 23rd Floor, New York, New York 10048, Greenwich Street Advisors was the Portfolio Manager and provided investment advisory service to the Equity Portfolio and Bond and Income Portfolio. For the services provided, for the year 1997, Pacific Life paid a fee to Greenwich Street Advisors based on a percentage of the combined average daily net assets of the Equity and Bond and Income Portfolios according to the following schedule:

                     EQUITY AND BOND AND INCOME PORTFOLIOS

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .45%  On first $100 million
               .40%   On next $100 million
               .35%  On next $200 million
               .30%  On next $600 million
               .20%  On excess

  For the services provided, for the years 1996 and 1995, Pacific Life paid a fee to Greenwich Street Advisors based on a percentage of each Portfolio's average daily net assets according to the following fee schedules:

                               EQUITY PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .50%  On first $500 million
               .45%   On next $500 million
               .40%  On excess

                           BOND AND INCOME PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .40%  On first $500 million
               .35%   On next $500 million
               .30%  On excess

  Net fees paid or owed by Pacific Life to Greenwich Street Advisors in 1997 were $1,088,097 for the Equity Portfolio and $368,846 for the Bond and Income Portfolio, in 1996 were $808,784 for the Equity Portfolio and $274,358 for the Bond and Income Portfolio and in 1995 were $435,730 for the Equity Portfolio and $170,779 for the Bond and Income Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Bankers Trust Company ("BTCo"), a wholly-owned subsidiary of Bankers Trust New York Corporation, 130 Liberty Street, New York, New York 10006, BTCo is the Portfolio Manager and provides investment advisory services to the Equity Index Portfolio. For the services provided, for the years 1996 and 1995, Pacific Life paid a quarterly fee in advance to

BTCo, based on the net assets of the Equity Index Portfolio at the beginning of each calendar quarter in accordance with the following schedule:

                            EQUITY INDEX PORTFOLIO

               RATE
               (%)     BREAK POINT (ASSETS)
               ----   ---------------------
                .07%  On first $100 million
                .03%   On next $100 million
                .01%  On excess

  This fee is subject to a minimum annual fee of $100,000 for the calendar year 1996 and each year thereafter. For the calendar year 1995, the fee was subject to a minimum annual fee of $75,000.

  BTCo is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. BTCo is responsible for the management of the Equity Index Portfolio, as of December 31, 1997, BTCo managed assets approximating $317.8 billion. BTCo is the investment manager to the following registered investment companies: Short-Intermediate Fixed-Income Portfolio of Accessor Funds, Inc.; MidCap Index, Stock Index and Small Cap Index Funds of American General Series Portfolio ("VALIC"); Equity and Fixed Income Portfolios of the Bank Fiduciary Funds; Tax Free Money, NY Tax Free Money, Cash Management, Treasury Money, Lifecycyle Short-Range, Lifecycle Mid-Range, Lifecycle Long-Range, Intermediate Tax-Free, Global High Yield Securities, International Equity, Capital Appreciation, Pacific Basin Equity, Latin American Equity and Small Cap Portfolios of the BT Investment Trust; Money Market, Limited Term U.S. Government Securities, Equity 500 Index, Equity Appreciation (Investment Class), Institutional Asset Management and PreservationPlus (Investment and Institutional Classes) Portfolios of the BT Pyramid Mutual Funds Trust; Equity 500 Index, Cash Management, Treasury Money, Cash Reserves, Liquid Assets, Treasury Assets, Daily Assets and International Equity (Classes I and II) Portfolios of the BT Institutional Trust; Advisor and Institutional Classes of the EAFE Equity Index, Small Cap Index and U.S. Bond Index Portfolios of the BT Advisor Trust; Small Cap, International Equity, U.S. Bond Index, EAFE Equity Index, Equity 500 Index, Small Cap Index and Managed Assets Funds of the BT Insurance Funds Trust; BT Equity 500 Index, BT Small Company Index and BT International Equity Index Portfolios of the EQ Advisors Trust; Spartan US Equity Index, Spartan Extended Market Index, Spartan Market Index, Spartan Total Market Index, Spartan International Index and VIP Index 500 Funds of the Fidelity Funds; Scudder AARP US Stock Index Portfolio; and USAA S&P Index 500 Fund.

  Net fees paid or owed by Pacific Life to BTCo in 1997 were $135,863, in 1996 were $100,000, and in 1995 were $75,000.

  From January 1, 1995 through May 31, 1997, pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Templeton Investment Counsel, Inc. ("Templeton"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091, Templeton was the Portfolio Manager and provided investment advice with respect to the International Portfolio. For the services provided, for the period January 1, 1997 through May 31, 1997 and for the years 1996 and 1995, Pacific Life paid a fee to Templeton based on a percentage of the Portfolio's average daily net assets according to the following fee schedule:

                            INTERNATIONAL PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   --------------------
               .70%  On first $25 million
               .55%  On next $ 25 million
               .50%  On next $ 50 million
               .40%  On excess

  Net fees paid or owed by Pacific Life to Templeton for the International Portfolio from January 1, 1997 to May 31, 1997 were $945,379, in 1996 were $1,382,217, and in 1995 were $643,941.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Morgan Stanley Asset Management Inc. ("Morgan Stanley"), 1221 Avenue of the Americas, New York, New York 10020, Morgan Stanley serves as the Portfolio Manager and provides investment advisory services to the International Portfolio. For the services provided, for the period June 1, 1997 to December 31, 1997, Pacific Life paid a fee at an annual rate of .35% to Morgan Stanley based on the Portfolio's average daily net assets.

  Net fees paid or owed by Pacific Life to Morgan Stanley from June 1, 1997 to December 31, 1997 were $1,478,065 for the International Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Blairlogie Capital Management ("Blairlogie"), 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland, Blairlogie serves as the Portfolio Manager and provides investment advisory services to the Emerging Markets Portfolio. For the services provided, for the year 1996, Pacific Life paid a fee to Blairlogie based on a percentage of the Portfolio's average daily net assets according to the following fee schedule:

                          EMERGING MARKETS PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   --------------------
               .85%  On first $50 million
               .75%  On next $50 million
               .70%  On next $50 million
               .65%  On excess

  Blairlogie is a subsidiary partnership of PIMCO Advisors, L.P. an affiliate of Pacific Life. Blairlogie is a U.K. limited partnership with two general partners and one limited partner. PIMCO Advisors L.P., the supervising general partner of Blairlogie, has agreed to acquire one-fifth of Blairlogie's limited partner's interest annually, beginning December 31, 1998.

  Blairlogie manages a limited number of large accounts, such as employee benefit plans, college endowment funds and foundations, as well as two funds in the PIMCO Funds: Equity Advisors Series (formerly PIMCO Advisors Institutional Funds). As of December 31, 1997, Blairlogie managed approximately $647 million of assets, including approximately $320.8 million of mutual fund assets.

  Net fees paid or owed by Pacific Life to Blairlogie in 1997 were $642,976, and from April 1, 1996 (date of commencement of operations) to December 31, 1996 were $158,193 for the Emerging Markets Portfolio.

  The Portfolio Management Agreements are not exclusive, and PIMCO, Alliance Capital Management L.P., Janus, J.P. Morgan Investment, BTC, Goldman Sachs Asset Management, Morgan Stanley, and Blairlogie may provide and currently are providing investment advisory services to other clients, including other investment companies.

DISTRIBUTION OF FUND SHARES

  Pacific Mutual Distributors, Inc. ("PMD") serves as the Fund's Distributor pursuant to a Distribution Contract (the "Distribution Contract") with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares. PMD bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PMD in connection with the distribution or sale of the shares.

  The expenses incurred by the Fund with respect to each Portfolio in connection with the Fund's organization, its registration with the SEC and any states where registered, and the public offering of its shares were advanced on behalf of the Fund by the Adviser. These organizational expenses were deferred and amortized by the Fund's Portfolios over a period of 60 months. Similarly, the organizational expenses of Portfolios of the Fund that have been organized after the Fund commenced operations have been advanced on behalf of the Fund by the Adviser, and are deferred and amortized by the pertinent Portfolio over a period of 60 months from the commencement of operations of the Portfolio. See "Financial Statements."

  As of April 24, 1998, Pacific Life beneficially owned 0% of the outstanding shares of the Portfolios of the Fund. Pacific Life would exercise voting rights attributable to any shares of the Fund owned by it in accordance with voting instructions received by Owners of the Policies issued by Pacific Life. To this extent, as of April 24, 1998, Pacific Life did not exercise control over any Portfolio.

PURCHASES AND REDEMPTIONS

  For information on purchase and redemption of shares, see "More on the Fund's Shares" in the Fund's Prospectus. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

  Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Portfolio Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or Portfolio Manager is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

  There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Portfolio Manager may be unable to negotiate commission rates for these transactions.

  The Adviser or Portfolio Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts and other investments for a Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Adviser or Portfolio Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the Adviser or Portfolio Manager may pay higher commission rates than the lowest available when the Adviser or Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the above policy of obtaining the best net results, a portion of a Portfolio's brokerage and futures transactions may be conducted through an affiliated broker. The brokerage commissions paid to an affiliated broker will not exceed 25% of the brokerage commission incurred per year by the Portfolio.

  Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by the Adviser or Portfolio Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser or Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Portfolio Manager, and the results of such allocations, are subject to periodic review by the Fund's Adviser and Board of Trustees.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Portfolio Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Portfolio Manager places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Portfolio Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Portfolio Manager and its affiliates receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Portfolio Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Adviser or Portfolio Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

  During the years 1997, 1996 and 1995, respectively, the following Portfolios incurred brokerage commissions as follow: the High Yield Bond Portfolio-- $2,500, $1,700 and $0, the Managed Bond Portfolio-- $41,315, $33,718 and
$21,987, the Government Securities Portfolio--$21,349, $16,819 and $11,874, the Aggressive Equity Portfolio--$296,940 and $59,113, the Growth LT Portfolio--$1,057,621, $559,163 and

$325,340, the Equity Income Portfolio--$1,162,083, $746,412 and $314,236, the
Multi-Strategy Portfolio--$283,791, $231,844 and $129,476, the Equity Portfolio--$706,250, $286,596 and $335,550 of which $61,512 (8.71%), $60,498
(21.11%) and $68,472 (20.41%) was paid to Smith Barney Inc. and $23,700
(3.36%), $11,100 (3.87%) and $22,500 (6.71%) was paid to Robinson Humphrey
Co., Inc., affiliates of Greenwich Street Advisors, the Bond and Income Portfolio--$0, $0 and $0, the Equity Index Portfolio--$157,624, $137,980 and $43,415, the International Portfolio--$1,606,247, $883,241 and $376,660 of
which $39,617 (2.47%) was paid to Morgan Stanley & Co. during the period June 1, 1997 to December 31, 1997, an affiliate of Morgan Stanley Asset Management Inc., and the Emerging Markets Portfolio--$712,505 and $302,384. The Aggressive Equity and Emerging Markets Portfolio had not commenced operations as of December 31, 1995.

  On December 31, 1997, the Managed Bond Portfolio held securities of Salomon Brothers Inc. and Goldman Sachs & Co. valued at $10,146,828 and $8,000,664, respectively; the Growth LT Portfolio held securities of Charles Schwab & Co. valued at $7,580,203; and the Equity Index Portfolio held securities of Merrill Lynch & Co. valued at $2,786,212, each of which is a broker or dealer regularly used for brokerage transactions by that Portfolio. On December 31, 1996, the Managed Bond Portfolio held securities of Lehman Brothers Holdings and PaineWebber Group valued at $4,029,960 and $1,556,678, respectively; and the Equity Index Portfolio held securities of Merrill Lynch & Co. and Salomon Brothers Inc. valued at $839,450 and $358,150, respectively, each of which is a broker or dealer regularly used for brokerage transactions by that Portfolio. On December 31, 1995, the Managed Bond Portfolio held securities of Merrill Lynch & Co. and Salomon Brothers Inc. valued at $501,195 and $2,798,794, respectively; and the Equity Index Portfolio held securities of American Express, Merrill Lynch & Co. and Salomon Brothers Inc. valued at $542,012, $249,900 and $99,400, respectively, each of which is a broker or dealer regularly used for brokerage transactions by that Portfolio.

PORTFOLIO TURNOVER

  For reporting purposes, each Portfolio's portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. Government securities are included. Short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions.

  The portfolio turnover rates are not expected to exceed: 0% for the Money Market Portfolio; 400% for the Managed Bond and Government Securities Portfolios; and 150% for all other Portfolios. For the Portfolios other than the Money Market Portfolio, portfolio turnover could be greater in periods of unusual market movement and volatility. For the years 1997, 1996, and 1995, respectively, the portfolio turnover rate for each of the Portfolios was as follows: Money Market Portfolio--0%, 0%, and 0%, High Yield Bond Portfolio-- 103%, 120%, and 127%, Managed Bond Portfolio--231%, 386%, and 191%, Government Securities Portfolio--203%, 307%, and 299%, Aggressive Equity Portfolio--189% and 80%, Growth LT Portfolio--145%, 147%, and 166%, Equity Income Portfolio-- 106%, 95%, and 86%, Multi-Strategy Portfolio--72%, 133%, and 176%, Equity Portfolio--160%, 91%, and 226%, Bond and Income Portfolio--15%, 27%, and 52%, Equity Index Portfolio-- 3%, 20%, and 8%, International Portfolio--84%, 21%, and 16%, and Emerging Markets Portfolio--70% and 48%. The 1996 Portfolio turnover rate for the Aggressive Equity and Emerging Markets Portfolios is based on the period from April 1, 1996 (commencement of operations) to December 31, 1996.

                                NET ASSET VALUE

  As indicated under "Net Asset Value" in the Prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined usually at or about 4:00 p.m. New York City time, on each day the New York Stock Exchange is open for trading. The New York Stock Exchange and other exchanges usually close for trading at 4:00 p.m. New York City time. In the event that the New York Stock Exchange or other exchanges close early, the Fund normally will deem the closing price of each Portfolio's assets to be the price of those assets at 4:00 p.m., New York City time. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. With respect to the Portfolios that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation. Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. New York City time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of the net asset value of the Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, International, and Emerging Markets Portfolios may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining net asset value. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day (which may be after 4:00 p.m. New York City time) may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time a Portfolio's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting net asset value occur during such period, the securities would be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees of the Fund. In determining the fair value of securities, the Fund may consider available information including information that becomes known after 4:00 p.m. New York City time, and the values that are determined will be deemed to be the price at 4:00 p.m. New York City time.

  The Money Market Portfolio's portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

  The Commission's regulations require the Money Market Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

  All other Portfolios are valued as follows:

  Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of

Trustees of the Fund, although the actual calculations may be made by persons acting under the direction of the Board. Money market instruments are valued at market value, except that instruments maturing in sixty days or less are valued using the amortized cost method of valuation.

  The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

  Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

  When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rates quoted by the custodian on the morning of valuation.

                            PERFORMANCE INFORMATION

  The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

  Current yield for the Money Market Portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of Portfolio expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

    Effective Yield = [(Base Period Return + 1) (To the power of 365/7)]-1

  For the 7-day period ending December 31, 1997, the current yield of the Money Market Portfolio was 5.54% and the effective yield of the Portfolio was 5.69%.

  Quotations of yield for the remaining Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period

("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  2{[([(a-b)/c*d] +1 (To the power of 6)]-1]

  where

    a = dividends and interest earned during the period,

    b = expenses accrued for the period (net of reimbursements),

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

    d = the maximum offering price per share on the last day of the period.

  For the 30 day period ended December 31, 1997, the yield of the remaining Portfolios that had commenced operations on or before that date was as follows: 8.40% for the High Yield Bond Portfolio, 5.76% for the Managed Bond Portfolio, 5.44% for the Government Securities Portfolio, 0.28% for the Aggressive Equity Portfolio, 0.37% for the Growth LT Portfolio, 3.37% for the Multi-Strategy Portfolio, 1.08% for the Equity Income Portfolio, 0.89% for the Equity Portfolio, 6.47% for the Bond and Income Portfolio, 1.62% for the Equity Index Portfolio, 1.74% for the International Portfolio, and 0.70% for the Emerging Markets Portfolio.

  Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include a period of one year (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T) (To the power of n) = ERV (where P = a hypothetical initial payment of $1,000, T = the total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

  For the one year period ended December 31, 1997, the total return for each Portfolio that had commenced operations on or before that date was as follows:
5.28% for the Money Market Portfolio, 9.44% for the High Yield Bond Portfolio, 9.92% for the Managed Bond Portfolio, 9.48% for the Government Securities Portfolio, 3.78% for the Aggressive Equity Portfolio, 10.96% for the Growth LT Portfolio, 28.60% for the Equity Income Portfolio, 19.62% for the Multi-Strategy Portfolio, 18.18% for the Equity Portfolio, 16.32% for the Bond and Income Portfolio, 32.96% for the Equity Index Portfolio, 9.28% for the International Portfolio, and (1.69)% for the Emerging Markets Portfolio.

  For the five year period ended December 31, 1997, the average annual total return for each Portfolio that had commenced operations on or before that date was as follows: 4.44% for the Money Market Portfolio, 11.40% for the High Yield Bond Portfolio, 7.81% for the Managed Bond Portfolio, 7.08% for the Government Securities Portfolio, 16.90% for the Equity Income Portfolio, 12.66% for the Multi-Strategy Portfolio, 16.12% for the Equity Portfolio, 11.04% for the Bond and Income Portfolio, 19.74% for the Equity Index Portfolio, and 14.55% for the International Portfolio. The Growth LT Portfolio did not begin operations until January 4, 1994. The Aggressive Equity and Emerging Markets Portfolios did not begin operations until April 1, 1996.

  For the ten year period ended December 31, 1997, the average annual total returns for the Equity Portfolio and Bond and Income Portfolio were 14.76% and 11.30%, respectively.

  Based upon the period from the commencement of Fund operations on January 4, 1988 until December 31, 1997, the average annual total return for each Portfolio, except the Growth LT, Aggressive Equity, Equity, Bond and Income, Equity Index and Emerging Markets Portfolios, was as follows: 5.35% for the Money Market Portfolio, 11.13% for the High Yield Bond Portfolio, 9.47% for the Managed Bond Portfolio, 8.83% for the

Government Securities Portfolio, 14.61% for the Equity Income Portfolio, 11.93% for the Multi-Strategy Portfolio, and 9.25% for the International Portfolio. Based upon the period from the commencement of operations of the Growth LT Portfolio on January 4, 1994 until December 31, 1997, the average annual total return for the Growth LT Portfolio was 19.31%. Based upon the period from the commencement of the first full year of operations of the Equity Portfolio and Bond and Income Portfolio on January 1, 1984, the average annual total return for each of these Portfolios was 15.01% and 12.48%, respectively. Based upon the period from the commencement of the Equity Index Portfolio operations on January 30, 1991 until December 31, 1997, the average annual total return for the Equity Index Portfolio was 18.75%. Based upon the period from the commencement of operations of the Aggressive Equity and Emerging Markets Portfolios on April 1, 1996 until December 31, 1997, the average annual total return for each of these Portfolios was 6.64% and (2.80)%, respectively.

  The performance results for the Equity Income, Multi-Strategy, and International Portfolios occurred when these Portfolios were advised by different Portfolio Managers. J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income Portfolio and the Multi-Strategy Portfolio on January 1, 1994 and Morgan Stanley began serving as Portfolio Manager to the International Portfolio on June 1, 1997. The performance results for the Equity Portfolio and Bond and Income Portfolio are based, in part, on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

  Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"); the Dow Jones Industrial Average ("DJIA"); for the Money Market Portfolio, the Donoghue Money Market Institutional Averages; for the Aggressive Equity Portfolio, the Russell 2000 Index and the Russell MidCap Index; for the Growth LT Portfolio, the Russell 2500 Index; for the Equity Portfolio, the Russell 1000 Growth Index; for those Portfolios with investments in fixed income securities, the Lehman Brothers Government/Corporate Bond Index; for the Government Securities Portfolio, the Lehman Brothers Government Bond Index; for the High Yield Bond Portfolio, the First Boston High Yield Bond Index; for the Multi-Strategy Portfolio, the Lehman Brothers Aggregate Bond Index; for the Bond and Income Portfolio, the Lehman Brothers Long Term Government/Corporate Bond Index and the Lehman Brothers Aggregate Bond Index; for the International Portfolio, Morgan Stanley Capital International's EAFE Index, which represents the stock markets of Europe, Australia, and the Far East; for the Emerging Markets Portfolio, the Morgan Stanley Capital International Emerging Markets Free Index; or other unmanaged indexes, so that investors may compare a Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Quotations of yield or total return for the Fund will not take into account charges and deductions against any Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued or administered by Pacific Life. The Portfolio's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Contracts. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                   TAXATION

  Each Portfolio intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

  To qualify as a regulated investment company, each Portfolio generally must, among other things:(i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and
(iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

  As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  If a Portfolio invests in shares of a foreign investment company, the Portfolio may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. The Portfolio may be eligible to elect alternative tax treatment that would mitigate the effects of owning foreign investment company stock.

  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

  The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

  In the event that the rules or regulations are adopted there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Trust will not have to change any Portfolio's investment objective or investment policies. While each Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Portfolios as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Portfolios underlying the Separate Accounts.

DISTRIBUTIONS

  Distributions by a Portfolio of any investment company taxable income (which includes, among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will be treated as ordinary income for tax purposes in the hands of a shareholder (a Separate Account). Distribution of net capital gains (the excess of any net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will generally be treated by a Separate Account as either "20% Rate Gain" or "28% Rate Gain", depending upon the Portfolio's holding period for the assets sold, regardless of the length of time a Separate Account has held Portfolio shares.

HEDGING TRANSACTIONS

  The diversification requirements applicable to a Portfolio's assets may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts.

                               OTHER INFORMATION

CONCENTRATION POLICY

  Under each Portfolio's investment restrictions, a Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("government issued") are considered government securities. The Portfolios take the position that mortgage-related securities, whether government issued or privately issued, do not represent interests in any particular "industry" or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, the Fund, in consultation with its Portfolio Managers, utilizes its own industry classifications.

CAPITALIZATION

  The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

  Expenses incurred by the Aggressive Equity, Growth LT, and Emerging Markets Portfolios in connection with the Fund's organization and establishment of those Portfolios and the public offering of the shares of those Portfolios, aggregated approximately $23,410, $3,952, and $23,410, respectively. These costs have been deferred by the Aggressive Equity, Growth LT, and Emerging Markets Portfolios and are being amortized by them over a period of five years from the beginning of operations of each of those Portfolios.

VOTING RIGHTS

  Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

  Under the Declaration of Trust, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. The Fund's shares do not have cumulative voting rights.

CUSTODIAN AND TRANSFER AGENCY AND DIVIDEND DISBURSING SERVICES

  Investors Fiduciary Trust Company ("IFTC") serves as Custodian for assets of the Fund. Pursuant to a sub-custody agreement between IFTC and The Chase Manhattan Bank ("Chase"), Chase serves as subcustodian of the Fund for the custody of the foreign securities acquired by the Fund. Under the agreement, and in accordance with applicable regulations, Chase may hold the foreign securities at its principal office at 270 Park Avenue, New York, New York 10081, at Chase's branches, at a foreign branch of a qualified U.S. bank, an eligible foreign subcustodian, or an eligible foreign securities depository. Pursuant to rules or other exemptions under the 1940 Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories.

  Pacific Life provides dividend disbursing and transfer agency services to the Fund.

FINANCIAL STATEMENTS

  The financial statements of the Fund as of December 31, 1997, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Report of the Fund dated as of December 31, 1997. The financial statements have been audited by Deloitte & Touche LLP, independent auditors, except for information for the Equity Portfolio and Bond and Income Portfolio for years before 1994, which was audited by other independent auditors.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP serves as the independent auditors for the Fund. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

COUNSEL

  Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

REGISTRATION STATEMENT

  This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FORM NO. 288-8A

                         [LOGO OF PACIFIC SELECT FUND]

                              PACIFIC SELECT FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATE: MAY 1, 1998

                               ----------------

  Pacific Select Fund (the "Fund") is an open-end diversified management investment company currently offering separate investment Portfolios, eleven of which are described in the Prospectus and this Statement of Additional Information ("SAI"): the Money Market Portfolio; the High Yield Bond Portfolio; the Managed Bond Portfolio; the Government Securities Portfolio; the Growth LT Portfolio; the Equity Income Portfolio; the Multi-Strategy Portfolio; the Equity Portfolio; the Bond and Income Portfolio; the Equity Index Portfolio; and the International Portfolio. The Fund's Adviser is Pacific Life Insurance Company.

  This SAI is intended to supplement the information provided to investors in the Prospectus dated May 1, 1998 of the Fund and has been filed with the Securities and Exchange Commission as part of the Fund's Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this SAI are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone numbers listed below.

                               ----------------

                                 Distributor:

                       Pacific Mutual Distributors, Inc.
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                                (800) 800-7681

                                   Adviser:

                        Pacific Life Insurance Company
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                                (800) 800-7681

                               TABLE OF CONTENTS

INTRODUCTION................................................................   1
INVESTMENT POLICIES FOR MONEY MARKET PORTFOLIO..............................   1
SECURITIES AND INVESTMENT TECHNIQUES........................................   1
  U.S. Government Securities................................................   1
  Mortgage-Related Securities...............................................   2
    Mortgage Pass-Through Securities........................................   2
    GNMA Certificates.......................................................   2
    FNMA and FHLMC Mortgage-Backed Obligations..............................   3
    Collateralized Mortgage Obligations (CMOs)..............................   3
    FHLMC Collateralized Mortgage Obligations...............................   4
    Other Mortgage-Related Securities.......................................   4
    CMO Residuals...........................................................   5
    Stripped Mortgage-Backed Securities.....................................   5
    Mortgage Dollar Rolls...................................................   6
  Other Asset-Backed Securities.............................................   6
  High Yield Bonds..........................................................   6
  Bank Obligations..........................................................   7
  Municipal Securities......................................................   9
  Corporate Debt Securities.................................................   9
  Variable and Floating Rate Securities.....................................  10
  Commercial Paper..........................................................  10
  Convertible Securities....................................................  11
  Repurchase Agreements.....................................................  12
  Borrowing.................................................................  12
  Reverse Repurchase Agreements and Other Borrowings........................  13
  Firm Commitment Agreements and When-Issued Securities.....................  13
  Loans of Portfolio Securities.............................................  14
  Short Sales Against the Box...............................................  14
  Restricted Securities (Private Placements)................................  14
  Foreign Securities........................................................  15
  Foreign Currency Transactions.............................................  17
    Forward Foreign Currency Contracts......................................  17
  Options...................................................................  19
    Purchasing and Writing Options on Securities............................  19
    Purchasing Options on Stock Indexes.....................................  20
    Risks of Options Transactions...........................................  21
    Spread Transactions.....................................................  21
  Options on Foreign Currencies.............................................  22
  Investments in SPDRs......................................................  23
  Futures Contracts and Options on Futures Contracts........................  24
    Interest Rate Futures...................................................  24
    Stock Index Futures.....................................................  24
    Futures Options.........................................................  25
    Limitations.............................................................  26
    Risks Associated with Futures and Futures Options.......................  26
  Foreign Currency Futures and Options Thereon..............................  27
  Swap Agreements and Options on Swap Agreements............................  28
  Structured Notes..........................................................  28
  Warrants and Rights.......................................................  28
  Duration..................................................................  29

INVESTMENT RESTRICTIONS.....................................................  31
  Fundamental Investment Restrictions.......................................  31
  Nonfundamental Investment Restrictions....................................  32

MANAGEMENT OF THE FUND......................................................  33
  Trustees and Officers.....................................................  33
  Investment Adviser........................................................  34
  Portfolio Management Agreements...........................................  35
  Distribution of Fund Shares...............................................  39
  Purchases and Redemptions.................................................  40

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  40
  Investment Decisions......................................................  40
  Brokerage and Research Services...........................................  40
  Portfolio Turnover........................................................  42

NET ASSET VALUE.............................................................  42

PERFORMANCE INFORMATION.....................................................  44

TAXATION....................................................................  46
  Distributions.............................................................  47
  Hedging Transactions......................................................  48

OTHER INFORMATION...........................................................  48
  Concentration Policy......................................................  48
  Capitalization............................................................  48
  Voting Rights.............................................................  48
  Custodian and Transfer Agency and Dividend Disbursing Services............  49
  Financial Statements......................................................  49
  Independent Auditors......................................................  49
  Counsel...................................................................  49
  Registration Statement....................................................  49

                                 INTRODUCTION

  This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectus.

                INVESTMENT POLICIES FOR MONEY MARKET PORTFOLIO

  The investment objective and investment policies of the Money Market Portfolio are described in the Prospectus. The following description presents more detailed information on investment policies that apply to the Portfolio and is intended to supplement the information provided in the Prospectus. A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Aaa or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), AAA or A-1 by Standard & Poor's Rating Services ("S&P")) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO;
(2) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Adviser; or (3) a U.S. Government Security. With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features.

  The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Portfolio may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Portfolio must generally, with respect to 75% of its total assets, invest no more than 10% of its total assets in securities issued by or subject to guarantees or demand features from the same entity. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

                     SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

  All Portfolios may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. Government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

  Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

MORTGAGE-RELATED SECURITIES

  Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Fund's policies concerning diversification and concentration, see "Concentration Policy" on page 48.

  Mortgage Pass-Through Securities. These are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMAs"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

  GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration ("FHA"), or guaranteed by the Department of Veterans Affairs ("VA"). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments

(including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

  FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the 12 Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

  In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

  Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

  Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Portfolio Manager determines that the securities meet a Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser or Portfolio Manager are illiquid if, as a result, more than 15% of the value of a Portfolio's net assets (10% for the Money Market Portfolio) will be illiquid. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Portfolio Manager will, consistent with a Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

  CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  Mortgage Dollar Rolls. The Bond and Income Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

OTHER ASSET-BACKED SECURITIES

  In addition to mortgage-related securities, the High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest in other asset-backed securities which are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

HIGH YIELD BONDS

  The High Yield Bond Portfolio, the Managed Bond Portfolio (up to 10% of its assets), the Growth LT Portfolio (up to 10% of its assets), the Bond and Income Portfolio (up to 20% of its assets), and the International Portfolio (up to 5% of its assets), measured at the time of investment, may invest in high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality (although the Managed Bond Portfolio may not invest in securities rated lower than B) ("high yield bonds," which are commonly referred to as "junk bonds").

  In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio, and in particular the High Yield Bond and Bond and Income Portfolios. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

  Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. The high yield bond market is relatively new, and many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

  High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

BANK OBLIGATIONS

  Bank obligations in which all Portfolios may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

  A Portfolio will not invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion (U.S. $500 million in the case of the Equity Income Portfolio and U.S. $2 billion in the case of the Bond and Income Portfolio), or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation ("FDIC"); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Portfolio Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

  All Portfolios may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security : (i) has total assets of at least $1 billion (U.S. $500 million in the case of the Equity Income Portfolio and U.S. $2 billion in the case of the Bond and Income Portfolio), or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund ("SAIF"); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

  A Portfolio will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the Money Market Portfolio) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

  The International Portfolio may only invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Portfolio Manager, are of an investment quality comparable to fixed income obligations in which the Portfolio may invest. There is no limitation on the amount of a Portfolio's assets which may be invested in obligations of foreign banks if the bank obligations meet the appropriate conditions set forth above.

  Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

  The International Portfolio's investments in convertible securities, described below, that are purchased in furtherance of the Portfolio's investment objective, are not subject to the limitations described above with respect to bank obligations.

MUNICIPAL SECURITIES

  The Bond and Income Portfolio may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

  The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

  Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

CORPORATE DEBT SECURITIES

  All Portfolios may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income and International Portfolios may invest in U.S. dollar-denominated debt securities of foreign issuers. The Growth LT and International Portfolios, and, to the extent of 20% of their assets, the Managed Bond and Government Securities Portfolios, and to the extent of 10% of their assets, the Multi-Strategy and Bond and Income Portfolios, may also invest in debt securities of foreign issuers denominated in foreign currencies. The debt securities in which any Portfolio other than the Money Market Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or, if not so rated, are, in the Portfolio Manager's opinion, comparable in quality to corporate debt securities in which a Portfolio may invest. The debt securities in which the Money Market Portfolio may invest are described in the discussion of the investment objective and policies of that Portfolio.

  The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

  The High Yield Bond, Managed Bond, Growth LT, Equity Income, Multi-Strategy, Bond and Income, and International Portfolios may invest in corporate debt securities rated Baa (Moody's) or BBB (S&P), or, if not rated by Moody's or S&P, of equivalent quality. Such securities are considered medium grade, and do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking.

  The High Yield Bond, Equity Income, and Multi-Strategy Portfolios and, to the extent of 10% of their assets, the Managed Bond and Growth LT Portfolios, and, to the extent of 20% of its assets, the Bond and Income Portfolio and to the extent of 5% of its assets, the International Portfolio, may invest in debt securities rated lower than Baa or BBB (although the Managed Bond Portfolio may not invest in securities rated lower than B), or, if not rated by Moody's or S&P, of equivalent quality. Such securities are not considered to be investment grade, and are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of such securities, see the discussion of "High Yield Bonds" above.

VARIABLE AND FLOATING RATE SECURITIES

  All Portfolios may invest in variable and floating rate securities which provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

COMMERCIAL PAPER

  All of the Portfolios may invest in commercial paper (including variable amount master demand notes). Each Portfolio, other than the Money Market and Equity Portfolios, may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations and (1) rated at the date of investment Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding. The International Portfolio may, however, invest in commercial paper denominated in foreign currencies. The Money Market Portfolio may invest in commercial paper that meets the standards for money market securities that that Portfolio may acquire as described in the Prospectus in the section "Investment Objectives and Policies." The Equity Portfolio may invest in commercial paper (1) rated at the time of purchase Prime-1 by Moody's or A-1 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P.

  Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P; a Portfolio, other than the Money Market Portfolio, may invest in them only if the Adviser or Portfolio Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Money Market Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the Prospectus on "Investment Objectives and Policies." Master demand notes are considered by the Portfolio to have a maturity of one day unless the Adviser or Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix in the Prospectus for a description of Moody's and S&P ratings applicable to commercial paper.

CONVERTIBLE SECURITIES

  All Portfolios except the Money Market Portfolio may invest in convertible securities. The convertible securities in the Portfolio's portfolios are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

  As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Portfolio Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

  Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

  A "synthetic convertible" is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

  However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

  More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Portfolio Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

  A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

REPURCHASE AGREEMENTS

  All Portfolios may invest in repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

  If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA, or A by S&P) or, if not rated by Moody's or S&P, are of equivalent investment quality as determined by the Adviser or Portfolio Manager, except that the Money Market Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the discussion of that Portfolio's investment objective and policies.

  Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Portfolio Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser or Portfolio Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

  A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Portfolio (10% for the Money Market Portfolio). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

BORROWING

  Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed by the Portfolio exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements will be included as borrowing subject to the borrowing limitations described above.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

  Among the forms of borrowing in which the High Yield Bond, Managed Bond, Government Securities, Growth LT, Bond and Income, and Equity Index Portfolios may engage and enter into reverse repurchase agreements, which involves the sale of a debt security held by the Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.

  A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

  A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of a segregated account consisting of U.S. Government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES

  All Portfolios may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a "when-issued" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Portfolio Manager to a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

  A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price--and all the rights and risks of ownership of the securities--accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of realizing additional income, each Portfolio, except the Equity Income, Multi-Strategy, and Equity Index Portfolios, may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. Government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 25% of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. In determining whether to lend securities, the Adviser or Portfolio Manager considers all relevant facts and circumstances including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. However, the Portfolio intends to call loaned voting securities if important shareholder meetings are imminent.

SHORT SALES AGAINST THE BOX

  The Equity Portfolio may enter into short sales "against the box." A short sale is made by selling a security the Portfolio does not own. A short sale is "against the box" when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. No more than 15% of the value of the Equity Portfolio's net assets will be subject to such short sales at any time.

RESTRICTED SECURITIES (PRIVATE PLACEMENTS)

  All Portfolios except the Equity Index Portfolio may invest in restricted securities (including privately placed securities) but a Portfolio will not acquire such securities if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of the Portfolio's net assets, and in the case of the Money Market Portfolio, 10% of the value of its Portfolio assets. The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale.

  Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Portfolio Manager will consider whether steps should be taken to assure liquidity.

  Certain restricted securities may be purchased by certain "qualified institutional buyers" without the necessity for registration of the securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Portfolio Manager determines that the security is liquid under guidelines adopted by the Fund's Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

FOREIGN SECURITIES

  The Money Market, High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios may invest directly in U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations and U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies. The Growth LT, Equity Income, Multi-Strategy and Equity Index Portfolios may invest in equity securities of foreign issuers if U.S. exchange listed or if otherwise included in the S&P 500. The Growth LT Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the United States. The International Portfolio may invest in equity securities of foreign corporations, nonconvertible fixed income securities denominated in foreign currencies, and in securities represented by European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities convertible into equity securities of foreign issuers. The Growth LT Portfolio may also invest in EDRs and GDRs and other types of receipts of shares evidencing ownership of the underlying foreign securities. The Managed Bond and Government Securities Portfolios may each invest up to 20% of their assets in non-U.S. dollar-denominated debt securities of foreign issuers. The Multi-Strategy and Bond and Income Portfolios may invest up to 10% of their assets in non-U.S. dollar-denominated debt securities of foreign issuers. All Portfolios, except the Equity Portfolio, may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

  There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

  It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

  With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

  The dividends and interest payable on certain of the Portfolios' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

  Investors should understand that the expense ratio of the International Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

  Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. The Fund has entered into a Custody Agreement with Investors Fiduciary Trust Company ("IFTC"), a trust company chartered under the laws of Missouri, which has entered into a Subcustodial Agreement with The Chase Manhattan Bank ("Chase") under which Chase, together with certain of its foreign branches and agencies and foreign banks and securities depositories acting as subcustodian to Chase, will maintain custody of the securities and other assets of foreign issuers for the Fund. Under these agreements, Chase and IFTC have agreed (i) to use reasonable care in the safekeeping of these securities, (ii) to indemnify and hold harmless the Fund from and against any loss which shall occur as a result of the failure of a foreign bank or securities depository holding such securities and (iii) to exercise reasonable care in the safekeeping of such securities to the same extent as if the securities were held in New York. Pursuant to requirements of the Securities and Exchange Commission ("SEC"), Chase is required to use reasonable care in the selection of foreign subcustodians, and to consider the financial strength of the foreign subcustodian, its general reputation and standing (for a depository, its operating history and number of participants), its ability to provide efficiently the custodial services required, its relative costs for the services to be rendered, and the Fund's ability to obtain jurisdiction over the foreign subcustodian to enforce judgments. No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.

  As indicated in the Prospectus, the International Portfolio may invest in shares of investment companies organized to invest in foreign countries. Under the 1940 Act, the Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of the Portfolio's total assets in any one investment company, or invest more than 10% of the Portfolio's total assets in the securities of investment companies.

  The International Portfolio's foreign investments will be allocated to at least three countries at all times. In addition, the Portfolio may not invest more than 50% of its assets in any one second tier country or more than 25% of its assets in any one third tier country. First tier countries are: Germany, the United Kingdom, Japan, the United States, France, Canada, and Australia. Second tier countries are all countries not in the first or third tier. Third tier countries are countries identified as "emerging" or "developing" by the International Bank for Reconstruction and Development ("World Bank") or International Finance Corporation. The Portfolio is not subject to any limit upon investment in issuers domiciled or primarily traded in the United States. Less diversification among countries may create an opportunity for higher returns, but may also result in higher risk of loss because of greater exposure to a market decline in a single country.

FOREIGN CURRENCY TRANSACTIONS

  Generally, the foreign exchange transactions of the Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, the Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios have authority to deal in forward foreign exchange as a hedge against possible fluctuations in foreign exchange rates. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. A Portfolio's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of a Portfolio, or the payment of dividends and distributions by a Portfolio. Position hedging is the sale of forward foreign currency contracts with respect to portfolio security positions denominated or quoted in a foreign currency. In connection with either of these types of hedging, a Portfolio may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which portfolio securities are or are expected to be denominated. Proxy hedging is often used when a currency in which portfolio securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. The Portfolios will not speculate in forward foreign exchange.

  Forward Foreign Currency Contracts. The Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios may enter into forward foreign currency contracts only under the following circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment in made or received.

  Second, when the Portfolio Manager of a Portfolio believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Portfolio enter into forward contracts under this second circumstance, or maintain a net exposure to such contracts, where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio's portfolio securities or other assets denominated in that foreign currency (or a proxy currency considered to move in correlation with that currency). In addition, a Portfolio will not enter into forward contracts under this second circumstance, if, as a result, the Portfolio will have more than 25% of the value of its total assets committed to the consummation of such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio's custodian bank will place cash or liquid equity or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of asset placed in the separate account declines, a Portfolio will find alternative cover or additional cash or securities will be placed in the account on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts.

  When a Portfolio Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio's holdings denominated in such foreign currency. At the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

  If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  A Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Portfolio Manager. It also should be realized that this method of protecting the value of a Portfolio's holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

  Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

  The Managed Bond, Government Securities, Growth LT, Bond and Income, and International Portfolios may also purchase and write options on foreign currencies, invest in foreign currency futures contracts, and purchase and write options thereon, as described below.

OPTIONS

  In pursuing their investment objectives, the High Yield Bond, Managed Bond, Government Securities, Growth LT, Equity Income, Multi-Strategy, Equity, and Bond and Income Portfolios may engage in the purchase and writing of put and call options on securities. In pursuing their investment objectives, the Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, and Equity Index Portfolios may purchase put and call options on stock indexes.

  Purchasing and Writing Options on Securities. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Equity Income, Multi-Strategy, Equity, and Bond and Income Portfolios may purchase and write put and call options on securities. A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.

  A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.

  In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

  In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

  A Portfolio may write call options and put options only if they are "covered" or "secured." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio, or, if the Portfolio has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in cash, U.S. Government securities or liquid securities marked-to-market daily in a segregated account with the Fund's custodian. A put is secured if the Portfolio maintains cash, U.S. Government securities or liquid securities marked-to-market daily with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

  In the case of options on certain U.S. Government securities, the Portfolio will maintain, in a segregated account with the Fund's Custodian, cash, U.S. Government securities or liquid securities marked-to-market daily with a value sufficient to meet its obligations under the call, or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

  A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

  Purchasing Options on Stock Indexes. The Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income and Equity Index Portfolios may purchase put and call options on stock indexes which are standardized and traded on a U.S. exchange or board of trade, or for which an established over-the-counter market exists. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation ("OCC").

  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

  A stock index is ordinarily expressed in relation to a "base" established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

  Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are "value weighted;" that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

  In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash--not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index "multiplier." A multiplier of 100, for example, means that a one-point difference will yield $100.

  Gains or losses on the Portfolios' transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.

  Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

  If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

  With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

  Spread Transactions. The High Yield Bond, Managed Bond and Government Securities Portfolios may enter into spread transactions with securities dealers. Such spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Portfolio in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Portfolio to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Portfolio's objectives and to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be "covered" or "secured" as described in the "Options", "Options on Foreign Currencies", "Futures Contracts and Options on Futures Contracts", and "Swap Agreements and Options on Swap Agreements" sections.

OPTIONS ON FOREIGN CURRENCIES

  The Managed Bond, Government Securities, Growth LT, Bond and Income, and International Portfolios may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.

  A Portfolio may write options on foreign currencies for hedging purposes. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  A Portfolio may write covered call and put options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio (i) owns the underlying foreign currency covered by the call, (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or cash, U.S. government securities or liquid securities marked-to-market daily in a segregated account with the Fund's custodian or; (iv) cross-hedges the call option by segregating and marking-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Portfolio is "covered" if the option is secured by (i) government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price in a segregated account, or (ii) a put on the same underlying currency at an equal or greater exercise price.

  A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining, in a segregated account with the Fund's custodian, cash, U.S. Government Securities, or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

  In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENTS IN SPDRS

  Under the 1940 Act, a Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies.

  The Equity Portfolio may also invest in Standard & Poor's Depository Receipts ("SPDRs") in compliance with the 1940 Act. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yields of the Standard & Poor's Composite Stock Price Index ("S&P 500").

  Individual investments in SPDRs are not redeemable, except upon termination of the UIT. However, large quantities of SPDRs known as "Creation Units" are redeemable from the sponsor of the UIT. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market.

  The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Equity Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described under "Risks of Options Transactions."

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios may invest in interest rate futures and options thereon. The Growth LT, Equity Income, Multi-Strategy, Equity, Equity Index, and International Portfolios may invest in stock index futures and options thereon.

  Interest Rate Futures. (The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios.) An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

  As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

  A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

  Stock Index Futures. (The Growth LT, Equity Income, Multi-Strategy, Equity, Equity Index, and International Portfolios.) A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

  A Portfolio may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the

Portfolio's portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

  Futures Options. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, and International Portfolios may purchase and sell (write) call and put options on interest rate futures. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

  The Growth LT, Equity Income, Multi-Strategy, Equity, Equity Index, and International Portfolios may purchase put and call options on stock index futures. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

  The High Yield Bond, Multi-Strategy, Equity Income, Equity, and Equity Index Portfolios will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

  If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

  A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts

(same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

  Limitations. The Fund will comply with certain regulations of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions and qualify for an exclusion from being a "commodity pool." Under these regulations, a Portfolio may only enter into a futures contract or purchase an option thereon (1) for bona fide hedging purposes and (2) for other purposes if, immediately thereafter, the initial margin deposits for futures contracts held by that Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

  When purchasing a futures contract, a Portfolio must maintain with its custodian in a segregated account (or broker, if legally permitted) cash, U.S. Government securities or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government securities, cash or other liquid securities marked-to-market daily (including any margin) equal to the amount such option is in-the-money until the option expires or is closed out by the Portfolio. When selling a futures contract or selling a put option on a futures contract, the Portfolio is required to maintain with its custodian government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option, or to otherwise cover the position.

  A Portfolio may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

  The Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

  Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index's component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  The Managed Bond, Government Securities, Growth LT, Bond and Income, and International Portfolios may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

FOREIGN CURRENCY FUTURES AND OPTIONS THEREON

  The Managed Bond, Government Securities, Growth LT, Bond and Income, and International Portfolios may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures") and may purchase and write options on foreign currency futures. In addition, a Portfolio may engage in cross-hedging activities, which involve the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different ("proxy") currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the Portfolio Manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS

  The Managed Bond and Government Securities Portfolios may enter into interest rate, interest rate index, and currency exchange rate swap agreements, and may purchase and sell options thereon. A Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's current obligations under a swap agreement will be accrued daily (offset again any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Portfolio. The Bond and Income Portfolio may invest in the following types of swap agreements: (1) "interest rate caps," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (2) "interest rate floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or "floor";
(3) "interest rate collars," under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) "currency exchange rate swap agreements."

  Generally, the swap agreement transactions in which a Portfolio will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

STRUCTURED NOTES

  The Bond and Income Portfolio may invest in structured notes. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio's investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

WARRANTS AND RIGHTS

  The High Yield Bond, Growth LT, Equity Income, Multi-Strategy, Equity, and Bond and Income Portfolios may invest in warrants; however, not more than 10% of the market value of a Portfolio's assets (at the time of purchase), and in the case of the Equity Portfolio 5%, may be invested in warrants other than warrants acquired in units or attached to other securities. Each of these Portfolios may invest in warrants or rights acquired as part of a unit or attached to securities at the time of purchase without limitation. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

DURATION

  Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Portfolio Manager in fixed income security selection. In this discussion, the term "bond" is generally used to connote any type of debt instrument.

  Most notes and bonds have provided interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

  Duration is a measure of the average life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

  Although frequently used, the "term of maturity" of a bond is not a useful measure of the longevity of a bond's cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

  Another way of measuring the longevity of a bond's cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the "dollar-weighted mean waiting time," indicating that it is a measure of the average time to payment of a bond's cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

  A bond's duration depends upon three variables: (i) the maturity of the bond;
(ii) the coupon payments attached to the bond; and (iii) the bond's yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

  Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser or Portfolio Manager to a Portfolio will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

  Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

  Each Portfolio's investment objective as set forth under "Investment Objectives and Policies," and the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of
(a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

  (i) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

  (ii) with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

  (iii) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

  (iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

  (v) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Portfolio's assets);

  (vi) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities in an amount not to exceed 25% of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Fund's Trustees;

  (vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; and

  In addition, with respect to the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth LT, Equity Income, Multi-Strategy, Equity Index and International Portfolios, unless otherwise indicated, such Portfolios may not:

  (viii) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in the Statement of Additional Information (a) the Managed Bond, Equity Index, Government Securities, High Yield Bond, Growth LT, Equity Income, Multi-Strategy, and International

Portfolios may engage in futures contracts and options on futures contracts,
(b) all Portfolios may enter into foreign forward currency contracts; and (c) the Equity Index Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase options on stock index futures;

  (ix) except the Growth LT Portfolio, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (x) except the Growth LT Portfolio, maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Prospectus and in the SAI for transactions in options, futures, and options on futures.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

  Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

  (i) invest for the purpose of exercising control or management;

  (ii) sell securities or property short, except short sales against the box;

  (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants;

  (iv) purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (v) maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Prospectus and in the SAI for transactions in options, futures, and options on futures;

  (vi) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Money Market Portfolio, more than 10% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities; and

  (vii) purchase or sell commodities or commodities contracts, except, (a) futures contracts and options on futures contracts, (b) forward foreign currency contracts and (c) stock index futures, options on stock indexes, and options on stock index futures; subject to any applicable restrictions described in the Prospectus and in the SAI.

  Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. For purposes of fundamental restriction
(v) and nonfundamental restriction (vii) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of nonfundamental restriction (v), a short sale "against the box" shall not be considered a short position.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Trustees and Executive Officers of the Fund, their business address, and principal occupations during the past five years are:

                                                  BUSINESS AFFILIATES AND
 NAME AND ADDRESS          POSITION WITH THE FUND PRINCIPAL OCCUPATIONS
 ----------------          ---------------------- -----------------------
 Thomas C. Sutton*            Chairman of the     Chairman of the Board,
 700 Newport Center Drive     Board, Trustee      Director and Chief Executive
 Newport Beach, CA 92660      and President       Officer of Pacific Life,
 Age 55                                           Pacific Mutual Holding
                                                  Company and Pacific
                                                  LifeCorp.; Former Equity
                                                  Board Member of PIMCO
                                                  Advisors L.P. and similar
                                                  positions with other
                                                  subsidiaries of Pacific
                                                  Life; Director of Newhall
                                                  Land & Farming; Director of
                                                  The Irvine Company; Director
                                                  of Edison International.

 Glenn S. Schafer*            Trustee             President and Director of
 700 Newport Center Drive                         Pacific Life, Pacific Mutual
 Newport Beach, CA 92660                          Holding Company and Pacific
 Age 48                                           LifeCorp and similar
                                                  positions with other
                                                  subsidiaries and affiliates
                                                  of Pacific Life.

 Richard L. Nelson            Trustee             Business Consultant; retired
 8 Cherry Hills Lane                              Partner with Ernst & Young;
 Newport Beach, CA 92660                          Director of Wynn's
 Age 68                                           International, Inc.

 Lyman W. Porter              Trustee             Professor of Management in
 University of California                         the Graduate School of
 at Irvine                                        Management at the University
 Irvine, CA 92717                                 of California, Irvine;
 Age 68                                           Member of the Academic
                                                  Advisory Board of the
                                                  Czecholslovak Management
                                                  Center; and Member of the
                                                  Board of Trustees of the
                                                  American University of
                                                  Armenia.

 Alan Richards                Trustee             President of Alan Richards
 7381 Elegans Place                               Consulting, Inc.; Chairman
 Carlsbad, CA 92009                               of IBIS Capital, LLC; Former
 Age 68                                           Chairman of Advisory Board,
                                                  DCG Corporation; Former
                                                  Director of Western National
                                                  Corporation.

 Brian D. Klemens             Vice President      Assistant Vice President,
 700 Newport Center Drive     and Treasurer       Accounting and Assistant
 Newport Beach, CA 92660                          Controller, Corporate
 Age 41                                           Finance of Pacific Life.

 Diane N. Ledger              Vice President      Vice President, Variable
 700 Newport Center Drive     and Assistant       Regulatory Compliance,
 Newport Beach, CA 92660      Secretary           Corporate Law of Pacific
 Age 58                                           Life.

 Sharon A. Cheever            Vice President      Vice President and
 700 Newport Center Drive     and General         Investment Counsel of
 Newport Beach, CA 92660      Counsel             Pacific Life.
 Age 42

 Audrey L. Milfs              Secretary           Vice President, Director and
 700 Newport Center Drive                         Corporate Secretary of
 Newport Beach, CA 92660                          Pacific Life; and similar
 Age 52                                           positions with other
                                                  subsidiaries and affiliates
                                                  of Pacific Life.

--------
* Mr. Sutton and Mr. Schafer are "interested persons" of the Fund (as that term is defined in the Investment Company Act) because of their positions with Pacific Life as shown above.

  Trustees other than those affiliated with Pacific Life Insurance Company ("Pacific Life" or the "Adviser", formerly known as Pacific Mutual Life Insurance Company) or a Portfolio Manager, currently receive an annual fee of $5,000 and $1,500 for each Board of Trustees meeting attended, including each Audit, Policy, or Nominating Committee meeting attended, plus reimbursement of related expenses. In addition, the Chairman of the Fund's Audit Committee and Policy Committee each receives an additional annual fee of $2,000. The following table summarizes the aggregate compensation paid by the Fund to each Trustee who was not affiliated with Pacific Life or a Portfolio Manager in 1997. The table also shows total compensation paid to these Trustees in 1997 by the Fund and PIMCO Funds: Multi-Manager Series (formerly Equity Advisors Series), an investment company managed by an affiliate of Pacific Life for which Messrs. Nelson, Porter, and Richards (but not Mr. Sutton or Mr. Schafer) also serve as trustees (collectively, "Fund Complex").

                                              PENSION OR
                                              RETIREMENT               TOTAL
                                               BENEFITS   ESTIMATE  COMPENSATION
                                               ACCRUED     ANNUAL    FROM FUND
                                  AGGREGATE   AS PART OF  BENEFITS    COMPLEX
                                 COMPENSATION    FUND       UPON      PAID TO
NAME OF TRUSTEE                   FROM FUND    EXPENSES  RETIREMENT   TRUSTEES
---------------                  ------------ ---------- ---------- ------------
Richard L. Nelson...............   $28,500         0          0       $59,500
Lyman W. Porter.................   $27,000         0          0       $57,500
Alan Richards...................   $28,500         0          0       $64,500

  None of the Trustees or Officers directly own shares of the Fund. As of February 27, 1998, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISER

  Pacific Life serves as Investment Adviser to the Fund pursuant to an Investment Advisory Agreement ("Advisory Contract") between Pacific Life and the Fund. Pacific Life is responsible for administering the affairs of and supervising the investment program for the Fund. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio.

  Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Fund's Portfolios in accordance with applicable laws and regulations.

  The Advisory Contract will continue in effect until December 31, 1998, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Advisory Contract or "interested persons", as defined in the Investment Company Act of 1940 (the "1940 Act"), of any such party. The Advisory Contract was originally approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988. The Advisory Contract was also approved by the shareholders of the Equity Index Portfolio of the Fund at a Meeting of Shareholders of the Equity Index Portfolio held on April 21, 1992. An Addendum to the Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on October 28, 1988. An Addendum to the Advisory Contract which increased the advisory fee schedule with respect to the High Yield Bond, Managed Bond, Government Securities, Equity Income, Multi-Strategy, and International Portfolios, and which included the Growth LT Portfolio as a Portfolio to which the Adviser will perform services under the Advisory Contract, was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on September 29, 1993, and was approved by shareholders of the High Yield Bond, Managed Bond, Government Securities, Equity Income, Multi-Strategy, and International Portfolios at a Special Meeting of Shareholders on December 13, 1993. An

Addendum to the Advisory Contract for the Equity Portfolio and Bond and Income Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 12, 1994, and by the sole shareholder of those Portfolios on September 6, 1994. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days' written notice by either party to the Advisory Contract and will terminate automatically if assigned.

  The Fund pays the Adviser, for its services under the Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund will pay to the Adviser a fee at an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the High Yield Bond, Managed Bond, Government Securities, and Bond and Income Portfolios, the Fund will pay .60% of the average daily net assets of each of the Portfolios. For the Equity Income, Multi-Strategy, and Equity Portfolios, the Fund will pay .65% of the average daily net assets of each of the Portfolios. For the Growth LT Portfolio, the Fund will pay .75% of the average daily net assets of the Portfolio. For the Equity Index Portfolio, the Fund will pay .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of $200 million. For the International Portfolio, the Fund will pay .85% of the average daily net assets of the Portfolio. The fee shall be computed and accrued daily and paid monthly.

  Pacific Life has agreed, until at least December 31, 1999, to waive its fees or otherwise reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest, or gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Life began this expense reimbursement policy in April 1989. There can be no assurance that this policy will be continued beyond December 31, 1999.

  Net advisory fees paid or owed to Pacific Life for 1997 were as follows:
Money Market Portfolio--$1,521,271, High Yield Bond Portfolio--$1,466,135, Managed Bond Portfolio--$2,055,929, Government Securities Portfolio--$645,820, Growth LT Portfolio--$4,193,552, Equity Income Portfolio--$4,062,587, Multi-Strategy Portfolio--$1,866,445, Equity Portfolio--$1,818,664, Bond and Income Portfolio--$568,647, Equity Index Portfolio--$1,080,856, and International Portfolio--$5,353,459.

  Net advisory fees paid or owed to Pacific Life for 1996 were as follows:
Money Market Portfolio--$625,727, High Yield Bond Portfolio--$783,894, Managed Bond Portfolio--$1,071,851, Government Securities Portfolio--$483,849, Growth LT Portfolio--$2,367,481, Equity Income Portfolio--$1,977,164, Multi-Strategy Portfolio--$1,107,889, Equity Portfolio--$1,049,649, Bond and Income Portfolio--$411,129, Equity Index Portfolio--$511,324, and International Portfolio--$2,586,397.

  Net advisory fees paid or owed to Pacific Life for 1995 were as follows:
Money Market Portfolio--$386,292, High Yield Bond Portfolio--$318,918, Managed Bond Portfolio--$519,084, Government Securities Portfolio--$226,533, Growth LT Portfolio--$845,391, Equity Income Portfolio--$840,710, Multi-Strategy Portfolio--$650,409, Equity Portfolio--$564,917, Bond and Income Portfolio-- $255,233, Equity Index Portfolio--$194,604 and International Portfolio-- $1,030,744.

  The Fund paid Pacific Life $165,000 for its services under the Agreement for Support Services during 1997, and $108,000 during 1996, representing 0.004% and 0.005%, respectively, of the Fund's average daily net assets and anticipates that fees to be paid for 1998 under said Agreement will be approximately 0.003% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT AGREEMENTS

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Suite 360, Post Office Box 6430, Newport

Beach, California 92658-6430, PIMCO is the Portfolio Manager and provides investment advice and makes and implements investment decisions with respect to the Managed Bond Portfolio and Government Securities Portfolio. For the services provided, for the years 1996 and 1995, Pacific Life paid PIMCO a fee based on a percentage of each Portfolio's average daily net assets according to the following schedule:

               MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS

              RATE %   BREAK POINT (ASSETS)
              ------   --------------------
               .50%    On first $25 million
               .375%   On next $25 million
               .25%    On excess

  PIMCO is registered as an investment adviser with the SEC and a commodity trading adviser with the CFTC. Such registration does not involve supervision by the SEC over investment advice or supervision by the CFTC over commodities trading. PIMCO is currently providing investment advisory services to the PIMCO Funds Pacific Investment Manager Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Multi-Manager Series (formerly Equity Advisors Series), the Harbor Bond Fund of the Harbor Fund, The Total Return Bond and the Intermediate-Term Bond Portfolios of the Target Portfolio Trust, the Fixed Income I Fund, Diversified Bond Fund, Fixed Income III Fund, and Multi-Strategy Bond Fund of the Frank Russell Investment Management Company, the PIMCO Total Return Bond Portfolio of the American Skandia Trust, the Total Return Fund of Fremont Mutual Funds, Inc., CitiSelect Foreign Bond Portfolio of the Landmark Funds I, CitiSelect VIP Folio 200, 300, 400, and 500 of the Variable Annuity Portfolios, the Core Bond Fund of the Russell Insurance Funds, the Low Duration U.S. Government Income Fund of the PaineWebber Bond Funds, the Strategic Fixed Income Portfolio of the PaineWebber Series Trust, the PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments of the PaineWebber PACE Select Advisors Trust, as well as to managed accounts consisting of proceeds from pension and profit sharing plans. Net fees paid or owed by Pacific Life to PIMCO in 1997 were $929,041 for the Managed Bond Portfolio and $292,079 for the Government Securities Portfolio, in 1996 were $541,256 for the Managed Bond Portfolio and $295,607 for the Government Securities Portfolio and in 1995 were $310,529 for the Managed Bond Portfolio and $171,814 for the Government Securities Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4928, Janus is the Portfolio Manager and provides investment advisory services to the Growth LT Portfolio. For the services provided, for the years 1996 and 1995, Pacific Life paid Janus a fee based on a percentage of the average daily net assets of the Growth LT Portfolio according to the following schedule:

                              GROWTH LT PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .60%  On first $100 million
               .55%  On excess

  Janus serves as investment adviser to the Janus Funds, as well as other mutual funds and individual, corporate, charitable, and retirement accounts. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services. Net fees paid or owed by Pacific Life to Janus for the Growth LT Portfolio in 1997 were $2,813,259, in 1996 were $1,789,724 and in 1995 were
$664,739.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), 522 Fifth Avenue, New York, New York 10036, J.P. Morgan Investment is the Portfolio Manager and provides investment advisory services to the Equity Income Portfolio and the Multi-Strategy Portfolio. For the services provided, for the years 1996 and 1995, Pacific Life paid J.P. Morgan Investment a fee based on a percentage of the combined average daily net assets of these two Portfolios according to the following schedule:

                  EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .45%  On first $100 million
               .40%  On next $100 million
               .35%  On next $200 million
               .30%  On excess

  J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("Morgan"), J.P. Morgan Investment was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Investment Group of Morgan Guaranty Trust Company of New York, also a subsidiary of Morgan.

  Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. As of December 31, 1997, Morgan, through J.P. Morgan Investment and its subsidiaries, has assets under management of approximately $255 billion. With offices around the globe, J.P. Morgan Investment draws from a worldwide resources base to provide comprehensive service to an international group of clients.

  Net fees paid or owed by Pacific Life to J.P. Morgan Investment in 1997 were $1,998,776 for the Equity Income Portfolio and $920,564 for the Multi-Strategy Portfolio, in 1996 were $1,135,557 for the Equity Income Portfolio and $637,384 for the Multi-Strategy Portfolio and in 1995 were $537,832 for the Equity Income Portfolio and $417,904 for the Multi-Strategy Portfolio.

  From January 1, 1995 through April 30, 1998, pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Greenwich Street Advisors Division of Smith Barney Mutual Funds Management Inc. ("Greenwich Street Advisors"), 388 Greenwich Street, 23rd Floor, New York, New York 10048, Greenwich Street Advisors was the Portfolio Manager and provided investment advisory service to the Equity Portfolio and Bond and Income Portfolio. For the services provided, for the year 1997, Pacific Life paid a fee to Greenwich Street Advisors based on a percentage of the combined average daily net assets of the Equity and Bond and Income Portfolios according to the following schedule:

                     EQUITY AND BOND AND INCOME PORTFOLIOS

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .45%  On first $100 million
               .40%  On next $100 million
               .35%  On next $200 million
               .30%  On next $600 million
               .20%  On excess

  For the services provided, for the years 1996 and 1995, Pacific Life paid a fee to Greenwich Street Advisors based on a percentage of each Portfolio's average daily net assets according to the following fee schedules:

                               EQUITY PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .50%  On first $500 million
               .45%  On next $500 million
               .40%  On excess

                           BOND AND INCOME PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .40%  On first $500 million
               .35%  On next $ 500 million
               .30%  On excess

  Net fees paid or owed by Pacific Life to Greenwich Street Advisors in 1997 were $1,088,097 for the Equity Portfolio and $368,846 for the Bond and Income Portfolio, in 1996 were $808,784 for the Equity Portfolio and $274,358 for the Bond and Income Portfolio, and in 1995 were $435,730 for the Equity Portfolio and $170,779 for the Bond and Income Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Bankers Trust Company ("BTCo"), a wholly-owned subsidiary of Bankers Trust New York Corporation, 130 Liberty Street, New York, New York 10006, BTCo is the Portfolio Manager and provides investment advisory services to the Equity Index Portfolio. For the services provided, for the years 1996 and 1995, Pacific Life paid a quarterly fee in advance to BTCo, based on the net assets of the Equity Index Portfolio at the beginning of each calendar quarter in accordance with the following schedule:

                            EQUITY INDEX PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .07%  On first $100 million
               .03%  On next $ 100 million
               .01%  On excess

  This fee is subject to a minimum annual fee of $100,000 for the calendar year 1996 and each year thereafter. For the calendar year 1995, the fee was subject to a minimum annual fee of $75,000.

  BTCo is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. BTCo is responsible for the management of the Equity Index Portfolio. As of December 31, 1997, BTCo managed assets approximating $317.8 billion. BTCo is the investment manager to the following registered investment companies: Short-Intermediate Fixed-Income Portfolio of Accessor Funds, Inc.; MidCap Index, Stock Index and Small Cap Index Funds of American General Series Portfolio ("VALIC"); Equity and Fixed Income Portfolios of the Bank Fiduciary Funds; Tax Free Money, NY Tax Free Money, Cash Management, Treasury Money, Lifecycle Short-Range, Lifecycle Mid-Range, Lifecycle Long-Range, Intermediate Tax Free, Global High Yield Securities, International Equity, Capital Appreciation, Pacific Basin Equity, Latin American Equity and Small Cap Portfolios of the BT Investment Trust; Money Market, Limited Term U.S. Government Securities, Equity 500 Index, Equity Appreciation (Investment Class), Institutional Asset Management and PreservationPlus (Investment and Institutional Classes) Portfolios of the BT Pyramid Mutual Funds Trust; Equity 500 Index, Cash Management, Treasury Money, Cash Reserves, Liquid Assets, Treasury Assets, Daily Assets and International Equity (Classes I and II) Portfolios of the BT Institutional Trust; Advisor and Institutional Classes of the EAFE Equity Index, Small Cap Index and U.S. Bond Index Portfolios of the BT

Advisor Trust; Small Cap, International Equity, U.S., Bond Index, EAFE Equity Index, Equity 500 Index, Small Cap Index and Managed Assets Funds of the BT Insurance Funds Trust; BT Equity 500 Index, BT Small Company Index and BT International Equity Index Portfolios of the EQ Advisors Trust; Spartan US Equity Index, Spartan Extended Market Index, Spartan Market Index, Spartan Total Market Index, Spartan International Index and VIP Index 500 Funds of the Fidelity Funds; Scudder AARP US Stock Index Portfolio; and USAA S&P Index 500 Fund.

  Net fees paid or owed by Pacific Life to BTCo in 1997 were $135,863, in 1996 were $100,000, and in 1995 were $75,000.

  From January 1, 1995 through May 31, 1997 pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Templeton Investment Counsel, Inc. ("Templeton"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091, Templeton was the Portfolio Manager and provided investment advice with respect to the International Portfolio. For the services provided, for the period January 1, 1997 through May 31, 1997 and for the years 1996 and 1995, Pacific Life paid a fee to Templeton based on a percentage of the Portfolio's average daily net assets according to the following fee schedule:

                            INTERNATIONAL PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   --------------------
               .70%  On first $25 million
               .55%  On next $ 25 million
               .50%  On next $ 50 million
               .40%  On excess

  Net fees paid or owed by Pacific Life to Templeton for the International Portfolio from January 1, 1997 to May 31, 1997 were $945,379, in 1996 were $1,382,217, and in 1995 were $643,941.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Morgan Stanley Asset Management Inc. ("Morgan Stanley"), 1221 Avenue of the Americas, New York, New York 10020, Morgan Stanley serves as the Portfolio Manager and provides investment advisory services to the International Portfolio. For the services provided, for the period June 1, 1997 to December 31, 1997, Pacific Life paid a fee at an annual rate of .35% to Morgan Stanley based on the Portfolio's average daily net assets.

  Net fees paid or owed by Pacific Life to Morgan Stanley from June 1, 1997 to December 31, 1997 were $1,478,065 for the International Portfolio.

  The Portfolio Management Agreements are not exclusive, and PIMCO, Janus, J.P. Morgan Investment, BTC, Goldman Sachs Asset Management, and Morgan Stanley may provide and currently are providing investment advisory services to other clients, including other investment companies.

DISTRIBUTION OF FUND SHARES

  Pacific Mutual Distributors, Inc. ("PMD") serves as the Fund's Distributor pursuant to a Distribution Contract (the "Distribution Contract") with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares. PMD bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PMD in connection with the distribution or sale of the shares.

  The expenses incurred by the Fund with respect to each Portfolio in connection with the Fund's organization, its registration with the SEC and any states where registered, and the public offering of its shares were advanced on behalf of the Fund by the Adviser. These organizational expenses were deferred and amortized by the Fund's Portfolios over a period of 60 months. Similarly, the organizational expenses of Portfolios of the

Fund that have been organized after the Fund commenced operations have been advanced on behalf of the Fund by the Adviser, and are deferred and amortized by the pertinent Portfolio over a period of 60 months from the commencement of operations of the Portfolio. See "Financial Statements."

  As of April 24, 1998, Pacific Life beneficially owned 0% of the outstanding shares of the Portfolios of the Fund. Pacific Life would exercise voting rights attributable to any shares of the Fund owned by it in accordance with voting instructions received by Owners of the Policies issued by Pacific Life. To this extent, as of April 24, 1998, Pacific Life did not exercise control over any Portfolio.

PURCHASES AND REDEMPTIONS

  For information on purchase and redemption of shares, see "More on the Fund's Shares" in the Fund's Prospectus. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

  Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Portfolio Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or Portfolio Manager is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

  There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Portfolio Manager may be unable to negotiate commission rates for these transactions.

  The Adviser or Portfolio Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts and other investments for a Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Adviser or Portfolio Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the Adviser or Portfolio Manager may pay higher commission rates than the lowest available when the Adviser or Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the above policy of obtaining the best net results, a portion of a Portfolio's brokerage and futures transactions may be conducted through an affiliated broker. The brokerage commissions paid to an affiliated broker will not exceed 25% of the brokerage commission incurred per year by the Portfolio.

  Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by the Adviser or Portfolio Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser or Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Portfolio Manager, and the results of such allocations, are subject to periodic review by the Fund's Adviser and Board of Trustees.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Portfolio Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Portfolio Manager places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Portfolio Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Portfolio Manager and its affiliates receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Portfolio Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Adviser or Portfolio Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

  During the years 1997, 1996 and 1995, respectively, the following Portfolios incurred brokerage commissions as follow: the High Yield Bond Portfolio-- $2,500, $1,700 and $0, the Managed Bond Portfolio--$41,315, $33,718 and
$21,987, the Government Securities Portfolio--$21,349, $16,819 and $11,874, the Growth LT Portfolio--$1,057,621, $559,163 and $325,340, the Equity Income Portfolio--$1,162,083, $746,412 and $314,236, the Multi-Strategy Portfolio-- $283,791, $231,844 and $129,476, the Equity Portfolio--$706,250, $286,596 and
$335,550 of which $61,512 (8.71%), $60,498 (21.11%) and $68,472 (20.41%) was
paid to Smith Barney Inc. and $23,700 (3.36%), $11,100 (3.87%) and $22,500
(6.71%) was paid to Robinson Humphrey Co.,

Inc., affiliates of Greenwich Street Advisors, the Bond and Income Portfolio-- $0, $0 and $0, the Equity Index Portfolio--$157,624, $137,980 and $43,415, the
International Portfolio--$1,606,247, $883,241 and $376,660 of which $39,617
(2.47%) was paid to Morgan Stanley & Co. during the period June 1, 1997 to December 31, 1997, an affiliate of Morgan Stanley Asset Management Inc.

  On December 31, 1997, the Managed Bond Portfolio held securities of Salomon Brothers Inc. and Goldman Sachs & Co. valued at $10,146,828 and $8,000,664, respectively; the Growth LT Portfolio held securities of Charles Schwab & Co. valued at $7,580,203; and the Equity Index Portfolio held securities of Merrill Lynch & Co. valued at $2,786,212, each of which is a broker or dealer regularly used for brokerage transactions by that Portfolio. On December 31, 1996, the Managed Bond Portfolio held securities of Lehman Brothers Holdings and PaineWebber Group valued at $4,029,960 and $1,556,678, respectively; and the Equity Index Portfolio held securities of Merrill Lynch & Co. and Salomon Brothers Inc. valued at $839,450 and $358,150, respectively, each of which is a broker or dealer regularly used for brokerage transactions by that Portfolio. On December 31, 1995, the Managed Bond Portfolio held securities of Merrill Lynch & Co. and Salomon Brothers Inc. valued at $501,195 and $2,798,794, respectively; and the Equity Index Portfolio held securities of American Express, Merrill Lynch & Co. and Salomon Brothers Inc. valued at $542,012, $249,900 and $99,400, respectively, each of which is a broker or dealer regularly used for brokerage transactions by that Portfolio.

PORTFOLIO TURNOVER

  For reporting purposes, each Portfolio's portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. Government securities are included. Short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions.

  The portfolio turnover rates are not expected to exceed: 0% for the Money Market Portfolio; 400% for the Managed Bond and Government Securities Portfolios; and 150% for all other Portfolios. For the Portfolios other than the Money Market Portfolio, portfolio turnover could be greater in periods of unusual market movement and volatility. For the years 1997, 1996, and 1995, respectively, the portfolio turnover rate for each of the Portfolios was as follows: Money Market Portfolio--0%, 0%, and 0%, High Yield Bond Portfolio-- 103%, 120%, and 127%, Managed Bond Portfolio--231%, 386%, and 191%, Government Securities Portfolio--203%, 307%, and 299%, Growth LT Portfolio--145%, 147%, and 166%, Equity Income Portfolio--106%, 95%, and 86%, Multi-Strategy Portfolio--72%, 133%, and 176%, Equity Portfolio--160%, 91%, and 226%, Bond and Income Portfolio--15%, 27%, and 52%, Equity Index Portfolio--3%, 20%, and 8%, and International Portfolio--84%, 21%, and 16%.

                                NET ASSET VALUE

  As indicated under "Net Asset Value" in the Prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined usually at or about 4:00 p.m. New York City time, on each day the New York Stock Exchange is open for trading. The New York Stock Exchange and other exchanges usually close for trading at 4:00 p.m. New York City time. In the event that the New York Stock Exchange or other exchanges close early, the Fund normally will deem the closing price of each Portfolio's assets to be the price of those assets at 4:00 p.m. New York City time. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. With respect to the Portfolios that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation. Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. New York City time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of the net asset value of the Managed Bond, Government Securities, Growth LT, Multi-Strategy, and International Portfolios may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining net asset value. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day (which may be after 4:00 p.m. New York City time) may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time a Portfolio's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting net asset value occur during such period, the securities would be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees of the Fund. In determining the fair value of securities, the Fund may consider available information including information that becomes known after 4:00 p.m. New York City time, and the values that are determined will be deemed to be the price at 4:00 p.m. New York City time.

  The Money Market Portfolio's portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

  The Commission's regulations require the Money Market Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

  All other Portfolios are valued as follows:

  Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, although the actual calculations may be made by persons acting under the direction of the Board. Money market instruments are valued at market value, except that instruments maturing in sixty days or less are valued using the amortized cost method of valuation.

  The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

  Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

  When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rates quoted by the custodian on the morning of valuation.

                            PERFORMANCE INFORMATION

  The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

  Current yield for the Money Market Portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of Portfolio expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

    Effective Yield = [(Base Period Return + 1) (To the power of 365/7)]-1

  For the 7-day period ending December 31, 1997, the current yield of the Money Market Portfolio was 5.54% and the effective yield of the Portfolio was 5.69%.

  Quotations of yield for the remaining Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                2 {[([(a-b)/c*d] + 1 (To the power of 6)] - 1}

  where

    a = dividends and interest earned during the period,

    b = expenses accrued for the period (net of reimbursements),

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

    d = the maximum offering price per share on the last day of the period.

  For the 30 day period ended December 31, 1997, the yield of the remaining Portfolios that had commenced operations on or before that date was as follows: 8.40% for the High Yield Bond Portfolio, 5.76% for the Managed Bond Portfolio, 5.44% for the Government Securities Portfolio, 0.37% for the Growth LT Portfolio, 3.37% for the Multi-Strategy Portfolio, 1.08% for the Equity Income Portfolio, 0.89% for the Equity Portfolio, 6.47% for the Bond and Income Portfolio, 1.62% for the Equity Index Portfolio and 1.74% for the International Portfolio.

  Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include a period of one year (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)(To the power of n) = ERV (where P = a hypothetical initial payment of $1,000, T = the total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

  For the one year period ended December 31, 1997, the total return for each Portfolio that had commenced operations on or before that date was as follows:
5.28% for the Money Market Portfolio, 9.44% for the High Yield Bond Portfolio, 9.92% for the Managed Bond Portfolio, 9.48% for the Government Securities Portfolio, 10.96% for the Growth LT Portfolio, 28.60% for the Equity Income Portfolio, 19.62% for the Multi-Strategy Portfolio, 18.18% for the Equity Portfolio, 16.32% for the Bond and Income Portfolio, 32.96% for the Equity Index Portfolio, and 9.28% for the International Portfolio.

  For the five year period ended December 31, 1997, the average annual total return for each Portfolio that had commenced operations on or before that date was as follows: 4.44% for the Money Market Portfolio, 11.40% for the High Yield Bond Portfolio, 7.81% for the Managed Bond Portfolio, 7.08% for the Government Securities Portfolio, 16.90% for the Equity Income Portfolio, 12.66% for the Multi-Strategy Portfolio, 16.12% for the Equity Portfolio, 11.04% for the Bond and Income Portfolio, 19.74% for the Equity Index Portfolio, and 14.55% for the International Portfolio. The Growth LT Portfolio did not begin operations until January 4, 1994.

  For the ten year period ended December 31, 1997, the average annual total returns for the Equity Portfolio and Bond and Income Portfolio were 14.76% and 11.30%, respectively.

  Based upon the period from the commencement of Fund operations on January 4, 1988 until December 31, 1997, the average annual total return for each Portfolio, except the Growth LT, Equity, and Bond and Income and Equity Index Portfolios, was as follows: 5.35% for the Money Market Portfolio, 11.13% for the High Yield Bond Portfolio, 9.47% for the Managed Bond Portfolio, 8.83% for the Government Securities Portfolio, 14.61% for the Equity Income Portfolio, 11.93% for the Multi-Strategy Portfolio, and 9.25% for the International Portfolio. Based upon the period from the commencement of operations of the Growth LT Portfolio on January 4, 1994 until December 31, 1997, the average annual total return for the Growth LT Portfolio was 19.31%. Based upon the period from the commencement of the first full year of operations of the Equity Portfolio and Bond and Income Portfolio on January 1, 1984, the average annual total return for each of these Portfolios was 15.01% and 12.48%, respectively. Based upon the period from the commencement of the Equity Index Portfolio operations on January 30, 1991 until December 31, 1997, the average annual total return for the Equity Index Portfolio was 18.75%.

  The performance results for the Equity Income, Multi-Strategy, and International Portfolios occurred when these Portfolios were advised by different Portfolio Managers. J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income Portfolio and the Multi-Strategy Portfolio on January 1, 1994 and Morgan Stanley began serving as Portfolio Manager to the International Portfolio on June 1, 1997. The performance results for the Equity Portfolio and Bond and Income Portfolio are based, in part, on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

  Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"); the Dow Jones Industrial Average ("DJIA"); for the Money Market Portfolio, the Donoghue Money Market Institutional Averages; for the Growth LT Portfolio, the Russell 2500 Index; for the Equity Portfolio, the Russell 1000 Growth Index; for those Portfolios with investments in fixed income securities, the Lehman Brothers Government/Corporate Bond Index; for the Government Securities Portfolio, the Lehman Brothers Government Bond Index; for the High Yield Bond Portfolio, the First Boston High Yield Bond Index; for the Multi-Strategy Portfolio, the Lehman Brothers Aggregate Bond Index; for the Bond and Income Portfolio, the Lehman Brothers Long Term Government/Corporate Bond Index and the Lehman Brothers Aggregate Bond Index; for the International Portfolio, Morgan Stanley Capital International's EAFE Index, which represents the stock markets of Europe, Australia, and the Far East; or other unmanaged indexes, so that investors may compare a Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Quotations of yield or total return for the Fund will not take into account charges and deductions against any Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued or administered by Pacific Life. The Portfolio's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Contracts. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                   TAXATION

  Each Portfolio intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

  To qualify as a regulated investment company, each Portfolio generally must, among other things:(i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and
(iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

  As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  If a Portfolio invests in shares of a foreign investment company, the Portfolio may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. The Portfolio may be eligible to elect alternative tax treatment that would mitigate the effects of owning foreign investment company stock.

  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

  The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

  In the event that the rules or regulations are adopted there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Trust will not have to change any Portfolio's investment objective or investment policies. While each Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Portfolios as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Portfolio's underlying the Separate Accounts.

DISTRIBUTIONS

  Distributions by a Portfolio of any investment company taxable income (which includes, among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will be treated as ordinary income for tax purposes in the hands of a shareholder (a Separate Account). Distributions of net capital gains (the excess of any net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will generally be treated by a Separate Account as either "20% Rate Gain" or "28%

Rate Gain", depending upon the Portfolio's holding period for the assets sold, regardless of the length of time a Separate Account has held Portfolio shares.

HEDGING TRANSACTIONS

  The diversification requirements applicable to a Portfolio's assets may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts.

                               OTHER INFORMATION

CONCENTRATION POLICY

  Under each Portfolio's investment restrictions, a Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("government issued") are considered government securities. The Portfolios take the position that mortgage-related securities, whether government issued or privately issued, do not represent interests in any particular "industry" or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, the Fund, in consultation with its Portfolio Managers, utilizes its own industry classifications.

CAPITALIZATION

  The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

  Expenses incurred by the Growth LT Portfolio in connection with the Fund's organization and establishment of the Portfolio and the public offering of the shares of the Portfolio, aggregated approximately $3,952. These costs have been deferred by the Growth LT Portfolio and are being amortized by it over a period of five years from the beginning of operations of the Portfolio.

VOTING RIGHTS

  Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

  Under the Declaration of Trust, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. The Fund's shares do not have cumulative voting rights.

CUSTODIAN AND TRANSFER AGENCY AND DIVIDEND DISBURSING SERVICES

  Investors Fiduciary Trust Company ("IFTC") serves as Custodian for assets of the Fund. Pursuant to a sub-custody agreement between IFTC and The Chase Manhattan Bank ("Chase"), Chase serves as subcustodian of the Fund for the custody of the foreign securities acquired by the Fund. Under the agreement, and in accordance with applicable regulations, Chase may hold the foreign securities at its principal office at 270 Park Avenue, New York, New York 10081, at Chase's branches, at a foreign branch of a qualified U.S. bank, an eligible foreign subcustodian, or an eligible foreign securities depository. Pursuant to rules or other exemptions under the 1940 Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories.

  Pacific Life provides dividend disbursing and transfer agency services to the Fund.

FINANCIAL STATEMENTS

  The financial statements of the Fund as of December 31, 1997, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Report of the Fund dated as of December 31, 1997. The financial statements have been audited by Deloitte & Touche LLP, independent auditors, except for information for the Equity Portfolio and Bond and Income Portfolio for years before 1994, which was audited by other independent auditors.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP serves as the independent auditors for the Fund. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

COUNSEL

  Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

REGISTRATION STATEMENT

  This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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FORM NO. 800-04